                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-22127

                        RIVERSOURCE VARIABLE SERIES TRUST
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (612) 671-1947

Date of fiscal year end:  12/31

Date of reporting period: 12/31

Annual Report
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO FUNDS

ANNUAL REPORT
FOR THE PERIOD ENDED
DECEMBER 31, 2008


References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Partners Variable Portfolio - Fundamental Value Fund
RiverSource Partners Variable Portfolio - Select Value Fund
RiverSource Partners Variable Portfolio - Small Cap Value Fund
RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - Growth Fund
RiverSource Variable Portfolio - High Yield Bond Fund

RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - Large Cap Equity Fund
RiverSource Variable Portfolio - Large Cap Value Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund RiverSource Variable Portfolio - Small Cap Advantage Fund
Threadneedle Variable Portfolio - Emerging Markets Fund
Threadneedle Variable Portfolio - International Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2008 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

RIVERSOURCE PARTNERS VP -- FUNDAMENTAL VALUE
  FUND
Portfolio Management Q&A...................    3
Top Ten Holdings...........................    4
The Fund's Long-term Performance...........    5
RIVERSOURCE PARTNERS VP -- SELECT VALUE FUND
Portfolio Management Q&A...................    6
Top Ten Holdings...........................    8
The Fund's Long-term Performance...........    9
RIVERSOURCE PARTNERS VP -- SMALL CAP VALUE FUND
Portfolio Management Q&A...................   10
Top Ten Holdings...........................   14
The Fund's Long-term Performance...........   15
RIVERSOURCE VP -- BALANCED FUND
Portfolio Management Q&A...................   16
Top Ten Holdings...........................   19
The Fund's Long-term Performance...........   20
RIVERSOURCE VP -- CASH MANAGEMENT FUND
Portfolio Management Q&A...................   21
RIVERSOURCE VP -- DIVERSIFIED BOND FUND
Portfolio Management Q&A...................   23
Top Ten Corporate Bond Holdings............   25
The Fund's Long-term Performance...........   26
RIVERSOURCE VP -- DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A...................   27
Top Ten Holdings...........................   29
The Fund's Long-term Performance...........   30
RIVERSOURCE VP -- GLOBAL BOND FUND
Portfolio Management Q&A...................   31
Top Ten Holdings...........................   33
The Fund's Long-term Performance...........   34
RIVERSOURCE VP -- GLOBAL INFLATION PROTECTED
  SECURITIES FUND
Portfolio Management Q&A...................   35
The Fund's Long-term Performance...........   38
RIVERSOURCE VP -- GROWTH FUND
Portfolio Management Q&A...................   39
Top Ten Holdings...........................   41
The Fund's Long-term Performance...........   42
RIVERSOURCE VP -- HIGH YIELD BOND FUND
Portfolio Management Q&A...................   43
Top Ten Corporate Bond Holdings............   45
The Fund's Long-term Performance...........   46
RIVERSOURCE VP -- INCOME OPPORTUNITIES FUND
Portfolio Management Q&A...................   47
Top Ten Corporate Bond Holdings............   49
The Fund's Long-term Performance...........   50
RIVERSOURCE VP -- LARGE CAP EQUITY FUND
Portfolio Management Q&A...................   51
Top Ten Holdings...........................   53
The Fund's Long-term Performance...........   54
RIVERSOURCE VP -- LARGE CAP VALUE FUND
Portfolio Management Q&A...................   55
Top Ten Holdings...........................   57
The Fund's Long-term Performance...........   58
RIVERSOURCE VP -- MID CAP GROWTH FUND
Portfolio Management Q&A...................   59
Top Ten Holdings...........................   61
The Fund's Long-term Performance...........   62
RIVERSOURCE VP -- MID CAP VALUE FUND
Portfolio Management Q&A...................   63
Top Ten Holdings...........................   65
The Fund's Long-term Performance...........   66
RIVERSOURCE VP -- S&P 500 INDEX FUND
Portfolio Management Q&A...................   67
Top Ten Holdings...........................   69
The Fund's Long-term Performance...........   70
RIVERSOURCE VP -- SHORT DURATION U.S. GOVERNMENT
  FUND
Portfolio Management Q&A...................   71
The Fund's Long-term Performance...........   74
RIVERSOURCE VP -- SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A...................   75
Top Ten Holdings...........................   77
The Fund's Long-term Performance...........   78
THREADNEEDLE VP -- EMERGING MARKETS FUND
Portfolio Management Q&A...................   79
Top Ten Holdings...........................   81
The Fund's Long-term Performance...........   82
THREADNEEDLE VP -- INTERNATIONAL OPPORTUNITY
  FUND
Portfolio Management Q&A...................   83
Top Ten Holdings...........................   85
The Fund's Long-term Performance...........   86
FUND EXPENSES EXAMPLES.....................   87
FINANCIAL STATEMENTS.......................   93
NOTES TO FINANCIAL STATEMENTS..............  113
PORTFOLIO OF INVESTMENTS...................  157
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM..........................  264
BOARD MEMBERS AND OFFICERS.................  265
APPROVAL OF THE SUBADVISORY AGREEMENT
  BETWEEN TURNER INVESTMENT PARTNERS, INC.
  AND RIVERSOURCE INVESTMENTS, LLC.........  268
PROXY VOTING...............................  269






--------------------------------------------------------------------------------
2  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or to any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

PORTFOLIO MANAGEMENT Q&A
RiverSource Partners VP - Fundamental Value Fund

RiverSource Partners VP - Fundamental Value Fund (the Fund) declined 38.58% for the annual period ended Dec. 31, 2008. The Fund underperformed its benchmark, the Standard and Poor's 500 Index (S&P Index), which lost 37.00%. The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Core Funds Index, which declined 37.07% during the same period.

Davis Selected Advisers, L.P. (Davis), an independent money management firm, manages the Fund's portfolio.

Q:   What factors most significantly affected the Fund's performance?

A: The sectors within the S&P Index that turned in the weakest performance during the year were financials, materials and information technology. The sectors that turned in the strongest (but still negative) performance during the year were consumer staples and health care.

--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource Partners VP - Fundamental Value Fund                   -38.58%

S&P 500 Index (unmanaged)                                          -37.00%

Lipper Large-Cap Core Funds Index                                  -37.07%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

     The Fund's financial companies outperformed the corresponding sector within the S&P Index, but still detracted from performance. AMERICAN INTL GROUP, AMERICAN EXPRESS, MERRILL LYNCH, BERKSHIRE HATHAWAY, LOEWS, WACHOVIA and JPMORGAN CHASE & CO were among the top detractors from performance. WELLS FARGO & CO and HARTFORD FINANCIAL SERVICES GROUP were among the top contributors to the Fund's performance.

     Energy companies were the second largest detractors from performance with CONOCOPHILLIPS among the top detractors. The Fund's performance relative to the S&P Index was helped by having a higher weighting in consumer staples companies; however, stock selection within the sector detracted. WAL-MART STORES was an exception, as it was among the largest contributors to performance while COSTCO WHOLESALE was among the largest detractors.

     Within the consumer discretionary sector, H&R BLOCK* was the single most important contributor to the Fund's performance during the year. In addition, SCHERING-PLOUGH, within the health care sector, was also a large contributor to the Fund's performance.

     The Fund held 10% of assets in foreign companies including American Depositary Receipts (ADRs) as of Dec. 31, 2008. As a whole these companies underperformed the domestic companies held by the Fund.

Q:   What changes did you make to the portfolio during the period?

A: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

* In 2008, Ameriprise Financial completed its acquisition of the financial advisory business unit of H&R Block. RiverSource Investments is a part of Ameriprise Financial.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  3

RiverSource Partners VP - Fundamental Value Fund




     As of Dec. 31, 2008, three companies had dropped out of the Fund's top 10 holdings during the annual period. One of these holdings, MICROSOFT, is still among the Fund's top 20 holdings. Two additions to the Fund's top 10 holdings at the end of 2008, WELLS FARGO & CO and EOG RESOURCES, were previously among the Fund's top 20 holdings.

Q:   How are you positioning the portfolio going forward?

A: We have built a portfolio that is quite different in composition from the S&P 500 Index. Our investment strategy for the Fund is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value, and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL           NET EXPENSES(A)
0.99%                0.95%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.03%), will not exceed 0.98%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -38.58%
 Since inception (5/1/06)                                     -12.66%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Financials                                        27.5%
Energy                                            17.4%
Consumer Staples                                  14.9%
Consumer Discretionary                             9.5%
Cash & Cash Equivalents                            9.0%
Information Technology                             7.5%
Other(1)                                          14.2%




 (1) Includes Industrials 5.0%, Materials 4.5%, Health Care 4.3%,
     Telecommunication Services 0.2% and Utilities 0.2%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Costco Wholesale                  5.1%              $43,001,700
 Berkshire Hathaway Cl B           5.1                42,579,071
 Wells Fargo & Co                  4.7                39,791,605
 ConocoPhillips                    4.4                37,126,095
 Occidental Petroleum              4.2                35,654,457
 JPMorgan Chase & Co               4.2                35,587,910
 Devon Energy                      3.4                28,589,107
 Philip Morris Intl                3.2                26,607,627
 EOG Resources                     2.9                24,729,144
 American Express                  2.4                20,018,975




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 39.6% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Fundamental Value Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP-FUNDAMENTAL VALUE FUND LINE GRAPH)

                            RIVERSOURCE PARTNERS
                                     VP                               LIPPER LARGE-CAP
                              FUNDAMENTAL VALUE         S&P 500          CORE FUNDS
                                    FUND                 INDEX              INDEX
                            --------------------    --------------    ----------------
5/1/06                            $10,000              $10,000            $10,000
6/30/06                             9,976                9,725              9,705
12/31/06                           10,924               10,964             10,771
6/30/07                            11,608               11,727             11,560
12/31/07                           11,343               11,566             11,485
6/30/08                            10,120               10,189             10,245
12/31/08                            6,967                7,287              7,227




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP - Fundamental Value Fund (from 5/1/06 to 12/31/08) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  5

PORTFOLIO MANAGEMENT Q&A

RiverSource Partners VP - Select Value Fund

RiverSource Partners VP - Select Value Fund (the Fund) declined 36.58% for the annual period ended Dec. 31, 2008, outperforming the Fund's benchmark, the Russell Midcap(R) Value Index (Russell Index,) which fell 38.44%. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Value Funds Index, which declined 39.71% for the same period.

Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE), both independent money management firms, manage portions of the Fund. As of Dec. 31, 2008, Systematic managed approximately 56% of the Fund's portfolio, while WEDGE managed approximately 44% of the Fund's portfolio.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource Partners VP - Select Value Fund                        -36.58%

Russell Midcap Value Index                                         -38.44%

Lipper Mid-Cap Value Funds Index                                   -39.71%




(see "The Fund's Long-term Performance" for Index descriptions)


The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


Q: What factors most significantly affected your portion of the Fund's performance during the period?

     SYSTEMATIC: The primary driver of our outperformance of the Russell Index for the annual period was good stock selection, especially within the financials, consumer discretionary and telecommunication services sectors. Conversely, our stock selections within the industrials and materials sectors detracted from performance, as did our overweight to the energy sector. In addition, our risk controls have served us well in these turbulent markets. By maintaining a portfolio broadly diversified by sector and individual stock position, we avoided concentration that could have proven very detrimental to results.

     Two stocks that added to performance during the period were AON CORPORATION and NSTAR. AON is the world's largest insurance broker. Its position as an insurance broker protects it from the credit risk insurance companies face today. With the combination of a solid fundamental outlook and reasonable valuation, AON remains attractive in our view. NSTAR is one of our top holdings in the utility sector, as we believe its customer base is very solid and less impacted by the weakening macro environment.

     One stock that detracted from performance during the period was SPX CORPORATION, a leading provider of power transformers. Demand for their products is being driven by increasing electricity demand globally, an aging U.S. power grid and changing regulatory standards. However, the global recession we now face negatively impacted their business and the stock price. We continue to hold the stock noting its now depressed valuation and our belief its business fundamentals will improve as credit markets begin to loosen.

     WEDGE: We are obviously in the midst of a very severe economic contraction, and the financial markets have been volatile, driven by emotion and forced selling by leveraged hedge funds and mutual funds. Global policymakers have unleashed unprecedented monetary and fiscal stimulus programs to inject liquidity into the credit markets, encourage lending, stabilize the housing market and stimulate the economy. Commodity prices have plummeted and interest rates are, in some cases, at historic lows. This is certainly a market in which investors have been tested, but we feel that patience and a long-term focus will serve investors well.

     Performance in our segment of the Fund was aided primarily by our broad focus on higher quality companies and security selection in retail (FAMILY DOLLAR

--------------------------------------------------------------------------------
6  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund


     STORES and VF CORPORATION). Our broad sector weightings (cautiously underweighting consumer discretionary and overweighting consumer staples and health care) also helped performance.

     Returns for our portion of the Fund were negatively impacted by security selection in the financials sector and industrial services area. GENWORTH FINANCIAL and LINCOLN NATIONAL were impacted by continued turmoil in the financial and housing markets. Concern centered on the unpredictability of future downgrades by the ratings agencies and the potential need for these companies to raise additional dilutive capital to continue meeting regulatory requirements.

     Within the industrial services arena, RR DONNELLEY & SONS, the world's largest commercial printer, was hurt by industry-wide concerns about macroeconomic conditions and their impact on pricing, capacity utilization, and ultimately profitability. Investors ignored the company's ability to generate significant cash flow and that it has been able to enhance growth through strategic acquisitions.

Q:   What changes did you make to your portion of the Fund during the period?

     SYSTEMATIC: There were no major changes made to the positioning of the portfolio during the period. At the margin, we rotated into some less economically sensitive issues with good cash flow characteristics and limited leverage.

     WEDGE: During the last six months of the annual period, we made several adjustments to the insurance holdings in our portion of the Fund. We sold SAFECO, locking in gains as the firm was in the process of being acquired by Liberty Mutual. We sold GENWORTH. We added ALLSTATE, a leading, financially strong, property and casualty insurer with excess capital and a historically stable book of business. HCC INSURANCE HOLDINGS, a conservative, attractively priced, high quality property and casualty insurer/reinsurer, was also purchased in our Fund segment. We increased our segment's allocation to the capital goods industry group, adding DOVER CORPORATION as a new position, as well as increasing our commitment to EATON CORPORATION. Within the information technology sector, we sold CADENCE DESIGN SYSTEMS due to deterioration in their earnings predictability and relative risk/return potential. At the same time we added SYBASE, a provider of relational database management systems, which we feel offers strong earnings growth potential, free cash flow and a significant amount of excess cash on its balance sheet. Additional transactions have been executed during this period, as we have reduced positions to take advantage of favorable performance, reinvesting the proceeds in other names with somewhat more attractive risk/return potential.

Q:   How are you positioning your portion of the Fund going forward?

     SYSTEMATIC: We are optimistic about the outlook for the equity markets, in general, and our strategy, in particular. Stocks are at historic valuation lows and there are numerous opportunities to pick up excellent companies at prices we believe do not accurately reflect their long-term earnings potential. We remain committed to our discipline of buying companies with strong fundamentals and reasonable valuation relative to their peers. We are confident these companies will be among the leaders in terms of stock price performance, as investors move away from their current focus on macroeconomic events and renew their focus on company-specific fundamentals. Our portion of the portfolio remains broadly diversified in terms of both sector and position size.

     WEDGE: In our portion of the Fund, we are now essentially market-neutral in financials, while our bank holdings are diversified both geographically and by loan type, with a below-market exposure to consumer credit. We have retained our overweight positions in information technology, health care, and consumer staples. We believe that the information technology sector will benefit from attractive valuations as companies look for new ways to increase productivity. Health care should also become increasingly attractive as the challenging economic environment more significantly impacts the earnings growth rates for most other sectors. Consumer staples should offer a defensive posture in the current challenging economic environment.

     Going forward, subject to finding appropriate company fundamentals and reasonable valuations, we will target what we believe to be high quality companies with sustainable earnings growth and attempt to increase the dividend yield in our portion of the Fund. While we will evaluate the broad market due to the breadth of value opportunities with the market's fall, likely areas of our research focus would be the beaten-down consumer discretionary and financials sectors. History has shown that once investor sentiment rotates to either high or low quality stocks, it is generally a trend that lasts for several years. With continued economic uncertainty, dramatic credit contraction, and perhaps a slow, muted recovery due to the fact that consumers must rebuild their balance sheets, we feel that our high quality companies, with strong balance sheets and ample free cash flow should be in a beneficial position for some time.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  7

RiverSource Partners VP - Select Value Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


             TOTAL                      NET EXPENSES(A)
             2.09%                           1.08%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05%), will not exceed 1.03%.

 AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

 at Dec. 31. 2008

 1 year                                                       -36.58%
 3 years                                                       -8.04%
 Since inception (2/4/04)                                      -2.43%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)


 (1) Includes Health Care 6.6%, Materials 6.1%, Energy 3.8%, Telecommunication Services 2.2% and Cash & Cash Equivalents 6.1%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                           PERCENT                VALUE
                    (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 NTELOS Holdings             2.2%               $278,658
 Simon Property
 Group                       1.8                 225,802
 Computer Sciences           1.8                 224,018
 Digital Realty
 Trust                       1.7                 213,525
 Lincoln Natl                1.7                 211,856
 VF                          1.7                 208,126
 Duke Realty                 1.6                 205,062
 Alleghany                   1.6                 197,400
 Allstate                    1.5                 191,646
 RR Donnelley &
 Sons                        1.5                 187,404



For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



PIE CHART        The 10 holdings listed here
                 make
                 up 17.1% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP-SELECT VALUE FUND LINE GRAPH)

                            RIVERSOURCE PARTNERS
                                     VP             RUSSELL MIDCAP    LIPPER MID-CAP
                                SELECT VALUE          VALUE INDEX       VALUE FUNDS
                                    FUND                                    INDEX
                            --------------------    --------------    --------------
2/4/04                            $10,000              $10,000           $10,000
12/04                              11,340               12,179            11,736
12/05                              11,397               13,720            12,763
12/06                              13,200               16,494            14,762
12/07                              13,996               16,260            15,296
12/08                               8,876               10,009             9,222




()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP - Select Value Fund (from 2/4/04 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  9

PORTFOLIO MANAGEMENT Q&A
RiverSource Partners VP - Small Cap Value Fund

RiverSource Partners VP - Small Cap Value Fund's portfolio is managed by five independent money management firms that each invests a portion of Fund assets in small company value stocks with the goal of providing long-term capital appreciation. As of Dec. 31, 2008, River Road Asset Management, LLC (River Road) managed approximately 23%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 22%; Denver Investment Advisors LLC (Denver) managed approximately 19%; Turner Investment Partners, Inc. (Turner) managed approximately 19% and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 17% of the Fund's assets.

Q:   How did the Fund perform for the annual period ended Dec. 31, 2008?

A: RiverSource Partners VP - Small Cap Value Fund (the Fund) declined 31.57% for the annual period ended Dec. 31, 2008, underperforming its benchmark, the Russell 2000(R) Value Index (Russell Index), which lost 28.92%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index (Lipper Index), which fell 32.82% for the period.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource Partners VP - Small Cap Value Fund                     -31.57%

Russell 2000(R) Value Index (unmanaged)                            -28.92%

Lipper Small-Cap Value Funds Index                                 -32.82%




(see "The Fund's Long-term Performance" for Index descriptions)


The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


Q:   What factors most significantly affected the Fund's performance?

     RIVER ROAD: A majority of our top performing holdings for 2008 were either in the consumer staples sector or operating in a staples-related business. Although many of these holdings underperformed in the first half of 2008 due to rapidly rising commodity prices, the reversal of that trend mid-year resulted in a significant contribution to performance.

     Among the top contributing holdings were discount retailers DOLLAR TREE INC. and FRED'S INC. Dollar Tree, the largest contributor to performance in our portion of the Fund, made a strategic shift to sell more staples (including refrigerated and frozen foods), which helped the company defy macro retail trends and post improved results for the year. Another top contributor for 2008 was VILLAGE SUPER MARKET INC., which operates a chain of 25 ShopRite supermarkets, primarily in New Jersey. During fiscal 2008, Village reported margin gains from both an improved product mix and reduced payroll, which led to an earnings per share increase of 10% in a difficult operating environment. In 2008, Village shareholders further benefited from three dividend increases plus a special $3/share dividend that was paid in April. Management also declared a 2-for-1 stock split to occur in Jan. 2009.

     From a sector perspective, the greatest challenges our portfolio segment faced during 2008 were within financials and energy. For the past few years, our bottom-up investment approach has led us to be significantly underweight in financials. Until the second half of 2008, that underweight position contributed to the relative returns in our portion of the Fund. Starting in mid-July, however, that trend sharply reversed and for the remainder of 2008 small-cap financials outperformed the broader market. While financials currently represent one of the least compelling values within the small-cap investment universe, the sector currently represents nearly 40% of the Russell Index.

     Another challenging sector during 2008 was energy, particularly during the volatile second half of the year. We began to selectively decrease our energy exposure in late June and early July. The rapid rise in the price of a barrel of oil to over $140 resulted in our energy holdings appreciating to an uncomfortable level of exposure. Unfortunately our typical incremental approach to buying and selling worked against us. The speed and magnitude of the decline in oil prices was unprecedented and the shares of oil-related companies sold off at a pace that

--------------------------------------------------------------------------------
10  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund


     was far ahead of the decline in the underlying commodity price.

     DONALD SMITH: Within our portion of the Fund, some of the new holdings purchased at depressed prices in the fourth quarter rebounded strongly, helping to yield substantial relative outperformance in the quarter and year. Included in this group are FLEXTRONICS INTL, PUGET ENERGY, RELIANT ENERGY and NV ENERGY. Other stocks that performed well were QUANTA CAPITAL, ALASKA AIR, a beneficiary of lower oil prices, PNM RESOURCES and IPC HOLDINGS. In general, companies impacted by the severe recession, such as technology, autos, retailers, papers, etc., did poorly. The largest detractors were SPANSION, VISTEON, HEAD, AXCELIS TECHNOLOGIES, HUTCHINSON TECHNOLOGY, DANA HOLDING, LODGIAN, DILLARD'S and DOMTAR.

     DENVER: Results were decidedly negative as investors found "no place to hide" during the year. Stocks, bonds and commodities -- domestic and international, growth and value, large- and small-cap -- all suffered in the tumultuous environment of 2008. With that backdrop, we are disappointed to inform Fund shareholders that we underperformed the Russell Index for the annual period. Stock valuations continued to be largely ignored and unrewarded by investors.

     The three sectors that contributed the most during the year were telecommunication services, utilities and consumer staples. A large share of the contribution from telecommunication services came from our underweighted position in the sector. While we had no standout performers within communications, our overall stock selection was decidedly helpful. SOUTH JERSEY INDUSTRIES was a stellar contributor within the utilities sector with a double-digit return. This company is reaping the rewards of doubling its pipeline capacity. Much like the contribution from communications, there was no outstanding performer within consumer staples. There was a small, but positive impact from having our portion of the Fund marginally overweight the sector. While performance was lackluster, CASEY'S GENERAL STORES was the leader within consumer staples. In the course of the year, gasoline margins were higher than expected and so were sales of prepared food items and soft drinks.

     For the annual period, two sectors and one industry group detracted the most from returns in our segment of the Fund. They were the materials and capital goods sectors, and the transportation industry group. Within materials, FERRO CORP. has experienced weaker demand in its appliance, transportation and semiconductor end markets. Unfortunately, this drop in demand more than offset the positive impact of declining raw material costs. While the company has a strong balance sheet and continues to generate free cash flow, we are watching the situation closely as it appears demand will remain weak for some time. While there was some contribution from our overweight position in the transportation industry group, it was overwhelmed by overall disappointing stock selection. There was no one specific stock that stood out within the transportation industry group. The economic downturn has also negatively impacted the outlook for the construction and specialty vehicle markets of SAUER-DANFOSS. We remain, however, upbeat on the outlook for SHS. This company has introduced several new products and has industry-leading technology that we believe should prove attractive in an economic turnaround.

     TURNER: In light of the many exogenous market events, our stock selection model had a difficult time in the third quarter, as investors focused more on macro-economic conditions than underlying company fundamentals. That trend reversed in the fourth quarter, and in spite of the high volatility and unprecedented market events, our stock selection model contributed to relative performance during the last quarter of the year. The recent relative gains, however, were not enough to overcome the loss generated during the prior quarter and, as a result, the Fund underperformed for the annual period as a whole.

     A closer look at the portfolio revealed the largest contributors to relative performance during the period to be the auto/transportation industry group and the consumer staples and utilities sectors, respectively. Combined, these groups and sectors added meaningfully to relative results. Conversely, the largest detractor from our portion of the Fund was the financials sector, which weighed heavily on performance. Our quantitative small-cap value strategy is sector neutral to the Russell Index.

     Our outperformance in the auto/transportation industry group was driven primarily by avoiding auto parts companies. In general, these stocks ranked poorly due to weak balance sheet characteristics and negative earnings projections. As a group, these stocks were down significantly during the period, as concerns mounted regarding slowing worldwide auto sales and the viability of the U.S. automakers.

     The financials sector experienced a rebound from an earlier strong sell-off as many of the smaller, illiquid names rallied. These companies are typically highly leveraged and credit exposed, which our model tends to avoid. Specifically, companies with low price-to-book

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  11

RiverSource Partners VP - Small Cap Value Fund


     ratios outperformed those with high price-to-book ratios. Industries within the financial sector that hurt performance were the health and life insurers and property/casualty insurers.

     BARROW HANLEY: Stock selection and relative overweighting within the consumer discretionary sector was primarily responsible for our underperformance vs. the Russell Index. Within the consumer discretionary sector, detractors from performance included LEAR CORP., VALASSIS COMMUNICATIONS, MEN'S WEARHOUSE INC. and AMERICAN AXLE & MFG. HOLDINGS.

     Our overweighting of selections within the information technology sector was also significantly detrimental to performance due to larger losses from holdings such as VISHAY INTERTECHNOLOGY, LITTLEFUSE INC., BROOKS AUTOMATION INC. and MENTOR GRAPHICS CORP.

     Our relative underweighting of selections in the financials sector detracted from relative performance, but our overweighting of selections in the industrials sector contributed to performance, bolstered by strong returns from INSITUFORM TECHNOLOGIES, SIMPSON MANUFACTURING and ADMINISTAFF.

Q:   What changes did you make to the portfolio during the period?

     RIVER ROAD: Much of our work during 2008 was directed at balancing our consumer discretionary and more defensive consumer staples-related holdings, reworking our energy exposure and finding the most compelling opportunities within financials. Activity in our portion of the portfolio was elevated, as we tried to respond to the rapidly deteriorating situation in financial markets and the broader economy. These actions often required selling holdings that were either more cyclical in nature and/or presented excess balance sheet risk.

     DONALD SMITH: A number of new companies were added to our segment of the portfolio, mostly in the fourth quarter, when we could take advantage of particularly depressed valuations. Names added include: COOPER TIRE & RUBBER, DANA HOLDING, FLEXTRONICS INTL, LOUISIANA-PACIFIC, MICRON TECHNOLOGY, NV ENERGY, PNM RESOURCES, PUGET ENERGY and RELIANT ENERGY. Almost all were purchased at substantial discounts to book value. Two names were eliminated from the portfolio: ALASKA AIR, which rose strongly due to lower oil prices, and QUANTA CAPITAL, which was acquired at a substantial premium.

     DENVER: Looking at the long-term performance chart of the Dow Jones Industrial Average will put periods like 2008 into perspective. The first observation is that the chart has a positive slope to it. In other words, even with numerous market corrections, historically, long-term investors have profited. Second, past market corrections appear as mere bumps on the long, upward return path. We believe economic downturns and the associated market corrections provide investors with opportunities to invest in well-managed, fundamentally sound businesses. Any changes made within our portion of the portfolio during the annual period were based on these observations, which we believe will lead to long-term shareholder value.

     TURNER: Our portion of the Fund is sector neutral to the Russell Index and weightings are adjusted accordingly when Russell reconstitutes the index, which occurred on June 27, 2008. However, throughout the period, we have made modifications to the industry weights within our portion of the Fund's portfolio. Some of the key changes made during the period included increasing positions in regional banks within the financials sector and aerospace/defense and airlines in the industrials sector. Industries in which we reduced our exposure included oil & gas production and oilfield services/equipment within the energy sector and real estate investment trusts (REITs) within the financials sector.

     BARROW HANLEY: Given our methodology, portfolio change depends significantly on finding companies with the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature.

     During the annual period, the following stocks were eliminated: BANK OF HAWAII, CENTURY ALUMINUM CO., CHAMPION ENTERPRISES INC., COVENANT TRANSPORT, HELEN OF TROY CORP., KIRBY CO., UNITED COMMUNITY BANKS, WINNEBAGO INDUSTRIES and WOLVERINE WORLD WIDE.

Q:   How are you positioning the portfolio going forward?

     RIVER ROAD: We continue to see tremendous value in our portion of the Fund, particularly in the consumer-related industries. Given the current economic weakness and what we expect to remain a volatile operating environment, we have attempted to strike a balance between the more aggressive discretionary-related companies and the more defensive staples-oriented companies. Recently, we began to trim our more defensive holdings, largely based on their appreciation toward absolute value, a measure we employ when deciding to sell a stock. Looking ahead, we expect to continue this process in an effort to position our segment of the Fund somewhat less defensively.


--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund



     We like the energy sector long-term, but actively reduced our holdings throughout the third and fourth quarters. We are uncertain where the bottom lies on energy pricing and it could be some time before our investment in that sector begins to pay off as we believe it should. Financials remain the most challenging sector in the market, principally because of their weighting in the benchmark (40%) and because small-cap financial companies are generally not a compelling value. The liquidity issue created by hedge fund redemptions in the third and fourth quarters has subsided, but not disappeared. Although the market has come a long way toward normalizing, we are not out of the woods. That is why we continue to seek special situations that we believe will not correlate highly with broader market and sector trends.

     DONALD SMITH: The price-to-tangible book value in our portion of the Fund compares very favorably vs. the Russell Index. The portfolio also sells at a discount on other valuation measures such as price-to-revenues and price-to-normalized earnings. Large sector weightings include utilities, a sector less impacted by the recession, and information technology, a sector that should benefit form reduced capacity and continued long-term secular growth. Valuations remain very depressed in this sector.

     DENVER: We remain undaunted and committed to our approach, which focuses on high quality companies that generate free cash flow. We firmly believe that fundamentally strong, undervalued companies will generate superior risk-adjusted returns over the long term, as they have historically.

     In our observations, Warren Buffett, one of the savviest investors of this generation, finds great investment opportunities when excellent companies are surrounded by unusual circumstances that cause their stocks to be undervalued. Believing likewise, we are excited by the fact we are finding and investing in so many companies across all sectors that we believe are attractively valued, fundamentally strong and generating excess cash. While we unfortunately have no crystal ball, we remain confident that this correction will end and investors will be rewarded as the focus returns to company fundamentals.

     TURNER: In managing our portion of the Fund, we believe that consistent out-performance relative to the Russell Index may be best achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these characteristics. Using our sophisticated quantitative model, we continue to emphasize balance sheet strength, attractive valuations and positive profitability measures.

     Although the economic landscape will likely continue to be challenging for the next couple of quarters, the market is forward-looking and tends to rebound prior to the economy turning. In addition, the number of stocks making new lows on the New York Stock Exchange peaked in October and has continued to decline, which has historically been positive for the equity markets.

     BARROW HANLEY: In the short term, market conditions can sometimes affect the overall performance of a portfolio positively or negatively. Therefore, our goal is not to time the market, but identify individual holdings with future upside potential. The construction of our portion of the portfolio is focused on individual stock values more or less independent of sector or industry conditions. For us, short-term market challenges do not come into play in our individual stock selection. Our mandate simply looks for holdings where the value of the underlying business is significantly greater than the market price of the security.

     Regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Our current portfolio segment reflects the cumulative total of these individual opportunities during the last three or four years. On the margin, however, new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity.



--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  13

RiverSource Partners VP - Small Cap Value Fund


 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


             TOTAL                      NET EXPENSES(A)
             1.28%                           1.23%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%), will not exceed 1.20%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -31.57%
 3 years                                   -7.85%
 5 years                                   -0.13%
 Since inception (8/14/01)                 +3.49%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Financials                                        19.4%
Industrials                                       16.2%
Consumer Discretionary                            13.6%
Information Technology                            11.9%
Cash & Cash Equivalents                           11.4%
Utilities                                          9.2%
Other(1)                                          18.3%




 (1) Includes Consumer Staples 6.2%, Materials 4.6%, Health Care 3.9% and Energy 3.6%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 IPC Holdings                      1.5%              $14,326,795
 Puget Energy                      1.3                12,263,619
 Casey's General Stores            1.3                11,795,998
 AptarGroup                        1.1                 9,969,220
 Reliant Energy                    1.1                 9,889,580
 Avista                            1.0                 8,864,354
 Insituform Technologies
 Cl A                              0.9                 8,424,563
 Regal-Beloit                      0.9                 8,384,393
 Korn/Ferry Intl                   0.9                 7,966,808
 Idacorp                           0.8                 7,696,169



For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."'


(PIE CHART)      The 10 holdings listed here make
                 up 10.8% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP-SMALL CAP VALUE FUND LINE GRAPH)

                            RIVERSOURCE PARTNERS
                                     VP
                                  SMALL CAP         RUSSELL 2000    LIPPER SMALL-CAP
                                 VALUE FUND          VALUE INDEX       VALUE FUNDS
                                                                          INDEX
                            --------------------    ------------    ----------------
8/14/01                           $10,000             $10,000           $10,000
12/01                              10,704              10,255            10,278
12/02                               9,406               9,083             9,127
12/03                              12,967              13,264            13,465
12/04                              15,561              16,215            16,245
12/05                              16,459              16,979            17,456
12/06                              19,792              20,965            20,446
12/07                              18,822              18,915            19,511
12/08                              12,880              13,445            13,108




This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP - Small Cap Value Fund (from 8/14/01 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.



--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  15

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Balanced Fund

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the fiscal year ended Dec. 31, 2008. On Nov. 1, 2008, a portfolio management team led by Warren Spitz assumed responsibility for the Fund's equity portfolio.

Q:   How did RiverSource VP - Balanced Fund perform for the fiscal year?

     RiverSource VP - Balanced Fund (the Fund) declined 29.92% for the 12 months ended Dec. 31, 2008. The Russell 1000(R) Value Index (Russell Index) declined 36.85%, while the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) (Barclays Index) gained 5.24% during the same period. The Fund underperformed its peer group, represented by the Lipper Balanced Funds Index, which declined 26.18%. The Blended Index (made up of 60% Russell Index and 40% Barclays Index) declined 21.96% for the 12 months. Similarly, the Fund's portfolio was approximately 60% equities and 40% fixed income securities, an allocation that was relatively unchanged during the period.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Balanced Fund                                     -29.92%

Russell 1000 Value Index (unmanaged)                               -36.85%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)              +5.24%

Blended Index (unmanaged)                                          -21.96%

Lipper Balanced Funds Index                                        -26.18%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


     What factors had a significant effect on equity performance?

     The year 2008 was one of the worst on record for stocks, with an extremely high level of volatility and a decisive rotation from energy and commodity related stocks, which outperformed in the first half of the year, toward defensive, non-cyclical stocks which held up better in the latter part of the year. The sustained decline in credit availability and the resulting impact on consumer spending, the run-up and decline in oil prices and the government intervention in the markets that occurred during 2008 were unprecedented.

     Throughout the year, investors rejected low valuation as an attractive characteristic in choosing stocks. Given the emphasis on valuation as a factor for selecting portfolio holdings during the year, stocks in the Fund's portfolio were generally out of favor.

     The Fund's positioning in producer durables and consumer staples had a positive effect on performance relative to the Russell Index, while positioning in financial services, other energy, integrated oils and health care detracted. Given the equity market's steep decline, the Fund's cash position was also advantageous.

     Having a smaller financials position than the Russell Index was advantageous as financial stocks struggled against continued credit market uncertainty and high profile bankruptcies. However, stock selection within the section offset the positive impact. Fund holdings such as FREDDIE MAC and LEHMAN BROTHERS were at the center of the financial sector's difficulties. Other detractors included HARTFORD INSURANCE, a life and property/casualty company, and APOLLO MANAGEMENT, a private equity firm. Having a position smaller than the benchmark in better performing WELLS FARGO & CO. also detracted. Positive contributors in the financial sector included ACE and CAPITAL ONE.

     On average, the Fund was modestly underweight in the other energy, an advantage given the sharp decline in energy stocks in the latter half of the year. However, stock selection was unfavorable, particularly due to holdings of TRANSOCEAN and WEATHERFORD INTERNATIONAL, which were down substantially for the year. Similarly, the Fund benefited from its allocation to integrated oils, which was larger than that of the Russell Index, but stock selection detracted. Choosing CONOCOPHILLIPS over EXXON MOBIL was a key detractor as CONOCOPHILLIPS underperformed.

     The Fund was underweight in the health care sector, a disadvantage because defensive stocks, including health care, held up better in the market upheaval. Within the

--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund


     sector, having a smaller position in JOHNSON & JOHNSON also detracted from relative performance.

     Positioning in producer durables was positive due to effective stock selection, which more than offset the negative effect of having a larger weighting than the Russell Index. Having a smaller position in GENERAL ELECTRIC and a larger position in CATERPILLAR, compared with the Russell Index, was advantageous. GENERAL ELECTRIC has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth.

     The Fund's allocation to the consumer staples sector was smaller than that of the Russell Index, a disadvantage since consumer staples benefited from investors' preference for defensive stocks. However, selection among consumer staples stocks was strong. In particular, holdings of PHILLIP MORRIS INTERNATIONAL added to relative return.

     What factors had a significant effect on fixed income performance?

     The year's economic and financial market turmoil caused many investors to seek the relative safety of Treasuries and government agency securities, the only two sectors to generate positive returns for the fiscal year. All non-Treasury fixed income sectors underperformed Treasuries for the 12-month period.

     The Federal Reserve (the Fed) lowered its target fed funds rate a total of seven times during the annual period, bringing it to an unprecedented 0.00% to 0.25% range. In addition to the monetary stimulus, the Fed provided liquidity to financial institutions, money market funds and issuers of short-term debt.

     Aggressive Fed easing traditionally has a bigger impact on shorter maturity securities and this time was no exception. The yield curve steepened as short-term rates declined more than longer term rates.

     Effective security selection among investment grade corporate bonds and commercial mortgage-backed securities was the primary contributor to the Fund's relative performance. Within investment grade corporate bonds, we steered away from the financials sector, which suffered from mounting losses and write-downs. Instead, we focused on utilities and noncyclical, asset-rich industrials. Compared with the Barclays Index, the portfolio also had greater emphasis on shorter maturity investment grade corporate bonds. Among commercial mortgage-backed securities, we focused on older, high quality securities, specifically those issued in 2003 and 2004.

     Active management of the portfolio's exposure to U.S. government agency securities helped as well.

     The Fund did not have a material yield curve bias during the first 10 months of the year. In November, however, we established a yield curve flattening bias and moved the Fund's duration (a measure of sensitivity to changes in interest rates) fairly close to that of the Barclays Index. This had a positive effect on relative performance.

     The Fund's exposure to non-agency residential mortgage-backed securities had the largest negative effect on relative performance. These securities experienced unprecedented volatility in the wake of the subprime mortgage meltdown and with more sellers than buyers, the securities underperformed. The size of the portfolio's allocations to commercial mortgage-backed securities and investment grade corporate bonds also hurt results, as these sectors struggled.

     Exposure to high yield corporate bonds and emerging market debt further detracted from the Fund's performance relative to the Barclays Index. Riskier assets came under huge pressure during the period. Security selection within mortgage-backed securities and Treasury Inflation Protected Securities (TIPS) also hurt relative results. Finally, the Fund's duration was shorter than that of the Barclays Index throughout the period, a disadvantage since interest rates declined dramatically during the fiscal year.

     What changes did you make to the equity segment?

     In the first half of the Fund's fiscal year, the financials sector weighting decreased, while the energy and information technology positions decreased.

     Following the change in portfolio management on Nov. 1, 2008, we began to reposition the portfolio in keeping with our investment strategy. We increased the Fund's weightings in producer durables and information technology. We also added to the real estate group within financial services and to oil services stocks within other energy. We repositioned the Fund's energy holdings with the net result that the Fund's allocation to integrated oil stocks declined. Within consumer staples, we made some reductions, while adding to stocks in the tobacco industry. We made some reductions in the consumer discretionary sector as well.

     We continue to reposition the portfolio with a goal of having greater emphasis on oil services, industrials and information technology compared with the Russell Index and lesser emphasis on consumer staples, utilities and financial stocks.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  17

RiverSource VP - Balanced Fund



     The portfolio turnover rate for the Fund (both equity and fixed income segments) was 131%

     What changes did you make to the fixed income segment?

     We reduced the Fund's position in commercial mortgage-backed securities as the sector rebounded toward the middle of 2008. We increased exposure to investment grade corporate bonds, TIPS, U.S. agency subordinated debt and high yield corporate debt during the course of the year, as valuations became more attractive. Throughout the period, we made minor adjustments to the Fund's duration as market conditions shifted. As mentioned earlier, we established a yield curve flattening bias in November.

     How do you plan to manage the Fund in the coming months?

     Though we expect U.S. economic activity as measured by gross domestic product (GDP) to decline through the first half of 2009, we think an equity market rebound is possible before the economy recovers. We believe equities could advance in anticipation of a gradual economic recovery moving into 2010.

     In our view, three factors make equities particularly attractive in 2009. First, aversion to equity risk, as measured by the difference in valuations between risky and risk-free assets, is higher than it has been since the 1970s. Consistent with this risk aversion, the market's price-to-earnings ratio is lower than it has been in 20 years. Combine this low valuation opportunity with the unprecedented government intervention to stimulate the economy and we see compelling potential in equities.

     Against this backdrop, we have deemphasized traditional defensive equity sectors and, instead, are focusing on companies and sectors that we believe are likely to benefit from an improving economy and stronger equity markets.

     Regarding the fixed income outlook, we believe fiscal stimulus from government bailouts, monetary stimulus from Fed interest rate reductions and the monetary and fiscal actions of foreign governments may provide a foundation to stabilize credit markets and should return some liquidity to the fixed income markets. Meanwhile, lower consumer prices and increased housing affordability should ultimately help the consumer. While economic data is not likely to improve in the next few months, we believe there is evidence to suggest some improvement in the second half of 2009.


     In light of these factors, we consider Treasury bonds overpriced and valuations in non-Treasury sectors attractive. Even with the possibility of higher Treasury rates later in 2009, we believe non-government assets should perform well as liquidity and economic prospects improve. Particularly, we find investment grade sectors compelling. Agency mortgage-backed securities also appear attractive, given Fed support in that sector. We even see opportunity in high yield corporate bonds, based on our belief that the difference in yields between these securities and duration-matched U.S. Treasuries provide adequate compensation for the uncertain economic picture.

     We believe non-Treasury bond prices will rebound in 2009 and have positioned the Fund to capitalize on such a scenario. We expect to focus on corporate bonds, both investment grade and high yield, as well as high quality residential mortgage-backed securities and other securitized assets. We maintain the Fund's allocation to TIPS, which were more attractive than non-inflation protected Treasuries at year-end prices and may benefit from a moderation of current expectations for severe medium-term deflation.

     In the near term, we intend to keep the Fund's duration modestly shorter than the duration of the Barclays Index because we believe short-term rates will likely stay low during the first part of 2009. We generally find long-term securities more attractive than intermediate- and short-term maturities because we expect the yield curve to flatten going forward. We have positioned the Fund to benefit if the yield curve does flatten.


--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund


 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL(A)
0.80%


 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -29.92%
 3 years                                   -6.57%
 5 years                                   -1.46%
 10 years                                  -0.25%
 Since inception (4/30/86)                 +6.76%


--------------------------------------------------------------------------------


 ASSET ALLOCATION & SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Stocks(1)                                         57.2%
Bonds(2)                                          39.2%
Senior Loans (4)                                   0.9%
Cash & Cash Equivalents                            2.7%




 (1) Includes Energy 10.8%, Financials 10.6%, Industrials 7.6%, Health Care 6.7%, Information Technology 6.0%, Telecommunication Services 5.3%, Consumer Staples 4.6%, Consumer Discretionary 2.5%, Utilities 2.0% and Materials 1.1%.
 (2) Includes Mortgage-Backed 16.1%, Corporate Bonds(3) 13.6%, U.S. Government Obligations & Agencies 5.0%, Commercial Mortgage-Backed 3.0%, Asset-Backed 1.0%, Foreign Government 0.4% and Municipal Bonds 0.1%.
 (3) Includes Telecommunication 4.3%, Utilities 3.2%, Energy 1.8%, Consumer Staples 1.2%, Consumer Discretionary 1.0%, Financials 0.8%, Industrials 0.7%, Materials 0.4% and Health Care 0.2%.
 (4) Includes Consumer Discretionary 0.2%, Health Care 0.2%, Telecommunication 0.2%, Consumer Staples 0.1%, Materials 0.1% and Utilities 0.1%.
 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                PERCENT                VALUE
                         (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Chevron                          2.5%              $24,515,434
 Verizon Communications           2.4                23,703,117
 AT&T                             2.3                22,962,080
 Caterpillar                      1.8                17,826,769
 Exxon Mobil                      1.7                17,021,034
 Pfizer                           1.5                15,168,597
 Lorillard                        1.4                14,379,956
 ConocoPhillips                   1.4                14,144,768
 Intel                            1.4                13,941,014
 Federal Natl Mtge Assn
 5.00% 2039                       1.4                13,782,662




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 17.8% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  19

RiverSource VP - Balanced Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-BALANCED FUND LINE GRAPH)

                                                        BARCLAYS CAPITAL
                      RIVERSOURCE VP    RUSSELL 1000     U.S. AGGREGATE                      LIPPER BALANCED
                          BALANCED       VALUE INDEX       BOND INDEX       BLENDED INDEX      FUNDS INDEX
                            FUND
                      --------------    ------------    ----------------    -------------    ---------------
1/1/99                   $10,000          $10,000           $10,000           $10,000           $10,000
 '99                      11,484           10,735             9,918            10,420            10,898
 '00                      11,219           11,488            11,071            11,382            11,158
 '01                      10,031           10,845            12,006            11,391            10,797
 '02                       8,735            9,162            13,236            10,776             9,643
 '03                      10,504           11,914            13,779            12,852            11,565
 '04                      11,512           13,878            14,377            14,337            12,605
 '05                      11,963           14,857            14,727            15,091            13,261
 '06                      13,683           18,162            15,364            17,311            14,799
 '07                      13,921           18,131            16,435            17,794            15,765
 '08                       9,756           11,450            17,296            13,886            11,638




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Balanced Fund (from 1/1/99 to 12/31/08) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), the Lipper Balanced Funds Index and a Blended Index consisting of a blend of the Russell 1000(R) Value Index and the Barclays Capital U.S. Aggregate Bond Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.



--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Cash Management Fund

Below is a discussion of RiverSource VP - Cash Management Fund's results and strategy for the 12 months ended Dec. 31, 2008.

Q: How did RiverSource VP - Cash Management Fund perform for the annual period?


A: RiverSource VP - Cash Management Fund (the Fund) returned 2.31% for the annual period. The Fund's annualized simple yield was 0.96% and its annualized compound yield was also 0.96% for the seven-day period ended Dec. 31, 2008.* The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown. The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.


--------------------------------------------------------------------------------
                          FUND PERFORMANCE
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Cash Management Fund                              +2.31%




 * The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

** If you own shares in a money market mutual fund that is covered by the Program, you could lose the benefit of the guarantee if you close or transfer your account to another firm. If you have questions about a potential loss of coverage under the Program, you should contact the firm before closing or transferring an account.


Q:   What factors most significantly affected the Fund's performance?


A: Dramatic action by the Federal Reserve (the Fed), increasing weakness in economic growth, the intensifying global financial crisis and the resulting liquidity freeze were the factors that had the greatest effect on the Fund's results. These factors came to an unprecedented confluence during the third quarter of 2008. As financial institutions declared bankruptcy, were forced to merge or were taken over by the government, solvency concerns were the prominent factors that drove the crisis. In an effort to revive confidence, the Fed and U.S. Treasury, in coordination with global policymakers, announced a host of programs to help improve liquidity.

     Further, as part of a global effort to ease monetary conditions, combat deterioration in financial market conditions and mitigate worsening economic growth prospects, the Fed lowered the targeted federal funds rate by over 400 basis points (4.00%), bringing the rate to between 0.00% and 0.25%. Following the downward path of the targeted federal funds rate, money market yields moved dramatically lower. At the same time, the money market yield curve actually became steeper, meaning longer-term yields grew increasingly higher than shorter-term yields. This came about as credit concerns caused investors to favor shorter-dated maturities in an effort to increase their liquidity profile and further mitigate risk.

     Given these volatile conditions, money market investors remained principally concerned with safety and liquidity throughout the annual period. Preservation of capital and liquidity management were our primary areas of focus as well.

     On Sept. 15, 2008, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the investment manager for the Fund, committed to purchase Lehman Brothers Commercial Paper held in RiverSource VP - Cash Management Fund in order to maintain the Fund's $1.00 NAV.

     Also in September 2008, the U.S. Treasury announced a temporary guarantee program (the "Program") for money market accounts. Under the Program, the U.S. Treasury guarantees to investors that they will receive $1 for each money market fund share held as of close of business on September 19, 2008, subject to certain limitations and conditions**. The Program ran for an initial three month period through Dec. 18, 2008, after which the Secretary of the Treasury extended the Program through April 30, 2009. RiverSource
     VP - Cash Management Fund has extended its participation in the Program through

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  21

RiverSource VP - Cash Management Fund


     April 30, 2009. For more information, including details of important limitations and conditions, see "Temporary Money Market Fund Guaranty Program" on page 126.

Q:   What changes did you make to the Fund during the period?


A: Although the money market yield curve grew steeper during the annual period, volatile market conditions led us to primarily invest the Fund's assets in high quality securities with one-month maturities, as we sought to maximize liquidity and preservation of capital. We primarily purchased highly liquid agency discount notes and short-dated corporate and financial commercial paper.

     We also strategically adjusted the Fund's average weighted maturity as market conditions shifted. The Fund began the 12-month period with an average weighted maturity of 36 days.

     During the first half of the year, we strategically reduced the average weighted maturity of the Fund to increase its liquidity position as financial conditions for the overall market deteriorated. We subsequently increased the Fund's average weighted maturity to approximately 50 days after mid-year, as the Fed was proactively adding liquidity measures and credit conditions had only marginally improved. Beginning in September, we once again raised the Fund's liquidity profile as a defensive measure given the meltdown in the financial markets. The Fund's average weighted maturity was reduced to approximately 25 days. As of Dec. 31, 2008, the average weighted maturity of the Fund was 30 days.

Q:   What is the Fund's tactical view and strategy for the months ahead?


A: The Fed stated in December that it intends to maintain its current monetary policy for some time, as weak economic conditions are likely to warrant exceptionally low targeted federal funds rates. Among the weak economic conditions that the Fed must consider in the coming months are growing unemployment rates, consumers likely increasing their savings at the expense of spending, and the fact that the credit crisis has resulted in a recession that will likely continue through much of 2009.

     We intend to continue to evaluate investments and make strategic decisions to balance an enhanced liquidity profile with the goal of providing current income. At the same time, given the U.S. government's focus on building liquidity, expectations for sustained low interest rates, and other supply/demand market conditions, we intend to look for opportunities to lengthen the Fund's average weighted maturity through the purchase of high quality fixed-rate securities to lock in the higher yields of an upward sloping yield curve. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to adjust the portfolio accordingly. We intend to continue to focus on high quality investments with minimal credit risk while seeking competitive yields.

 SECTOR BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Commercial Paper                                  48.80%
U.S. Government Agencies                          37.10%
Certificate of Deposit                             7.20%
Floating Rate Notes                                5.40%
FDIC Insured                                       1.50%




 ANNUAL OPERATING EXPENSE RATIO

--------------------------------------------------------------------------------
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL
0.60%


 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   +2.31%
 3 years                                  +3.84%
 5 years                                  +2.97%
 10 years                                 +3.07%
 Since inception (10/13/81)               +5.34%



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Bond Fund

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the 12 months ended Dec. 31, 2008.

Q: How did RiverSource VP - Diversified Bond Fund perform for the annual period?

A: RiverSource VP - Diversified Bond Fund (the Fund) declined 6.32% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) (Barclays Index), which gained 5.24%. The Fund also underperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which fell 4.71% during the same period.

Q:   What factors most significantly affected the Fund's performance?

A: Impacting the Fund most was the fact that U.S. Treasury securities and U.S. agency mortgage securities were the only bond sectors to generate positive returns during 2008. The year's economic and financial market turmoil caused many investors, in a classic flight to quality, to


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Diversified Bond Fund                             -6.32%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)             +5.24%

Lipper Intermediate Investment Grade Index                         -4.71%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.


     invest in the relative safety of Treasuries and government agency securities. Turmoil accelerated during the latter months of the year, as concerns about the housing market and housing-related structured assets transformed into fears that the specter of a global financial system collapse and global recession loomed. Governments worldwide began to intervene with rescue packages for their own financial institutions. The Federal Reserve (the Fed) lowered its targeted federal funds rate a total of seven times during the annual period, bringing it to an unprecedented 0.00% to 0.25% range. In addition to the monetary stimulus, the Fed expanded its balance sheet dramatically and provided liquidity to financial institutions, money market funds and issuers of short-term debt. The U.S. Treasury tapped the $700 billion Troubled Asset Relief Program (TARP) created by the Emergency Economic Stabilization Act of 2008, seeking to provide the U.S. financial system with needed liquidity.

     Overall, returns from the fixed income markets for the annual period reflected the worsening economic conditions. As investor aversion to risk reached new heights, prices of U.S. Treasury securities rose, and yields tumbled to record lows. As short-term rates declined more dramatically than longer-term rates, the yield curve steepened, meaning long-term yields were higher than short-term yields. Aggressive Fed easing traditionally has a bigger impact on the short-term end of the yield curve, and this time was no exception.

     U.S. Treasury returns, then, dominated bond market performance with a return of about 14% for the year. All spread, or non-Treasury, fixed income sectors underperformed Treasuries for the 12-month period. While non-Treasury sectors of the fixed income market rebounded somewhat in the final weeks of the year, most recorded their worst annual performance vs. Treasuries in modern history. High yield corporate bonds fell approximately 26% in 2008 on a total return basis. Investment grade corporate bonds lost nearly 7%. Across the entire fixed income spectrum, high quality issues dramatically outperformed low quality issues. Leverage and access to credit were the primary drivers of market risk pricing. From agency securities to corporate bonds to structured assets, issuers with lower leverage (debt) ratios and superior access to credit were rewarded with better relative price performance.

     The primary contributor to the Fund's performance for the annual period was effective individual issue selection within the investment grade corporate bond and commercial mortgage-backed securities sectors. Within investment grade corporate bonds, we steered away from the financials sector, which continued to be pressured by

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  23

RiverSource VP - Diversified Bond Fund


     mounting losses and write-downs. Instead, we focused on utilities and noncyclical, asset-rich industrials. We also placed a greater emphasis on shorter-maturity investment grade corporate bonds vs. the Barclays Index. Within commercial mortgage-backed securities, we focused on older-vintage high quality securities, specifically those issued in 2003 and 2004. Active management of exposure to U.S. government agency securities, the only fixed income sector besides U.S. Treasuries to generate positive returns for the annual period, helped as well. During the fourth quarter of the year, yield curve positioning worked to the Fund's benefit. The Fund did not have a material yield curve bias during the first 10 months of the year. In November, though, we established a yield curve flattening bias and neutralized the bulk of the Fund's active duration exposure, which helped performance.

     Conversely, exposure to non-agency residential mortgage-backed securities detracted from performance the most, as these securities experienced unprecedented volatility in the fallout from the subprime mortgage sector meltdown. With more sellers than buyers for these securities, they underperformed. Sizable allocations to commercial mortgage-backed securities and investment grade corporate bonds also hurt results, as these sectors struggled during the period, especially during the fourth quarter. Exposure to high yield corporate bonds and emerging market debt further detracted from the Fund's performance relative to the Barclays Index, as riskier assets came under huge pressure during the period. Issue selection within mortgage-backed securities and Treasury Inflation Protected Securities (TIPS) also hurt results. Finally, the Fund's short duration relative to the Barclays Index detracted from its performance, as interest rates declined dramatically during the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Q:   What changes did you make to the Fund's portfolio during the period?

A: We reduced the Fund's position in commercial mortgage-backed securities as the sector rebounded toward the middle of the year. We increased the Fund's exposure to investment grade corporate bonds, TIPS, U.S. agency subordinated debt and high yield corporate debt during the course of the annual period, as valuations became more attractive. Throughout the period, we made minor adjustments to the Fund's duration as market conditions shifted. As mentioned, we established a yield curve flattening bias in November.

     The Fund's portfolio turnover rate for the annual period was 231%.*

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: On Dec. 1, 2008, the National Bureau of Economic Research confirmed that the U.S. is indeed in the midst of a recession that began in the fourth quarter of 2007. One year later, global credit markets had been entirely re-priced to reflect the fear seen at the end of 2008. Illiquidity led to an overshoot in corporate and securitized asset prices. While the recent downturn has been the worst in recent history, we believe there is evidence to suggest that an improvement will begin some time during the second half of 2009. First, the combination of fiscal stimulus from the government in the form of bailouts and monetary stimulus from the Fed in terms of reduced interest rates provides a foundation to stabilize credit markets. Second, the combination of lower consumer prices and increased housing affordability should ultimately help provide a boost to the consumer. Third, we look for the impact of recent fiscal and monetary measures undertaken both in the United States and globally to help bring about the slow return of some liquidity in the fixed income markets. While economic data is not likely to improve in the next few months, we believe there is reason to expect better times looking further ahead.

     In light of these factors, Treasury bonds appear overpriced and we find valuations in non-Treasury sectors attractive. Indeed, we believe that even with the potential of higher Treasury rates later in 2009, non-government assets should perform well as liquidity improves and future economic prospects brighten. Particularly, we find investment grade sectors like corporate bonds quite compelling. Agency mortgage-backed securities are also attractive given support from the Fed in that sector. We even like high yield corporate bonds on the premise that unprecedented yield spreads, or the difference in yields between these securities and duration-matched U.S. Treasuries, provide adequate compensation for the lack of near-term economic visibility.

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance overall returns.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund



     Given this view, we intend to maintain the Fund's duration in the near term, which is shorter than the duration of the Barclays Index, but only modestly shorter -- we believe that short-term rates will likely stay low during the first part of the year. The Fed has indicated it intends to maintain its accommodative stance. At the same time, we find the long-term end of the yield curve more attractive than intermediate- and short-term maturities, as we expect the yield curve to flatten ahead. That said, we intend to maintain the Fund's yield curve flattening bias. We also intend to position the Fund to benefit from a rebound in non-Treasury bond prices, which we believe will happen in 2009. We especially expect to focus on corporate bonds, both investment grade and high yield, as well as high quality residential mortgage-backed securities and other securitized assets. We maintain the Fund's allocation to TIPS, which were more attractive than non-inflation protected Treasuries at year-end prices. We further expect that TIPS will benefit from an unwinding of current expectations for severe medium-term deflation. As always, we will maintain a disciplined focus on individual security selection.

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL
0.74%


 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -6.32%
 3 years                                  +0.96%
 5 years                                  +1.89%
 10 years                                 +3.40%
 Since inception (10/13/81)               +8.24%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Mortgage-Backed                                   38.6%
Corporate Bonds (1)                               29.8%
U.S. Government Obligations & Agencies            21.0%
Commercial Mortgage-Backed                         6.7%
Cash & Cash Equivalents                            2.2%
Asset-Backed                                       1.1%
Foreign Government                                 0.6%




 (1) Includes Telecommunication 9.2%, Utilities 6.7%, Energy 4.2%, Consumer Staples 2.4%, Consumer Discretionary 2.3%, Financials 1.8%, Industrials 1.4%, Materials 1.1% and Health Care 0.7%.

 TOP TEN CORPORATE BOND HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 TELUS
 8.00% 2011                        1.2%              $60,387,405
 Verizon New York
 6.88% 2012                        1.0                49,777,399
 Telecom Italia Capital
 5.25% 2013                        0.7                34,298,775
 XTO Energy
 4.90% 2014                        0.6                31,071,639
 Wachovia Bank Commercial Mtge Trust
 5.56% 2045                        0.6                28,575,153
 SABMiller
 5.70% 2014                        0.5                26,047,332
 AT&T
 6.30% 2038                        0.5                24,735,469
 Greenwich Capital Commercial Funding
 5.44% 2039                        0.5                24,466,586
 EnCana
 6.30% 2011                        0.5                23,498,787
 Wells Fargo Mtge Backed Securities Trust
 5.50% 2035                        0.4                23,143,356




Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



PIE CHART        The 10 holdings listed here
                 make
                 up 6.5% of portfolio assets








--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  25

RiverSource VP - Diversified Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-DIVERSIFIED BOND FUND LINE GRAPH)

                            RIVERSOURCE VP    BARCLAYS CAPITAL
                              DIVERSIFIED           U.S.          LIPPER INTERMEDIATE
                               BOND FUND       AGGREGATE BOND       INVESTMENT GRADE
                                                    INDEX                INDEX
                            --------------    ----------------    -------------------
1/1/99                         $10,000            $10,000              $10,000
 '99                            10,170              9,918                9,902
 '00                            10,720             11,071               10,950
 '01                            11,542             12,006               11,850
 '02                            12,181             13,236               12,832
 '03                            12,726             13,779               13,526
 '04                            13,297             14,377               14,105
 '05                            13,578             14,727               14,427
 '06                            14,177             15,364               15,072
 '07                            14,914             16,435               15,890
 '08                            13,972             17,296               15,142




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Bond Fund (from 1/1/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.



--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Equity Income Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the annual period ended Dec. 31, 2008.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the annual period?

A: RiverSource VP - Diversified Equity Income Fund (the Fund) declined 40.47% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which decreased 36.85% for the period. The Fund also underperformed the Lipper Equity Income Funds Index, representing its peer group, which fell 35.40% over the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: The 12 months ended Dec. 31, 2008 was the worst calendar year for the broad equity market since the 1930s, with volatility levels not seen since the middle of the Great Depression. The run-up and subsequent decline in commodity prices was unprecedented. This was most clearly seen in crude oil prices, which hit $147 a barrel in July. Crude oil prices ended the year at $44.60 per


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Diversified Equity Income Fund                    -40.47%

Russell 1000 Value Index (unmanaged)                               -36.85%

Lipper Equity Income Funds Index                                   -35.40%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

International investing involves increased risk and volatility due to potential political and economic/instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.




     barrel. The disaster that befell banks, brokerages and insurance companies, threatening the global financial system and causing a sustained credit squeeze, was also unparalleled. Finally, the aggressive intervention by the government in the financial markets was unprecedented. Congress was persuaded to approve $700 billion in emergency aid for the financial system.

     Against this challenging backdrop and the absolute losses experienced by the Fund, it may be small solace that even in the broad market decline, certain sector allocation and individual stock selection decisions helped. But it is also testament to our emphasis on finding investment opportunity. The Fund benefited most from effective stock selection overall, especially in the financials and technology sectors. Importantly, the Fund avoided or eliminated positions in the biggest tragedies of the financials sector, holding no positions during the second half of the year in AMERICAN INTERNATIONAL GROUP (AIG), WACHOVIA or WASHINGTON MUTUAL. Also, the Fund did hold positions in several financials firms that managed to produce positive returns despite the sector's turmoil. These included CIT GROUP, which we established a position in during the second half of the year, and VISA, which carried out an Initial Public Offering early in the year enabling us to sell the Fund's position at a profit. An emphasis on the insurance industry within the financials sector further boosted the Fund's results, with RENAISSANCERE HOLDINGS and SAFECO among the Fund's strongest performers for the period. Within technology, positions in IBM, HEWLETT-PACKARD and ELECTRONIC DATA SYSTEMS (EDS), the latter of which was acquired by HEWLETT-PACKARD during the period, declined but still produced returns that outpaced the Russell Index.

     More than offsetting the benefits of stock selection was the detracting effect of sector allocation. The Fund maintained an emphasis on cyclical sectors, including energy, materials and producer durables, which declined significantly during the annual period. At the same time, the Fund had more moderate exposure to defensive sectors, such as consumer staples, health care and utilities, which also declined but outperformed the Russell Index for the period.

Q:   What changes did you make to the Fund's portfolio during the period?

A: The Fund's already moderate exposure to financials was reduced further during the period, due both to active selling on our part as well as to market value declines.

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  27

RiverSource VP - Diversified Equity Income Fund


     Active selling of financials was driven by our view that solutions to the housing and credit market crises will take some time to unwind and attractive levels of profitability among financials companies will likely taken even longer before realized. We trimmed the Fund's positions in CITIGROUP and BANK OF AMERICA and eliminated its holding in Wells Fargo & Co.

     We also reduced the Fund's position in utilities, primarily by eliminating the Fund's holdings in electric utilities by the middle of the year. Electric utilities had the highest price/earnings multiples seen in the last 20 years or so during the first half of the period. We felt relative valuations were more attractive elsewhere, especially given our expectations for subdued economic growth over the near term.

     We increased the Fund's exposure to the consumer discretionary sector, taking a significant position in WAL-MART STORES, bringing it to a "top five" holding within the portfolio by mid-year. Wal-Mart Stores performed well for the annual period. The Fund also ended the year with a higher cash position than it started with, as we seek attractive buying opportunities.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: We expect economic activity, as measured by Gross Domestic Product (GDP), to continue to contract through the first half of 2009. However, we believe there is a potential for a rally given attractive valuations, a large federal government stimulus package, and potential stabilization in the credit markets. Serving as a catalyst to this rally may be volatility levels in the equity markets, which while still elevated, are widely anticipated to be lower than those of 2008. Another catalyst may be the great attention we expect to be focused on the new U.S. administration's economic policies, which appear to be biased toward aggressive intervention into and stimulus for the financial markets. Further, interest rates are low and are likely to stay that way for a while, and the major drop in oil prices has put cash into consumers' pockets. It is important to note that historically equities rally one to two quarters before an economic recovery takes hold.


     At the end of 2008, several factors led us to believe that equity investments were particularly attractive. Risk aversion among equity investors was at a generational high, with valuation spreads between those assets considered risky and those considered comparatively risk-free reaching levels not seen since the 1970s. Consistent with this were equity market price/earnings ratios at their lowest levels seen in approximately 20 years. These factors, together with government intervention into the equity markets quicker and larger than any recessionary response ever seen in this country, produced what we believe to be a compelling opportunity to add cyclicality to the Fund's portfolio. Over the coming months, we intend to de-emphasize defensive sectors even further in favor of industrial and other sectors that traditionally benefit from both rising markets and economic recoveries.

     As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. We will continue to emphasize stocks with we believe to be attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.


--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL(A)
0.86%


 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.03%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -40.47%
 3 years                                                       -8.34%
 5 years                                                       +0.65%
 Since inception (9/15/99)                                     +2.46%


--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Industrials                                       19.8%
Financials                                        18.4%
Energy                                            17.7%
Information Technology                             8.6%
Health Care                                        7.5%
Consumer Staples                                   6.2%
Other(1)                                          21.8%




 (1) Includes Consumer Discretionary 6.0%, Materials 6.0%, Telecommunication Services 5.6%, Telecommunication 0.3% and Cash & Cash Equivalents 3.9%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard and Poor's, a division of the McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                PERCENT                VALUE
                         (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Caterpillar                      3.4%              $93,358,022
 Wal-Mart Stores                  3.0                81,575,261
 Chevron                          2.9                79,674,492
 Intel                            2.7                74,798,105
 ACE                              2.6                72,491,087
 Lorillard                        2.6                70,510,248
 AT&T                             2.3                63,237,538
 Marsh & McLennan
 Companies                        2.2                60,706,745
 BP ADR                           2.0                55,432,799
 Travelers Companies              2.0                54,060,104




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 25.7% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  29

RiverSource VP - Diversified Equity Income Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-DIVERSITY EQUITY INCOME FUND LINE GRAPH)

                             RIVERSOURCE VP
                               DIVERSIFIED     RUSSELL 1000     LIPPER EQUITY
                              EQUITY INCOME     VALUE INDEX      INCOME FUNDS
                                   FUND                             INDEX
                             --------------    ------------    ---------------
9/15/99                         $10,000          $10,000          $10,000
12/99                            10,476           10,263           10,089
12/00                            10,394           10,982           10,842
12/01                            10,617           10,369           10,278
12/02                             8,596            8,759            8,589
12/03                            12,135           11,390           10,808
12/04                            14,343           13,268           12,215
12/05                            16,279           14,203           12,923
12/06                            19,495           17,364           15,301
12/07                            21,058           17,334           15,757
12/08                            12,536           10,946           10,179




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Equity Income Fund (from 9/15/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.



--------------------------------------------------------------------------------
30  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Bond Fund

Below, Nic Pifer, CFA(R), portfolio manager for RiverSource VP - Global Bond Fund, discusses the Fund's results and positioning for the annual period ended Dec. 31, 2008.

Q:   How did RiverSource VP - Global Bond Fund perform for the annual period?

A: RiverSource VP - Global Bond Fund (the Fund) declined 0.44% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Index) (formerly the Lehman Brothers Global Aggregate Index), which gained 4.79%. However, the Fund outperformed its peer group, as represented by the Lipper Global Income Funds Index, which fell 7.54% during the same period.

Q:   What factors most significantly affected the Fund's performance?

A: Fund performance suffered from the rise in the U.S. dollar, which gained 4.39% on a trade-weighted basis during the annual period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases, and vice versa. On average, the Fund had approximately 55% of its net assets exposed to foreign currencies during the period.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Global Bond Fund                                  -0.49%

Barclays Capital Global Aggregate Index (unmanaged)                +4.79%

Lipper Global Income Funds Index                                   -7.54%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     High quality government bonds generally performed well during the annual period, benefiting from repeated bouts of market turmoil and a deteriorating global economy. However, the performance of most non-government bond sectors was extremely poor. The Fund had exposure to both of these sectors due to its broad market style that emphasizes both government and non-government securities.

     In hindsight, we underestimated the duration and severity of the market turmoil and its impact on the global economy. As a result, some of the decisions we made had a negative effect on the Fund's performance. With respect to currency positions, decisions that adversely affected performance included an underweight in the Japanese yen during the first months of 2008 and modestly overweight positions in several peripheral currencies during the latter months of the year.

     Sector allocation and bond selection strategies also hurt the Fund's performance. These strategies included the Fund's investments in U.S. structured assets, such as agency and non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. These strategies also included the Fund's modest allocations to emerging market bonds and high yield corporate bonds, which dramatically underperformed higher quality bonds during the period. Our allocation and issue selection strategies with respect to investment grade corporate bonds had a neutral impact, on balance, on the Fund's annual results.

     On the positive side, our views on the direction of interest rates and how we invested the Fund across the maturity spectrum added modestly to its performance, especially during the last few months of the period. Country selection strategies also aided Fund performance.

Q:   What changes did you make to the Fund's portfolio during the period?

A: We made several changes to the Fund's portfolio positioning during the period. For example, we added interest rate exposure during the year, moving the Fund from an underweight position to a modestly overweight position vs. the Barclays Global Index as the economic environment deteriorated. We accomplished this by adding interest rate exposure across a broad range of markets. Within the Fund's currency positioning, we reduced exposure to the U.S. dollar, especially during the second half of the year. During these same months, we added exposure to the Japanese yen. We also increased the Fund's exposure to European currencies, while

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  31

RiverSource VP - Global Bond Fund


     modestly increasing its allocation to several beaten-down emerging market and commodity-related currencies.

     Among sectors, we increased the Fund's exposure to investment grade corporate bonds in light of historically wide yield spreads, or the difference in yields between investment grade corporate bonds and U.S. Treasury securities. We also modestly increased the Fund's exposure to emerging market bonds, especially during the second half of the annual period. We had cut the Fund's exposure to high yield corporate bonds during the first half of the period, but started to add some of that exposure back again during the second half with yield spreads at historically wide levels. In contrast, we continued to trim the Fund's position in structured assets during the period, especially U.S. commercial mortgage-backed securities, given the comparatively higher volatility in that sector.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: The global economic outlook has deteriorated sharply in recent months. The major developed countries appear set to experience their first synchronized recession in several decades. Economic growth across emerging market economies has slowed noticeably as well. Adding to these economic challenges, 18 months of forced deleveraging, declining liquidity and rising volatility have left global capital markets under intense stress. Global policymakers have responded with a flurry of monetary, fiscal and regulatory measures to counteract the credit crunch and shore up economic activity. While these measures appeared to be gaining traction toward the very end of the annual period, the near-term outlook remained highly uncertain.


     Government bonds do not offer particularly good value at yield levels seen at the end of December 2008, but we expect these yields to remain low until the path to economic recovery becomes clearer. In the meantime, we believe it makes sense to carry modestly more interest rate exposure than our benchmark in case the outlook deteriorates further. In non-government sectors, forced asset sales and investor risk aversion have pushed valuations to distressed levels, creating, in our view, tremendous opportunity for longer-term investors.

     With all the major economies struggling together, we believe the near-term outlook for the U.S. dollar is mixed. Volatile ranges around year-end levels appear to be the most likely scenario for now. For the time being, we are trying to address these countervailing forces by keeping the Fund closer to the Barclays Global Index in areas where market direction has become hard to predict. At the same time, we are looking to add quality assets trading at historically cheap levels on the view that these assets offer attractive long-term value.

     As always, we constantly monitor the market for changing conditions and regularly review the Fund's duration, country, sector, yield curve and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.


--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


             TOTAL                      NET EXPENSES(A)
             1.00%                           0.98%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.98%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec 31, 2008

 1 year                                                       -0.44%
 3 years                                                      +4.58%
 5 years                                                      +3.64%
 10 years                                                     +4.51%
 Since inception (5/1/96)                                     +5.12%



--------------------------------------------------------------------------------


 COUNTRY BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

United States                                     33.4%
Japan                                             13.0%
Germany                                            9.0%
United Kingdom                                     5.9%
Netherlands                                        5.4%
France                                             4.6%
Other(1)                                          28.7%




 (1) Includes Canada 4.5%, Italy 3.6%, Spain 2.3%, Australia 1.8%, Belgium 1.7%, Austria 1.6%, Poland 1.3%, Mexico 1.2%, Greece 0.8%, Norway 0.8%, Brazil 0.7%, Sweden 0.7%, Denmark 0.6%, New Zealand 0.6%, Supra-National 0.6%, Czech Republic 0.5%, Indonesia 0.4%, Luxembourg 0.3%, South Korea 0.3%, Tunisia 0.3%, Jersey 0.2%, Malaysia 0.2%, South Africa 0.2%, Argentina 0.1%, Colombia 0.1%, Philippine Islands 0.1%, Turkey 0.1%, Uruguay 0.1%, Venezuela 0.1% and Cash & Cash Equivalents 2.9%.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Govt of Japan
 1.00% 2012                        2.2%              $30,795,916
 Govt of Japan
 2.10% 2026                        2.1                30,320,437
 Bundesrepublik Deutschland (Germany)
 6.50% 2027                        2.1                30,288,710
 Govt of France
 4.00% 2013                        2.0                28,842,568
 United Kingdom Treasury
 5.00% 2014                        1.8                25,977,558
 Govt of Netherlands
 4.25% 2013                        1.8                25,861,180
 U.S. Treasury
 3.75% 2018                        1.8                25,017,862
 Bundesrepublik Deutschland (Germany)
 4.75% 2034                        1.6                23,253,322
 Govt of Japan
 1.70% 2017                        1.6                22,972,360
 Republic of Austria
 4.30% 2014                        1.6                22,204,359



Note: Certain investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 18.6% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  33

RiverSource VP - Global Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-GLOBAL BOND FUND LINE GRAPH)

                            RIVERSOURCE VP
                                 GLOBAL       BARCLAYS CAPITAL     LIPPER GLOBAL
                               BOND FUND      GLOBAL AGGREGATE      INCOME FUNDS
                                                    INDEX              INDEX
                            --------------    ----------------    ---------------
1/1/99                         $10,000            $10,000            $10,000
 '99                             9,560              9,483              9,726
 '00                             9,870              9,784             10,132
 '01                            10,002              9,937             10,385
 '02                            11,500             11,579             11,598
 '03                            12,996             13,027             13,130
 '04                            14,300             14,235             14,247
 '05                            13,586             13,596             13,975
 '06                            14,501             14,499             14,983
 '07                            15,610             15,873             16,055
 '08                            15,541             16,633             14,845




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Bond Fund (from 1/1/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) and the Lipper Global Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Inflation Protected Securities Fund

Below, portfolio managers Jamie Jackson, CFA(R) and Nic Pifer, CFA(R) discuss results and positioning for RiverSource VP - Global Inflation Protected Securities Fund for the 12 months ended Dec. 31, 2008.

Q: How did RiverSource VP - Global Inflation Protected Securities Fund perform for the annual period?

A: RiverSource VP - Global Inflation Protected Securities Fund (the Fund) gained 0.14% for the 12 months ended Dec. 31, 2008. The Fund outperformed its benchmark, the Barclays Capital Global Inflation Linked Index (formerly known as the Lehman Brothers Global Inflation Linked Index) (Barclays Index), which declined 7.69%. The Fund also outperformed the Blended Index (composed of 50% Barclays Global Inflation Linked Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Treasury Inflation Protected Securities Index), which declined 0.27%. The Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index) fell 2.35% for the same time frame.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Global Inflation Protected Securities Fund        +0.14%

Barclays Capital Global Inflation Linked Index (unmanaged)         -7.69%

Barclays Capital U.S. Treasury Inflation Protected Securities
  Index                                                            -2.35%

Blended Index (unmanaged)                                          -0.27%




(see "The Fund's Long-term Performance" for Index descriptions)


The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.


Q:   What factors most significantly affected the Fund's performance?

A: The Fund's most significant exposure was to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. The increase in overall U.S. inflation that accrued to the Fund during the annual period came in at an annualized rate of 3.66%. This compares with an inflation accretion rate of 3.54% for the year 2007 and just 1.31% in 2006. That said, the performance of TIPS, which was exceptionally strong during the first half of the year, was hurt by falling inflation expectations during the second half of the year, as energy and other commodity prices precipitously declined. TIPS performance was also impacted by the massive flight to quality into non-inflation protected U.S. Treasuries during the second half of the year, as investors grew increasingly risk averse. Further, the deleveraging of balance sheets of financial institutions led to forced liquidation of TIPS positions in the last months of the year.

     When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as components of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in at an annualized rate of just 0.10% for the annual period, the smallest calendar year increase since 1954. This lower inflation got passed through the assets in the Fund. This overall inflation rate was substantially below expectations, as energy and commodity prices declined during the second half of the year at exceptionally fast rates even as food prices increased 5.9% for the 12-month period, the largest increase since 1980. For example, crude oil prices hit $147.11 per barrel on July 11 before falling to $44.60 per barrel on Dec. 31, representing a loss of 70.5% from its high and a decrease of 53.5% for the year. Retail gasoline increased from a U.S. national average of $3.04 per gallon at the start of the year to $4.11 per gallon in July before falling to $1.61 per gallon at the end of December. Indeed, these dramatic changes in the prices of oil and other commodities led to some of the largest one-month price movements on record and extreme volatility in inflation figures during the course of the year. Through July, overall inflation increased at a 6.2% annualized rate. Overall inflation fell since then, with prices actually declining at a 12.7% annualized rate during the last three months of the year. In contrast, core inflation, a measure closely monitored by the Federal Reserve, excludes food and energy. Core inflation came

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  35

RiverSource VP - Global Inflation Protected Securities Fund


     in rather close to consensus estimates at 1.8% for the annual period, the smallest one-year increase since 2003; the Fed's "comfort zone" for core inflation is between 1.5% and 2.0% a year.

     The Fund benefited from its global orientation, as non-U.S. dollar inflation-linked bonds performed better than U.S. inflation-linked bonds during the annual period. Non-U.S. dollar bonds are bonds denominated in foreign currencies. Although non-U.S. markets underperformed during the first half of the year given that U.S. inflation outpaced inflation reported in other countries, subsequent deflationary fears and the extreme flight to quality was far more detrimental to the U.S. TIPS market than to international inflation-linked bond markets during the fourth quarter of 2008. The Fund was invested in a diversified basket of non-U.S. dollar bonds, with the greatest weightings in the U.K., France and Italy.

     Further boosting the Fund's results were its positions in non-inflation-protected U.S. agency bonds, added during the second half of the year, and in U.S. agency subordinated debt. The fact that both of these fixed income instruments are not inflation-protected helped their performance, as inflation rates fell during the period. Further supporting the positive performance of U.S. agency subordinated debt were spreads, or the difference in yields between these securities and U.S. Treasury securities, which stabilized after the U.S. Treasury placed the agencies under conservatorship. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings. In exchange, they typically offer a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt issued by U.S. agencies is widely considered to be comparatively less risky than that of banks or other issuers.

     Another factor that contributed to the Fund's annual results was its yield curve positioning during the first half of the year. The TIPS yield curve steepened significantly during the first six months of 2008, meaning yields on TIPS with longer-term maturities grew increasingly higher than yields on TIPS with shorter-term maturities. In these months, the Fund's holdings were concentrated at the shorter-term end of the TIPS yield curve.

     Detracting modestly from the Fund's results was its lack of exposure to non-inflation-protected Treasuries, as these securities outperformed TIPS during the annual period. TIPS did not benefit from the flight to quality into non-inflation-protected Treasuries following the acceleration of the banking and liquidity crisis beginning in September.

Q:   What changes did you make to the Fund's portfolio during the period?

A: During the first half of the year, we added U.S. agency subordinated debt to the Fund's portfolio and adjusted the Fund's yield curve positioning such that the Fund's holdings were positioned across the entire TIPS yield curve with a relatively neutral exposure to the curve. As indicated above, the Fund's exposure to U.S. agency subordinated debt had a positive effect on its annual results. So, too, did this change in yield curve positioning, for longer maturity TIPS performed better as negative headline inflation in the fourth quarter had the effect of increasing yields on shorter-maturity TIPS more than on longer-maturity TIPS. Indeed, the TIPS yield curve actually inverted in the fourth quarter, meaning that shorter-maturity yields were higher than longer-maturity yields.

     During the second half of the year, as mentioned above, we established a position in non-inflation-protected agency bonds. Also, in December, we increased the Fund's exposure to Japanese inflation-linked bonds.

     Throughout the annual period, we adjusted the Fund's duration, a measure of the Fund's sensitivity to changes in interest rates, as market conditions shifted. The Federal Reserve (the Fed) lowered interest rates in 2008, as the yet undeclared recession unfolded. The targeted federal funds rate began the year at 4.25% and declined to less than 0.25% by the end of December. It is important to note that the federal funds rate is a nominal interest rate and changes do not always feed through into the real rates that drive prices on inflation-linked bonds. That said, during the first half of the year, the Fund was generally positioned defensively with a duration that was shorter than the Barclays Index. We had the Fund positioned for higher nominal rates, and nominal rates did rise during these months. By the end of June, we had extended the Fund's duration a bit, but still left it shorter than the Barclays Index. In the last two months of the year, we lengthened the Fund's duration such that it was greater than the benchmark index's duration. For the annual period as a whole, the Fund's duration strategy contributed to relative performance.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: In our view, overall inflation will likely become deeply negative in the first half of 2009. In other words, there will likely be deflation, owing to the collapse of energy

--------------------------------------------------------------------------------
36  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund


     prices. However, we believe overall inflation will still end in modestly positively territory for 2009 as a whole, assuming prices for food, medical care, education, etc. continue to increase. Energy prices will remain the key driver of overall inflation going forward. Although OPEC may cut production quotas throughout most of next year, we believe production cuts will not rescue oil prices immediately. Historical evidence shows that these quota reductions may start to stabilize the price of oil only near the end of 2009 or early 2010.

     The main driver of core inflation is economic activity. Given that the U.S. economy is likely going through its most severe slowdown since the Great Depression, a decline in core inflation is a near certainty. Another key driver of core inflation is unit labor costs. Unit labor costs typically decline in reaction to a deterioration in the job market. Recent weakness in unemployment data suggests that unit labor costs will recede in 2009. We believe, then, that core inflation is likely to drift modestly lower in the first three quarters of 2009 and then increase going into 2010, with small changes quarter to quarter.

     Longer term, we believe the seeds of a new inflationary cycle may have already been planted. Aggressive quantitative easing policy by the Fed, whereby the Fed essentially prints money to buy Treasury securities, bonds or other instruments, along with rapidly increasing national debt could ultimately set the stage for structural inflation. Further, the pedigree of the Fed and the incoming administration suggests that a primary concern is to avoid deflation, resulting perhaps in increasingly aggressive monetary and fiscal policy that would skew toward inflation.

     Given this view, we intend to maintain the Fund's current longer-than-benchmark duration positioning, or interest rate risk, in the near term. We also intend to maintain the Fund's emphasis on TIPS over non-inflation-protected Treasuries. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts to adjust the portfolio's holdings and duration stance if necessary.


 COUNTRY BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

United States                                     50.8%
United Kingdom                                    15.1%
France                                            12.5%
Germany                                            7.9%
Japan                                              4.0%
Italy                                              3.4%
Other(1)                                           6.3%




 (1) Includes Canada 2.1%, Sweden 1.9% and Cash & Cash Equivalents 2.3%.

 ANNUAL OPERATING EXPENSE RATIO

--------------------------------------------------------------------------------
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


             TOTAL                      NET EXPENSES(A)
             0.74%                           0.72%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.72%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       +0.14%
 3 years                                                      +3.03%
 Since inception (9/13/04)                                    +3.44%




--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  37

RiverSource VP - Global Inflation Protected Securities Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-GLOBAL INFLATION PROTECTED SECURITIES FUND LINE GRAPH)

                           RIVERSOURCE VP                            BARCLAYS CAPITAL
                               GLOBAL          BARCLAYS CAPITAL       U.S. TREASURY
                        INFLATION PROTECTED    GLOBAL INFLATION    INFLATION PROTECTED
                          SECURITIES FUND        LINKED INDEX        SECURITIES INDEX     BLENDED INDEX
                        -------------------    ----------------    -------------------    -------------
9/13/04                       $10,000              $10,000               $10,000              $10,000
12/04                          10,284               10,378                10,303               10,352
12/05                          10,572               10,983                10,596               10,800
12/06                          10,698               11,119                10,646               10,893
12/07                          11,546               11,971                11,885               11,820
12/08                          11,562               11,050                11,605               11,788




This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Inflation Protected Securities Fund (from 9/13/04 to 12/31/08) as compared to the performance of two widely cited performance indices, the Barclays Capital Global Inflation Linked Index (formerly known as the Lehman Brothers Global Inflation Linked Index), the Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index) and a Blended Index consisting of a blend of the aforementioned indexes.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Barclays Capital Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays Capital U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Barclays Capital Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Treasury Inflation Protected Securities Index.


--------------------------------------------------------------------------------
38  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Growth Fund

Effective Nov. 17, 2008, Erik Voss succeeded Nick Thakore as the Fund's Portfolio Manager. Below, Mr. Voss discusses RiverSource VP - Growth Fund's results and positioning for the fiscal year ended Dec. 31, 2008.

Q:   How did RiverSource VP - Growth Fund perform for the annual period?

A: RiverSource VP - Growth Fund (the Fund) declined 44.35% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which declined 38.44% for the period. The Fund also underperformed its peer group represented by the Lipper Large-Cap Growth Funds Index, which declined 41.39% for the period.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Large Cap Growth Fund                             -44.35%

Russell 1000 Growth Index (unmanaged)                              -38.44%

Lipper Large-Cap Growth Funds Index                                -41.39%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


Q:   What factors influenced the Fund's performance during the period?

A: The Fund's overall disappointing performance was attributable to specific sector and individual security performance. The largest sector detractor was media, which was a large overweight for the period. The underperformance in media mainly involved three specific holdings: VIRGIN MEDIA, and a combination of SIRIUS and XM satellite radio. The rationale for each involved merger and acquisition related catalysts. In Virgin Media's case, a large net operating loss made the company a potentially attractive takeover candidate. With Sirius and XM, it was a contemplated merger, which was subsequently completed in the fourth quarter. Within the latter part of the period, however, the environment became hostile to companies that needed to raise assets. This was particularly true for companies related to the auto industry, which the satellite radio companies have come to depend on for new subscriptions. Additional large detractors to performance included KKR and APOLLO MANAGEMENT. Both companies were viewed as a potential merger or IPO candidates, and the failure of either to consummate deals was a significant drag on performance.

     Absent these detractors, the Fund's holdings held up relatively well in a difficult environment. The standout sector for the year was health care. The Fund benefited in particular from its pharmaceutical investments, whose superior earnings visibility and recurring revenue streams helped them in the difficult business environment. GILEAD SCIENCES, PFIZER, WYETH, and AMGEN, which recovered dramatically from a poor 2007, all performed relatively well.

Q:   What changes did you make to the Fund during the period?

A: After taking over the portfolio in November of 2008, we reconstructed the portfolio to reflect our investment style consistent with the Fund's objective. As a consequence, we sold all of the Fund's international holdings.

     Overall, the Fund's portfolio turnover rate for the period was 150%.

Q:   How do you plan to manage the Fund in the coming months?

A: Looking ahead we remain cautious. While we are generally seeking to position the Fund for recovery, we have yet to see any evidence of a turnaround and so remain conservatively positioned. Against continued market volatility and uncertainty, we are paying particularly attention to our sector exposure, being careful not to get too over- or underweight in any one

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  39

RiverSource VP - Growth Fund


     part of the economy. Consequently, we're placing a greater emphasis on individual security selection.

     In general, were looking at companies with stable, recurring revenue as a major investment theme. Another area we're focusing on is companies that could benefit from the current and proposed government stimulus packages. For example, despite a large drop in consumer spending, we have a neutral-weight exposure to consumer discretionary due to the sector's emphasis on recurring revenue. Good examples are subscription-driven names like COMCAST, TIME WARNER CABLE and MACROVISION SOLUTIONS in the cable area. We're currently slightly underweight in consumer staples, the exception being an overweight in WAL-MART STORES relative to the Russell Index, which we believe should get a relative boost as consumers become more cost-conscious.

     On the stimulus theme, we are overweight in financials relative to the Russell Index, which we believe could benefit in the current environment for capital. The overweight is concentrated within insurance and in property and casualty in particular. We are generally avoiding banks, investment banks and investment managers at this time.

     Within health care, we're slightly overweight relative to the Russell Index. A highlight is generic drug maker TEVA, which has been a solid performer for the Fund during the last year. Generics are another area that should benefit from a more frugal consumer. In addition, we like companies that have healthy product cycles, competitive products, and more licensing renewals, like GENENTECH and AMGEN.


     We remain significantly underweight in industrials relative to the Russell Index. We are focusing on areas that should benefit in this slow environment or could benefit from the stimulus. An example is DELTA AIR LINES, which should benefit from lower oil prices. In addition, we think transportation in general will likely lead early in the recovery cycle. We are taking advantage of opportunities in select engineering and construction companies, like KBR and FOSTER WHEELER, which could also do well in early in the recovery. Longer-term, the value proposition that DEERE & CO is offering right now is very attractive, and it could benefit from a potential rebound in commodities in 2009. Another potential beneficiary in this theme is ITT, with its equal exposure to defense and water infrastructure spending.

     We are currently overweight in technology relative to the Russell Index. The recurring revenue theme is particularly evident in software security companies like MCAFEE. They offer a subscription model for virus protection, which is becoming increasingly critical as more and more business is done online. Another example is ORACLE, where the mission critical enterprise applications produce recurring revenue. Within technology services, larger companies like HEWLETT-PACKARD and IBM should benefit from solid reputations and better access to capital than smaller competitors.


--------------------------------------------------------------------------------
40  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Growth Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


 TOTAL(A)
 0.89%


 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.004%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -44.35%
 3 years                                                      -13.95%
 5 years                                                       -5.58%
 Since inception (9/15/99)                                     -8.20%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Information Technology                            28.7%
Health Care                                       17.1%
Consumer Staples                                  12.3%
Energy                                             8.4%
Industrials                                        8.3%
Consumer Discretionary                             8.2%
Other(1)                                          17.0%




 (1) Includes Financials 5.3%, Materials 4.4%, Telecommunication Services 0.8%, Utilities 0.5% and Cash & Cash Equivalents 6.0%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Microsoft                         4.6%              $12,781,916
 CVS Caremark                      3.4                 9,399,187
 Hewlett-Packard                   3.1                 8,602,871
 Comcast Cl A                      2.9                 7,927,540
 Exxon Mobil                       2.7                 7,376,851
 Philip Morris Intl                2.3                 6,203,699
 Virgin Media                      2.2                 6,100,385
 Abbott Laboratories               2.2                 6,036,147
 Wal-Mart Stores                   2.1                 5,824,634
 Oracle                            2.1                 5,746,240


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



   PIE CHART     The 10 holdings listed here
                 make
                 up 27.6% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  41

RiverSource VP - Growth Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-GROWTH FUND LINE GRAPH)

                            RIVERSOURCE VP                    LIPPER LARGE-CAP
                                GROWTH        RUSSELL 1000      GROWTH FUNDS
                                 FUND         GROWTH INDEX          INDEX
                            --------------    ------------    ----------------
9/15/99                         $10,000           $10,000            $10,000
12/99                            12,028            12,154             12,365
12/00                             9,707             9,429              9,932
12/01                             6,702             7,504              7,561
12/02                             4,953             5,412              5,436
12/03                             6,015             7,022              6,901
12/04                             6,522             7,464              7,415
12/05                             7,083             7,857              7,977
12/06                             7,868             8,569              8,354
12/07                             8,109             9,581              9,604
12/08                             4,513             5,898              5,629





This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Growth Fund (from 9/15/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
42  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - High Yield Bond Fund

Below, Portfolio Manager Scott Schroepfer, CFA(R), discusses the Fund's positioning and results for the annual period ended Dec. 31, 2008.

Q: How did RiverSource VP - High Yield Bond Fund perform for the annual period?

A: RiverSource VP - High Yield Bond Fund (the Fund) declined 25.19% for the 12 months ended Dec. 31, 2008. The Fund outperformed its benchmark, the unmanaged JP Morgan Global High Yield Index (JP Morgan Index), which decreased 26.83%. The Fund also outperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which fell 28.84% during the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: As 2008 began, the high yield bond market was in the midst of a wave of panic, as concerns resurfaced regarding a liquidity crunch, economic recession and ongoing turmoil in the housing, subprime mortgage and credit markets. In mid-March, all of the turmoil culminated with the Federal Reserve System (the Fed) orchestrating a buyout of Bear Stearns, which was on the verge of collapsing, to JPMorgan Chase. The Fed's actions stabilized the markets somewhat for the next couple of months by demonstrating that the Fed would do whatever was necessary to quell fears and prevent systemic failure.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - High Yield Bond Fund                              -25.19%

JP Morgan Global High Yield Index (unmanaged)                      -26.83%

Lipper High Current Yield Bond Funds Index                         -28.84%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     Beginning in mid-September, an ongoing litany hit the market with the bankruptcy of Lehman Brothers. This caused the credit markets in general and the high yield corporate bond market in particular to trade down sharply. High yield corporate bond spreads widened significantly, as a succession of financial institutions went out of business, were forced to merge or were taken over by the U.S. government. This led to extremely high levels of investor risk aversion and thus the significant correction in the high yield corporate bond market. High yield corporate bond spreads, or the yield differential between their yields and U.S. Treasury securities, surged to 19.25% in the middle of December before rebounding slightly at the end of the year to just over 18%. This compares to a gap in yields of 6% at the start of the year.

     In the last weeks of December, the sector enjoyed a strong relief rally. The rally was fueled by talks of a bailout of the Big Three automakers and by actual government intervention on behalf of GMAC, the U.S. lender part-owned by General Motors.

     Against this challenging backdrop and the absolute losses experienced by the Fund, it may be small solace that the Fund outperformed its benchmark index and its peer group for the 12 months ended Dec. 31, 2008. Such performance is also testament to our emphasis on both risk management and investment opportunity. It also indicates that even with a broad-based decline across all sectors of the JP Morgan Index, sector allocation and security selection decisions can help.

     The Fund's overweight positioning in the health care, wireline telecommunications and cable TV industries helped its results most relative to the JP Morgan Index, as these defensive, comparatively stable sectors proved to be less volatile than others in the high yield corporate bond market. The Fund's underweight positions in the automotive industry and technology sector also contributed positively to performance, as these areas fared poorly during the period.

     From an individual security perspective, a holding in subprime auto lender TRIAD ACQUISITION actually performed well during the period. In winding down its business, Triad made a tender offer to buy its own bonds at a premium to where they were trading, and we took advantage of the offer. A position in wireless telecommunications company CENTENNIAL COMMUNICATIONS also contributed to the Fund's results, as it agreed during the period to be sold to AT&T. Paper company GEORGIA-PACIFIC rose briefly during the period, and we took the opportunity to sell a portion of the Fund's position at a profit. A position in wireless

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  43

RiverSource VP - High Yield Bond Fund


     communications company Alltel Communications further boosted the Fund's results. The issue rose when the equity sponsor in the proposed leveraged buyout of Alltel agreed to sell the company to Verizon Communications.

     Conversely, the Fund's positioning in the gaming industry detracted from results. The Fund began the period with a roughly equal weighting to the JP Morgan Index in gaming. We increased exposure to this area over the annual period based on a long-held and widespread view that gaming was a rather recession-resistant industry. However, the gaming industry surprised many when it was hit hard during the period by the downturn in the economy, especially casinos in Las Vegas. Fund positions in FONTAINEBLEAU LAS VEGAS HOLDINGS and STATION CASINOS were particular disappointments. The Fund held both bonds and bank debt in a casino construction project of Fontainebleau Las Vegas. While the project remained on time and on budget, its prospects for profitability going forward grew dimmer, given the economic outlook and the tremendous amount of other new construction taking place in Las Vegas. The position fell rather dramatically during the period, but we continued to hold it given our view of ultimate value relative to current market prices. Station Casinos is a casino operator, primarily in Las Vegas, which had conducted a leveraged buyout. It, too, declined along with the gaming industry as a whole, but given its highly leveraged balance sheet, we sold the Fund's position in Station Casinos by the end of the period.

     An overweight exposure to the energy sector further detracted from the Fund's results, which was hurt by declining oil and gas prices during the period. We reduced the Fund's position as energy prices declined, but not fast enough to completely avoid feeling the impact of the sector's downturn. A modest overweight position in chemicals also hurt, as many companies in this area proved to be sensitive to economic pressures. In the packaging industry, a position in VITRO, a Mexican glass bottle manufacturer, detracted from the Fund's performance. Vitro experienced both fundamental weakness and problems due to derivatives exposure. Despite the challenges Vitro experienced, the Fund continues to hold this position because we believe its ultimate value relative to market prices offers potential. Another disappointment during the period was yellow pages publisher R.H. Donnelley, as pressures on print media grew with the omnipresence of the internet. We decreased our holding in R.H. Donnelley during the period but still maintained a position based on our positive outlook for the security over the long term.

Q:   What changes did you make to the Fund's portfolio during the period?

A: Overall, we sought to use periods of strength in the high yield corporate bond market, such as the rally in April, to reduce the Fund's exposure to lower-rated issues and more cyclical sectors and to increase its position in higher-rated securities and more defensive areas of the market. We also sought to take profits from those sectors and securities that did perform well in order to take advantage of opportunities created by weakness in the market. For example, as mentioned, following a sustained period of strong performance, we reduced the Fund's position in energy to a rather neutral weight compared to the JP Morgan Index as oil and gas prices declined. Primarily for issue-specific reasons, we also reduced the Fund's overweight position in health care to a more modest overweight allocation. Seeing more attractive opportunities elsewhere, we redeployed the proceeds into the gaming sector, as mentioned, and into the cable industry, bringing both to overweight positions. Within gaming, we focused on what are considered new jurisdictions, such as Native American casinos, which we still consider to be compelling opportunities, and steered away from established jurisdictions, such as Las Vegas and Atlantic City. We added select positions in cable TV and satellite cable providers, as this industry has historically been a defensive area featuring a rather stable cash flow.

     We selectively added bank loan exposure across certain core holdings in the Fund during this period of market weakness, as these securities tend to be comparatively defensive in nature over time. We continued to find value in these securities at quite attractive levels.

     At the end of the period, the Fund had materially greater exposure than the JP Morgan Index in the cable TV, gaming, and wireline telecommunications industries with a lesser overweight in the health care sector. Underweights in the Fund's portfolio included the housing, technology, manufacturing and industrial, retail and automotive areas. The Fund also maintained holdings in the energy, utilities and wireless telecommunications industries, each at approximately equal weighting to the JP Morgan Index.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: In our view, the high yield corporate bond market may well continue to be choppy and volatile over the months ahead, as a confluence of factors remains of great concern. These factors include unemployment possibly heading above 7%, consumers likely to be increasing

--------------------------------------------------------------------------------
44  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund


     their savings at the expense of spending, the possibility of the credit crisis resulting in a recession that lasts well into 2009, and the deterioration of the bank lending environment and companies' ability to access capital. The outcome of these concerns is key to the default rate going forward. For 2009, we anticipate that the default rate may well soar into the 8% to 10% range. One of the major questions that faces the market going forward is how, outside of interest rate cuts, the Fed and the incoming Presidential administration will be able to stimulate the economy. All told, this scenario indicates a difficult environment for the high yield corporate bond market over the near term.

     Over the longer term, we believe that many securities in the high yield corporate bond sector were trading at extremely compelling values at the end of the annual period. Indeed, notwithstanding the sector's rebound in the last weeks of December, it appears that high yield corporate bond valuations were, at the end of the year, already more than pricing in all of the recent bad news.

     Given this view, we intend to begin carefully moving the Fund's portfolio away from its defensive posture to a slightly more aggressive stance. In doing so, we are seeking to take positions in those select issues that have strong fundamentals and solid prospects but that have fallen significantly in recent months.

     In implementing this strategy going forward, we believe more than ever that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

     We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term. We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL
0.87%


 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -25.19%
 3 years                                   -5.48%
 5 years                                   -0.43%
 10 years                                  +1.47%
 Since inception (5/1/96)                  +2.25%


--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Telecommunication                                 26.5%
Consumer Discretionary                            18.7%
Materials                                         11.7%
Health Care                                        8.6%
Cash & Cash Equivalents                            7.7%
Energy                                             7.2%
Other(1)                                          19.6%




 (1) Includes Utilities 6.8%, Consumer Staples 6.6%, Industrials 3.6%, Financials 2.4% and Mortgage Backed 0.2%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

 TOP TEN CORPORATE BOND HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 ASG Consolidated
 LLC/Finance
 11.50% 2011                       1.9%              $10,072,500
 Liberty Media LLC
 5.70% 2013                        1.5                 8,121,942
 Centennial
 Communications
 9.63% 2013                        1.5                 7,676,580
 INVISTA
 9.25% 2012                        1.4                 7,547,400
 NRG Energy
 7.38% 2017                        1.4                 7,309,400
 Rainbow Natl Services
 LLC
 8.75% 2012                        1.4                 7,154,999
 Windstream
 8.63% 2016                        1.2                 6,594,135
 Cott Beverages USA
 8.00% 2011                        1.2                 6,436,110
 Dresser
 7.99% 2015                        1.2                 6,409,291
 Nielsen Finance LLC
 3.83-4.39% 2013                   1.2                 6,263,402




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



   PIE CHART     The 10 holdings listed here
                 make
                 up 13.9% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  45

RiverSource VP - High Yield Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-HIGH YIELD BOND FUND LINE GRAPH)

                             RIVERSOURCE VP     JP MORGAN     LIPPER HIGH
                                  HIGH         GLOBAL HIGH   CURRENT YIELD
                               YIELD BOND      YIELD BOND     BOND FUNDS
                                  FUND            INDEX          INDEX
                             --------------    -----------   -------------
1/1/99                           $10,000          $10,000       $10,000
 '99                              10,624           10,338        10,478
 '00                               9,635            9,736         9,461
 '01                              10,078           10,270         9,362
 '02                               9,448           10,490         9,137
 '03                              11,826           13,375        11,545
 '04                              13,175           14,920        12,739
 '05                              13,704           15,378        13,121
 '06                              15,186           17,139        14,455
 '07                              15,468           17,634        14,763
 '08                              11,572           12,903        10,505




This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - High Yield Bond Fund (from 1/1/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
46  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Income Opportunities Fund

Below, Brian Lavin, portfolio manager for RiverSource VP - Income Opportunities Fund, discusses Fund results and positioning for the annual period ended December 31, 2008.

Q: How did RiverSource VP - Income Opportunities Fund perform for the annual period?

A: RiverSource VP - Income Opportunities Fund (the Fund) declined 18.82% for the 12 months ended Dec. 31, 2008. The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which decreased 23.23%. The Fund also outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which fell 28.84% during the same period.

Q:   What factors most significantly affected the Fund's performance?

A: During what was certainly the worst year in the history of the high yield bond market, the Fund significantly outperformed the Merrill Lynch Index on a relative basis due primarily to a defensive stance taken early in the year and enhanced as the months progressed. Although the Fund produced a negative return, the fact that it outperformed its benchmark index may be small solace, but it is also testament to our emphasis on both risk management and investment opportunity. Additionally, mitigated losses relative to the Merrill Lynch Index's broad-based decline indicates that our industry allocation and security selection decisions also helped.

--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Income Opportunities Fund                         -18.82%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained
  Index (unmanaged)                                                -23.23%

Lipper High Current Yield Bond Funds Index                         -28.84%



(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     The Fund benefited most from its significant allocations to and security selection within the defense and regulated utilities industries, which generally performed well. Both of these non-cyclical areas proved to be rather defensive constituents in a declining market. In defense, electronic systems supplier DRS TECHNOLOGIES performed particularly well after an announcement that it had agreed to be acquired by Italian defense company Finmeccanica. In utilities, independent power producer NRG ENERGY traded up after preliminary discussions took place about possibly being acquired by investment grade electric power utility Exelon. Elsewhere, a holding in subprime auto lender TRIAD ACQUISITION actually performed well during the period. In winding down its business, it made a tender offer to buy its own bonds at a sizable premium over market price, and we took advantage of the offer. A position in wireless telecommunications company CENTENNIAL COMMUNICATIONS also contributed to the Fund's results, as it agreed during the period to be purchased by AT&T. The Fund's results were further helped during the period by its modest exposure to the more cyclical auto, auto parts/suppliers industries and financials sector because they lagged the Merrill Lynch Index during the annual period.

     Detracting somewhat from the Fund's results were its sizable allocations to the energy sector and broadcasting sub-industry of the media industry, which both performed poorly. Energy was hurt by the precipitous decline in oil and gas prices during the second half of the year, and broadcasting was negatively impacted by a decrease in advertising revenue throughout most of the annual period. From an individual security perspective, a position in SALEM COMMUNICATIONS HOLDINGS particularly disappointed. The revenues of this Christian-oriented radio station owner and operator actually did not decline as much as some of its broadcasting competitors, given its niche formatting. However, it still traded down, having been painted with the same broad brush of falling advertising revenues that impacted the radio industry overall. A position in SHINGLE SPRINGS TRIBAL GAMING AUTHORITY also detracted. Though located in Sacramento, California and not in Las Vegas, which was hit even harder, this Native American casino was hurt by the same pressures that plagued the gaming industries in nearly all regions. Investors grew increasingly concerned about a consumer spending slowdown and a significant amount of additional gaming capacity introduced during the period. In the telecommunications services sector, a position in SPRINT NEXTEL hurt the Fund's results.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  47

RiverSource VP - Income Opportunities Fund



     The Fund outpaced its Lipper peer group, in part, because the Fund does not buy bonds ranked CCC by the rating agencies Moody's and Standard & Poor's. Bonds rated CCC, the riskiest issues in the high yield bond market, significantly underperformed bonds rated BB and B during the annual period.

Q:   What changes did you make to the Fund's portfolio during the period?

A: As mentioned above, during the course of the annual period, as investors grew increasingly risk averse amidst a liquidity crunch, recession concerns and the turmoil in the housing, subprime mortgage and credit markets, we shifted to an increasingly defensive stance within the Fund's portfolio. We upgraded the quality of the holdings overall so that the Fund's yield, already lower than that of the Merrill Lynch Index at the start of the period, was even lower at the end of the period. (A lower yield indicates that we tended to avoid the riskiest, most speculative bonds.) We increased the Fund's exposure to more defensive industries, such as defense, utilities, cable TV and wire line telecommunications. We correspondingly reduced the Fund's weighting in more cyclical, economically sensitive areas, including autos, auto parts and supply, and financials. It is particularly important to note that financials became an increasingly bigger portion of the Merrill Lynch Index during the annual period, as "fallen angels" (formerly investment grade corporate bonds that got downgraded) dropped into the Merrill Lynch Index. However, the Fund did not participate in this influx of bonds in the financials sector, maintaining, at the end of December 2008, just one holding in this area.

     We selectively added bank loan exposure across certain core holdings in the Fund during this period of market weakness, as these securities tend to be comparatively defensive in nature over time. We continued to find value in these securities at quite attractive levels. Certainly bank loans can be volatile over the short term, as was the situation during this period. However, in many cases, holdings in these bank loans positioned the Fund in a more senior part of a company's capital structure, reducing the overall risk within the portfolio over the longer term.

     At the end of the annual period, the Fund had sizable allocations compared with the Merrill Lynch Index in defense, energy, gaming, media, regulated utilities, regional/local exchange carriers and, to a lesser extent, chemicals. The Fund had more modest exposure than the Merrill Lynch Index to the financials, metals and mining, autos and auto parts, retailers, real estate, information technology and paper and forest products at the end of December 2008. The Fund had virtually equal weighting to the Merrill Lynch Index in the health care, wireless telecommunications, services and food and beverage industries at the end of December.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: On the macroeconomic front, we believe the high yield bond market may well continue to be volatile in the months ahead, as a number of factors remains of great concern. These factors include unemployment possibly heading above 7%, consumers likely increasing their savings at the expense of spending, the possibility of the credit crisis leading to a recession that lasts well into 2009 and the deterioration of the bank lending environment, which would affect many companies' ability to access capital. The outcome of these concerns is key to the default rate going forward. For 2009, we anticipate that the default rate may soar into the 8% to 10% range. A major question that faces the market going forward is how, outside of interest rate cuts, the Fed and the incoming presidential administration will be able to stimulate the economy. All told, this scenario indicates a difficult environment for the high yield bond market in the near term. For the longer term, however, we believe the economy may begin to do better during the second half of 2009, supporting a possible rebound in the high yield bond market.

     At the end of the annual period, we believed many securities in the high yield bond sector were trading at extremely compelling values. Indeed, notwithstanding the sector's rebound seen during the last weeks of December, it appears that high yield bond valuations were, at the end of the year, already more than pricing in all of the recent bad news.

     Given this view, we intend to begin carefully moving the Fund's portfolio away from its defensive posture to a slightly more aggressive stance. In doing so, we are seeking to take positions in select issues that have fallen significantly in recent months, yet also have strong fundamentals and solid prospects. We are also looking to gradually reduce the Fund's emphasis on more defensive industries and increase its exposure to more cyclically-oriented, economically sensitive sectors. We expect that such strategies will move the Fund's yield profile closer to that of the Merrill Lynch Index.

     In implementing these strategies, we believe more than ever that the key to potential outperformance is our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential

--------------------------------------------------------------------------------
48  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund


     credit risks at individual companies. We sell bonds when we believe their risks outweigh their total return potential.

     We employ a bottom-up approach when selecting bonds. One of our significant strengths comes from a team of nine analysts who perform in-depth research to acquire strong knowledge of and insights into the industries the team covers. We believe that good security selection based on investment quality and in-depth security research is key to performance in the near to mid term. We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.
 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL
0.91%


 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -18.82%
 3 years                                                       -3.46%
 Since inception (6/1/04)                                      +0.54%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Telecommunication                                 24.0%
Utilities                                         14.5%
Consumer Discretionary                            14.3%
Materials                                          9.9%
Energy                                             9.2%
Industrials                                        7.7%
Other(1)                                          20.4%




 (1) Includes Health Care 6.8%, Consumer Staples 4.8%, Financials 2.0%, Asset-Backed 0.2%, Mortgaged-Backed 0.1% and Cash & Cash Equivalents 6.5%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

 TOP TEN CORPORATE BOND HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 MGM Mirage
 13.00% 2013                       1.7%              $12,696,000
 NRG Energy
 7.38% 2016                        1.6                12,424,799
 Communications & Power
 Inds
 8.00% 2012                        1.5                11,674,019
 Energy Future Holdings
 10.88% 2017                       1.4                10,224,000
 INVISTA
 9.25% 2012                        1.3                 9,604,000
 Nextel Communications
 7.38% 2015                        1.3                 9,560,460
 Aquila
 11.88% 2012                       1.3                 9,499,050
 Williams Partners
 LP/Finance
 7.25% 2017                        1.2                 9,369,400
 Midwest Generation LLC
 8.56% 2016                        1.2                 9,032,664
 L-3 Communications
 6.38% 2015                        1.2                 8,809,570




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



   PIE CHART     The 10 holdings listed here
                 make
                 up 13.7% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  49

RiverSource VP - Income Opportunities Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-INCOME OPPORTUNITIES FUND LINE GRAPH)


                                                    MERRILL LYNCH
                                                      U.S. HIGH          LIPPER HIGH
                              RIVERSOURCE VP          YIELD CASH        CURRENT YIELD
                                   INCOME              PAY BB-B          BOND FUNDS
                            OPPORTUNITIES FUND    CONSTRAINED INDEX         INDEX
                            ------------------    -----------------    --------------
6/1/04                           $10,000               $10,000              $10,000
12/04                             11,027                10,991               11,035
12/05                             11,394                11,366               11,366
12/06                             12,303                12,419               12,522
12/07                             12,629                12,816               12,789
12/08                             10,253                 9,839                9,100




This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Income Opportunities Fund (from 6/1/04 to 12/31/08) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
50  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Equity Fund

Dimitris Bertsimas and Gina Mourtzinou became the Fund's portfolio managers on Nov. 1, 2008. Below, they discuss RiverSource VP - Large Cap Equity Fund's results for the fiscal year ended Dec. 31, 2008 and their strategy for managing the Fund going forward.

Q:   How did RiverSource VP - Large Cap Equity Fund perform for the fiscal year?

A: RiverSource VP - Large Cap Equity Fund (the Fund) declined 42.16% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500 Index), which declined 37.00% and the Russell 1000 Index, which declined 37.60% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which declined 37.07%.

Q:   What factors had a significant impact on performance?

A: The past fiscal year was marked by a deteriorating economic environment, widely publicized corporate bankruptcies, unprecedented government intervention in securities markets and extremely high volatility. Investors embarked on a flight to quality that benefited U.S. Treasuries and gold, while most other asset classes declined. Within the equity markets, investors preferred defensive industry sectors, but no sector escaped the broad price declines.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Large Cap Equity Fund                             -42.16%

S&P 500 Index (unmanaged)                                          -37.00%

Russell 1000(R) Index (unmanaged)                                  -37.60%

Lipper Large-Cap Core Funds Index                                  -37.07%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     The Fund had a value-oriented and a growth-oriented portfolio segment, but consideration of stock valuations was a thread running through the entire portfolio. However, for most of the fiscal year, valuation was not an effective characteristic for choosing stocks that would outperform.

     Overall, the Fund's sector weightings had a positive effect on performance relative to the Russell Index, the Fund's primary benchmark from Jan. 1, 2008 through Oct. 31, 2008. The Fund benefited from having a smaller financials position and a larger information technology allocation compared with the Russell Index. The portfolio's cash position was also an important contributor during this period. Having a smaller consumer staples position than the Russell Index was disadvantageous. The consumer staples sector performed well as investors sought companies that would be less affected by the economic slowdown. The Fund also held some stocks not in the Russell Index. As a group, these holdings detracted from relative return.

     Stock selection in the financials, consumer discretionary and industrials sectors was largely responsible for the Fund's underperformance of the Russell Index. Selection in the health care and energy sectors was strong and added to relative performance.

     In the financials sector, individual detractors included CITIGROUP and BANK OF AMERICA, while ALLSTATE contributed to relative return. Within consumer discretionary, VIRGIN MEDIA and SIRIUS XM RADIO were significant detractors. Discount retailer WAL-MART STORES and home improvement retailer HOME DEPOT had a positive effect. In the industrials sector, the key detractor was BOEING. GENERAL ELECTRIC declined sharply, affecting the Fund's return. In the health care sector, GENENTECH added to relative performance and among energy companies, OCCIDENTAL PETROLEUM had a positive effect on relative return.

Q:   What changes did you make to the Fund during the period?

A: Since we began managing the Fund on Nov. 1, 2008, we have been evaluating the existing holdings and gradually repositioning the portfolio in line with our quantitative investment approach. The Fund's portfolio turnover rate for the period was 105%.

     Because no single measure of investment potential can be successful all of the time, we use three different quantitative models to select portfolio holdings: a value model, a quality-adjusted value model and a momentum model. Using value models along with a momentum

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  51

RiverSource VP - Large Cap Equity Fund


     model provides style diversification that can help reduce risk and improve return consistency.

     - Our VALUE MODEL looks for stocks with low price-to-earnings ratios based on an assessment of the company's earnings potential two years into the future.

     - Our QUALITY-ADJUSTED VALUE MODEL is based on the belief that companies demonstrating dependable profitability and low debt levels are generally worth buying at somewhat less of a discount. The model selects stocks that may not have as much rebound potential as pure value stocks, but may have less downside risk.

     - The MOMENTUM MODEL analyzes recent stock price performance to assess whether investor sentiment toward a stock might be improving, thus increasing the likelihood the stock will outperform the market average.

     We use a proprietary portfolio optimizer to help manage risk on several dimensions to minimize volatility and maximize risk-adjusted returns. We evaluate risk at the overall portfolio level and at the individual security level.

     In keeping with these risk management controls, we reduced some of the portfolio's largest individual positions.

     Currently, our models call for an emphasis on financial, energy and materials stocks. As part of our repositioning, we increased the Fund's allocations to these sectors. We reduced the Fund's weightings in the consumer discretionary, telecommunication services and information technology sectors, also in keeping with the preferences of our models. Our strategy for managing the Fund's cash position is to generally keep the Fund as fully invested as possible while maintaining sufficient liquidity to meet shareholder redemption requests.

Q:   How do you plan to manage the Fund in the coming months?

A: Our approach is built upon the idea of consistency and style diversification through our three quantitative models. Despite negative investor sentiment and the poor economic environment, our models suggest there is light at the end of the tunnel. We are positioning the Fund for a potential market rebound in 2009. Currently, our models prefer the financials, energy and health care sectors, with less emphasis on the telecommunications, utilities, and information technology.

     The Fund has the flexibility to invest a portion of its assets in small-and mid-cap stocks and in international stocks. We intend to use our asset allocation model to determine when it might be advantageous to hold small- and mid-cap stocks and/or international stocks in the portfolio. We would then use our quantitative stock selection models to choose stocks in each area. Recently, our asset allocation models have shown some preference for small- and mid-cap stocks, but do not favor international stocks.

     We are convinced of the merit of our multifaceted, disciplined approach to managing portfolio risk and we believe our combination of style diversification and rigorous risk management will result in a high quality portfolio that can perform well over the long term.



--------------------------------------------------------------------------------
52  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund


 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


           TOTAL(A)
             0.86%


 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -42.16%
 3 years                                  -11.79%
 5 years                                   -5.05%
 10 years                                  -4.21%
 Since inception (10/13/81)                +7.84%


--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART TO COME)

Financials                                        17.2%
Health Care                                       17.1%
Energy                                            15.6%
Consumer Discretionary                            11.9%
Consumer Staples                                  11.3%
Industrials                                       10.7%
Other(1)                                          16.2%




 (1) Includes Information Technology 9.6%, Materials 3.3%, Utilities 1.9%, Telecommunication Services 0.4% and Cash & Cash Equivalents 1.0%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Pfizer                            5.4%              $73,315,078
 Wal-Mart Stores                   5.3                70,802,098
 Chevron                           4.2                56,061,048
 Johnson & Johnson                 4.0                53,573,936
 JPMorgan Chase & Co               3.7                49,861,132
 Home Depot                        2.2                30,190,430
 Bank of America                   2.1                28,421,511
 Gilead Sciences                   2.1                28,179,008
 Exxon Mobil                       2.0                27,331,236
 Citigroup                         1.8                24,170,259




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



(PIE CHART TO    The 10 holdings listed here
COME)            make
                 up 32.8% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  53

RiverSource VP - Large Cap Equity Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-LARGE CAP EQUITY FUND LINE GRAPH)

                        RIVERSOURCE VP                                                        LIPPER LARGE-CAP
                          LARGE CAP           S&P 500       RUSSELL 3000     RUSSELL 1000        CORE FUNDS
                         EQUITY FUND           INDEX            INDEX            INDEX              INDEX
                        --------------    --------------    ------------    --------------    ----------------
1/1/99                     $10,000           $10,000           $10,000         $10,000            $10,000
 '99                        12,375            12,104           $12,090          12,091             11,935
 '00                        10,214            11,003           $11,188          11,149             11,055
 '01                         8,365             9,694           $ 9,906           9,761              9,637
 '02                         6,522             7,552           $ 7,772           7,648              7,591
 '03                         8,427             9,718           $10,186           9,934              9,474
 '04                         8,923            10,775           $11,403          11,066             10,259
 '05                         9,474            11,304           $12,101          11,760             10,846
 '06                        10,922            13,089           $14,004          13,578             12,298
 '07                        11,242            13,808           $14,724          14,362             13,113
'08                          6,502             8,699           $ 9,230           8,962              8,252




This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Equity Fund (from 1/1/99 to 12/31/08) as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Effective Nov. 1, 2008, the Russell 1000 Index is replaced with the S&P 500 Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more clearly aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.


--------------------------------------------------------------------------------
54  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Value Fund

Effective Nov. 1, 2008, Neil Eigen and Richard Rosen of the Seligman Value Team succeeded Bob Ewing as the Fund's portfolio managers. Below, the discussion covering results and positioning of the Fund for the period from Jan. 1, 2008 through Oct. 31, 2008 was based on previous reports provided by Mr. Ewing while Messrs. Eigen and Rosen discuss the Fund's current strategy and outlook.

Q: How did RiverSource VP - Large Cap Value Fund perform for the annual period?

A: RiverSource VP - Large Cap Value Fund (the Fund) declined 39.46% for the annual period ended Dec. 31, 2008. The Fund underperformed its benchmarks, the Russell 1000(R) Value Index (Russell Index), which fell 36.85% and the Standard & Poor's 500 Index (S&P 500 Index), which declined 37.00% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Value Funds Index, which declined 37.00% during the same time frame.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Large Cap Value Fund                              -39.46%

Russell 1000 Value Index (unmanaged)                               -36.85%

S&P 500 Index (unmanaged)                                          -37.00%

Lipper Large-Cap Value Funds Index                                 -37.00%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


Q:   What factors had a significant impact on performance?

     The following commentary was based on previous reports provided by Bob Ewing, the Fund's previous portfolio manager:

A: The annual period was marked by intensified economic concerns. During this time, the Fund faced a strong headwind because investors did not consider low valuation to be an attractive characteristic in choosing stocks. Given the Fund's emphasis on valuation as a selection criterion for portfolio holdings during the first three quarters of the year, the stocks selected as holdings were generally out of favor.

     For the first three quarters of the annual period, stock selection had a negative impact on the Fund's return relative to the Russell Index, while sector allocations added relative value. The Fund's holdings in the consumer staples, information technology and utilities sectors outperformed the corresponding sectors within the Russell Index, but this was overshadowed by stock selection in the financials, energy and materials sectors.

     Having a smaller financials position than the Russell Index was especially advantageous, as financial stocks continued to struggle under the weight of credit market uncertainty and the weak U.S. housing market. A smaller position in GENERAL ELECTRIC compared with the Russell Index was advantageous. The company has a high degree of sensitivity to economic activity and suffered during the period as consumers began to worry more about slower U.S. and global economic growth.

     The Fund's holdings of the government-sponsored FEDERAL HOME LOAN MORTGAGE CORP. (Freddie Mac) proved to be detrimental to returns. Mortgage losses, the subprime mortgage breakdown and continued weakness in the North American residential market led the U.S. government to seize the company, hurting the company's image and stock price. Mortgage lender COUNTRYWIDE FINANCIAL suffered from credit market difficulties and was purchased by Bank of America during the period.

     In the first half of the year, having no exposure to OCCIDENTAL PETROLEUM, APACHE and EOG RESOURCES, energy companies included in the Russell Index, hampered results. Although the energy sector performed well early in the year and pushed stock prices higher, they appeared overvalued. Indeed, as the year progressed, most energy-related stocks dropped as demand fell and as previously rampant speculation slowed. As a result, we preferred energy stocks such as TOTAL over peers like Occidental Petroleum. Similarly, Apache and EOG

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  55

RiverSource VP - Large Cap Value Fund


     Resources, which focus on the North American natural gas market, were expensive based on historical numbers, leading us to steer clear of these names well into the third quarter of the annual period.

Q:   What changes did you make to the Fund during the period?

A: The Fund's financials position decreased during the annual period, due partly to our active repositioning and partly to market performance, as financial stocks declined in value. Early in the period, we reduced the Fund's holdings of lending-based financial companies, specifically banks and savings and loans.

     The Fund's energy position increased in the first half of the annual period, a result of a combination of market performance and active management. The energy sector's steep appreciation in the first half of the year boosted the Fund's energy weighting. However, as energy issues moved lower later in the annual period, the weighting declined in similar fashion. In addition, we added to the Fund's holdings of energy services companies, as selected stocks became relatively inexpensive and appeared poised to benefit from increased exploration and production activity. Unfortunately, as the latter half of the year progressed, these names didn't perform as expected.

     Prior to the fourth quarter, we increased the Fund's information technology positions. Technology stocks, particularly some of the larger, more mature companies, appeared inexpensive to us early in the year. While that was true from a valuation standpoint early on, the markets didn't treat these shares kindly in the later months. Decreased demand in both the consumer and business segments took a toll, creating additional drag on performance.


Q:   How do you plan to manage the Fund in the coming months?

     The following discussion was provided by Neil Eigen and Richard Rosen, the Fund's current portfolio managers:

A: Looking back, 2008 was a kind of year that investors and economists have never seen before. It was clearly the worst financial crisis in our lifetimes and perhaps the worst we have ever seen. It was a year when we saw fear take over the markets, as consumers pulled back in nearly every sector and investors retreated to the sidelines. We saw, and we continue to see, indiscriminate selling caused by forced liquidations, leading to severe dislocations in asset prices. In many regards, the market has become disconnected from the fundamentals of equity securities. The good news is that this has created, in our opinion, significant opportunities for investors with patience and perseverance. We are confident capital will flow back into the market in due time. We're seeing it to some degree already, and we expect it to continue granted the economy and market environment improves.

     In this kind of environment, we want to own companies that can maintain and sustain their competitive positions, execute their business models and do their best to stick to their cost efficiencies. The ability to price effectively is also key, though it will be difficult in a recessionary environment. The economy continues to be weak, but we expect the response in terms of monetary and fiscal stimulus and proposed government spending to begin to have a positive effect; hopefully a long-lasting one. That said, we think 2009 will be a year of healing, and we don't foresee a normalized economic environment until well into 2010.


--------------------------------------------------------------------------------
56  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


      TOTAL          NET EXPENSES(A)
      1.08%               1.04%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01%), will not exceed 1.05%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -39.46%
 3 years                                                      -10.47%
 Since inception (2/4/04)                                      -3.74%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Financials                                        28.6%
Health Care                                       14.4%
Industrials                                       13.3%
Consumer Staples                                  13.1%
Energy                                            10.7%
Consumer Discretionary                             8.7%
Other(1)                                          11.2%




 (1) Includes Materials 5.0%, Information Technology 4.5%, Utilities 1.4% and Cash & Cash Equivalents 0.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Bristol-Myers Squibb              4.5%               $437,263
 Baxter Intl                       4.4                 428,720
 Unum Group                        4.2                 409,200
 MetLife                           3.9                 385,133
 Chevron                           3.9                 377,839
 US Bancorp                        3.6                 350,140
 Travelers Companies               3.5                 339,000
 Lowe's Companies                  3.3                 326,845
 Humana                            3.3                 324,858
 Caterpillar                       3.2                 315,236




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



PIE CHART        The 10 holdings listed here
                 make
                 up 37.8% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  57

RiverSource VP - Large Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-LARGE CAP VALUE FUND LINE GRAPH)

                         RIVERSOURCE VP
                              LARGE                                          LIPPER LARGE-CAP
                            CAP VALUE          S&P 500       RUSSELL 1000       VALUE FUNDS
                               FUND             INDEX         VALUE INDEX          INDEX
                         --------------    --------------    ------------    ----------------
2/4/04                      $10,000           $10,000          $10,000           $10,000
12/04                        11,056            10,931           11,530            11,073
12/05                        11,557            11,468           12,343            11,766
12/06                        13,761            13,278           15,089            13,917
12/07                        13,697            14,007           15,064            14,259
12/08                         8,292             8,825            9,513             8,983




()
()

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Value Fund
(from 2/4/04 to 12/31/08) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the S&P 500 Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
58  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Growth Fund


Below, the portfolio management team discusses RiverSource VP - Mid Cap Growth Fund's results and positioning for the fiscal year ended Dec. 31, 2008.

Q:   How did the Fund perform for the 12 months ended Dec. 31, 2008?

A: RiverSource VP - Mid Cap Growth Fund (the Fund) declined 44.84% for the fiscal year ended Dec. 31, 2008, slightly underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which declined 44.32% for the period. The Fund also slightly underperformed its peer group represented by the Lipper Mid-Cap Growth Funds Index, which declined 44.04% for the same time frame.

Q:   What factors had a significant impact on performance?

A: Equity markets were extremely difficult during this period, particularly in the final months of the fiscal year. Economic weakness and highly publicized problems in the financials sector and automotive industry contributed to sharp declines in U.S. stocks.

     A notable aspect of this past year is that paying attention to how expensive a stock was -- typically considered a more conservative investing approach -- did not help in the downturn. The decline was broad based, affecting stocks of every size and in every sector. This made the year very difficult for investors like us who look at a company's fundamental business characteristics and evaluate its long-term growth potential. Forced selling by hedge funds and investors facing margin calls exacerbated the speed and severity of the decline.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Mid Cap Growth Fund                               -44.84%

Russell Midcap(R) Growth Index (unmanaged)                         -44.32%

Lipper Mid-Cap Growth Funds Index                                  -44.04%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     The Fund was not positioned for the significant economic weakness that became apparent in the latter part of the fiscal year. Despite a more aggressive posture, the Fund nearly kept pace with the Russell Index and its peers during the market decline. And, we believe the Fund's positioning could be advantageous going forward as equity markets begin to price stocks more rationally, based on long-term fundamentals rather than short-term fears.

     The Fund's positioning in the consumer discretionary, consumer staples and utilities sectors detracted from return relative to the Russell Index. Positioning in information technology, autos and transportation, producer durables and health care had a positive effect on relative results.

     We manage the Fund in three different "buckets" -- cyclical, secular and opportunistic -- with the secular bucket responsible for the majority of relative underperformance in the Fund. We added value through the portfolio's opportunistic bucket. Though we don't typically expect stocks in this bucket to be a driver of long-term returns, we took advantage of sharp market moves during the past year.

     Stock selection was primarily responsible for the portfolio's underperformance in the consumer discretionary sector, largely due to results from SIRIUS XM RADIO. We thought Sirius would show positive performance once its merger with XM Satellite Radio was approved. But, declining auto sales and lack of liquidity in the credit markets affected the stock's performance. Investors questioned whether the satellite radio provider would be able to refinance debt due in 2009, but we think it will be able to refinance and we see that as a critical near-term catalyst for the stock to improve. Longer term, we think the merger can yield significant synergies, reducing expenses and allowing Sirius XM Radio to become a sustainable, profitable business.

     The portfolio had a smaller consumer staples position than the Russell Index, a disadvantage since consumer staples stocks are considered more defensive and therefore held up better in the market downturn. An underweight in utilities was advantageous, but the Fund's utility holdings significantly lagged their peers in the Russell Index.

     The portfolio's energy position had a near neutral impact on relative return as the negative effect of the sector allocation was nearly offset by strong stock selection. The portfolio initially had a smaller energy weighting

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  59

RiverSource VP - Mid Cap Growth Fund


     than the Russell Index, which detracted from performance as energy stocks moved dramatically higher in the first half of the year. However, the portfolio benefited significantly when the market declined and energy was among the weakest performers. We then began buying energy stocks as their valuations became more attractive, but because we established an overweight ahead of an energy sector recovery, the sector weighting had a negative effect overall. We feel confident that the energy overweight will be beneficial longer term because we expect energy demand to exceed supply over time.

     The Fund's information technology position had a positive effect on relative performance due to stock selection. Our goal within the sector was to focus on technology companies that serve consumers and small businesses, especially those that provide vital technology services. Stock selection was also strong in the autos and transportation sector and among producer durable stock.

     We adjusted the portfolio's health care weighting over the course of the year, which had a positive effect on relative return. We started the period slightly underweight compared with the Russell Index because we anticipated some nervousness related to the presidential election. As the economy slowed, we raised our allocation, which proved advantageous. Earnings of health care companies have been fairly stable and stock prices held up well relative to other sectors.

Q:   What changes did you make to the Fund during the period?

A: Our energy outlook was negative as we entered the fiscal year because we considered the rise in oil and energy prices speculative and unsustainable. The portfolio's energy position was initially smaller than that of the Russell Index, but is now larger than the benchmark. Energy companies are cutting capital expenditures and capacity, leading us to believe that when the world economy stabilizes, demand will still outstrip supply and energy price volatility will continue.

     We started the year with a consumer discretionary position smaller than that of the Russell Index and further decreased that weighting over the year because we are quite concerned about consumer spending.

     Information technology is one of the portfolio's larger overweights relative to the Russell Index. Thematically, our emphasis is on providers of technology products or services that are essential to continued business operations. We see several reasons to be optimistic about technology performance. First, information technology, in general, did not appreciate as much as some other sectors in the years preceding the recent market decline. Second, corporate balance sheets across the information technology sector are quite healthy -- cash levels are high and debt, if any, is low. Given that investors are avoiding companies with high debt or even perceived financing problems, information technology stocks should be especially appealing. Third, these stocks sold off indiscriminately, reaching historically low valuations. Taking somewhat of a contrarian stance, we believe that if the stock market shows signs of recovery, information technology stocks could lead.

     Solar energy remains an important secular theme within the portfolio, along with the rebuilding of U.S. power distribution infrastructure. Early indications suggest that the Obama administration's economic stimulus plan will emphasize alternative energy and infrastructure rebuilding, which should provide a tailwind for these areas. In addition, any increased liquidity in the credit markets should open up greater funding for alternative energy and infrastructure projects.

     To summarize the portfolio's sector positioning, information technology and health care weightings are larger than those of the Russell Index, while weightings in financial services, consumer discretionary, producer durables and materials and processing are smaller.

Q:   How do you plan to manage the Fund in the coming months?

A: We believe 2009 will be a difficult year economically. In our view, however, stocks have declined more than necessary to account for that weakness. Typically, stock prices reflect economic activity six months forward. Since the U.S. economy has been in a recession since November 2007, it is possible that stocks are within striking distance of a recovery.

     The Federal Reserve and the U.S. government have taken aggressive actions to stimulate economic improvement. We are beginning to see some progress in the credit markets as well. We have positioned the portfolio to benefit from the government's economic stimulus initiatives, with an emphasis on energy and a gradual move into industrial stocks involved in infrastructure rebuilding. We think U.S. government spending and global economic activity will help speed the U.S. economic recovery.

     The past year was marked by a series of extraordinary events that collectively pushed the global economy into turmoil. Fear, as measured by market volatility, reached exceptionally high levels and stock valuations fell to extreme lows. In the current environment, it may take only a small amount of positive news to spur a more favorable stock market trend.


--------------------------------------------------------------------------------
60  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


 TOTAL(A)
 0.86%


 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -44.84%
 3 years                                  -14.41%
 5 years                                   -5.51%
 Since inception (5/1/01)                  -3.06%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Information Technology                            33.1%
Health Care                                       18.9%
Industrials                                       14.5%
Energy                                            10.8%
Consumer Discretionary                             7.3%
Financials                                         5.7%
Other(1)                                           9.7%




 (1) Includes Materials 3.1%, Telecommunication Services 1.6%, Consumer Staples 1.0%, Utilities 1.0% and Cash & Cash Equivalents 3.0%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 TIBCO Software                    4.5%              $11,571,571
 VistaPrint                        3.7                 9,513,748
 PMC-Sierra                        3.7                 9,422,976
 Akamai Technologies               3.4                 8,602,055
 Ciena                             3.2                 8,124,508
 General Cable                     2.8                 7,080,846
 St. Jude Medical                  2.8                 7,059,868
 Mylan                             2.2                 5,713,670
 Celera                            2.2                 5,648,264
 Hubbell Cl B                      2.2                 5,573,443




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."



PIE CHART        The 10 holdings listed here
                 make
                 up 30.7% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  61

RiverSource VP - Mid Cap Growth Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-MID CAP GROWTH FUND LINE GRAPH)

                             RIVERSOURCE VP                       LIPPER MID
                                   MID           RUSSELL MID      CAP GROWTH
                               CAP GROWTH        CAP GROWTH      FUNDS INDEX
                                   FUND             INDEX
                             --------------    --------------    -----------
5/1/01                          $10,000           $10,000         $10,000
12/01                             9,896             9,136           9,055
12/02                             8,534             6,632           6,477
12/03                            10,461             9,464           8,771
12/04                            11,412            10,929          10,002
12/05                            12,568            12,252          10,960
12/06                            12,560            13,558          12,168
12/07                            14,285            15,107          14,773
12/08                             7,880             8,412           8,267





This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Growth Fund
(from 5/1/01 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
62  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Value Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the annual period ended Dec. 31, 2008.

Q:   How did RiverSource VP - Mid Cap Value Fund perform for the annual period?

A: RiverSource VP - Mid Cap Value Fund (the Fund) declined 45.10% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which decreased 38.44% for the period. The Fund also underperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which fell 39.71% over the same time frame.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Mid Cap Value Fund                                -45.10%

Russell Midcap(R) Value Index (unmanaged)                          -38.44%

Lipper Mid-Cap Value Funds Index                                   -39.71%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


Q:   What factors most significantly affected the Fund's performance?

A: The 12 months ended Dec. 31, 2008 was the worst calendar year for the broad equity market since the 1930s, with volatility levels not seen since the middle of the Great Depression. The run-up and subsequent decline in commodity prices was unprecedented. This was most clearly seen in crude oil prices, which hit $147 a barrel in July. Crude oil prices ended the year at $44.60 per barrel. The disaster that befell banks, brokerages and insurance companies, threatening the global financial system and causing a sustained credit squeeze, was also unparalleled. Finally, the aggressive intervention by the government in the financial markets was unprecedented. Congress was persuaded to approve $700 billion in emergency aid for the financial system. Given this backdrop, all sectors in the Russell Index declined for the annual period, but defensive areas of the market, such as electric utilities, health care and consumer staples performed best, while cyclical segments of the market, including energy, consumer discretionary and technology fell more precipitously.

     Against the absolute losses experienced by the Fund, it may be small solace that even in the broad market decline, certain sector allocation and individual stock selection decisions helped. But it is also testament to our emphasis on finding investment opportunity. The Fund benefited most from effective stock selection overall, especially in the consumer discretionary and technology sectors. In consumer discretionary, the Fund's relative results were helped most by discount retailer FAMILY DOLLAR STORES, a top ten position in the Fund for most of the year, which generated double-digit annual gains. Well-timed trades in a basket of other retailers, including J.C. PENNEY, KOHL'S, BED BATH & BEYOND, MACY'S and NORDSTROM, also proved helpful. We bought a basket of these retailers in February 2008 and sold the majority of them early in the third quarter at a meaningful profit. In technology, MCAFEE and ELECTRONIC DATA SYSTEMS (EDS), the latter of which was acquired by HEWLETT-PACKARD during the period, were outstanding individual contributors.

     More than offsetting the benefits of stock selection was the detracting effect of sector allocation. The Fund maintained an emphasis on cyclical sectors, including energy and producer durables, which declined significantly during the annual period. At the same time, the Fund had more moderate exposure to defensive sectors, such as consumer staples and utilities, which also

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  63

RiverSource VP - Mid Cap Value Fund


     declined but outperformed the Russell Index for the period.

Q:   What changes did you make to the Fund's portfolio during the period?

A: We increased the Fund's exposure to the financials sector during the fourth quarter, with an emphasis on companies with particularly low valuations, such as CIT Group. We also bought a basket of regional banks trading at discounts to their book values, which we considered relatively attractive.

     We reduced the Fund's position in LORILLARD, a tobacco company in the consumer staples sector. Tobacco companies had performed well for an extended period of time, and thus we took profits on concerns that Federal regulations on the tobacco industry might become increasingly restrictive with the incoming administration. We also reduced the Fund's allocations to the paper and chemical industries within the materials sector, to the oil services industry within the energy sector, and to the software industry within the technology sector. In software, we trimmed the Fund's positions in BMC SOFTWARE and MCAFEE. Through opportunities provided by the government bailout, we virtually eliminated the Fund's exposure to the auto industry, especially its position in Ford Motor, which had been a top five position in the Fund during the first half of the year. Well-publicized troubles within the auto industry and government intervention into the major manufacturers' finances materially changed the long-term prospects of the automobile industry.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: We expect economic activity, as measured by Gross Domestic Product (GDP), to continue to contract through the first half of 2009. However, we believe there is a potential for a rally given attractive valuations, a large federal government stimulus package, and potential stabilization in the credit markets. Serving as a catalyst to this rally may be volatility levels in the equity markets, which while still elevated, are widely anticipated to be lower than those of 2008. Another catalyst may be the great attention we expect to be focused on the new U.S. administration's economic policies, which appear to be biased toward aggressive intervention into and stimulus for the financial markets. Further, interest rates are low and are likely to stay that way for a while, and the major drop in oil prices has put cash into consumers' pockets. It is important to note that historically equities rally one to two quarters before an economic recovery takes hold.


     At the end of 2008, several factors led us to believe that equity investments were particularly attractive. Risk aversion among equity investors was at a generational high, with valuation spreads between those assets considered risky and those considered comparatively risk-free reaching levels not seen since the 1970s. Consistent with this were equity market price/earnings ratios at their lowest levels seen in approximately 20 years. These factors, together with government intervention into the equity markets quicker and larger than any recessionary response ever seen in this country, produced what we believe to be a compelling opportunity to add cyclicality to the Fund's portfolio. Over the coming months, we intend to de-emphasize defensive sectors even further in favor of industrial and other sectors that traditionally benefit from both rising markets and economic recoveries.

     As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. We will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.


--------------------------------------------------------------------------------
64  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------

 TOTAL(A)
 1.03%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%) will not exceed 1.05%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -45.10%
 3 year                                   -11.27%
 Since inception (5/2/05)                  -5.09%


--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------
 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Financials                                        22.9%
Industrials                                       18.2%
Consumer Discretionary                            12.0%
Energy                                             9.7%
Information Technology                             8.9%
Utilities                                          7.2%
Other(1)                                          21.1%




 (1) Includes Materials 6.7%, Health Care 4.8%, Telecommunication Services 3.6%, Consumer Staples 2.8%, Telecommunication 0.1% and Cash & Cash Equivalents 3.1%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 PartnerRe                         3.1%              $7,689,605
 Everest Re Group                  2.9                7,340,505
 Lorillard                         2.7                6,831,423
 Eaton                             2.0                5,021,653
 Axis Capital Holdings             1.9                4,703,346
 Cooper Inds Cl A                  1.9                4,627,431
 Family Dollar Stores              1.8                4,390,318
 Aon                               1.7                4,312,101
 Mylan                             1.7                4,253,086
 Enbridge                          1.6                4,057,159




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 21.3% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  65

RiverSource VP - Mid Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-MID CAP VALUE FUND LINE GRAPH)

                             RIVERSOURCE VP                       LIPPER MID
                                   MID           RUSSELL MID      CAP VALUE
                                CAP VALUE         CAP VALUE      FUNDS INDEX
                                   FUND             INDEX
                             --------------    --------------    -----------
5/2/05                          $10,000           $10,000         $10,000
12/05                            11,821            11,405          11,317
12/06                            13,632            13,711          13,089
12/07                            15,043            13,516          13,563
12/08                             8,259             8,321           8,177





This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Value Fund
(from 5/2/05 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
66  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - S&P 500 Index Fund

Effective January 1, 2009, Dimitris J. Bertsimas and Georgios Vetoulis began managing RiverSource VP - S&P 500 Index Fund. Previously, the Fund was managed by David Factor. Below, the new portfolio managers discuss the results and positioning of the Fund for the annual period ended Dec. 31, 2008.

Q:   How did RiverSource VP - S&P 500 Index Fund perform for the annual period?

A: RiverSource VP - S&P 500 Index Fund (the Fund) declined 37.10% for the 12 months ended Dec. 31, 2008, closely tracking the 37.00% decrease of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, fell 37.08% during the same time frame.

     Mutual funds, unlike unmanaged indexes, incur operating expenses. The Fund had an expense ratio of 0.51% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report.



--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - S&P 500 Index Fund                                -37.10%

S&P 500 Index (unmanaged)                                          -37.00%

Lipper S&P 500 Objective Funds Index                               -37.08%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

"Standard & Poor's(R)," "S&P ," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.


Q:   What market factors most significantly affected Fund performance?

A: Not since the 1930s had the global economic system witnessed the level of turmoil seen in 2008. Credit markets seized up, economies worldwide fell into recession and policymakers responded with massive injections of liquidity and promises of fiscal stimulus. It was a year in which the investment banking business ceased to exist as we knew it, when investor risk appetites vanished and asset values were destroyed.

     Not until late in the year did we learn that the U.S. economy had been in recession the entire time, although for many economists and investors alike, there was no doubt. The housing and financial sectors were suffering as the year began. It was not until the collapse of investment bank Lehman Brothers in September that the broader economy stalled, as credit markets froze. By year-end, in an effort to stimulate the economy, the Federal Reserve (the Fed) had reduced the targeted federal funds rate to virtually zero and committed to trillions of dollars in banking system and credit market supports. Investors, however, remained fearful in light of weaker corporate earnings, rising unemployment, slowing consumer spending and a shrinking gross domestic product (GDP).

     The S&P 500 Index fell 37.00% during the 12 months ended Dec. 31,
     2008 -- its worst year since 1937 -- and volatility soared, as the U.S. equity markets reacted to the litany of bad economic news. Equity markets were characterized by negativity virtually throughout the year and especially from September to year-end. As investor risk aversion heightened, investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Q: Which equity sectors and securities affected S&P 500 Index performance the most during the 12 months?

A: The S&P 500 is composed of ten sectors that represent all areas of business and industry. All ten sectors declined during the 12 months, but some sectors held up better than others. In terms of total return, defensive sectors, such as consumer staples, health care and utilities, were the best performers. On the basis of impact, which takes weightings and total returns into account, telecommunication services, utilities and consumer staples were the best performing sectors. The top performing industries for the period were diversified consumer services and biotechnology: Each delivered positive returns for the annual period. Construction materials, food and staples, retailing and household products followed.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  67

RiverSource VP - S&P 500 Index Fund



     Conversely, financials, materials and industrials were the weakest sectors from a total return perspective. On the basis of impact, which takes weightings and total returns into account, financials, information technology and energy were the greatest detractors from performance. The worst performing industries for the period were diversified financials, capital markets and thrifts and mortgage finance. Automobiles and wireless telecommunication services also posted significantly negative returns.

     Top individual performers within the S&P 500 Index included confectioner WM. WRIGLEY JR. CO., brewer ANHEUSER-BUSCH, and insurance company SAFECO, all of which were taken over during the annual period. Among individual stocks that remained in the S&P 500 Index as of Dec. 31, 2008, FAMILY DOLLAR STORES, UST, H&R BLOCK*, AMGEN and CELGENE were the biggest winners during the 12-month period. The top detractors were all financial companies, including WASHINGTON MUTUAL, LEHMAN BROTHERS, FANNIE MAE, FREDDIE MAC and GENERAL GROWTH PROPERTIES, each of which was removed from the S&P 500 Index during the second half of the annual period. Of the stocks that remained in the S&P 500 Index as of Dec. 31, 2008, the biggest underperformers were AMERICAN INTERNATIONAL GROUP (AIG), XL CAPITAL, AMERICAN CAPITAL, GENWORTH FINANCIAL and GENERAL MOTORS.

     As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

 * Ameriprise Financial, Inc. purchased H&R Block's financial advisory business unit in 2008. RiverSource is part of Ameriprise Financial, Inc.

Q:   What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we realign the Fund's portfolio quarterly when Standard & Poor's rebalances the Index. We also add stocks to and remove stocks from the portfolio to mirror those changes to the Index. Removals typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged group of medium-sized company stocks.

     During the annual period, there were 37 additions to and removals from the Index and the Fund's portfolio. Among the stocks added to the Index and Fund were energy and other commodities-related companies AK STEEL HOLDING, CABOT OIL & GAS, MASSEY ENERGY, CAMERON INTL, SOUTHWESTERN ENERGY, PIONEER NATURAL RESOURCES and WISCONSIN ENERGY; tobacco companies PHILIP MORRIS INTL and LORILLARD; financial-related companies MASTERCARD, INVESCO, NASDAQ OMX GROUP, PEOPLE'S UNITED FINANCIAL, DUN & BRADSTREET and EQUITABLE RESOURCES; health-care related names such as DAVITA, INTUITIVE SURGICAL, DENTSPLY INTL, CEPHALON, STERICYCLE and LIFE TECHNOLOGIES and industrial companies FASTENAL, AMPHENOL, FLOWSERVE, OWENS-ILLINOIS and FLIR SYSTEMS. Other well-known names added to the Index and Fund during the period included DR. PEPPER SNAPPLE GROUP, J.M. SMUCKER, WYNN RESORTS and MCAFEE.

     Stocks may be removed from the Index for several reasons. Often, they are removed due to acquisitions/mergers. Stocks removed from the Index during the period included several financials companies, including COUNTRYWIDE FINANCIAL, AMBAC FINANCIAL GROUP, BEAR STEARNS, COMMERCE BANCORP, ACE LTD., FANNIE MAE, FREDDIE MAC, LEHMAN BROTHERS, WASHINGTON MUTUAL, MGIC INVESTMENT, WACHOVIA, NATIONAL CITY and MERRILL LYNCH. Other removals included such well-known names as OFFICEMAX, TRANE, CIRCUIT CITY GROUP, HARRAH'S ENTERTAINMENT, ELECTRONIC DATA SYSTEMS (EDS), WENDY'S INTL, WM. WRIGLEY JR. CO., DILLARD'S, TEREX, UNISYS, ANHEUSER-BUSCH, LIZ CLAIBORNE, ALLIED WASTE INDUSTRIES, TRANSOCEAN, and BARR PHARMACEUTICALS.

     Also, for the first time in several years, information technology surpassed financials as the largest weighting in the Index and in the Fund. By the end of 2008, health care and energy had also surpassed financials by weighting, pushing financials to the fourth largest weighting in the Index and the Fund at Dec. 31, 2008.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancing activities and stock substitutions we make to align the Fund with the S&P 500 Index.

     Looking ahead from a broader perspective, we expect economic activity, as measured by GDP, to continue to contract through the first half of 2009. However, we also expect a strong equity market rally that anticipates a gradual economic recovery into 2010. Serving as a catalyst for this rally may be volatility levels in the equity markets, which are widely anticipated to be lower than those of 2008. Another catalyst may be the great attention we expect to be focused on the new U.S. administration's economic policies, which appear to

--------------------------------------------------------------------------------
68  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund


     be biased toward aggressive intervention into and stimulus for the financial markets. Further, interest rates are low and are likely to stay that way for a while, and the major drop in oil prices has put cash into the pockets of consumers. It is important to note that historically stocks generally rally one to two quarters before an economic recovery takes hold.

     At the end of 2008, several factors led us to believe that equity investments were particularly attractive. Risk aversion among equity investors was at a generational high, with valuation spreads between those assets considered risky and those considered comparatively risk-free reaching levels not seen since the 1970s. Consistent with this were equity market price/earnings ratios at their lowest levels seen in approximately 20 years. These factors, together with government intervention into the equity markets that was quicker and larger than any recessionary response ever seen in this country, produced what we believe to be compelling equity investment opportunities as we enter 2009.

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


           TOTAL                   NET EXPENSES(A)
           0.52%                        0.51%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -37.10%
 3 years                                   -8.69%
 5 years                                   -2.60%
 Since inception (5/1/00)                  -4.24%



--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Information Technology                            14.9%
Health Care                                       14.4%
Energy                                            13.0%
Financials                                        13.0%
Consumer Staples                                  12.6%
Industrials                                       10.8%
Other(1)                                          21.3%




 (1) Includes Consumer Discretionary 8.2%, Utilities 4.1%, Telecommunication Services 3.7%, Materials 2.9% and Cash & Cash Equivalents 2.4%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Exxon Mobil                       5.0%              $9,739,899
 Procter & Gamble                  2.3                4,427,116
 General Electric                  2.1                4,081,282
 AT&T                              2.1                4,028,275
 Johnson & Johnson                 2.1                3,981,387
 Chevron                           1.9                3,604,854
 Microsoft                         1.8                3,567,123
 Wal-Mart Stores                   1.6                3,006,666
 Wells Fargo & Co                  1.5                2,966,757
 Pfizer                            1.5                2,864,380



For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."'



PIE CHART        The 10 holdings listed here
                 make
                 up 21.9% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  69

RiverSource VP - S&P 500 Index Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-S&P 500 INDEX FUND LINE GRAPH)

                                      RIVERSOURCE VP
                                           S&P                             LIPPER S&P
                                        500 INDEX          S&P 500       500 OBJECTIVE
                                           FUND             INDEX         FUNDS INDEX
                                      --------------       -------       -------------
5/1/00                                  $10,000            $10,000          $10,000
12/00                                     9,016              9,276            9,253
12/01                                     7,893              8,173            8,123
12/02                                     6,123              6,367            6,312
12/03                                     7,837              8,193            8,095
12/04                                     8,642              9,084            8,950
12/05                                     9,022              9,530            9,366
12/06                                    10,400             11,035           10,822
12/07                                    10,921             11,641           11,390
12/08                                     6,869              7,334            7,167




This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - S&P 500 Index Fund (from 5/1/00 to 12/31/08) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
70  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Short Duration U.S. Government Fund

Below, portfolio managers Jamie Jackson, CFA(R), and Todd A. White discuss RiverSource VP - Short Duration U.S. Government Fund's results and positioning for the annual period ended Dec. 31, 2008.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the annual period?

A: RiverSource VP - Short Duration U.S. Government Fund (the Fund) declined 2.64% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Barclays Capital 1-3 Year Government Index (formerly known as the Lehman Brothers 1-3 Year Government Index) (Barclays Index), which gained 6.66%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 3.46% during the same time frame.

Q: What factors most significantly affected Fund performance during the annual period?

A: Impacting the Fund most was the fact that U.S. Treasury securities and U.S. agency mortgage securities were the only bond sectors to generate positive returns during 2008, The year's economic and financial market turmoil caused many investors, in a classic flight to quality, to invest in the relative safety of Treasuries and government


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Short Duration U.S. Government Fund               -2.64%

Barclays Capital 1-3 Year Government Index (unmanaged)             +6.66%

Lipper Short U.S. Government Funds Index                           +3.46%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Shares of RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

     agency securities. Turmoil accelerated during the latter months of the year, as concerns about the housing market and housing-related structured assets transformed into fears that the specter of a global financial system collapse and global recession loomed. In mid-September, Lehman Brothers declared bankruptcy followed by Washington Mutual. Fannie Mae, Freddie Mac and AIG were taken over by the U.S. government. Merrill Lynch was forced to merge with Bank of America and Wachovia sold itself to Wells Fargo. Goldman Sachs and Morgan Stanley converted to commercial bank holding companies, seeking the relative safety of deposit capital. Governments worldwide began to intervene with rescue packages for their own financial institutions. The Federal Reserve (the Fed) also lowered the targeted federal funds rate a total of seven times during the annual period, bringing it to an unprecedented 0.25% to 0.00% range. In addition to the monetary stimulus, the Fed expanded its balance sheet dramatically and provided liquidity to financial institutions, money market funds and direct issuers of short-term debt. The U.S. Treasury tapped the $700 billion Troubled Asset Relief Program (TARP) created by the Emergency Economic Stabilization Act of 2008, seeking to provide the U.S. financial system with needed liquidity.

     Overall, returns from the fixed income markets for the annual period reflected the worsening economic conditions. As investor aversion to risk reached new heights, prices of U.S. Treasury securities rose, and yields tumbled to record lows. As short-term rates declined more dramatically than longer-term rates, the yield curve steepened, meaning long-term yields were higher than short-term yields. Aggressive Fed easing traditionally has a bigger impact on the short-term end of the yield curve, and this time was no exception.

     U.S. Treasury returns, then, dominated bond market performance with a return of about 14% for the year. All spread, or non-Treasury, fixed income sectors underperformed Treasuries for the 12-month period. While non-Treasury sectors of the fixed income market rebounded somewhat in the final weeks of the year, most recorded their worst annual performance vs. Treasuries in modern history. Across the entire fixed income spectrum, high-quality issues dramatically outperformed low-quality issues. Leverage and access to credit were the primary drivers of market risk pricing. From agency securities to corporate bonds to structured assets, issuers with lower leverage ratios and superior access to credit were rewarded with better relative price performance.

     The primary contributor to the Fund's relative performance was its exposure to U.S. agency

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  71

RiverSource VP - Short Duration U.S. Government Fund


     subordinated debt, which performed particularly well during the fourth quarter. U.S. agency subordinated debt prices had become distressed based on the view that the federal government would not include this debt in agency support programs. When the announcement was made that the agencies were being placed under conservatorship, subordinated debt payments were explicitly supported along with senior debt obligations. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings. In exchange, subordinated debt typically offers a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky and of greater quality than that of banks or other issuers.

     Detracting from the Fund's results most were its sizable allocations to residential mortgage-backed securities and commercial mortgage-backed securities, which both significantly underperformed Treasuries during the annual period. The fact that the yield curve steepened also hurt performance, as the longer-dated rate exposure inherently embedded in mortgage-backed securities caused them to underperform securities with shorter-term maturities. A portion of the mortgage-backed securities held by the Fund were not issued by government agencies. These non-agency mortgage-backed securities were hurt by a lack of liquidity, as there were more sellers than buyers. Non-agency mortgage-backed securities experienced unprecedented volatility in the subprime mortgage sector meltdown as well as more dramatic price depreciation than those mortgage securities backed by the federal government.

     Finally, the Fund's position in Treasury Inflation-Protected Securities, or TIPS, hurt its results. TIPS underperformed nominal, or non-inflation protected, Treasury securities as deflationary fears emerged during the fourth quarter.

Q:   What changes did you make to the Fund and how is it currently positioned?

A: During the period, we reduced the Fund's exposure to non-agency mortgage-backed securities and used the proceeds to increase the Fund's position in U.S. agency subordinated debt, given what we consider to be subordinated debt's characteristics as an attractive high quality investment. We also believe that the effects of Treasury conservatorship on select U.S. agency securities have yet to be fully realized. This shift in allocation helped the Fund's relative performance for the annual period overall.

     The Fund's portfolio turnover rate for the 12-month period was 319%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Q:   What is the Fund's tactical view and strategy for the months ahead?

A: On Dec. 1, 2008, the National Bureau of Economic Research confirmed that the U.S. is indeed in the midst of a recession that began in the fourth quarter of 2007. One year later, global credit markets had been entirely repriced to reflect the fear that the environment at the end of 2008 would persist for an extended period. Illiquidity led to an overshoot in corporate and securitized asset prices. While the recent downturn has been the worst in recent history, we believe there is evidence to suggest that an improvement will begin some time during the second half of 2009. First, the combination of fiscal stimulus from the government in the form of bailouts and monetary stimulus from the Fed in terms of reduced interest rates provides a foundation to stabilize credit markets. Second, the combination of lower consumer prices and increased housing affordability should ultimately help provide a boost to the consumer. Third, we look for the impact of recent fiscal and monetary measures undertaken both in the U.S. and globally to help bring about the slow return of some liquidity in the fixed income markets. While economic data is not likely to improve in the next few months, we believe there is reason to expect better times looking further ahead.

     In light of these factors, Treasury bonds appear overpriced, and we find valuations in non-Treasury sectors attractive. Indeed, we believe that even with the potential of higher Treasury rates later in 2009, non-government assets should perform well as liquidity improves and future economic prospects brighten. Particularly, agency mortgage-backed securities are attractive given support from the Fed in that sector.

     Given this view, we intend to position the Fund to take advantage of a continued thawing of the credit markets. Sizable allocations to securities that underperformed as liquidity dried up in 2008 should benefit as fiscal stimulus, monetary stimulus and the Fed's liquidity measures help the economy and financial markets in 2009. These securities include both agency and non-agency mortgage-backed securities, high quality commercial mortgage-backed securities, TIPS and U.S. agency subordinated debt. We believe these

--------------------------------------------------------------------------------
72  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund


     securities may offer significant yield benefits in the near term.

     As always, our goal is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.


 SECTOR BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Mortgage-Backed*                                  44.5%
U.S. Government Obligations & Agencies            19.4%
Asset-Backed                                       2.2%
Foreign Government                                 1.9%
Commercial Mortgage-Backed                         0.9%
Cash & Cash Equivalents                           31.1%




 * Of the 44.5%, 6.5% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

 ANNUAL OPERATING EXPENSE RATIO
--------------------------------------------------------------------------------
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL
0.79%


 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -2.64%
 3 years                                  +2.11%
 5 years                                  +1.75%
 Since inception (9/15/99)                +3.35%



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  73

RiverSource VP - Short Duration U.S. Government Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-SHORT DURATION U.S. GOVERNMENT FUND LINE GRAPH)


                                     RIVERSOURCE VP                          LIPPER SHORT
                                        - SHORT        BARCLAYS CAPITAL           U.S.
                                     DURATION U.S.         1-3 YEAR        GOVERNMENT FUNDS
                                    GOVERNMENT FUND    GOVERNMENT INDEX          INDEX
                                    ---------------    ----------------    ----------------
9/15/99                                $10,000             $10,000              $10,000
12/99                                   10,045              10,084               10,085
12/00                                   10,896              10,908               10,883
12/01                                   11,590              11,838               11,656
12/02                                   12,266              12,550               12,273
12/03                                   12,452              12,802               12,447
12/04                                   12,558              12,939               12,573
12/05                                   12,756              13,163               12,784
12/06                                   13,246              13,705               13,298
12/07                                   13,952              14,678               14,038
12/08                                   13,584              15,656               14,523



This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Short Duration U.S. Government Fund (from 9/15/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Barclays Capital 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Barclays Capital 1-3 Year Government Index (formerly known as the Lehman Brothers 1-3 Year Government Index), an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
74  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Small Cap Advantage Fund


Effective Dec. 1, 2008, Neil Eigen and Richard Rosen succeeded Jake Hurwitz and Kent Kelley of Kenwood Capital Management as the Fund's Portfolio Managers. Below, Mr. Hurwitz and Mr. Kelley discuss the Fund's results and positioning for the period, while Mr. Eigen and Mr. Rosen discuss the Fund's current strategy and outlook.

Q: How did RiverSource VP - Small Cap Advantage Fund perform for the annual period?

A: RiverSource VP - Small Cap Advantage Fund (the Fund) declined 38.59% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Russell 2000(R) Index (Russell Index), which declined 33.79% for the period. The Fund also underperformed its peer group represented by the Lipper Small-Cap Core Funds Index, which declined 35.59% for the period.

--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Small Cap Advantage Fund                          -38.59%

Russell 2000(R) Index (unmanaged)                                  -33.79%

Lipper Small-Cap Core Funds Index                                  -35.59%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in small capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


Q:   What factors most significantly affected the Fund's performance?

     The following commentary was provided by Jake Hurwitz and Kent Kelley of Kenwood Capital Management, the Fund's previous portfolio managers.

A: In 2008, the shock of the global financial crisis gave way to the disturbing realization that the U.S. and developed countries across Europe and Asia were experiencing a rapid, synchronized economic contraction. Following the Lehman Brothers bankruptcy in September, credit spreads skyrocketed, money markets virtually ceased to function, and non-financial corporations lost access to both short-term and long-term capital.

     Beyond the Lehman failure, there was no shortage of headlines to spook investors: dramatic bank failures by INDYMAC and WASHINGTON MUTUAL; the escalating problems at FANNIE MAE and FREDDIE MAC that led to a government takeover of both enterprises; and the federal government's bailout of insurance giant AIG. By year-end, equity markets worldwide had suffered their worst year since the 1930s.

     Sectors viewed as defensive safe havens, such as utilities, consumer staples, and health care held up relatively better during the market sell off. Somewhat surprisingly, given the turbulence in credit markets, the finance sector also outperformed for the period.

     On the other hand, after sharply outperforming in 2007 and the first half of 2008, the energy sector was the worst performing sector for the period.

     Stock selection in consumer discretionary, finance, and industrials accounted for most of the portfolio's disappointing results. In consumer discretionary, the troubles facing the major U.S. auto manufacturers negatively impacted the performance of a number of auto parts companies, including positions in LEAR, TRW AUTOMOTIVE HOLDINGS, and COOPER TIRE & RUBBER. The Fund's position in marketing services company VALASSIS COMMUNICATIONS fell sharply after the company issued a disappointing earnings report and slashed its full-year earnings guidance. Likewise, the portfolio's overweight positions relative to the Russell Index in the broadcasting group, including LIBERTY MEDIA CAPITAL, detracted from performance, as the group sold off sharply amid concerns about declining revenue in a slowing economy. In addition, the weak environment for retailers hurt the Fund's holdings in NEW YORK & COMPANY. In finance, stock selection results were weakest in the regional bank group. In industrials positions in the manufacturing group

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  75

RiverSource VP - Small Cap Advantage Fund


     including NN, TECUMSEH PRODUCTS, and SAUER-DANFOSS detracted most from performance.

     On the plus side, stock selection in health care and utilities contributed to performance for the period. In particular, overweight positions relative to the Russell Index in the pharmaceutical group, including SALIX PHARMACEUTICALS, VALEANT PHARMACEUTICALS, and VIROPHARMA added to the portfolio's return. The portfolio also benefited from positions in HANGER ORTHOPEDIC GROUP and EMERGENCY MEDICAL SERVICES. In addition, a number of positions in biotechnology were positive contributors. In utilities, the Fund's position in LACLEDE GROUP added to performance, as its stock price rose following a positive earnings report. The portfolio also benefited from overweight positions relative to the Russell Index in PIEDMONT NATURAL GAS and SOUTH JERSEY INDUSTRIES.

Q:   How are you positioning the Fund going forward?

     The following commentary was provided by Neil Eigen and Richard Rosen, the Fund's current portfolio managers.

A: 2008 was a year when we saw fear take over. We saw, and we continue to see, indiscriminate selling caused by forced liquidations, leading to a severe dislocation in asset prices. The market has become disconnected from securities fundamentals in many regards. The good news is that this has created, in our opinion, significant opportunities for investors with patience and perseverance. We are confident capital will flow back to the market in time. We're seeing it to some degree already, and we expect it to continue as the economy and market environment improves.


     Our investment philosophy and process differs significantly from the quantitative approach of the Fund's previous managers. We focus primarily on fundamental research into individual securities, investing with high conviction to build a relatively concentrated portfolio. Consequently, when we took over management of the Fund in December 2008, we immediately and dramatically reduced the number of holdings. This basic restructuring of the Fund was completed near the beginning of 2009. The Fund's portfolio turnover rate for the period was 269%.

     In this kind of environment, we want to own companies that can maintain and sustain their competitive position, execute their business model, and do their best to stick to their cost efficiencies. The ability to price effectively is also key, though it will be difficult in a recessionary environment. The economy continues to be weak, but we expect the response in terms of monetary and fiscal stimulus and proposed government spending to begin to have a positive effect; hopefully a long-lasting one. That said, we think 2009 will be a year of healing, and we don't foresee a normalized economic environment until well into 2010. In our experience, however, the stock market has always been a discounting mechanism, so we expect the market to anticipate a broader economic recovery.


--------------------------------------------------------------------------------
76  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL(A)
1.01%


 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.11%), will not exceed 1.13%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                   -38.59%
 3 years                                  -13.06%
 5 years                                   -3.97%
 Since inception (9/15/99)                 +1.08%


--------------------------------------------------------------------------------


 SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Industrials                                       34.1%
Information Technology                            15.1%
Financials                                        14.5%
Consumer Discretionary                            12.2%
Consumer Staples                                   7.9%
Health Care                                        5.1%
Other(1)                                          11.1%




 (1) Includes Materials 4.8%, Energy 3.5% and Cash & Cash Equivalents 2.8%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Delta Air Lines                   5.5%              $3,850,560
 Continental Airlines Cl
 B                                 5.4                3,805,242
 WellCare Health Plans             3.4                2,366,240
 Aspen Insurance
 Holdings                          3.2                2,215,238
 Smithfield Foods                  3.1                2,180,850
 Owens-Illinois                    3.0                2,129,007
 Endurance Specialty
 Holdings                          3.0                2,076,040
 WR Berkley                        2.9                2,046,000
 Hanover Insurance Group           2.8                1,933,650
 Infinity Property &
 Casualty                          2.7                1,915,930




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                 The 10 holdings listed here make
                 up 35% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  77

RiverSource VP - Small Cap Advantage Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-SMALL CAP ADVANTAGE FUND LINE GRAPH)

                                    RIVERSOURCE VP
                                        - SMALL                          LIPPER SMALL-CAP
                                     CAP ADVANTAGE      RUSSELL 2000        CORE FUNDS
                                          FUND             INDEX              INDEX
                                    --------------      ------------     ----------------
9/15/99                                $10,000            $10,000            $10,000
12/99                                   11,333             11,609             11,643
12/00                                   11,804             11,258             12,450
12/01                                   11,034             11,539             13,338
12/02                                    9,151              9,176             10,773
12/03                                   13,530             13,511             15,179
12/04                                   16,039             15,988             17,967
12/05                                   16,813             16,715             19,325
12/06                                   18,779             19,786             21,973
12/07                                   17,992             19,475             22,395
12/08                                   11,049             12,894             14,425



This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Advantage Fund (from 9/15/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
78  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
Threadneedle VP - Emerging Markets Fund

Below, Threadneedle VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. acts as the subadvisor to the Fund.

Q: How did Threadneedle VP - Emerging Markets Fund perform for the fiscal year?

A: Threadneedle VP - Emerging Markets Fund (the Fund) declined 53.71% for the 12 months ended Dec. 31, 2008. The Fund slightly underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index) which declined 53.18%. The Fund outperformed its peer group, the Lipper Emerging Markets Funds Index, which declined 54.76% for the same period.

Q: What factors most significantly affected performance? How did the market volatility affect the Fund's results?

A: The year 2008 was made up of two distinct halves. Global equity markets peaked in October of 2007, so there were already concerns about global economic growth at the start of 2008. However, emerging market economies and stocks held up fairly well in the first half despite the difficult credit situation in developed countries. During this period, cyclical companies, particularly materials stocks, typically did well due to the belief that the Chinese economy would withstand any global weakness.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

Threadneedle VP - Emerging Markets Fund                            -53.71%

MSCI Emerging Markets Index (unmanaged)                            -53.18%

Lipper Emerging Markets Fund Index                                 -54.76%




(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


     Then, in the second half of the year, it became clear that no country would be immune to the credit crunch and the deepening economic weakness. Commodity prices fell and export numbers for Asian nations declined dramatically toward year end. What started as a banking issue for developed markets became a global liquidity shortage and an economic slowdown. A sharp sell-off in emerging market equities occurred during the second half of 2008. Strength in the U.S. dollar and weakening emerging market currencies put further pressure on stock returns. The Fund's decline during the fiscal year reflects the magnitude of the market upheaval.

     Sector allocations had a positive effect on the Fund's performance relative to the MSCI Index. In general, our strategy was to emphasize cyclical stocks in the first half of the year and de-emphasize them in the second half of the year, which proved quite effective. However, this advantage was offset by the negative effect of individual stock selection.

     At the start of the fiscal period, the portfolio had greater emphasis on energy, materials and industrials stocks than the MSCI Index. By year-end we had reduced the portfolio's weightings in all three areas, an advantage as they outperformed in the first half and underperformed in the second half.

     The portfolio was underweight in financials in the first half of the year. We expected many emerging market financial stocks to decline in sympathy with their peers in developed nations. After they did, we saw an opportunity to increase the portfolio's financials weighting, making it larger than that of the MSCI Index. This was beneficial because emerging market financial stocks suffered most of the damage in the first half of the year and held up relatively well in the second half.

     Having larger weightings in health care and telecommunications services than the MSCI Index was beneficial. The portfolio had smaller weightings in consumer staples and information technology than the MSCI Index, a disadvantage since both sectors outperformed. A larger position in consumer discretionary stocks compared to the MSCI Index was detrimental as well.

     In terms of geographical positioning, the Fund had more emphasis on Latin America and less emphasis on Asia, compared with the MSCI Index. This was advantageous during the first half of the year, but was not effective in the second half when Asia outperformed Latin America. Latin America is more dependent on commodities and prices were falling.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  79

Threadneedle VP - Emerging Markets Fund



     The Fund's emphasis on Russia was disadvantageous as a number of factors drove down stock prices. Falling oil and other commodity prices, tension between Russia and Georgia, increased concern about corporate debt levels, fears about government nationalization of some companies and a lack of available credit all affected Russian equity prices. We substantially reduced the portfolio's allocation to Russia, which is no longer a significant position in the Fund.

     Overall, stock selection detracted from the Fund's performance relative to the MSCI Index. A number of the Fund's individual holdings, particularly commodity and industrials stocks, performed well in the first six months, but lagged later in the year. Notable detractors included Russian steel and coal manufacturer MECHEL, which declined on fears that the Russian government would take a position in the company, and South Korean heavy equipment manufacturer DOOSAN INFRACORE, which took on debt to acquire the U.S. firm Bobcat and also suffered from declining corporate capital expenditures.

     Individual contributors to relative performance included CHINA MOBILE, a large Chinese telecommunications company and Brazilian credit card processor REDECARD, which has the MasterCard franchise in Brazil and has produced very good results this year. Redecard is a transaction processor that does not take on credit risk, but benefits from increased volume as people use credit cards more often in place of cash. Brazilian consumers have less debt so they have not been reducing spending as much as in other nations.

Q:   What changes did you make to the Fund?

A: The most notable portfolio change was moving from an underweight in China to a weighting that is larger than that of the MSCI Index. We believe the government's low external debt position and fiscal surplus give it the resources to support China's economy. In addition, the government has command over the economy. For example, bank lending has increased in China at the behest of the government, whereas banks elsewhere are still restricting lending to preserve capital. Overall, the Chinese economy seems to be in a relatively good position to replace external demand with internal demand supported by infrastructure spending. The Chinese stock market also became much more attractively valued after falling in the first half of the year.

     We increased exposure to Korea and Taiwan based on the attractive valuations of their stock markets. We reduced exposure in Russia where corporate access to capital has dried up. We anticipate significant dilution of equity shareholders as banks convert debt into equity or the Russian government takes equity stakes in exchange for loans.

     We reduced the portfolio's exposure to cyclical stocks during the course of the year. We increased the financials weighting, while decreasing the energy and materials exposure. The global growth outlook has deteriorated, making the environment less favorable for energy and materials companies that are vulnerable to lower commodity prices and excess supply. But, we think interest rates will fall across emerging markets, a positive for financial companies in those countries.

     We also increased exposure to information technology. We think there will be consolidation in the sector, with stronger companies surviving and ultimately benefiting from greater pricing power in the long run.

     The Fund's portfolio turnover rate for the period was 140%.

Q:   How are you positioning the Fund for the coming months?

A: Since the beginning of 2008, investors have moved from being concerned about inflation -- with emerging markets growing too quickly -- to concerns about possible deflation. Also at the start of the year, there was talk about a decoupling of emerging market economies from the developed nations that were moving into recession. Though it has become clear that emerging markets cannot fully escape the global slowdown, we do not anticipate any significant economic disruption because emerging markets do not rely on foreign capital to fund their growth.

     Emerging market economic fundamentals generally appear favorable to us, and as interest rates fall, we could see domestic growth fueled by government and consumer spending.

     Clearly, 2009 will be a difficult year for emerging markets, with corporate profits likely to fall sharply. However, valuations have already fallen, possibly reflecting much of the potential bad news. Our strategy has been to concentrate on companies that we believe will emerge from the slowdown in a strong position. We reduced the number of portfolio holdings and have focused on large companies with access to capital, balance sheet strength, competitive advantages and the scale to survive in a more difficult environment.


--------------------------------------------------------------------------------
80  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL(A)
1.50%


 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.03%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -53.71%
 3 years                                                       -5.05%
 5 years                                                       +7.30%
 Since inception (5/1/00)                                      +3.67%



--------------------------------------------------------------------------------


 COUNTRY BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Brazil                                            17.3%
China                                             13.9%
South Korea                                       11.4%
South Africa                                       8.6%
Hong Kong                                          8.1%
Mexico                                             7.5%
Other(1)                                          33.2%




 (1) Includes India 6.7%, Taiwan 6.7%, Israel 5.2%, Russia 3.0%, Czech Republic 2.8%, Malaysia 2.4%, Bermuda 1.7%, Turkey 1.7%, Indonesia 0.1% and Cash & Cash Equivalents 2.9%.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 China Mobile (Hong
 Kong)                             7.3%              $51,137,085
 Redecard (Brazil)                 4.2                29,570,000
 Teva Pharmaceutical
 Inds ADR (Israel)                 3.6                24,992,591
 America Movil ADR
 Series L (Mexico)                 3.5                24,696,148
 CEZ (Czech Republic)              2.8                19,684,620
 China Life Insurance
 Series H (China)                  2.6                18,478,142
 Industrial & Commercial
 Bank of China
 Series H (China)                  2.6                18,397,038
 Banco Itau Holding
 Financeira (Brazil)               2.6                18,227,121
 Samsung Electronics
 (South Korea)                     2.5                17,451,876
 Ping An Insurance Group
 of China
 Series H (China)                  2.4                16,915,302



Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 34.1% of portfolio assets




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  81

Threadneedle VP - Emerging Markets Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE VP-EMERGING MARKETS FUND LINE GRAPH)


                                     THREADNEEDLE VP                    LIPPER EMERGING
                                        - EMERGING      MSCI EMERGING    MARKETS FUNDS
                                       MARKETS FUND     MARKETS INDEX       INDEX
                                     --------------     -------------   ---------------
5/1/00                                 $10,000           $10,000            $10,000
12/00                                    7,345             7,484              7,596
12/01                                    7,244             7,307              7,330
12/02                                    6,850             6,868              6,991
12/03                                    9,613            10,734             10,972
12/04                                   11,934            13,519             13,791
12/05                                   15,968            18,189             18,293
12/06                                   21,381            24,116             24,160
12/07                                   29,529            33,710             32,918
12/08                                   13,669            15,783             14,892




This chart illustrates the total value of an assumed $10,000 investment in Threadneedle VP - Emerging Markets Fund (from 5/1/00 to 12/31/08) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
82  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

Threadneedle VP - International Opportunity Fund

Below, portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. acts as the subadvisor to the Fund.

Q: How did Threadneedle VP - International Opportunity Fund perform for the period?

A: Threadneedle VP - International Opportunity Fund declined 40.43% for the 12 months ended Dec. 31, 2008. The Fund outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which declined 43.06% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which declined 43.31% for the same time frame.


--------------------------------------------------------------------------------
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2008

                                   (BAR CHART)

Threadneedle VP - International Opportunity Fund                   -40.43%

MSCI EAFE Index (unmanaged)                                        -43.06%

Lipper International Large-Cap Core Funds Index                    -43.31%




(see "The Fund's Long-term Performance" for Index descriptions)


The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


Q: What factors most significantly affected the Fund's performance? How did the market volatility affect the Fund's results?

A: The past year had been one of the most difficult on record for equity investors, reflecting the very poor and deteriorating economic conditions. Overall weakness in the global equity markets resulted in the Fund's decline for the year. However, we adopted a defensive portfolio stance, striving to invest in companies that would be less affected by an economic downturn. We started the fiscal year well positioned for a challenging economic environment and, as a result, the Fund held up better than the MSCI Index and its peers.

     Our focus on defensive industry sectors such as consumer staples and health care was advantageous. Both positions were larger than those of MSCI Index. Within consumer staples, our emphasis on food retailers was advantageous and individual contributors included JERONIMO MARTINS in Portugal, TESCO in the U.K. and SEVEN AND I HOLDINGS IN JAPAN. OTHER CONTRIBUTORS IN THE CONSUMER STAPLES SECTOR INCLUDED SWITZERLAND'S NESTLE and BRITISH AMERICAN TOBACCO in the U.K. Within the health care sector, strong performers included Swiss pharmaceutical firm ROCHE HOLDING, Israeli generic drug manufacturer TEVA PHARMACEUTICAL and CSL, an Australian blood plasma company.

     Having smaller positions in cyclical sectors such as industrials, consumer discretionary and autos and transportation compared with the MSCI Index was beneficial as well. The Fund also had a smaller weighting in the banking industry than the MSCI Index, an advantage since banks were one of the weakest groups in 2008. In all sectors, we focused on companies with strong balance sheets and the ability to sustain reasonable growth. That strategy was well rewarded in the financial services industry. For example, holdings of STANDARD CHARTERED, a U.K. bank, and ROYAL AND SUNALLIANCE INSURANCE GROUP, also in the U.K., held up relatively well.

     The portfolio's Russian holdings were a key detractor from performance relative to the MSCI Index. Concerns about corporate debt levels and shareholders rights contributed to a sharp decline in Russian stocks. Individual detractors included MECHEL, a vertically integrated steel company and GAZPROM, a Russian energy company.

     The Fund's positioning in Asia ex-Japan also had a negative effect as the region suffered from concerns about the sustainability of its growth rate. HONG KONG

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  83

Threadneedle VP - International Opportunity Fund


     EXCHANGES AND CLEARING, which operates the Hong Kong stock exchange and KEPPEL, a Singapore engineering company were weak performers for the Fund.

Q:   What changes did you make to the Fund during the period?

A: We reduced the portfolio's energy exposure because we are concerned about the impact of slowing economic growth. We sold the Fund's holdings of PETROLEO BRASILEIRO in Brazil, GAZPROM in Russia and INPEX in Japan. We also reduced exposure to the mining sector because slower economic activity has cut commodity demand. We sold XSTRATA in Switzerland and LONMIN and ANGLO AMERICAN in the U.K. We reduced the industrials weighting by selling holdings of German truck manufacturer MAN, German auto parts company CONTINENTAL and U.K. metals business JOHNSON MATTHEY.

     We added to health care where we believe there is long-term growth potential and limited impact from the weaker economy. We bought Swiss pharmaceutical NOVARTIS, German renal care company FRESENIUS MEDICAL CARE & CO and Japanese health care company SHIONOGI & CO.

     We reduced the portfolio's holdings in emerging markets. When investors become more risk averse, emerging markets tend to underperform. We sold ORASCOM CONSTRUCTION INDS, an Egyptian construction business, CYRELA BRAZIL REALTY, a Brazilian real estate company, and TELEKOMUNIKASI INDONESIA, a telecommunication services company.


Q:   How do you intend to manage the Fund going forward?

A: We expect the economic outlook to remain difficult going forward, but we do think that stock prices already reflect much of the potential bad news. We are optimistic that equities can make some progress, but given the economic backdrop, we believe it's prudent to concentrate on defensive sectors like health care, consumer staples and telecommunication services. We also think it is important to be discriminating, holding strong companies with healthy balance sheets.

     We expect that the poor performing sectors of last year will recover at some point, so we have begun to invest selectively in stronger companies within industries such as retail, automotive and industrials. While carefully adding to these more cyclical areas, we have kept the overall Fund positioning defensive.


--------------------------------------------------------------------------------
84  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - International Opportunity Fund

 ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2008)
--------------------------------------------------------------------------------


TOTAL(A)
1.01%


 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.06%.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

 at Dec. 31, 2008

 1 year                                                       -40.43%
 3 years                                                       -5.89%
 5 years                                                       +2.18%
 10 years                                                      -0.95%
 Since inception (1/13/92)                                     +3.15%



--------------------------------------------------------------------------------


 COUNTRY BREAKDOWN
--------------------------------------------------------------------------------

 Percentage of portfolio assets at Dec. 31, 2008

 (PIE CHART)

Japan                                             22.7%
United Kingdom                                    21.1%
Switzerland                                       11.9%
France                                            10.8%
Germany                                            7.1%
Hong Kong                                          4.6%
Other(1)                                          21.8%




 (1) Includes Australia 4.5%, Netherlands 3.4%, Spain 2.2%, Canada 1.5%, Belgium 1.4%, Israel 1.2%, Ireland 1.0%, Portugal 1.0%, Singapore 0.9%, China 0.8%, Finland 0.7%, South Africa 0.6%, Sweden 0.6%, Mexico 0.4%, Taiwan 0.3%, Malaysia 0.2% and Cash & Cash Equivalents 1.1%.

 TOP TEN HOLDINGS
--------------------------------------------------------------------------------


                                 PERCENT                VALUE
                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2008)
 Roche Holding                     3.8%              $19,951,436
 Nestle                            3.2                17,229,932
 Vodafone Group                    3.0                15,706,502
 Total                             2.5                13,401,366
 BG Group                          2.5                13,260,018
 Allianz                           2.1                11,409,416
 Koninklijke (Royal) KPN           1.9                10,043,994
 British American
 Tobacco                           1.8                 9,767,642
 RSA Insurance Group               1.8                 9,420,672
 Fresenius Medical Care
 & Co                              1.7                 8,908,476




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART        The 10 holdings listed here make
                 up 24.3% of portfolio assets








--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  85

Threadneedle VP - International Opportunity Fund

THE FUND'S LONG-TERM PERFORMANCE

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE VP-INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)


                                     THREADNEEDLE VP                       LIPPER INTERNATIONAL
                                     - INTERNATIONAL       MSCI EAFE          LARGE-CAP CORE
                                    OPPORTUNITY FUND        INDEX               FUNDS INDEX
                                    ----------------       ---------       --------------------
1/1/99                                  $10,000            $10,000               $10,000
 '99                                     14,563             12,730                13,895
 '00                                     10,932             10,953                12,343
 '01                                      7,796              8,630                 9,834
 '02                                      6,373              7,278                 8,403
 '03                                      8,162             10,129                11,151
 '04                                      9,583             12,226                13,066
 '05                                     10,911             13,940                14,875
 '06                                     13,549             17,684                18,610
 '07                                     15,267             19,741                20,938
 '08                                      9,094             11,241                11,870




This chart illustrates the total value of an assumed $10,000 investment in Threadneedle VP - International Opportunity Fund (from 1/1/99 to 12/31/08) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
86  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

FUND EXPENSES EXAMPLES
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2008.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource Partners VP - Fundamental Value Fund

                                                   ENDING       EXPENSES
                                    BEGINNING      ACCOUNT     PAID DURING
                                     ACCOUNT        VALUE          THE       ANNUALIZED
                                      VALUE       DEC. 31,    PERIOD(a),(-     EXPENSE
                                  JULY 1, 2008      2008           b)           RATIO
Actual(c)                            $1,000       $  688.40       $4.29         1.01%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.06       $5.13         1.01%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.99%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $4.33 and the hypothetical expenses paid would have been $5.18.
(c) Based on the actual return of -31.16% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  87

RiverSource Partners VP - Select Value Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING     ANNUALIZED
                                      VALUE       DEC. 31,          THE           EXPENSE
                                  JULY 1, 2008      2008       PERIOD(a),(b)       RATIO
Actual(c)                            $1,000       $  684.90        $4.91           1.16%
Hypothetical (5% return before
  expenses)                          $1,000       $1,019.30        $5.89           1.16%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.14%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $5.38 and the hypothetical expenses paid would have been $6.44.
(c) Based on the actual return of -31.51% for the six months ended Dec. 31, 2008.

RiverSource Partners VP - Small Cap Value Fund

                                                                             DIRECT AND
                                                   ENDING        DIRECT       INDIRECT
                                    BEGINNING      ACCOUNT      EXPENSES      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   PAID DURING
                                      VALUE       DEC. 31,         THE           THE
                                  JULY 1, 2008      2008        PERIOD(A)     PERIOD(B)
Actual(c)                            $1,000       $  729.60       $5.35         $5.52
Hypothetical (5% return before
  expenses)                          $1,000       $1,018.95       $6.24         $6.45



ANNUALIZED EXPENSE RATIOS


                                              FUND'S         ACQUIRED
                                            ANNUALIZED       FUND FEES     NET FUND
                                          EXPENSE RATIO    AND EXPENSES    EXPENSES
                                              1.23%            .04%          1.27%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(c) Based on the actual return of -27.04% for the six months ended Dec. 31, 2008.

RiverSource VP - Balanced Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  776.70       $3.17         .71%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.57       $3.61         .71%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -22.33% for the six months ended Dec. 31, 2008.

RiverSource VP - Cash Management Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $1,008.20       $3.18         .63%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.97       $3.20         .63%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of +0.82% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
88  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  945.80       $3.52         .72%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.52       $3.66         .72%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -5.42% for the six months ended Dec. 31, 2008.

RiverSource VP - Diversified Equity Income Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  678.70       $3.33         .79%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.17       $4.01         .79%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -32.13% for the six months ended Dec. 31, 2008.

RiverSource VP - Global Bond Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING      ANNUALIZED
                                      VALUE       DEC. 31,          THE            EXPENSE
                                  JULY 1, 2008      2008       PERIOD(A),(B)        RATIO
Actual(c)                            $1,000       $  973.70        $4.81            .97%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.26        $4.93            .97%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.96%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $4.76 and the hypothetical expenses paid would have been $4.88.
(c) Based on the actual return of -2.63% for the six months ended Dec. 31, 2008.

RiverSource VP - Global Inflation Protected Securities Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING      ANNUALIZED
                                      VALUE       DEC. 31,          THE            EXPENSE
                                  JULY 1, 2008      2008       PERIOD(A),(B)        RATIO
Actual(c)                            $1,000       $  963.90        $3.55            .72%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.52        $3.66            .72%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.74%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $3.65 and the hypothetical expenses paid would have been $3.76.
(c) Based on the actual return of -3.61% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  89

RiverSource VP - Growth Fund

                                                                             DIRECT AND
                                                   ENDING        DIRECT       INDIRECT
                                    BEGINNING      ACCOUNT      EXPENSES      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   PAID DURING
                                      VALUE       DEC. 31,         THE           THE
                                  JULY 1, 2008      2008        PERIOD(A)     PERIOD(B)
Actual(c)                            $1,000       $  656.30       $3.04         $3.21
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.47       $3.71         $3.91



ANNUALIZED EXPENSE RATIOS


                                              FUND'S         ACQUIRED
                                            ANNUALIZED       FUND FEES     NET FUND
                                          EXPENSE RATIO    AND EXPENSES    EXPENSES
                                               .73%            .04%          .77%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(c) Based on the actual return of -34.37% for the six months ended Dec. 31, 2008.

RiverSource VP - High Yield Bond Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  754.30       $3.92         .89%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.66       $4.52         .89%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -24.57% for the six months ended Dec. 31, 2008.

RiverSource VP - Income Opportunities Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  820.70       $4.21         .92%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.51       $4.67         .92%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -17.93% for the six months ended Dec. 31, 2008.

RiverSource VP - Large Cap Equity Fund

                                                                             DIRECT AND
                                                   ENDING        DIRECT       INDIRECT
                                    BEGINNING      ACCOUNT      EXPENSES      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   PAID DURING
                                      VALUE       DEC. 31,         THE           THE
                                  JULY 1, 2008      2008        PERIOD(A)     PERIOD(B)
Actual(c)                            $1,000       $  674.60       $2.90         $2.95
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.67       $3.51         $3.56



ANNUALIZED EXPENSE RATIOS


                                              FUND'S         ACQUIRED
                                            ANNUALIZED       FUND FEES     NET FUND
                                          EXPENSE RATIO    AND EXPENSES    EXPENSES
                                               .69%            .01%          .70%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(c) Based on the actual return of -32.54% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
90  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING     ANNUALIZED
                                      VALUE       DEC. 31,          THE           EXPENSE
                                  JULY 1, 2008      2008       PERIOD(A),(B)       RATIO
Actual(c)                            $1,000       $  716.40        $3.84           .89%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.66        $4.52           .89%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.04%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $3.80 and the hypothetical expenses paid would have been $4.47.
(c) Based on the actual return of -28.36% for the six months ended Dec. 31, 2008.

RiverSource VP - Mid Cap Growth Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  621.70       $3.67         .90%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.61       $4.57         .90%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -37.83% for the six months ended Dec. 31, 2008.

RiverSource VP - Mid Cap Value Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  613.50       $3.81         .94%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.41       $4.77         .94%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -38.65% for the six months ended Dec. 31, 2008.

RiverSource VP - S&P 500 Index Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING     ANNUALIZED
                                      VALUE       DEC. 31,          THE           EXPENSE
                                  JULY 1, 2008      2008       PERIOD(A),(B)       RATIO
Actual(c)                            $1,000       $  715.60        $2.20           .51%
Hypothetical (5% return before
  expenses)                          $1,000       $1,022.57        $2.59           .51%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.53%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $2.29 and the hypothetical expenses paid would have been $2.69.
(c) Based on the actual return of -28.44% for the six months ended Dec. 31, 2008.

RiverSource VP - Short Duration U.S. Government Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  974.50       $3.92         .79%
Hypothetical (5% return before
  expenses)                          $1,000       $1,021.17       $4.01         .79%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -2.55% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  91

RiverSource VP - Small Cap Advantage Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT        EXPENSES
                                     ACCOUNT        VALUE       PAID DURING     ANNUALIZED
                                      VALUE       DEC. 31,          THE           EXPENSE
                                  JULY 1, 2008      2008       PERIOD(A),(B)       RATIO
Actual(c)                            $1,000       $  701.60        $4.11           .96%
Hypothetical (5% return before
  expenses)                          $1,000       $1,020.31        $4.88           .96%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustments, will not exceed 1.12%. Had this change been in effect for the entire six month period ended Dec. 31, 2008, the actual expenses paid would have been $4.06 and the hypothetical expenses paid would have been $4.82.
(c) Based on the actual return of -29.84% for the six months ended Dec. 31, 2008.

Threadneedle VP - Emerging Markets Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  510.20       $6.00         1.58%
Hypothetical (5% return before
  expenses)                          $1,000       $1,017.19       $8.01         1.58%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -48.98% for the six months ended Dec. 31, 2008.

Threadneedle VP - International Opportunity Fund

                                                   ENDING
                                    BEGINNING      ACCOUNT      EXPENSES
                                     ACCOUNT        VALUE      PAID DURING   ANNUALIZED
                                      VALUE       DEC. 31,         THE         EXPENSE
                                  JULY 1, 2008      2008        PERIOD(A)       RATIO
Actual(b)                            $1,000       $  655.90       $4.91         1.18%
Hypothetical (5% return before
  expenses)                          $1,000       $1,019.20       $5.99         1.18%



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Based on the actual return of -34.41% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
92  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds


                                                             RIVERSOURCE    RIVERSOURCE    RIVERSOURCE
                                                            PARTNERS VP -  PARTNERS VP -  PARTNERS VP -
                                                             FUNDAMENTAL       SELECT       SMALL CAP
DEC. 31, 2008                                                 VALUE FUND     VALUE FUND     VALUE FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,104,207,861, $16,163,184
    and $1,109,401,813)                                      $765,355,233   $11,779,858    $823,229,133
  Affiliated money market fund
    (identified cost $75,846,674, $761,084 and
    $105,969,506)                                              75,846,674       761,084     105,969,506
-------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,180,054,535, $16,924,268 and
    $1,215,371,319)                                           841,201,907    12,540,942     929,198,639
Cash                                                                   --            --         209,573
Capital shares receivable                                         822,370         1,173         656,101
Receivable for investment securities sold                       1,029,490       192,215         951,596
Dividends and accrued interest receivable                         881,108        34,709       1,213,047
-------------------------------------------------------------------------------------------------------
Total assets                                                  843,934,875    12,769,039     932,228,956
-------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                         --       455,003              --
Capital shares payable                                            782,484        17,912         824,687
Payable for investment securities purchased                            --       188,964      14,153,821
Accrued investment management services fees                       523,512         7,973         726,449
Accrued distribution fees                                          90,823         1,278          96,737
Accrued transfer agency fees                                       43,594           613          46,432
Accrued administrative services fees                               42,215           613          60,297
Other accrued expenses                                            109,070        76,489          99,930
-------------------------------------------------------------------------------------------------------
Total liabilities                                               1,591,698       748,845      16,008,353
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                  $842,343,177   $12,020,194    $916,220,603
=======================================================================================================

REPRESENTED BY
Partners' capital                                            $842,343,177   $12,020,194    $916,220,603
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                         $842,343,177   $12,020,194    $916,220,603
=======================================================================================================
Outstanding shares of beneficial interest                     123,495,666     1,790,040     102,008,542
-------------------------------------------------------------------------------------------------------
Net asset value per share                                    $       6.82   $      6.72    $       8.98
-------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  93

RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                                       BALANCED            CASH           DIVERSIFIED
                                                                         FUND           MANAGEMENT           BOND
DEC. 31, 2008                                                                              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,150,573,221, $1,708,144,201 and
    $5,421,018,680)                                                  $  965,671,987    $1,708,143,958    $5,068,244,086
  Affiliated money market fund
    (identified cost $26,808,129, $-- and $113,444,798)                  26,808,129                --       113,444,798
-----------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,177,381,350, $1,708,144,201 and
  $5,534,463,478)                                                       992,480,116     1,708,143,958     5,181,688,884
Cash                                                                             --           491,161                --
Capital shares receivable                                                     1,910           202,489         1,997,895
Receivable for investment securities sold                                 5,138,041                --        52,165,540
Dividends and accrued interest receivable                                 5,202,389           541,001        50,571,283
Variation margin receivable on futures contracts                            459,342                --        10,243,517
Unrealized appreciation on swap transactions                                221,679                --         1,434,596
Unrealized appreciation on forward foreign currency contracts                    --                --         2,332,334
Prepaid expenses                                                                 --           267,065                --
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                          1,003,503,477     1,709,645,674     5,300,434,049
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                             128,814                --            64,943
Dividends payable to shareholders                                                --        28,976,864                --
Capital shares payable                                                    1,676,735         6,856,105         5,533,457
Payable for investment securities purchased                               5,152,604                --        52,835,179
Payable for securities purchased on a forward-commitment basis           74,904,424                --       757,803,687
Unrealized depreciation on forward foreign currency contracts                    --                --         1,351,459
Accrued investment management services fees                                 433,538           489,629         1,735,208
Accrued distribution fees                                                   102,249           190,660           493,815
Accrued transfer agency fees                                                 49,078            91,514           237,025
Accrued administrative services fees                                         47,243            83,024           231,335
Other accrued expenses                                                      208,395           152,742           538,752
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                        82,703,080        36,840,538       820,824,860
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                          $  920,800,397    $1,672,805,136    $4,479,609,189
=======================================================================================================================


REPRESENTED BY
Shares of beneficial interest -- $.01 par value                      $           --    $   16,743,562    $    4,571,816
Additional paid-in capital                                                       --     1,656,850,428     4,849,394,139
Undistributed net investment income                                              --                --       207,266,456
Accumulated net realized gain (loss)                                             --          (788,611)     (184,591,606)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                                     --              (243)     (397,031,616)
Partners' capital                                                       920,800,397                --                --
-----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding shares    $  920,800,397    $1,672,805,136    $4,479,609,189
=======================================================================================================================
Outstanding shares of beneficial interest                                93,072,333     1,674,356,246       457,181,616
-----------------------------------------------------------------------------------------------------------------------
Net asset value per share                                            $         9.89    $         1.00    $         9.80
-----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
94  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                          DIVERSIFIED         GLOBAL         GLOBAL INFLATION
                                                         EQUITY INCOME         BOND        PROTECTED SECURITIES
DEC. 31, 2008                                                FUND              FUND                FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $3,754,370,124,
    $1,403,002,567 and $1,013,251,889)                  $2,653,071,675    $1,376,675,315       $944,627,533
  Affiliated money market fund
    (identified cost $107,177,363,
    $41,649,735 and $22,636,065)                           107,177,363        41,649,735         22,636,065
---------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $3,861,547,487,
  $1,444,652,302 and $1,035,887,954)                     2,760,249,038     1,418,325,050        967,263,598
Cash                                                            77,786                --                 --
Capital shares receivable                                    1,196,567           516,430            506,656
Foreign currency holdings (identified cost
  $--, $5,732,502 and $1,089,845)                                   --         5,852,748          1,143,507
Receivable for investment securities sold                    2,149,608            61,133                 --
Dividends and accrued interest receivable                    6,370,291        19,861,287          8,244,799
Variation margin receivable on future
  contracts                                                         --           343,994            876,735
Unrealized appreciation on forward foreign
  currency contracts                                                --           481,849          8,697,006
---------------------------------------------------------------------------------------------------------------
Total assets                                             2,770,043,290     1,445,442,491        986,732,301
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --             9,384                 --
Capital shares payable                                       2,583,133         2,062,542          1,235,752
Payable for investment securities purchased                         --                --             55,005
Payable for securities purchased on a
  forward-commitment basis                                          --           174,653                 --
Unrealized depreciation on forward foreign
  currency contracts                                                --         2,324,599          2,059,524
Accrued investment management services fees                  1,386,096           835,445            383,224
Accrued distribution fees                                      299,653           157,075            108,870
Accrued transfer agency fees                                   143,830            75,394             52,256
Accrued administrative services fees                           126,621            94,725             58,868
Other accrued expenses                                         392,018           217,256            126,296
---------------------------------------------------------------------------------------------------------------
Total liabilities                                            4,931,351         5,951,073          4,079,795
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares             $2,765,111,939    $1,439,491,418       $982,652,506


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                 $           --    $    1,370,299       $    977,106
Additional paid-in capital                                          --     1,500,836,639        988,448,408
Undistributed (excess of distributions over)
  net investment income                                             --       (18,342,353)        66,743,236
Accumulated net realized gain (loss)                                --       (14,759,281)        (9,365,025)
Unrealized appreciation (depreciation) on
  investments  and on translation of assets
  and liabilities in foreign currencies                             --       (29,613,886)       (64,151,219)
Partners' capital                                        2,765,111,939                --                 --
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable
  to outstanding shares                                 $2,765,111,939    $1,439,491,418       $982,652,506
===============================================================================================================
Outstanding shares of beneficial interest                  312,646,669       137,029,897         97,710,643
---------------------------------------------------------------------------------------------------------------
Net asset value per share                               $         8.84    $        10.50       $      10.06
---------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  95

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             GROWTH          HIGH YIELD          INCOME
                                                              FUND              BOND          OPPORTUNITIES
DEC. 31, 2008                                                                   FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $299,709,882,
    $714,493,298 and $898,823,995)                        $258,831,936      $ 486,785,511     $ 707,804,188
  Affiliated money market fund
    (identified cost $16,410,939, $40,828,495
    and $48,887,210)                                        16,410,939         40,828,495        48,887,210
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $316,120,821, $755,321,793
  and $947,711,205)                                        275,242,875        527,614,006       756,691,398
Cash                                                            10,743            127,011                --
Capital shares receivable                                      117,473             89,071           634,269
Receivable for investment securities sold                      273,736          4,820,673         6,177,003
Dividends and accrued interest receivable                      406,220         14,496,491        18,514,488
Other receivable                                                    --             91,484                --
------------------------------------------------------------------------------------------------------------
Total assets                                               276,051,047        547,238,736       782,017,158
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --                 --           217,644
Capital shares payable                                         318,756            779,166           712,910
Payable for investment securities purchased                         --          2,119,332         4,326,435
Payable for securities purchased on a forward-
  commitment basis                                                  --         21,196,547        20,508,944
Accrued investment management services fees                    145,207            270,857           393,335
Accrued distribution fees                                       30,251             57,385            80,601
Accrued transfer agency fees                                    14,520             27,544            38,688
Accrued administrative services fees                            14,520             32,092            44,168
Other accrued expenses                                         105,601            186,326           156,619
Collateral and deposits payable                                 74,000                 --                --
------------------------------------------------------------------------------------------------------------
Total liabilities                                              702,855         24,669,249        26,479,344
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $275,348,192      $ 522,569,487     $ 755,537,814


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $         --      $   1,080,501     $     945,657
Additional paid-in capital                                          --        976,635,852       951,758,052
Undistributed net investment income                                 --         67,480,091        61,723,153
Accumulated net realized gain (loss)                                --       (295,010,654)      (67,869,241)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities
  in foreign currencies                                             --       (227,616,303)     (191,019,807)
Partners' capital                                          275,348,192                 --                --
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                      $275,348,192      $ 522,569,487     $ 755,537,814
============================================================================================================
Outstanding shares of beneficial interest                   64,800,619        108,050,088        94,565,712
------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $       4.25      $        4.84     $        7.99
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            LARGE CAP         LARGE CAP          MID CAP
                                                             EQUITY             VALUE            GROWTH
DEC. 31, 2008                                                 FUND              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $1,621,233,442,
    $10,203,069 and $403,275,925)                        $1,334,105,731      $9,740,992       $247,161,690
  Affiliated money market fund
    (identified cost $13,332,828, $27,040 and
    $7,596,718)                                              13,332,828          27,040          7,596,718
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,634,566,270, $10,230,109
  and $410,872,643)                                       1,347,438,559       9,768,032        254,758,408
Cash                                                             26,287              --                 --
Capital shares receivable                                        28,655           1,880             40,923
Receivable for investment securities sold                     1,148,371             836          2,435,244
Dividends and accrued interest receivable                     3,182,800          26,813            358,857
Variation margin receivable on futures
  contracts                                                     188,065              --                 --
------------------------------------------------------------------------------------------------------------
Total assets                                              1,352,012,737       9,797,561        257,593,432
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                      --              --              2,225
Capital shares payable                                        2,123,559          31,620            420,123
Payable for investment securities purchased                          --              --            641,257
Accrued investment management services fees                     707,578           5,071            153,398
Accrued distribution fees                                       148,921           1,057             27,393
Accrued administrative services fees                             66,329             507             13,148
Accrued transfer agency fees                                     71,480             507             13,148
Other accrued expenses                                          303,887          35,375             94,619
------------------------------------------------------------------------------------------------------------
Total liabilities                                             3,421,754          74,137          1,365,311
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares              $1,348,590,983      $9,723,424       $256,228,121


REPRESENTED BY
Partners' capital                                        $1,348,590,983      $9,723,424       $256,228,121
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                     $1,348,590,983      $9,723,424       $256,228,121
============================================================================================================
Outstanding shares of beneficial interest                   101,682,869       1,475,094         36,388,450
------------------------------------------------------------------------------------------------------------
Net asset value per share                                $        13.26      $     6.59       $       7.04
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  97

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             MID CAP           S&P 500       SHORT DURATION
                                                              VALUE             INDEX        U.S. GOVERNMENT
DEC. 31, 2008                                                 FUND              FUND              FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $360,116,450,
    $231,835,219 and $522,160,665)                        $241,471,198      $188,346,141      $502,400,765
  Affiliated money market fund
    (identified cost $7,669,622, $4,698,122
    and $35,398,722)                                         7,669,622         4,698,122        35,398,722
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $367,786,072, $236,533,341
  and $557,559,387)                                        249,140,820       193,044,263       537,799,487
Capital shares receivable                                      211,761             6,489            93,299
Cash                                                             1,292            68,613                --
Receivable for investment securities sold                   14,731,155                --         6,832,195
Dividends and accrued interest receivable                      564,148           433,129         1,957,328
Variation margin receivable on futures
  contracts                                                         --            62,658           666,408
------------------------------------------------------------------------------------------------------------
Total assets                                               264,649,176       193,615,152       547,348,717
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                     --                --           122,011
Capital shares payable                                         208,617           263,179           936,523
Payable for investment securities purchased                 16,756,401                --         7,829,184
Payable for securities purchased on a forward-
  commitment basis                                                  --                --        34,910,936
Accrued investment management services fees                    148,650            37,495           219,557
Accrued distribution fees                                       26,545            21,304            57,176
Accrued transfer agency fees                                    12,741            10,226            27,444
Accrued administrative services fees                            12,741            10,226            31,986
Other accrued expenses                                          88,734            83,492           133,704
------------------------------------------------------------------------------------------------------------
Total liabilities                                           17,254,429           425,922        44,268,521
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $247,394,747      $193,189,230      $503,080,196


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $         --      $         --      $    505,594
Additional paid-in capital                                          --                --       526,496,171
Undistributed net investment income                                 --                --        15,155,381
Accumulated net realized gain (loss)                                --                --       (16,601,499)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities
  in foreign currencies                                             --                --       (22,475,451)
Partners' capital                                          247,394,747       193,189,230                --
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                      $247,394,747      $193,189,230      $503,080,196
============================================================================================================
Outstanding shares of beneficial interest                   39,012,277        32,428,072        50,559,396
------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $       6.34      $       5.96      $       9.95
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  THREADNEEDLE VP -  THREADNEEDLE VP -
                                                           SMALL CAP          EMERGING        INTERNATIONAL
                                                           ADVANTAGE          MARKETS          OPPORTUNITY
DEC. 31, 2008                                                FUND               FUND               FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers
    (identified cost $58,378,930,
    $785,803,643 and $654,720,257)                        $68,209,369      $  682,360,944     $ 525,320,721
  Affiliated money market fund
    (identified cost $1,979,524, $20,471,243
    and $5,849,010)                                         1,979,524          20,471,243         5,849,010
-------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $60,358,454, $806,274,886
  and $660,569,267)                                        70,188,893         702,832,187       531,169,731
Foreign currency holdings (identified cost
  $ -- , $10,378,192 and $2,000,812)                               --          10,460,151         2,002,467
Capital shares receivable                                      54,539             568,305            23,629
Receivable for investment securities sold                          --              36,502         2,978,115
Dividends receivable                                           16,041             921,727           751,425
Unrealized appreciation on forward foreign
  currency contracts                                               --                  --             8,462
Reclaims receivable                                                --                  --         1,282,437
-------------------------------------------------------------------------------------------------------------
Total assets                                               70,259,473         714,818,872       538,216,266
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                   227              25,757                --
Capital shares payable                                         94,137             711,444         1,027,610
Payable for investment securities purchased                 1,632,976                  --         1,474,883
Accrued investment management services fees                    45,622             665,581           362,477
Accrued distribution fees                                       7,219              76,894            57,608
Accrued transfer agency fees                                    3,465              36,908            27,651
Accrued administrative services fees                            4,620              48,390            36,803
Other accrued expenses                                         73,696             354,291           200,274
-------------------------------------------------------------------------------------------------------------
Total liabilities                                           1,861,962           1,919,265         3,187,306
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares               $68,397,511      $  712,899,607     $ 535,028,960


REPRESENTED BY
Shares of beneficial interest -- $.01 par
  value                                                   $        --      $      813,667     $     623,856
Additional paid-in capital                                         --       1,098,969,128       971,226,752
Undistributed (excess of distributions over)
  net investment income                                            --             140,311           410,533
Accumulated net realized gain (loss)                               --        (283,677,607)     (308,049,318)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and
  liabilities in foreign currencies                                --        (103,345,892)     (129,182,863)
Partners' capital                                          68,397,511                  --                --
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable
  to outstanding shares                                   $68,397,511      $  712,899,607     $ 535,028,960
=============================================================================================================
Outstanding shares of beneficial interest                  10,534,680          81,366,711        62,385,595
-------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $      6.49      $         8.76     $        8.58
-------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  99

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds


                                                            RIVERSOURCE    RIVERSOURCE    RIVERSOURCE
                                                           PARTNERS VP -  PARTNERS VP -  PARTNERS VP -
                                                            FUNDAMENTAL       SELECT       SMALL CAP
YEAR ENDED DEC. 31, 2008                                     VALUE FUND     VALUE FUND     VALUE FUND
INVESTMENT INCOME
Income:
Dividends                                                  $  14,783,221   $   498,288   $  16,990,979
Interest                                                          30,599             8           5,670
Income distributions from affiliated money market
  fund                                                         1,268,919         8,156       3,820,586
Fee income from securities lending                                    --            --         450,169
  Less foreign taxes withheld                                   (115,059)           --         (79,243)
------------------------------------------------------------------------------------------------------
Total income                                                  15,967,680       506,452      21,188,161
------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                            6,684,742       166,318       9,813,595
Distribution fees                                              1,085,821        23,418       1,285,818
Transfer agency fees                                             521,180        11,240         617,176
Administrative services fees                                     502,656        11,240         793,172
Custodian fees                                                   106,236       567,165         225,985
Compensation of board members                                     22,099           434          25,456
Printing and postage                                             183,545         7,698         229,650
Professional fees                                                 41,531        25,930          43,609
Other                                                             27,235           698          51,509
------------------------------------------------------------------------------------------------------
Total expenses                                                 9,175,045       814,141      13,085,970
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                  (225,801)     (600,976)       (493,242)
------------------------------------------------------------------------------------------------------
Total net expenses                                             8,949,244       213,165      12,592,728
------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                 7,018,436       293,287       8,595,433
------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                      (49,772,086)   (3,312,253)   (134,807,884)
  Foreign currency transactions                                 (144,725)           22              --
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                      (49,916,811)   (3,312,231)   (134,807,884)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                        (374,390,848)   (4,560,598)   (234,540,066)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                                (424,307,659)   (7,872,829)   (369,347,950)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          $(417,289,223)  $(7,579,542)  $(360,752,517)
======================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
100  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            BALANCED            CASH           DIVERSIFIED
                                                              FUND           MANAGEMENT           BOND
YEAR ENDED DEC. 31, 2008                                                        FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $  24,088,047      $        --      $          --
Interest                                                     28,374,148       42,877,287        254,954,261
Income distributions from affiliated money
  market fund                                                   754,583               --          6,627,553
Fee income from securities lending                              171,445               --            287,248
  Less foreign taxes withheld                                  (160,342)              --            (38,885)
------------------------------------------------------------------------------------------------------------
Total income                                                 53,227,881       42,877,287        261,830,177
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           5,660,193        4,822,786         20,594,612
Distribution fees                                             1,669,797        1,860,919          5,893,391
Transfer agency fees                                            801,481          893,217          2,828,752
Administrative services fees                                    742,180          819,350          2,732,326
Custodian fees                                                  224,790          106,835            404,920
Compensation of board members                                    31,330           38,181            116,193
Printing and postage                                            220,020          250,900            923,700
Professional fees                                                72,677           53,918            120,706
Other                                                            54,946          306,198            157,482
------------------------------------------------------------------------------------------------------------
Total expenses                                                9,477,414        9,152,304         33,772,082
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                               43,750,467       33,724,983        228,058,095
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (150,001,353)      (8,869,487)       (81,005,549)
  Foreign currency transactions                                  (7,406)              --            (64,475)
  Futures contracts                                          (6,089,536)              --        (47,552,192)
  Swap transactions                                            (188,021)              --           (939,382)
  Reimbursement from affiliate                                       --        8,145,210                 --
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (156,286,316)        (724,277)      (129,561,598)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                    (331,171,177)         285,757       (421,533,518)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (487,457,493)        (438,520)      (551,095,116)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(443,707,026)     $33,286,463      $(323,037,021)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  101

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                          DIVERSIFIED         GLOBAL         GLOBAL INFLATION
                                                         EQUITY INCOME         BOND        PROTECTED SECURITIES
YEAR ENDED DEC. 31, 2008                                     FUND              FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                               $    99,783,240    $         --        $          --
Interest                                                        392,676      65,890,445           44,845,265
Income distributions from affiliated money
  market fund                                                 1,693,349         934,325              722,685
Fee income from securities lending                              370,944          11,965               17,417
  Less foreign taxes withheld                                (1,084,223)       (411,732)                  --
---------------------------------------------------------------------------------------------------------------
Total income                                                101,155,986      66,425,003           45,585,367
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                          20,576,046       9,713,843            4,287,772
Distribution fees                                             4,381,470       1,832,426            1,219,791
Transfer agency fees                                          2,103,049         879,541              585,484
Administrative services fees                                  1,768,738       1,101,169              658,123
Custodian fees                                                  218,660         382,460              142,670
Compensation of board members                                    85,297          36,168               24,212
Printing and postage                                            702,375         246,300              165,165
Professional fees                                                88,329          35,396               51,755
Other                                                            92,475          45,895               30,896
---------------------------------------------------------------------------------------------------------------
Total expenses                                               30,016,439      14,273,198            7,165,868
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates                            --              --             (140,289)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                           30,016,439      14,273,198            7,025,579
---------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                               71,139,547      52,151,805           38,559,788
---------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (163,140,987)     19,691,719            7,123,959
  Foreign currency transactions                                 (27,095)      4,124,550           59,370,380
  Futures contracts                                                  --        (565,309)          (2,583,364)
  Swap transactions                                                  --        (254,010)                  --
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (163,168,082)     22,996,950           63,910,975
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                      (1,632,125,733)    (97,240,966)        (112,247,763)
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                             (1,795,293,815)    (74,244,016)         (48,336,788)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                             $(1,724,154,268)   $(22,092,211)       $  (9,777,000)
===============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
102  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             GROWTH          HIGH YIELD          INCOME
                                                              FUND              BOND          OPPORTUNITIES
YEAR ENDED DEC. 31, 2008                                                        FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $   9,329,074     $          --     $          --
Interest                                                             --        77,247,589        70,598,974
Income distributions from affiliated money
  market fund                                                   480,842           787,680         1,344,657
Fee income from securities lending                               99,691                --                --
  Less foreign taxes withheld                                  (361,453)               --                --
------------------------------------------------------------------------------------------------------------
Total income                                                  9,548,154        78,035,269        71,943,631
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           2,015,754         4,734,214         4,897,354
Distribution fees                                               565,496         1,003,058         1,003,554
Transfer agency fees                                            271,431           481,455           481,693
Administrative services fees                                    270,442           546,559           546,859
Custodian fees                                                  108,765           106,364           107,649
Compensation of board members                                    10,527            18,692            19,829
Printing and postage                                             78,390           172,380           230,614
Professional fees                                                52,229            43,005            45,229
Other                                                            15,758            17,377            23,988
------------------------------------------------------------------------------------------------------------
Total expenses                                                3,388,792         7,123,104         7,356,769
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                6,159,362        70,912,165        64,586,862
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                    (218,949,270)      (87,690,221)      (63,147,537)
  Foreign currency transactions                              10,464,080                --                --
  Options contracts written                                  (2,742,684)               --                --
  Swap transactions                                             658,009        (3,649,032)       (1,757,579)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    (210,569,865)      (91,339,253)      (64,905,116)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                     (36,397,828)     (177,154,890)     (172,328,148)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (246,967,693)     (268,494,143)     (237,233,264)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(240,808,331)    $(197,581,978)    $(172,646,402)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  103

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                            LARGE CAP         LARGE CAP          MID CAP
                                                             EQUITY             VALUE            GROWTH
YEAR ENDED DEC. 31, 2008                                      FUND              FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                $    52,847,779     $   450,471      $   2,692,943
Interest                                                           2,460           1,308             12,187
Income distributions from affiliated money
  market fund                                                  2,332,055           6,339            276,612
Fee income from securities lending                               387,178              --            792,942
  Less foreign taxes withheld                                   (659,763)         (3,428)              (704)
------------------------------------------------------------------------------------------------------------
Total income                                                  54,909,709         454,690          3,773,980
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                            9,714,186          72,009          2,510,358
Distribution fees                                              2,755,797          18,899            540,635
Transfer agency fees                                           1,322,747           9,071            259,498
Administrative services fees                                   1,177,281           9,071            259,156
Custodian fees                                                   309,465          40,275             93,910
Compensation of board members                                     50,977             354             10,085
Printing and postage                                             397,090           8,597             69,775
Professional fees                                                 89,016          33,640             32,350
Other                                                             82,624             890             21,127
------------------------------------------------------------------------------------------------------------
Total expenses                                                15,899,183         192,806          3,796,894
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                        --         (52,752)                --
------------------------------------------------------------------------------------------------------------
Total net expenses                                            15,899,183         140,054          3,796,894
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                39,010,526         314,636            (22,914)
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                     (665,024,736)     (6,036,769)       (44,036,461)
  Foreign currency transactions                               17,073,668          (2,113)                --
  Futures contracts                                          (20,706,334)             --                 --
  Swap transactions                                           (1,309,241)             --                 --
  Options contracts written                                   (4,489,725)             --            314,919
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     (674,456,368)     (6,038,882)       (43,721,542)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                     (467,833,319)     (1,346,321)      (188,494,969)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                              (1,142,289,687)     (7,385,203)      (232,216,511)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              $(1,103,279,161)    $(7,070,567)     $(232,239,425)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
104  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                        RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                             MID CAP           S&P 500       SHORT DURATION
                                                              VALUE             INDEX        U.S. GOVERNMENT
YEAR ENDED DEC. 31, 2008                                      FUND              FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                 $   6,466,027     $   6,540,192     $         --
Interest                                                         15,409               302       19,528,264
Income distributions from affiliated money
  market fund                                                    98,611           127,613          215,059
  Less foreign taxes withheld                                   (33,457)               --               --
------------------------------------------------------------------------------------------------------------
Total income                                                  6,546,590         6,668,107       19,743,323
------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           2,342,804           636,430        2,383,501
Distribution fees                                               399,806           361,609          620,701
Transfer agency fees                                            191,902           173,568          297,929
Administrative services fees                                    191,902           173,568          347,387
Custodian fees                                                   56,185            82,775           74,215
Compensation of board members                                     7,787             6,845           12,456
Printing and postage                                             97,464            55,546          126,155
Licensing fees                                                       --            40,232               --
Professional fees                                                30,467            30,505           38,724
Other                                                             6,789             9,698           14,558
------------------------------------------------------------------------------------------------------------
Total expenses                                                3,325,106         1,570,776        3,915,626
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                       --           (95,471)              --
------------------------------------------------------------------------------------------------------------
Total net expenses                                            3,325,106         1,475,305        3,915,626
------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                3,221,484         5,192,802       15,827,697
------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                     (50,742,763)        5,432,666       (2,661,280)
  Foreign currency transactions                                     (54)               --               --
  Futures contracts                                                  --        (2,767,202)      (3,237,637)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     (50,742,817)        2,665,464       (5,898,917)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies                                    (127,883,139)     (132,388,098)     (23,825,138)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                               (178,625,956)     (129,722,634)     (29,724,055)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               $(175,404,472)    $(124,529,832)    $(13,896,358)
============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  105

RiverSource Variable Portfolio Funds

                                                       RIVERSOURCE VP -  THREADNEEDLE VP -  THREADNEEDLE VP -
                                                           SMALL CAP          EMERGING        INTERNATIONAL
                                                           ADVANTAGE          MARKETS          OPPORTUNITY
YEAR ENDED DEC. 31, 2008                                     FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                $  1,245,856      $  23,382,336      $  30,958,443
Interest                                                        2,817             14,322             21,102
Income distributions from affiliated money
  market fund                                                  25,487            773,306            242,995
Fee income from securities lending                              9,386                 --            456,330
  Less foreign taxes withheld                                    (330)        (1,609,906)        (2,523,988)
-------------------------------------------------------------------------------------------------------------
Total income                                                1,283,216         22,560,058         29,154,882
-------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                           692,220          9,687,546          7,078,303
Distribution fees                                             139,441          1,053,903          1,084,372
Transfer agency fees                                           66,930            505,860            520,485
Administrative services fees                                   89,242            657,275            674,285
Custodian fees                                                138,825          1,143,471            360,397
Compensation of board members                                   2,571             20,675             20,186
Printing and postage                                           26,723            154,848            174,500
Professional fees                                              26,704             69,469             44,410
Other                                                           4,542            312,840             21,024
-------------------------------------------------------------------------------------------------------------
Total expenses                                              1,187,198         13,605,887          9,977,962
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates                    (115,650)                --                 --
-------------------------------------------------------------------------------------------------------------
Total net expenses                                          1,071,548         13,605,887          9,977,962
-------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                211,668          8,954,171         19,176,920
-------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions                                   (61,727,287)      (280,628,170)       (93,677,834)
  Foreign currency transactions                                    --         (4,999,513)          (616,216)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   (61,727,287)      (285,627,683)       (94,294,050)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                        10,270,793       (283,300,694)      (343,049,269)
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                              (51,456,494)      (568,928,377)      (437,343,319)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              $(51,244,826)     $(559,974,206)     $(418,166,399)
=============================================================================================================




The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
106  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds


                                                     RIVERSOURCE PARTNERS VP -    RIVERSOURCE PARTNERS VP -
                                                      FUNDAMENTAL VALUE FUND          SELECT VALUE FUND
YEAR ENDED DEC. 31,                                     2008           2007          2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $   7,018,436  $   6,167,167  $    293,287  $    273,148
Net realized gain (loss) on investments              (49,916,811)     7,130,157    (3,312,231)    2,718,291
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (374,390,848)     5,067,678    (4,560,598)   (1,206,998)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (417,289,223)    18,365,002    (7,579,542)    1,784,441
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                 (270,000)    (6,122,262)           --      (318,407)
  Net realized gain                                   (6,700,000)    (1,500,000)     (175,100)   (2,842,426)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (6,970,000)    (7,622,262)     (175,100)   (3,160,833)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                  515,420,706    609,490,553     2,361,233     6,929,134
Reinvestment of distributions at net asset
  value                                                6,970,000      7,622,262       175,100     3,160,833
Payments for redemptions                             (41,756,104)  (238,757,943)   (9,277,128)  (10,677,068)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 480,634,602    378,354,872    (6,740,795)     (587,101)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               56,375,379    389,097,612   (14,495,437)   (1,963,493)
Net assets at beginning of year                      785,967,798    396,870,186    26,515,631    28,479,124
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 842,343,177  $ 785,967,798  $ 12,020,194  $ 26,515,631
===========================================================================================================
Excess of distributions over net
  investment income                                $          --  $     (10,173) $         --  $    (21,682)
-----------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                   RIVERSOURCE PARTNERS VP -           RIVERSOURCE VP -
                                                     SMALL CAP VALUE FUND                BALANCED FUND
YEAR ENDED DEC. 31,                                  2008            2007            2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $    8,595,433  $    5,953,696  $   43,750,467  $   51,389,309
Net realized gain (loss) on investments           (134,807,884)     37,395,599    (156,286,316)    118,463,320
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                           (234,540,066)   (117,987,452)   (331,171,177)   (130,247,760)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (360,752,517)    (74,638,157)   (443,707,026)     39,604,869
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                             (1,000,000)     (7,210,996)     (3,400,000)    (54,763,978)
  Net realized gain                                (37,200,000)    (20,020,861)   (101,500,000)    (42,964,037)
--------------------------------------------------------------------------------------------------------------
Total distributions                                (38,200,000)    (27,231,857)   (104,900,000)    (97,728,015)
--------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                375,704,461     549,668,321       7,122,478      38,471,754
Reinvestment of distributions at net
  asset value                                       38,200,000      27,231,857     104,900,000      97,728,015
Payments for redemptions                          (123,083,385)    (69,306,815)   (373,950,247)   (417,537,300)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               290,821,076     507,593,363    (261,927,769)   (281,337,531)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets           (108,131,441)    405,723,349    (810,534,795)   (339,460,677)
Net assets at beginning of year                  1,024,352,044     618,628,695   1,731,335,192   2,070,795,869
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $  916,220,603  $1,024,352,044  $  920,800,397  $1,731,335,192
==============================================================================================================
Undistributed (excess of distributions
  over) net investment income                   $           --  $      207,418  $           --  $     (149,115)
--------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  107

RiverSource Variable Portfolio Funds


                                                       RIVERSOURCE VP -                 RIVERSOURCE VP -
                                                     CASH MANAGEMENT FUND            DIVERSIFIED BOND FUND
YEAR ENDED DEC. 31,                                  2008            2007             2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $   33,724,983  $   57,007,183  $   228,058,095  $  169,065,808
Net realized gain (loss) on investments               (724,277)         (1,337)    (129,561,598)    (15,329,610)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                                285,757        (286,000)    (421,533,518)     34,686,939
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         33,286,463      56,719,846     (323,037,021)    188,423,137
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                            (33,787,830)    (57,007,183)     (18,843,522)   (165,420,836)
  Tax return of capital                                     --              --               --      (2,456,093)
---------------------------------------------------------------------------------------------------------------
Total distributions                                (33,787,830)    (57,007,183)     (18,843,522)   (167,876,929)
---------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                825,043,106     646,172,039    1,391,166,444   1,681,926,772
Fund merger (Note 9)                                        --              --      107,047,001              --
Reinvestment of distributions at net
  asset value                                        5,301,871      60,288,455       20,060,865     176,572,624
Payments for redemptions                          (494,563,858)   (423,914,831)  (1,050,180,702)   (270,468,444)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               335,781,119     282,545,663      468,093,608   1,588,030,952
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets            335,279,752     282,258,326      126,213,065   1,608,577,160
Net assets at beginning of year                  1,337,525,384   1,055,267,058    4,353,396,124   2,744,818,964
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,672,805,136  $1,337,525,384  $ 4,479,609,189  $4,353,396,124
===============================================================================================================
Undistributed (excess of distributions
  over) net investment income                   $           --  $           --  $   207,266,456  $   (1,218,944)
---------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                        RIVERSOURCE VP -                RIVERSOURCE VP -
                                                 DIVERSIFIED EQUITY INCOME FUND         GLOBAL BOND FUND
YEAR ENDED DEC. 31,                                   2008            2007            2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                 $    71,139,547  $   57,341,072  $   52,151,805  $   35,376,918
Net realized gain (loss) on investments            (163,168,082)    244,654,690      22,996,950      (2,586,394)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                          (1,632,125,733)    (14,234,972)    (97,240,966)     49,314,739
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (1,724,154,268)    287,760,790     (22,092,211)     82,105,263
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              (2,681,000)    (61,140,746)   (101,536,316)    (37,827,784)
  Net realized gain                                (321,174,000)    (48,982,993)       (696,821)             --
---------------------------------------------------------------------------------------------------------------
Total distributions                                (323,855,000)   (110,123,739)   (102,233,137)    (37,827,784)
---------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                 844,760,547     731,708,980     434,130,024     538,470,485
Reinvestment of distributions at net
  asset value                                       323,855,000     110,123,739     102,538,452      38,828,499
Payments for redemptions                           (434,273,004)   (386,778,139)   (300,557,747)    (75,692,816)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                734,342,543     455,054,580     236,110,729     501,606,168
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets          (1,313,666,725)    632,691,631     111,785,381     545,883,647
Net assets at beginning of year                   4,078,778,664   3,446,087,033   1,327,706,037     781,822,390
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 2,765,111,939  $4,078,778,664  $1,439,491,418  $1,327,706,037
===============================================================================================================
Excess of distributions over net
  investment income                             $            --  $      (45,779) $  (18,342,353) $   (3,375,957)
---------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
108  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds


                                                      RIVERSOURCE VP - GLOBAL
                                                             INFLATION                 RIVERSOURCE VP -
                                                     PROTECTED SECURITIES FUND           GROWTH FUND
YEAR ENDED DEC. 31,                                     2008           2007           2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $  38,559,788  $  33,064,478  $   6,159,362  $  6,719,280
Net realized gain (loss) on investments               63,910,975    (15,095,750)  (210,569,865)   73,699,959
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (112,247,763)    37,464,166    (36,397,828)  (60,468,679)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           (9,777,000)    55,432,894   (240,808,331)   19,950,560
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              (24,214,171)   (17,400,000)    (1,270,000)   (6,627,939)
------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                  448,029,667    439,769,904     41,680,826    66,246,201
Reinvestment of distributions at net asset
  value                                               24,214,171     17,400,000      1,270,000     6,627,939
Payments for redemptions                            (275,661,002)  (256,833,429)  (152,810,028)  (98,641,325)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 196,582,836    200,336,475   (109,859,202)  (25,767,185)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets              162,591,665    238,369,369   (351,937,533)  (12,444,564)
Net assets at beginning of year                      820,060,841    581,691,472    627,285,725   639,730,289
------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 982,652,506  $ 820,060,841  $ 275,348,192  $627,285,725
============================================================================================================
Undistributed (excess of distributions
  over) net investment income                      $  66,743,236  $ (14,391,854) $          --  $ (1,374,748)
------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                         RIVERSOURCE VP -               RIVERSOURCE VP -
                                                       HIGH YIELD BOND FUND        INCOME OPPORTUNITIES FUND
YEAR ENDED DEC. 31,                                    2008            2007            2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                   $   70,912,165  $   86,799,040  $  64,586,862  $ 40,846,592
Net realized gain (loss) on investments              (91,339,253)      5,847,945    (64,905,116)   (5,352,843)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (177,154,890)    (69,563,754)  (172,328,148)  (24,472,520)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (197,581,978)     23,083,231   (172,646,402)   11,021,229
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (2,526,513)    (87,013,480)    (1,441,598)  (39,774,838)
  Net realized gain                                           --              --             --    (1,242,475)
  Tax return of capital                                       --              --             --    (1,187,970)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (2,526,513)    (87,013,480)    (1,441,598)  (42,205,283)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                   11,283,853      75,824,833    303,818,279   397,649,742
Reinvestment of distributions at net asset
  value                                                3,101,689      94,199,008      1,791,448    44,068,709
Payments for redemptions                            (324,017,444)   (289,458,580)  (111,764,178)  (84,214,478)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (309,631,902)   (119,434,739)   193,845,549   357,503,973
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (509,740,393)   (183,364,988)    19,757,549   326,319,919
Net assets at beginning of year                    1,032,309,880   1,215,674,868    735,780,265   409,460,346
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  522,569,487  $1,032,309,880  $ 755,537,814  $735,780,265
=============================================================================================================
Undistributed net investment income               $   67,480,091  $    2,743,472  $  61,723,153  $    335,468
-------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  109

RiverSource Variable Portfolio Funds


                                                          RIVERSOURCE VP -              RIVERSOURCE VP -
                                                       LARGE CAP EQUITY FUND          LARGE CAP VALUE FUND
YEAR ENDED DEC. 31,                                     2008            2007           2008          2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                   $    39,010,526  $   44,635,337  $    314,636  $    351,477
Net realized gain (loss) on investments              (674,456,368)    345,392,476    (6,038,882)    1,893,540
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                  (467,833,319)   (271,049,124)   (1,346,321)   (2,232,213)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        (1,103,279,161)    118,978,689    (7,070,567)       12,804
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                (5,100,000)    (44,850,844)      (12,000)     (356,636)
  Net realized gain                                  (249,100,000)    (20,000,000)     (385,000)   (1,634,408)
-------------------------------------------------------------------------------------------------------------
Total distributions                                  (254,200,000)    (64,850,844)     (397,000)   (1,991,044)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                    20,953,772      20,509,879     2,613,396     6,496,950
Reinvestment of distributions at net asset
  value                                               254,200,000      64,850,844       397,000     1,991,044
Payments for redemptions                             (592,444,446)   (853,507,178)   (7,630,576)  (10,059,682)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                 (317,290,674)   (768,146,455)   (4,620,180)   (1,571,688)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets            (1,674,769,835)   (714,018,610)  (12,087,747)   (3,549,928)
Net assets at beginning of year                     3,023,360,818   3,737,379,428    21,811,171    25,361,099
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 1,348,590,983  $3,023,360,818  $  9,723,424  $ 21,811,171
=============================================================================================================
Undistributed (excess of distributions
  over) net investment income                     $            --  $      552,009  $         --  $       (953)
-------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                         RIVERSOURCE VP -              RIVERSOURCE VP -
                                                        MID CAP GROWTH FUND           MID CAP VALUE FUND
YEAR ENDED DEC. 31,                                     2008           2007           2008           2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $     (22,914) $    (788,164) $   3,221,484  $   3,018,596
Net realized gain (loss) on investments              (43,721,542)    68,497,514    (50,742,817)    72,009,884
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                 (188,494,969)    19,071,295   (127,883,139)   (16,109,601)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (232,239,425)    86,780,645   (175,404,472)    58,918,879
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                  (87,000)      (364,145)            --     (3,104,741)
  Net realized gain                                   (3,250,000)    (6,582,833)   (70,750,000)    (4,224,059)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (3,337,000)    (6,946,978)   (70,750,000)    (7,328,800)
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                    4,807,871      8,740,811    102,563,856    224,777,507
Reinvestment of distributions at net asset
  value                                                3,337,000      6,946,978     70,750,000      7,328,800
Payments for redemptions                            (109,593,734)  (192,058,170)   (34,502,121)  (299,431,677)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (101,448,863)  (176,370,381)   138,811,735    (67,325,370)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (337,025,288)   (96,536,714)  (107,342,737)   (15,735,291)
Net assets at beginning of year                      593,253,409    689,790,123    354,737,484    370,472,775
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 256,228,121  $ 593,253,409  $ 247,394,747  $ 354,737,484
=============================================================================================================
Excess of distributions over net investment
  income                                           $          --  $      (6,763) $          --  $    (344,279)
-------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
110  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Variable Portfolio Funds


                                                                                     RIVERSOURCE VP -
                                                       RIVERSOURCE VP -            SHORT DURATION U.S.
                                                      S&P 500 INDEX FUND             GOVERNMENT FUND
YEAR ENDED DEC. 31,                                   2008          2007           2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                  $   5,192,802  $  5,909,686  $  15,827,697    $ 19,377,064
Net realized gain (loss) on investments              2,665,464    11,096,751     (5,898,917)      1,497,871
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies               (132,388,098)    2,509,271    (23,825,138)      3,208,821
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (124,529,832)   19,515,708    (13,896,358)     24,083,756
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (225,000)   (6,471,756)      (667,716)    (19,383,360)
  Net realized gain                                (12,400,000)   (2,963,014)            --              --
-----------------------------------------------------------------------------------------------------------
Total distributions                                (12,625,000)   (9,434,770)      (667,716)    (19,383,360)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                 17,266,128    26,719,029    150,978,752      78,052,038
Reinvestment of distributions at net
  asset value                                       12,625,000     9,434,770        793,658      20,660,152
Payments for redemptions                           (79,982,949)  (57,649,107)  (117,198,373)    (77,355,984)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                               (50,091,821)  (21,495,308)    34,574,037      21,356,206
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets           (187,246,653)  (11,414,370)    20,009,963      26,056,602
Net assets at beginning of year                    380,435,883   391,850,253    483,070,233     457,013,631
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 193,189,230  $380,435,883  $ 503,080,196    $483,070,233
===========================================================================================================
Undistributed (excess of distributions
  over) net investment income                    $          --  $     35,636  $  15,155,381    $    (90,175)
-----------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds


                                                        RIVERSOURCE VP -             THREADNEEDLE VP -
                                                    SMALL CAP ADVANTAGE FUND       EMERGING MARKETS FUND
YEAR ENDED DEC. 31,                                    2008          2007           2008           2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                    $    211,668  $    122,930  $   8,954,171  $   5,373,471
Net realized gain (loss) on investments             (61,727,287)   12,413,467   (285,627,683)   143,613,031
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies                  10,270,793   (18,652,179)  (283,300,694)    91,180,555
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (51,244,826)   (6,115,782)  (559,974,206)   240,167,057
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                      --      (311,728)    (5,759,540)    (4,329,272)
  Net realized gain                                 (14,500,000)  (10,883,721)  (144,377,140)   (32,874,601)
-----------------------------------------------------------------------------------------------------------
Total distributions                                 (14,500,000)  (11,195,449)  (150,136,680)   (37,203,873)
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                   2,588,763     4,367,368    383,162,039    284,150,255
Reinvestment of distributions at net asset
  value                                              14,500,000    11,195,449    150,136,680     37,203,873
Payments for redemptions                            (43,734,868)  (57,261,816)   (72,251,442)  (109,991,706)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                                (26,646,105)  (41,698,999)   461,047,277    211,362,422
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             (92,390,931)  (59,010,230)  (249,063,609)   414,325,606
Net assets at beginning of year                     160,788,442   219,798,672    961,963,216    547,637,610
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 68,397,511  $160,788,442  $ 712,899,607  $ 961,963,216
===========================================================================================================
Undistributed (excess of distributions
  over) net investment income                      $         --  $     (1,857) $     140,311  $    (140,083)
-----------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  111

RiverSource Variable Portfolio Funds


                                                                         THREADNEEDLE VP -
                                                                  INTERNATIONAL OPPORTUNITY FUND
YEAR ENDED DEC. 31,                                                    2008            2007

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                   $   19,176,920  $   12,004,783
Net realized gain (loss) on investments                              (94,294,050)    217,953,674
Net change in unrealized appreciation (depreciation) on
  investments  and on translation of assets and
  liabilities in foreign currencies                                 (343,049,269)    (76,496,590)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        (418,166,399)    153,461,867
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (20,229,281)    (12,616,015)
------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Proceeds from sales                                                    6,862,416      22,431,142
Reinvestment of distributions at net asset value                      20,229,281      12,616,015
Payments for redemptions                                            (248,880,293)   (291,408,812)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
  transactions                                                      (221,788,596)   (256,361,655)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (660,184,276)   (115,515,803)
Net assets at beginning of year                                    1,195,213,236   1,310,729,039
------------------------------------------------------------------------------------------------
Net assets at end of year                                         $  535,028,960  $1,195,213,236
================================================================================================
Undistributed net investment income                               $      410,533  $      792,051
------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
112  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified (non-diversified for RiverSource Variable Portfolio
(VP) - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, each Fund was a series of a corresponding Minnesota corporation. The reorganization of each Fund as a series of a Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust and the merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund were approved by the Funds' shareholders on Jan. 29, 2008. The merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund occurred on March 7, 2008.

The primary investment strategies of each Fund are as follows:

RiverSource
  Partners VP -    Fundamental Value Fund (formerly RiverSource VP - Fundamental Value
                   Fund) invests primarily in equity securities of U.S. companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                   Portfolio - Managers Series, Inc.
RiverSource
  Partners VP -    Select Value Fund (formerly RiverSource VP - Select Value Fund)
                   invests primarily in equity securities of mid-capitalization companies as well as companies with larger and smaller market capitalizations. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Managers Series, Inc.
RiverSource
  Partners VP -    Small Cap Value Fund (formerly RiverSource VP - Small Cap Value Fund)
                   invests primarily in equity securities of small capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Managers Series, Inc.
RiverSource VP -   Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Prior to Feb. 1,
                   2008, the Fund was a series of RiverSource Variable Portfolio -
                   Managed Series, Inc.
RiverSource VP -   Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the
                   U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper. Prior to Feb. 1, 2008, the
                   Fund was a series of RiverSource Variable Portfolio - Money Market
                   Series, Inc.
RiverSource VP -   Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities. Prior to Feb. 1, 2008, the
                   Fund was a series of RiverSource Variable Portfolio - Income Series,
                   Inc.
RiverSource VP -   Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Managed Series, Inc.
RiverSource VP -   Global Bond Fund invests primarily in debt obligations securities of
                   U.S. and foreign issuers. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  113

RiverSource VP -   High Yield Bond Fund invests primarily in high-yield debt
                   instruments. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-
                   yield (junk bond) market. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series, Inc.
RiverSource VP -   Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                   Portfolio - Investment Series, Inc.
RiverSource VP -   Mid Cap Growth Fund invests primarily in common stocks of mid-
                   capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   Mid Cap Value Fund invests primarily in equity securities of mid-
                   capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
RiverSource VP -   S&P 500 Index Fund invests primarily in common stocks included in the
                   Standard & Poor's 500 Composite Stock Price Index (S&P 500). Prior to
                   Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio
                   - Investment Series, Inc.
RiverSource VP -   Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the
                   U.S. government, or its agencies or instrumentalities. Prior to Feb.
                   1, 2008, the Fund was a series of RiverSource Variable Portfolio -
                   Income Series, Inc.
RiverSource VP -   Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.
Threadneedle VP -  Emerging Markets Fund (formerly RiverSource VP - Emerging Markets
                   Fund) invests primarily in equity securities of companies in emerging market countries. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.
Threadneedle VP -  International Opportunity Fund (formerly RiverSource VP -
                   International Opportunity Fund) invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential. Prior to Feb. 1, 2008, the Fund was a series of
                   RiverSource Variable Portfolio - Investment Series, Inc.



You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Jan. 1, 2008, each Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period. There was no impact to each of the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.


--------------------------------------------------------------------------------
114  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees, (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource
VP - Cash Management Fund are generally valued at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board.

ILLIQUID SECURITIES
At Dec. 31, 2008, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets except RiverSource
VP - Cash Management Fund, which limits investments in securities that are illiquid to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2008 is as follows:

                                                                                    PERCENTAGE
FUND                                                              VALUE           OF NET ASSETS
 RiverSource VP - Balanced Fund                                $ 2,281,344            0.25%
 RiverSource VP - Cash Management Fund                           9,229,868            0.55%
 RiverSource VP - Diversified Bond Fund                          1,863,858            0.04%
 RiverSource VP - Growth Fund                                    6,613,535            2.40%
 RiverSource VP - High Yield Bond Fund                           7,432,954            1.42%
 RiverSource VP - Income Opportunities Fund                      1,721,492            0.23%
 RiverSource VP - Large Cap Equity Fund                         24,715,179            1.83%
 RiverSource VP - Large Cap Value Fund                              23,444            0.24%
 RiverSource VP - Mid Cap Value Fund                                45,900            0.02%
 Threadneedle VP - Emerging Markets Fund                         4,767,069            0.67%


Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% (10% for RiverSource VP - Cash Management Fund) limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 115 period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2008, the market value of the outstanding when-issued securities and other forward-commitments for the Funds are as follows:

                                                            WHEN-ISSUED               OTHER
FUND                                                        SECURITIES         FORWARD-COMMITMENTS
 RiverSource VP - Balanced Fund                            $ 72,883,461            $ 2,020,963
 RiverSource VP - Diversified Bond Fund                     732,565,353             25,238,334
 RiverSource VP - Global Bond Fund                                   --                174,653
 RiverSource VP - High Yield Bond Fund                        2,556,677             18,639,870
 RiverSource VP - Income Opportunities Fund                   1,170,527             19,338,417
 RiverSource VP - Short Duration U.S. Government Fund        34,910,936                     --


The Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Dec. 31, 2008, the following Funds have entered into unfunded loan commitments:

FUND                                                                           AMOUNT
 RiverSource VP - Balanced Fund                                              $   40,486
 RiverSource VP - Diversified Bond Fund                                         202,315
 RiverSource VP - Global Bond Fund                                               41,653
 RiverSource VP - High Yield Bond Fund                                        3,512,197
 RiverSource VP - Income Opportunities Fund                                   1,197,969


Certain Funds also may enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to "roll over" their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, and RiverSource VP - Short Duration U.S. Government Fund entered into mortgage dollar roll transactions during the year ended Dec. 31, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of

--------------------------------------------------------------------------------
116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2008, foreign currency holdings are as follows:

  RiverSource VP - Global Bond Fund consisted of multiple denominations. RiverSource VP - Global Inflation Protected Securities Fund consisted of multiple denominations.
  Threadneedle VP - Emerging Markets Fund consisted of multiple denominations, primarily Taiwan dollars.
  Threadneedle VP - International Opportunity Fund consisted of multiple denominations.

The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the counterparty will not complete its contract obligations.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Dec. 31, 2008, the Funds had no outstanding forward sale commitments.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  117

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Funds to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement. At Dec. 31, 2008, the Funds had no outstanding total return equity swaps.

CMBS TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Funds either receive or pay the total return on a reference security or index applied to a notional principal amount. In return, the Funds agree to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Funds to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

CREDIT DEFAULT SWAP TRANSACTIONS
Certain Funds may enter into credit default swap contracts to increase or decrease their credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge their exposure on an obligation that they own or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Funds purchase protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Funds will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Funds will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Funds sell protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Funds will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment that may be made by the Funds may equal the notional amount (shown in the Credit Default Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Funds upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At Dec. 31, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Funds. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of

--------------------------------------------------------------------------------
118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
For federal income tax purposes, each Fund is treated as a separate entity.

On Feb. 1, 2008, RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Growth Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund and RiverSource VP - Small Cap Advantage Fund were each reorganized from a regulated investment company (RIC) to a partnership. Each of these Funds is treated as a partnership for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each of these Funds' net assets are reported at the partner level for tax purposes, and therefore, are not presented on the Statements of Assets and Liabilities. Prior to Feb. 1, 2008, each of these Funds qualified as RICs for federal income tax purposes and distributed all taxable income and capital gains to its shareholders.

RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund are each treated as separate RICs for federal income tax purposes. Each of these Funds' policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post-October losses, market discount, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to increase (decrease) paid-in capital by the following:

                                               UNDISTRIBUTED         ACCUMULATED             ADDITIONAL
                                              NET INVESTMENT        NET REALIZED           PAID-IN CAPITAL
FUND                                              INCOME             GAIN (LOSS)        REDUCTION (INCREASE)
 RiverSource VP - Cash Management Fund          $    62,847         $    (62,847)            $        --
 RiverSource VP - Diversified Bond Fund            (687,139)          43,936,649              43,249,510
 RiverSource VP - Global Bond Fund               34,418,115          (34,418,115)                     --
 RiverSource VP - Global Inflation
     Protected Securities Fund                   66,789,473          (66,789,473)                     --
 RiverSource VP - High Yield Bond Fund           (3,649,033)           4,987,689               1,338,656
 RiverSource VP - Income Opportunities Fund      (1,757,579)           1,757,579                      --
 RiverSource VP - Short Duration U.S.
     Government Fund                                 85,575              (85,575)                     --
 Threadneedle VP - Emerging Markets Fund         (2,914,237)           2,914,237                      --
 Threadneedle VP - International
     Opportunity Fund                               670,843            8,092,795               8,763,638




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                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  119

The tax character of distributions paid for the years indicated is as follows:

                                                    2008                                        2007
YEAR ENDED DEC. 31,               ----------------------------------------   ----------------------------------------
                                    ORDINARY       LONG-TERM    TAX RETURN     ORDINARY       LONG-TERM    TAX RETURN
FUND                                 INCOME      CAPITAL GAIN   OF CAPITAL      INCOME      CAPITAL GAIN   OF CAPITAL
 RiverSource Partners
     VP - Fundamental Value
     Fund*                        $  1,703,610   $  5,266,390    $     --    $  7,622,262    $        --   $       --
 RiverSource Partners
     VP - Select Value Fund*                94        157,468      17,538       2,878,784        282,049           --
 RiverSource Partners
     VP - Small Cap Value Fund*     10,543,620     27,656,380          --      19,619,541      7,612,316           --
 RiverSource VP - Balanced
     Fund*                           3,400,000    101,500,000          --      61,473,287     36,254,728           --
 RiverSource VP - Cash
     Management Fund                33,787,830             --          --      57,007,183             --           --
 RiverSource VP - Diversified
     Bond Fund                      18,843,522             --          --     165,420,836             --    2,456,093
 RiverSource VP - Diversified
     Equity Income Fund*            10,355,000    313,500,000          --      83,681,204     26,442,535           --
 RiverSource VP - Global Bond
     Fund                          101,536,316        696,821          --      37,827,784             --           --
 RiverSource VP - Global
     Inflation Protected
     Securities Fund                24,214,171             --          --      17,400,000             --           --
 RiverSource VP - Growth Fund*       1,270,000             --          --       6,627,939             --           --
 RiverSource VP - High Yield
     Bond Fund                       2,526,513             --          --      87,013,480             --           --
 RiverSource VP - Income
     Opportunities Fund              1,441,598             --          --      41,017,313             --    1,187,970
 RiverSource VP - Large Cap
     Equity Fund*                   43,320,284    210,879,716          --      64,850,844             --           --
 RiverSource VP - Large Cap
     Value Fund*                        47,000        350,000          --         700,913      1,290,131           --
 RiverSource VP - Mid Cap
     Growth Fund*                       87,000      3,250,000          --          31,821      6,915,157           --
 RiverSource VP - Mid Cap Value
     Fund*                          53,371,158     17,378,842          --       7,231,722         97,078           --
 RiverSource VP - S&P 500 Index
     Fund*                             282,840     12,342,160          --       6,644,116      2,790,654           --
 RiverSource VP - Short
     Duration U.S. Government
     Fund                              667,716             --          --      19,383,360             --           --
 RiverSource VP - Small Cap
     Advantage Fund*                 4,852,131      8,867,329     780,540       4,511,650      6,683,799           --
 Threadneedle VP - Emerging
     Markets Fund                   79,747,034     70,389,646          --      23,277,050     13,926,823           --
 Threadneedle
     VP - International
     Opportunity Fund               20,229,281             --          --      12,616,015             --           --


* Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

At Dec. 31, 2008, the components of distributable earnings on a tax basis for each Fund treated as a RIC are as follows:

                                                                 UNDISTRIBUTED                   UNREALIZED
                                                UNDISTRIBUTED     ACCUMULATED    ACCUMULATED    APPRECIATION
FUND                                           ORDINARY INCOME  LONG-TERM GAIN  REALIZED LOSS  (DEPRECIATION)
 RiverSource VP - Cash Management Fund           $ 28,999,491         $--       $    (788,611)$ $     (22,870)
 RiverSource VP - Diversified Bond Fund           211,460,070          --        (130,344,489)   (455,472,347)
 RiverSource VP - Global Bond Fund                  6,430,312          --          (1,831,823)    (67,314,009)
 RiverSource VP - Global Inflation Protected
     Securities Fund                              140,996,209          --          (3,700,205)   (144,069,012)
 RiverSource VP - High Yield Bond Fund             66,069,625          --        (294,927,005)   (226,289,486)
 RiverSource VP - Income Opportunities Fund        61,732,606          --         (66,136,426)   (192,762,075)
 RiverSource VP - Short Duration U.S.
     Government Fund                               15,349,954          --         (11,308,966)    (27,962,557)
 Threadneedle VP - Emerging Markets Fund              456,575          --        (216,192,013)   (171,147,750)
 Threadneedle VP - International Opportunity
     Fund                                             417,280          --        (302,524,644)   (134,714,284)


RECENT ACCOUNTING PRONOUNCEMENTS
Each Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect each fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At

--------------------------------------------------------------------------------
120  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Dec. 31, 2008, the Funds did not own nor were they a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed annually, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle
VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 5, 2008, an additional dividend was paid before the fund merger (see Note 10) to ensure that current shareholders of RiverSource
VP - Diversified Bond Fund would not experience a dilution in their shares of the Fund's income or capital gains.

Effective Jan. 1, 2009, dividends from net investment income may be declared daily and distributed quarterly, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income may be declared and distributed quarterly, when available, for RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended Dec. 31, 2008 were as follows:

FUND                                                                      LITIGATION PROCEEDS
 RiverSource VP - Balanced Fund                                                $2,009,030
 RiverSource VP - Diversified Bond Fund                                            58,023
 RiverSource VP - Large Cap Equity Fund                                            13,940
 RiverSource VP - S&P 500 Index Fund                                               56,285


2. EXPENSES
INVESTMENT MANAGEMENT SERVICES FEES
The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 121 each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                       PERCENTAGE RANGE
 RiverSource Partners VP - Fundamental Value Fund                          0.730% to 0.600%
 RiverSource Partners VP - Select Value Fund                               0.780% to 0.650%
 RiverSource Partners VP - Small Cap Value Fund                            0.970% to 0.870%
 RiverSource VP - Balanced Fund                                            0.530% to 0.350%
 RiverSource VP - Cash Management Fund                                     0.330% to 0.150%
 RiverSource VP - Diversified Bond Fund                                    0.480% to 0.290%
 RiverSource VP - Diversified Equity Income Fund                           0.600% to 0.375%
 RiverSource VP - Global Bond Fund                                         0.720% to 0.520%
 RiverSource VP - Global Inflation Protected Securities Fund               0.440% to 0.250%
 RiverSource VP - Growth Fund                                              0.600% to 0.375%
 RiverSource VP - High Yield Bond Fund                                     0.590% to 0.360%
 RiverSource VP - Income Opportunities Fund                                0.610% to 0.380%
 RiverSource VP - Large Cap Equity Fund                                    0.600% to 0.375%
 RiverSource VP - Large Cap Value Fund                                     0.600% to 0.375%
 RiverSource VP - Mid Cap Growth Fund                                      0.700% to 0.475%
 RiverSource VP - Mid Cap Value Fund                                       0.700% to 0.475%
 RiverSource VP - S&P 500 Index Fund                                       0.220% to 0.120%
 RiverSource VP - Short Duration U.S. Government Fund                      0.480% to 0.250%
 RiverSource VP - Small Cap Advantage Fund                                 0.790% to 0.665%
 Threadneedle VP - Emerging Markets Fund                                   1.100% to 0.900%
 Threadneedle VP - International Opportunity Fund                          0.800% to 0.570%


For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one share of each Fund and the annualized performance of the stated index, up to the maximum percentage of each Fund's average daily net assets. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Dec. 31, 2008, is as follows:

                                                                                        INCREASE
FUND                                    INDEX NAME                                     (DECREASE)
 RiverSource Partners                   Lipper Large-Cap Core Funds Index
     VP - Fundamental Value Fund                                                      $   435,773
 RiverSource Partners VP - Select       Lipper Mid-Cap Value Funds Index
     Value Fund                                                                            20,187
 RiverSource Partners VP - Small Cap    Lipper Small-Cap Value Funds Index
     Value Fund                                                                           248,790
 RiverSource VP - Balanced Fund         Lipper Balanced Funds Index                    (1,332,182)
 RiverSource VP - Diversified Equity    Lipper Equity Income Funds Index
     Income Fund                                                                          694,638
 RiverSource VP - Growth Fund           Lipper Large-Cap Growth Funds Index              (698,618)
 RiverSource VP - Large Cap Equity      Lipper Large-Cap Core Funds Index
     Fund                                                                              (3,124,803)
 RiverSource VP - Large Cap Value       Lipper Large-Cap Value Funds Index
     Fund                                                                                 (18,705)
 RiverSource VP - Mid Cap Growth Fund   Lipper Mid-Cap Growth Funds Index                (517,203)
 RiverSource VP - Mid Cap Value Fund    Lipper Mid-Cap Value Funds Index                  103,886
 RiverSource VP - Small Cap Advantage   Lipper Small-Cap Core Funds Index
     Fund                                                                                (189,045)
 Threadneedle VP - Emerging Markets     Lipper Emerging Markets Funds Index
     Fund                                                                                 625,131
 Threadneedle VP - International        Lipper International Large-Cap Core
     Opportunity Fund                   Funds Index                                       434,214




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122  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

The management fee for the year ended Dec. 31, 2008, including the adjustment under the terms of the performance incentive arrangement, if any, is the following percentage of each Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.77%
 RiverSource Partners VP - Select Value Fund                                    0.89%
 RiverSource Partners VP - Small Cap Value Fund                                 0.95%
 RiverSource VP - Balanced Fund                                                 0.42%
 RiverSource VP - Cash Management Fund                                          0.32%
 RiverSource VP - Diversified Bond Fund                                         0.44%
 RiverSource VP - Diversified Equity Income Fund                                0.59%
 RiverSource VP - Global Bond Fund                                              0.66%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.44%
 RiverSource VP - Growth Fund                                                   0.45%
 RiverSource VP - High Yield Bond Fund                                          0.59%
 RiverSource VP - Income Opportunities Fund                                     0.61%
 RiverSource VP - Large Cap Equity Fund                                         0.44%
 RiverSource VP - Large Cap Value Fund                                          0.48%
 RiverSource VP - Mid Cap Growth Fund                                           0.58%
 RiverSource VP - Mid Cap Value Fund                                            0.73%
 RiverSource VP - S&P 500 Index Fund                                            0.22%
 RiverSource VP - Short Duration U.S. Government Fund                           0.48%
 RiverSource VP - Small Cap Advantage Fund                                      0.62%
 Threadneedle VP - Emerging Markets Fund                                        1.15%
 Threadneedle VP - International Opportunity Fund                               0.82%


SUBADVISORY AGREEMENTS
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of Threadneedle VP - Emerging Markets Fund and Threadneedle
VP - International Opportunity Fund.

The Investment Manager had a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund. Effective Dec. 1, 2008, this subadvisory agreement was terminated. Since Dec. 1, 2008, RiverSource Investments has solely managed the Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management L.L.P., each of which subadvise a portion of the assets of RiverSource Partners VP - Select Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., River Road Asset Management, LLC, Denver Investment Advisors LLC and Turner Investment Partners, LLC (Turner Investments), each of which subadvises a portion of the assets of RiverSource Partners VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. Effective June 6, 2008, Turner Investments replaced Franklin Portfolio Associates LLC as a subadvisor to the Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource Partners VP - Fundamental Value Fund.

The Investment Manager contracts with and compensates each subadviser to manage the investment of the respective Fund's assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  123

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund and the percentage for the year ended Dec. 31, 2008, are as follows:

FUND                                                               PERCENTAGE RANGE  PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                  0.060% to 0.030%     0.06%
 RiverSource Partners VP - Select Value Fund                       0.060% to 0.030%     0.06%
 RiverSource Partners VP - Small Cap Value Fund                    0.080% to 0.050%     0.08%
 RiverSource VP - Balanced Fund                                    0.060% to 0.030%     0.06%
 RiverSource VP - Cash Management Fund                             0.060% to 0.030%     0.06%
 RiverSource VP - Diversified Bond Fund                            0.070% to 0.040%     0.06%
 RiverSource VP - Diversified Equity Income Fund                   0.060% to 0.030%     0.05%
 RiverSource VP - Global Bond Fund                                 0.080% to 0.050%     0.08%
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                          0.070% to 0.040%     0.07%
 RiverSource VP - Growth Fund                                      0.060% to 0.030%     0.06%
 RiverSource VP - High Yield Bond Fund                             0.070% to 0.040%     0.07%
 RiverSource VP - Income Opportunities Fund                        0.070% to 0.040%     0.07%
 RiverSource VP - Large Cap Equity Fund                            0.060% to 0.030%     0.05%
 RiverSource VP - Large Cap Value Fund                             0.060% to 0.030%     0.06%
 RiverSource VP - Mid Cap Growth Fund                              0.060% to 0.030%     0.06%
 RiverSource VP - Mid Cap Value Fund                               0.060% to 0.030%     0.06%
 RiverSource VP - S&P 500 Index Fund                               0.060% to 0.030%     0.06%
 RiverSource VP - Short Duration U.S. Government Fund              0.070% to 0.040%     0.07%
 RiverSource VP - Small Cap Advantage Fund                         0.080% to 0.050%     0.08%
 Threadneedle VP - Emerging Markets Fund                           0.080% to 0.050%     0.08%
 Threadneedle VP - International Opportunity Fund                  0.080% to 0.050%     0.08%




--------------------------------------------------------------------------------
124  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

OTHER FEES
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2008, other expenses paid to this company are as follows:

FUND                                                                           AMOUNT
 RiverSource Partners VP - Fundamental Value Fund                             $ 2,705
 RiverSource Partners VP - Select Value Fund                                      265
 RiverSource Partners VP - Small Cap Value Fund                                 4,169
 RiverSource VP - Balanced Fund                                                 7,758
 RiverSource VP - Cash Management Fund                                          3,473
 RiverSource VP - Diversified Bond Fund                                        13,542
 RiverSource VP - Diversified Equity Income Fund                               14,961
 RiverSource VP - Global Bond Fund                                              4,117
 RiverSource VP - Global Inflation Protected Securities Fund                    2,677
 RiverSource VP - Growth Fund                                                   2,454
 RiverSource VP - High Yield Bond Fund                                          4,080
 RiverSource VP - Income Opportunities Fund                                     2,568
 RiverSource VP - Large Cap Equity Fund                                        14,546
 RiverSource VP - Large Cap Value Fund                                             92
 RiverSource VP - Mid Cap Growth Fund                                           2,388
 RiverSource VP - Mid Cap Value Fund                                            1,354
 RiverSource VP - S&P 500 Index Fund                                            1,437
 RiverSource VP - Short Duration U.S. Government Fund                           1,553
 RiverSource VP - Small Cap Advantage Fund                                        819
 Threadneedle VP - Emerging Markets Fund                                        3,248
 Threadneedle VP - International Opportunity Fund                               4,451


COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for each of the Funds at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have agreements with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  125

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds*), including any applicable adjustments under the terms of a performance incentive arrangement, were as follows:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               1.03%
 RiverSource Partners VP - Select Value Fund                                    1.14%
 RiverSource Partners VP - Small Cap Value Fund                                 1.22%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.72%
 RiverSource VP - Large Cap Value Fund                                          0.93%
 RiverSource VP - S&P 500 Index Fund                                            0.51%
 RiverSource VP - Small Cap Advantage Fund                                      0.96%


Under an agreement which was effective until Dec. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.98%
 RiverSource Partners VP - Select Value Fund                                    1.03%
 RiverSource Partners VP - Small Cap Value Fund                                 1.20%
 RiverSource VP - Global Bond Fund                                              0.98%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.72%
 RiverSource VP - Large Cap Value Fund                                          1.05%
 RiverSource VP - Mid Cap Value Fund                                            1.05%
 RiverSource VP - S&P 500 Index Fund                                            0.51%
 RiverSource VP - Small Cap Advantage Fund                                      1.13%


Effective Jan. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

FUND                                                                         PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                               0.99%
 RiverSource Partners VP - Select Value Fund                                    1.14%
 RiverSource Partners VP - Small Cap Value Fund                                 1.20%
 RiverSource VP - Global Bond Fund                                              0.96%
 RiverSource VP - Global Inflation Protected Securities Fund                    0.74%
 RiverSource VP - Large Cap Value Fund                                          1.04%
 RiverSource VP - Mid Cap Growth Fund                                           1.00%
 RiverSource VP - S&P 500 Index Fund                                            0.53%
 RiverSource VP - Small Cap Advantage Fund                                      1.12%


 * In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Funds pay custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Funds paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

TEMPORARY MONEY MARKET FUND GUARANTY PROGRAM
On Oct. 6, 2008, RiverSource VP - Cash Management Fund (Cash Management) applied to participate in the initial term of the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), through Dec. 18, 2008, after obtaining the approval of the Board, including a majority of the independent trustees. On Dec. 2, 2008,

--------------------------------------------------------------------------------
126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT the Board approved Cash Management's filing for participation in an extension of the Program through April 30, 2009. Cash Management filed the extension notice with the U.S. Department of Treasury on Dec. 4, 2008.

The Program covers shareholders of each participating money market fund for amounts they held in such funds as of the close of business on Sept. 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on Sept. 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund after the close of business on Sept. 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on Sept. 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on Sept. 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder who sells all of his or her shares after Sept. 19, 2008 (and before the guarantee is called upon) will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is participating in the Program.

Under the terms of the Program, the guarantee is called upon with respect to a fund if the Board of the Fund makes a determination to liquidate that Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share (a guarantee payment) will be covered by the U.S. Department of Treasury under the Program, subject to the overall amount available to all funds participating in the Program. Guarantee payments under the Program will not exceed the amount available in the Program (at inception of the Program, approximately $50 billion was available to support guarantee payments).

During the year ended Dec 31, 2008, Cash Management paid upfront fees to the U.S. Department of Treasury to participate in the Program. For the initial three-month term of the Program that expired on Dec. 18, 2008, the fee incurred by Cash Management was 0.015% of its net asset value as of the close of business Sept. 19, 2008. The fee to participate in the extended term of the Program through April 30, 2009 required an additional payment in the amount of 0.022% of its net asset value as of Sept. 19, 2008. The fees are being amortized over the period of the participation in the Program and are included as a component of other expenses on Cash Management's Statement of Operations. The cost to participate will be borne by Cash Management without regard to any expense limitation currently in effect, if any. The U.S. Treasury Department has the option to extend the Program beyond April 30, 2009 through the close of business Sept. 19, 2009. If extended, the Board will consider whether Cash Management should continue to participate in the Program and, if so, Cash Management will incur additional participation fees.

3. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2008, cost of purchases and proceeds from sales or maturities of securities aggregated $14,091,332,435 and $13,751,060,343, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT 127 proceeds from sales or maturities of securities (other than short-term obligations, but including any applicable mortgage dollar rolls) aggregated for each Fund are as follows:

FUND                                                          PURCHASES               PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund          $   584,237,691        $   151,160,785
 RiverSource Partners VP - Select Value Fund                    17,921,074             24,446,516
 RiverSource Partners VP - Small Cap Value Fund                970,529,330            685,547,239
 RiverSource VP - Balanced Fund                              1,808,694,955          2,100,556,730
 RiverSource VP - Diversified Bond Fund                     12,238,771,510*        11,155,367,443
 RiverSource VP - Diversified Equity Income Fund             1,801,334,601          1,412,315,563
 RiverSource VP - Global Bond Fund                           1,068,080,617            865,226,792
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                      742,143,059            504,355,505
 RiverSource VP - Growth Fund                                  648,241,330            733,043,249
 RiverSource VP - High Yield Bond Fund                         435,854,694            669,597,839
 RiverSource VP - Income Opportunities Fund                    829,784,159            564,327,319
 RiverSource VP - Large Cap Equity Fund                      2,331,176,298          2,697,196,438
 RiverSource VP - Large Cap Value Fund                          11,259,860             15,526,384
 RiverSource VP - Mid Cap Growth Fund                          301,935,227            401,590,788
 RiverSource VP - Mid Cap Value Fund                           216,634,268            148,605,264
 RiverSource VP - S&P 500 Index Fund                            11,782,154             68,479,760
 RiverSource VP - Short Duration U.S. Government Fund        1,287,691,988          1,330,629,485
 RiverSource VP - Small Cap Advantage Fund                     302,183,082            341,601,596
 Threadneedle VP - Emerging Markets Fund                     1,482,231,538          1,153,644,978
 Threadneedle VP - International Opportunity Fund              527,230,934            744,706,299


 * Including $97,415,406 from RiverSource VP - Core Bond Fund that was acquired in the fund merger as described in Note 10. This amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

Net realized gains and losses on investment sales are determined on an identified cost basis.

Income from securities lending and expenses paid to the Investment Manager as securities lending agent are included in other expenses on the Statement of Operations. For the period from Jan. 1, 2008 to Dec. 31, 2008, these amounts are as follows:

FUND                                                                INCOME         EXPENSES
 RiverSource Partners VP - Small Cap Value Fund                    $450,169         $19,762
 RiverSource VP - Balanced Fund                                     171,445           7,436
 RiverSource VP - Diversified Bond Fund                             287,248          14,636
 RiverSource VP - Diversified Equity Income Fund                    370,944           4,944
 RiverSource VP - Global Bond Fund                                   11,965             739
 RiverSource VP - Global Inflation Protected Securities              17,417             327
 RiverSource VP - Growth Fund                                        99,691           2,280
 RiverSource VP - Large Cap Equity Fund                             387,178          11,044
 RiverSource VP - Mid Cap Growth Fund                               792,942          10,974
 RiverSource VP - Small Cap Advantage Fund                            9,386           2,057
 Threadneedle VP - International Opportunity Fund                   456,330           4,499


The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. Effective Dec. 15, 2008, JPMorgan Chase Bank, N.A. serves as the securities lending agent for each Fund. For the period from Dec. 15, 2008 to Dec. 31, 2008, the Funds had no securities out on loan.


--------------------------------------------------------------------------------
128  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                                                                    YEAR ENDED DEC. 31, 2008
                                                                          ISSUED FOR
                                                                          REINVESTED                 NET INCREASE
FUND                                              SOLD     FUND MERGER  DISTRIBUTIONS    REDEEMED     (DECREASE)
 RiverSource Partners VP - Fundamental
     Value Fund                                56,864,017          N/A       664,659     (4,188,822)   53,339,854
 RiverSource Partners VP - Select Value
     Fund                                         278,631          N/A        17,954       (987,686)     (691,101)
 RiverSource Partners VP - Small Cap Value
     Fund                                      33,790,213          N/A     3,120,502    (10,045,784)   26,864,931
 RiverSource VP - Balanced Fund                   568,180          N/A     7,741,535    (29,962,277)  (21,652,562)
 RiverSource VP - Cash Management Fund        825,622,598          N/A     5,304,687   (494,862,487)  336,064,798
 RiverSource VP - Diversified Bond Fund       135,368,277   10,355,266     1,923,851   (104,935,331)   42,712,063
 RiverSource VP - Diversified Equity Income
     Fund                                      73,251,670          N/A    23,663,738    (35,354,080)   61,561,328
 RiverSource VP - Global Bond Fund             38,333,808          N/A     9,404,572    (28,000,766)   19,737,614
 RiverSource VP - Global Inflation
     Protected Securities Fund                 42,977,261          N/A     2,319,165    (27,365,448)   17,930,978
 RiverSource VP - Growth Fund                   7,279,442          N/A       179,762    (24,633,952)  (17,174,748)
 RiverSource VP - High Yield Bond Fund          1,932,444          N/A       491,029    (53,713,377)  (51,289,904)
 RiverSource VP - Income Opportunities Fund    32,420,102          N/A       184,430    (12,670,595)   19,933,937
 RiverSource VP - Large Cap Equity Fund         1,200,305          N/A    11,952,878    (31,109,979)  (17,956,796)
 RiverSource VP - Large Cap Value Fund            313,431          N/A        39,114       (839,498)     (486,953)
 RiverSource VP - Mid Cap Growth Fund             478,438          N/A       296,346    (10,551,374)   (9,776,590)
 RiverSource VP - Mid Cap Value Fund           11,668,838          N/A     6,613,416     (3,566,986)   14,715,268
 RiverSource VP - S&P 500 Index Fund            2,352,499          N/A     1,442,728    (10,063,689)   (6,268,462)
 RiverSource VP - Short Duration U.S.
     Government Fund                           14,845,146          N/A        76,993    (11,569,760)    3,352,379
 RiverSource VP - Small Cap Advantage Fund        310,835          N/A     1,519,809     (4,926,269)   (3,095,625)
 Threadneedle VP - Emerging Markets Fund       34,518,845          N/A     8,742,752     (4,674,312)   38,587,285
 Threadneedle VP - International
     Opportunity Fund                             594,878          N/A     1,561,014    (21,003,665)  (18,847,773)



                                                                    YEAR ENDED DEC. 31, 2007
                                                                    ISSUED FOR
                                                                    REINVESTED                 NET INCREASE
FUND                                                     SOLD     DISTRIBUTIONS    REDEEMED     (DECREASE)
 RiverSource Partners VP - Fundamental Value Fund     53,598,104       677,494    (20,475,130)   33,800,468
 RiverSource Partners VP - Select Value Fund             564,929       289,050       (876,727)      (22,748)
 RiverSource Partners VP - Small Cap Value Fund       36,419,626     1,850,050     (4,679,690)   33,589,986
 RiverSource VP - Balanced Fund                        2,459,988     6,372,138    (26,741,652)  (17,909,526)
 RiverSource VP - Cash Management Fund               646,410,357    60,311,354   (424,073,689)  282,648,022
 RiverSource VP - Diversified Bond Fund              161,391,625    16,906,002    (25,944,477)  152,353,150
 RiverSource VP - Diversified Equity Income Fund      45,005,746     6,881,359    (23,461,159)   28,425,946
 RiverSource VP - Global Bond Fund                    48,939,084     3,503,265     (6,857,392)   45,584,957
 RiverSource VP - Global Inflation Protected
     Securities Fund                                  44,692,939     1,754,928    (26,281,514)   20,166,353
 RiverSource VP - Growth Fund                          8,442,198       849,574    (12,626,784)   (3,335,012)
 RiverSource VP - High Yield Bond Fund                11,028,504    13,936,184    (42,985,085)  (18,020,397)
 RiverSource VP - Income Opportunities Fund           38,944,286     4,347,222     (8,346,637)   34,944,871
 RiverSource VP - Large Cap Equity Fund                  789,648     2,518,918    (32,921,312)  (29,612,746)
 RiverSource VP - Large Cap Value Fund                   520,083       174,883       (807,183)     (112,217)
 RiverSource VP - Mid Cap Growth Fund                    689,855       591,884    (15,524,515)  (14,242,776)
 RiverSource VP - Mid Cap Value Fund                  15,463,546       499,200    (19,137,712)   (3,174,966)
 RiverSource VP - S&P 500 Index Fund                   2,696,004       964,965     (5,811,566)   (2,150,597)
 RiverSource VP - Short Duration U.S. Government
     Fund                                              7,683,953     2,033,154     (7,618,558)    2,098,549
 RiverSource VP - Small Cap Advantage Fund               338,276       894,358     (4,476,565)   (3,243,931)
 Threadneedle VP - Emerging Markets Fund              14,611,795     2,175,402     (5,570,611)   11,216,586
 Threadneedle VP - International Opportunity Fund      1,602,591       889,158    (20,653,265)  (18,161,516)




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  129

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the year ended Dec. 31, 2008 are as follows:

                                                      Calls                               Puts
------------------------------------------------------------------------------------------------------------------------------------
                                          CONTRACTS          PREMIUMS         CONTRACTS          PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                       10,448         $   843,893           7,676         $   613,799
Opened                                      66,395           3,435,181          18,440           4,880,141
Closed                                     (46,438)         (3,223,934)        (25,764)         (5,289,421)
Expired                                    (30,405)         (1,055,140)           (352)           (204,519)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                           --         $        --              --         $        --
------------------------------------------------------------------------------------------------------------------------------------



Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the year ended Dec. 31, 2008 are as follows:

                                                      Calls                               Puts
------------------------------------------------------------------------------------------------------------------------------------
                                          CONTRACTS          PREMIUMS         CONTRACTS          PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                       16,014         $ 1,293,391          11,892         $   951,863
Opened                                     107,942           5,618,189          29,309           7,807,061
Closed                                     (74,772)         (5,195,288)        (40,631)         (8,427,743)
Expired                                    (49,184)         (1,716,292)           (570)           (331,181)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                           --         $        --              --         $        --
------------------------------------------------------------------------------------------------------------------------------------



Contracts and premiums associated with options contracts written by RiverSource VP - Mid Cap Growth Fund during the year ended Dec. 31, 2008 are as follows:

                                                                              Calls
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CONTRACTS         PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                                    --         $      --
Opened                                                                2,650           317,144
Closed                                                               (2,225)         (269,294)
Expired                                                                (425)          (47,850)
------------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                                                    --         $      --
------------------------------------------------------------------------------------------------------------------------------------



6. AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP - Cash Management Fund, may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2008, are as follows:

FUND                                                           PURCHASES             PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund           $  404,941,476        $  358,695,696
 RiverSource Partners VP - Select Value Fund                    11,746,008            11,199,697
 RiverSource Partners VP - Small Cap Value Fund                506,130,382           550,158,327
 RiverSource VP - Balanced Fund                                572,778,603           615,038,618
 RiverSource VP - Diversified Bond Fund                      2,701,809,812         2,831,964,428
 RiverSource VP - Diversified Equity Income Fund             1,184,404,144         1,140,007,394
 RiverSource VP - Global Bond Fund                             442,618,094           455,705,651
 RiverSource VP - Global Inflation Protected Securities
     Fund                                                      445,176,386           475,485,914
 RiverSource VP - Growth Fund                                  248,884,486           263,950,246
 RiverSource VP - High Yield Bond Fund                         344,041,177           348,787,616
 RiverSource VP - Income Opportunities Fund                    430,435,578           441,597,754
 RiverSource VP - Large Cap Equity Fund                      1,242,491,824         1,443,712,585
 RiverSource VP - Large Cap Value Fund                           5,480,730             5,954,870
 RiverSource VP - Mid Cap Growth Fund                          183,859,406           212,207,429
 RiverSource VP - Mid Cap Value Fund                           114,279,579           114,786,278
 RiverSource VP - S&P 500 Index Fund                            63,729,743            67,402,517
 RiverSource VP - Short Duration U.S. Government Fund          288,295,909           255,510,665


--------------------------------------------------------------------------------
130  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

FUND                                                           PURCHASES             PROCEEDS
 RiverSource VP - Small Cap Advantage Fund                      61,660,381            61,076,657
 Threadneedle VP - Emerging Markets Fund                       739,663,509           756,516,930
 Threadneedle VP - International Opportunity Fund              430,894,641           462,071,946


At Dec. 31, 2008, the income distributions received with respect to each Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and each Fund's invested balance in RiverSource Short-Term Cash Fund can be found in the Portfolio of Investments.

7. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Each Fund had no borrowings during the year ended Dec. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, each Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby each Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. As of Dec. 31, 2008, RiverSource VP - Cash Management Fund (Cash Management) held remaining SIV positions in WhistleJacket Capital LLC (WJC). As of Dec. 31, 2008, Cash Management valued these WJC positions at $9.2 million, representing 0.55% of Cash Management's net assets.

WJC breached a financial covenant on Feb. 11, 2008 relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of receivers on Feb. 12, 2008. On Feb. 15, 2008, the receivers declared WJC to be insolvent. Cash Management's two remaining positions in WJC went into default as of their respective maturity dates, Feb. 25, 2008 ($2 million) and March 20, 2008 ($10 million). Subsequently, Cash Management received a partial payment of $2.8 million from WJC on Oct. 27, 2008 reducing the remaining WJC outstanding principal amounts to $9.2 million. The receivers continue to develop a restructuring plan, which will likely result in Cash Management receiving less than the remaining principal on its investment. Accordingly, these holdings have been determined to be illiquid.

On Aug. 28, 2007, Cheyne breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne to be insolvent. On April 17, 2008, Cash Management received a partial payment from Cheyne of $0.4 million, reducing the outstanding principal that was in default as of its Oct. 18, 2007 maturity date from $2 million to $1.6 million. On July 24, 2008, Cash Management elected to receive an additional cash payment in the amount of $0.9 million as one of the available options in accordance with the plan of liquidation of the Cheyne obligations. The resulting realized loss of $0.7 million is reported in Cash Management's Statement of Operations. The loss was not material to Cash Management's $1 net asset value per share.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  131

With the exception of Cheyne Finance (Cheyne), all other SIVs held by Cash Management during the year ended Dec. 31, 2008 matured and all interest and principal payments were received on a timely basis as follows:

                                                                 MATURITY            PRINCIPAL
                                                                   DATE           ($ IN MILLIONS)
 Cullinan Finance                                               04/25/2008              $10
                                                                04/28/2008                4
 K2 (USA) LLC                                                   04/21/2008               15
 Sedna Finance                                                  01/18/2008                8
 Sigma Finance                                                  04/18/2008               15
                                                                04/23/2008               15
                                                                06/06/2008               10


Pursuant to Cash Management's pricing procedures, securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Rule 2a-7 also requires periodic monitoring ("Shadow Pricing") of the deviation between the net asset value per share of Cash Management using the amortized cost method and the net asset value determined based on fair value to ensure that the amortized cost method continues to provide a net asset value for Cash Management in accordance with Rule 2a-7.

As of Dec. 31, 2008, Cash Management carried its investment in WJC at amortized cost of $9.2 million. At that date, for purposes of the Rule 2a-7 monitoring procedure described above, the fair value of WJC was determined to be $7.6 million. As of Feb. 10, 2009, WJC was carried at amortized cost of $9.2 million and the fair value of WJC was determined to be $7.6 million.

As of Dec. 31, 2008 and Feb. 10, 2009, the fair value of Cash Management's investments (including SIVs) continued to support the use of amortized cost, in accordance with Rule 2a-7. For the year ended Dec. 31, 2008 and continuing through Feb. 10, 2009 all investments held by Cash Management, including SIVs, were valued at amortized cost in compliance with 2a-7 procedures. In addition, for the same time periods the deviations resulting from the Shadow Pricing procedure were not material to Cash Management's $1 net asset value per share.

9. REIMBURSEMENT FROM AFFILIATE

On September 15, 2008, Lehman Brothers Holdings Inc. (Lehman Brothers) filed a Chapter 11 bankruptcy petition. At that time, RiverSource VP - Cash Management Fund (Cash Management) owned $10 million in medium term commercial paper issued by Lehman Brothers (the Lehman Notes). The value of the Lehman Notes declined following Lehman Brothers filing of its bankruptcy petition. From September 16, 2008 through Sept. 30, 2008, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of Cash Management's Investment Manager, RiverSource Investments, LLC, purchased the total $10 million par of the Lehman Notes from Cash Management for cash at a price equal to amortized cost plus accrued interest in accordance with Rule 17a-9 of the Investment Company Act of 1940. The amount shown in Cash Management's Statement of Operations as a reimbursement from affiliate is equal to the difference between the fair value of the Lehman Notes at purchase date and the cash received from Ameriprise Financial.

10. FUND MERGER

RIVERSOURCE VP - DIVERSIFIED BOND FUND
At the close of business on March 7, 2008, RiverSource VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Core Bond Fund. This reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource VP - Diversified Bond Fund immediately before the acquisition were $4,408,130,558 and the combined net assets immediately after the acquisition were $4,515,177,559.

The merger was accomplished by a tax-free exchange of 11,005,013 shares of RiverSource VP - Core Bond Fund valued at $107,047,001.

In exchange for the RiverSource VP - Core Bond Fund shares and net assets, RiverSource VP - Diversified Bond Fund issued 10,355,266 shares.

RiverSource VP - Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $107,047,001, which includes $108,711,215 of capital stock, ($1,189,750) of unrealized depreciation, ($432,430) of accumulated net realized loss and ($42,034) of excess distributions over net investment income.


--------------------------------------------------------------------------------
132  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

11. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2008 were as follows:

FUND                                                                          CARRY-OVER
 RiverSource VP - Cash Management Fund                                       $    284,004
 RiverSource VP - Diversified Bond Fund                                        37,404,804
 RiverSource VP - Global Bond Fund                                              1,831,823
 RiverSource VP - High Yield Bond Fund                                        279,490,115
 RiverSource VP - Income Opportunities Fund                                    46,796,610
 RiverSource VP - Short Duration U.S. Government Fund                           7,300,182
 Threadneedle VP - Emerging Markets Fund                                      113,436,613
 Threadneedle VP - International Opportunity Fund                             239,581,213


At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                  2009               2010                2011
 RiverSource VP - Diversified Bond Fund           $ 9,863,475        $ 15,651,826        $ 4,231,263
 RiverSource VP - High Yield Bond Fund             99,499,045         106,316,241                 --
 Threadneedle VP - International
     Opportunity Fund                              98,876,953          90,583,080         21,881,478



FUND                                     2012         2013          2014          2015           2016
 RiverSource VP - Cash Management
     Fund                              $     --    $      150    $       --    $    1,337    $    282,517
 RiverSource VP - Diversified Bond
     Fund                                    --     7,658,240*           --            --              --
 RiverSource VP - Global Bond Fund           --            --            --            --       1,831,823
 RiverSource VP - High Yield Bond
     Fund                                    --       760,493            --            --      72,914,336
 RiverSource VP - Income
     Opportunities Fund                      --            --            --     1,606,700      45,189,910
 RiverSource VP - Short Duration
     U.S. Government Fund               275,317     3,894,750     3,130,115            --              --
 Threadneedle VP - Emerging Markets
     Fund                                    --            --            --            --     113,436,613
 Threadneedle VP - International
     Opportunity Fund                        --            --            --            --      28,239,702


* Includes $112,074 acquired in connection with the fund merger (Note 10).

Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between Nov. 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Dec. 31, 2008, post-October losses that are treated as occurring on Jan. 1, 2009 were as follows:

FUND                                                                       POST-OCTOBER LOSS
 RiverSource Partners VP - Cash Management Fund                               $    504,607
 RiverSource VP - Diversified Bond Fund                                         92,939,685
 RiverSource VP - Global Inflation Protected Securities Fund                     3,700,205
 RiverSource VP - High Yield Bond Fund                                          15,436,890
 RiverSource VP - Income Opportunities Fund                                     19,339,816
 RiverSource VP - Short Duration U.S. Government Fund                            4,008,784
 Threadneedle VP - Emerging Markets Fund                                       102,755,400
 Threadneedle VP - International Opportunity Fund                               62,943,431


The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  133

12. RISKS RELATING TO CERTAIN INVESTMENTS

For RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund:

DIVERSIFICATION RISK
The Funds are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund:

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

For RiverSource VP - Global Inflation Protected Securities Fund:

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent

--------------------------------------------------------------------------------
134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  135

14. FINANCIAL HIGHLIGHTS

RiverSource Partners VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                              YEAR ENDED DEC.   PERIOD ENDED  YEAR ENDED
                                                                    31,           DEC. 31,     AUG. 31,
                                                               2008      2007      2006(b)      2006(c)
Net asset value, beginning of period                          $11.20    $10.92     $10.03       $10.06
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .06       .11        .03          .02
Net gains (losses) (both realized and unrealized)              (4.35)      .30        .91         (.03)
--------------------------------------------------------------------------------------------------------
Total from investment operations                               (4.29)      .41        .94         (.01)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (.00)(d)  (.11)      (.02)        (.02)
Distributions from realized gains                               (.09)     (.02)      (.02)          --
Tax return of capital                                             --        --       (.01)          --
--------------------------------------------------------------------------------------------------------
Total distributions                                             (.09)     (.13)      (.05)        (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $6.82    $11.20     $10.92       $10.03
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                         $842      $786       $397         $232
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/reimbursement(e),(f)    1.06%      .99%      1.02%(g)     1.15%(g)
--------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/reimbursement(e),(f),(h)     1.03%      .99%      1.02%(g)     1.07%(g)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    .81%     1.03%       .83%(g)     1.27%(g)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          18%       12%         3%           3%
--------------------------------------------------------------------------------------------------------
Total return(i)                                              (38.58%)    3.84%      9.30%(j)     (.05%)(j)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d)   Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)   Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(j)   Not annualized.



--------------------------------------------------------------------------------
136  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                 $10.69  $11.37     $11.72     $11.45   $9.95   $9.98
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .16     .11        .04        .25     .05     .02
Net gains (losses) (both realized and unrealized)     (4.05)    .59        .79        .44    1.55    (.03)
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (3.89)    .70        .83        .69    1.60    (.01)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --    (.13)      (.03)      (.25)   (.05)   (.02)
Distributions from realized gains                      (.08)  (1.25)     (1.15)      (.17)   (.05)     --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.08)  (1.38)     (1.18)      (.42)   (.10)   (.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.72  $10.69     $11.37     $11.72  $11.45   $9.95
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $12     $27        $28        $27     $23      $9
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          4.35%   2.09%      1.22%(f)   1.19%   1.17%   1.97%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                      1.14%   1.05%      1.09%(f)   1.08%   1.15%   1.15%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.57%    .88%       .95%(f)   2.19%    .45%    .50%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 96%     93%       112%        35%     31%     13%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (36.58%)  6.03%      7.13%(i)   6.17%  16.18%   (.11%)(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  137

RiverSource Partners VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                        PERIOD ENDED
                                                   YEAR ENDED DEC. 31,    DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008        2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $13.63      $14.89     $15.06     $14.46  $13.10  $11.39
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08         .11        .02        .06     .02    (.02)
Net gains (losses) (both realized and unrealized)    (4.26)       (.81)      1.46       1.61    2.53    1.92
------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.18)       (.70)      1.48       1.67    2.55    1.90
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)       (.12)      (.02)      (.06)   (.01)     --
Distributions from realized gains                     (.46)       (.44)     (1.63)     (1.01)  (1.18)   (.19)
------------------------------------------------------------------------------------------------------------
Total distributions                                   (.47)       (.56)     (1.65)     (1.07)  (1.19)   (.19)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.98      $13.63     $14.89     $15.06  $14.46  $13.10
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $916      $1,024       $619       $549    $412    $229
------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.27%       1.28%      1.32%(e)   1.28%   1.28%   1.27%
------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                     1.22%       1.23%      1.26%(e)   1.24%   1.28%   1.27%
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .84%        .73%       .48%(e)    .41%    .12%   (.20%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%         58%        23%       102%     65%     84%
------------------------------------------------------------------------------------------------------------
Total return(g)                                    (31.57%)(h)  (4.90%)     9.99%(h)  12.28%  20.02%  16.78%
------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)   Includes the impact of a performance incentive adjustment, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
138  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $15.09  $15.61     $15.44     $15.18  $14.17  $13.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .46     .43        .13        .41     .35     .31
Net gains (losses) (both realized and unrealized)     (4.72)   (.16)      1.04        .72    1.02    1.17
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.26)    .27       1.17       1.13    1.37    1.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.03)   (.45)      (.10)      (.41)   (.36)   (.31)
Distributions from realized gains                      (.91)   (.34)      (.90)      (.46)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.94)   (.79)     (1.00)      (.87)   (.36)   (.31)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.89  $15.09     $15.61     $15.44  $15.18  $14.17
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $921  $1,731     $2,071     $2,046  $2,437  $2,664
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .71%    .80%       .84%(e)    .77%    .82%    .78%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          3.27%   2.65%      2.43%(e)   2.63%   2.34%   2.16%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             131%    118%        38%       130%    131%    133%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (29.92%)  1.74%      7.73%(h)   7.76%   9.68%  11.39%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  139

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED DEC.  PERIOD ENDED
                                                            31,          DEC. 31,    YEAR ENDED AUG. 31,
                                                       2008     2007      2006(b)     2006   2005   2004
Net asset value, beginning of period                   $1.00    $1.00      $1.00     $1.00  $1.00  $1.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .02      .05        .02       .04    .02     --
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.02)    (.05)      (.02)     (.04)  (.02)    --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.00    $1.00      $1.00     $1.00  $1.00  $1.00
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $1,673   $1,338     $1,055      $999   $688   $773
--------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                   .62%     .60%       .60%(e)   .67%   .70%   .69%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                           2.27%    4.72%      4.66%(e)  4.01%  1.88%   .47%
--------------------------------------------------------------------------------------------------------
Total return(f)                                        2.31%(g) 4.75%      1.54%(h)  4.01%  1.92%   .48%
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) During the year ended Dec. 31, 2008, the Fund received a reimbursement from an affiliate. Had the Fund not received this reimbursement, the total return would have been lower by 0.57%.
(h)   Not annualized.



--------------------------------------------------------------------------------
140  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008     2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $10.50   $10.47     $10.39     $10.66  $10.62  $10.40
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .50      .50        .16        .43     .39     .38
Net gains (losses) (both realized and unrealized)    (1.15)     .03        .08       (.27)    .06     .22
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (.65)     .53        .24        .16     .45     .60
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)    (.49)      (.16)      (.43)   (.41)   (.38)
Tax return of capital                                   --     (.01)        --         --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (.05)    (.50)      (.16)      (.43)   (.41)   (.38)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.80   $10.50     $10.47     $10.39  $10.66  $10.62
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $4,480   $4,353     $2,745     $2,325  $1,824  $1,696
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .72%     .74%       .74%(e)    .80%    .82%    .81%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.77%    4.79%      4.57%(e)   4.15%   3.65%   3.60%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               231%(f)  289%       109%       292%    293%    295%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (6.32%)   5.20%      2.32%(h)   1.58%   4.27%   5.84%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 120% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  141

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $16.24  $15.48     $15.09     $13.83  $11.17   $9.65
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .23     .24        .07        .23     .20     .17
Net gains (losses) (both realized and unrealized)     (6.35)    .98       1.33       1.80    2.65    1.51
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (6.12)   1.22       1.40       2.03    2.85    1.68
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)   (.25)      (.05)      (.22)   (.19)   (.16)
Distributions from realized gains                     (1.27)   (.21)      (.96)      (.55)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (1.28)   (.46)     (1.01)      (.77)   (.19)   (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.84  $16.24     $15.48     $15.09  $13.83  $11.17
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $2,765  $4,079     $3,446     $2,877  $1,679    $843
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .86%    .86%       .91%(e)    .91%    .84%    .86%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.03%   1.47%      1.39%(e)   1.61%   1.66%   1.77%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 41%     29%         5%        27%     25%     19%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (40.47%)  8.02%      9.37%(g)  15.19%  25.59%  17.53%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
142  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                     2008     2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                $11.32   $10.90     $10.79     $11.02  $10.82  $10.40
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .42      .38        .12        .30     .34     .35
Net gains (losses) (both realized and unrealized)     (.46)     .44        .11       (.17)    .39     .73
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (.04)     .82        .23        .13     .73    1.08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.77)    (.40)      (.12)      (.31)   (.53)   (.66)
Distributions from realized gains                     (.01)      --         --       (.05)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (.78)    (.40)      (.12)      (.36)   (.53)   (.66)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.50   $11.32     $10.90     $10.79  $11.02  $10.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,439   $1,328       $782       $692    $575    $409
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .97%    1.00%      1.00%(e)   1.06%   1.08%   1.08%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.56%    3.45%      3.22%(e)   2.85%   2.63%   2.76%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                62%      69%        20%        65%     79%    105%
---------------------------------------------------------------------------------------------------------
Total return(f)                                      (.44%)   7.65%      2.15%(g)   1.27%   6.75%  10.57%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  143

RiverSource VP - Global Inflation Protected Securities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                       YEAR ENDED DEC.   PERIOD ENDED    YEAR ENDED AUG.
                                                             31,           DEC. 31,            31,
                                                        2008     2007       2006(b)      2006    2005(c)
Net asset value, beginning of period                   $10.28    $9.76      $10.04      $10.19    $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .43      .52         .06         .47       .32
Net gains (losses) (both realized and unrealized)        (.40)     .24        (.10)       (.26)      .19
--------------------------------------------------------------------------------------------------------
Total from investment operations                          .03      .76        (.04)        .21       .51
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.25)    (.24)       (.24)       (.34)     (.32)
Distributions from realized gains                          --       --          --        (.02)       --
--------------------------------------------------------------------------------------------------------
Total distributions                                      (.25)    (.24)       (.24)       (.36)     (.32)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.06   $10.28       $9.76      $10.04    $10.19
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $983     $820        $582        $403      $116
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                             .73%     .74%        .72%(f)     .77%      .87%(f)
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                         .72%     .72%        .72%(f)     .72%      .75%(f)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.95%    4.50%       1.09%(f)    4.23%     3.42%(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   54%      80%         --%         75%       29%
--------------------------------------------------------------------------------------------------------
Total return(h)                                          .14%    7.93%       (.49%)(i)   2.18%     5.22%(i)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.


--------------------------------------------------------------------------------
144  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP -  Growth Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                     YEAR ENDED DEC.  PERIOD ENDED
                                                           31,          DEC. 31,     YEAR ENDED AUG. 31,
                                                       2008     2007     2006(b)     2006   2005    2004
Net asset value, beginning of period                   $7.65   $7.50      $6.93     $6.61   $5.69  $5.45
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .10     .08        .01       .06     .03    .02
Net gains (losses) (both realized and unrealized)      (3.48)    .15        .57       .33     .91    .24
--------------------------------------------------------------------------------------------------------
Total from investment operations                       (3.38)    .23        .58       .39     .94    .26
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.02)   (.08)      (.01)     (.07)   (.02)  (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $4.25   $7.65      $7.50     $6.93   $6.61  $5.69
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $275    $627       $640      $612    $392   $261
--------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                   .75%    .89%      1.01%(e)   .91%    .92%   .85%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                           1.36%   1.01%       .59%(e)  1.04%    .42%   .27%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 150%    116%        30%      156%    154%   192%
--------------------------------------------------------------------------------------------------------
Total return(f)                                      (44.35%)  3.07%      8.27%(g)  5.79%  16.74%  4.64%
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  145

RiverSource VP - High Yield Bond Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                  $6.48   $6.85      $6.68      $6.76   $6.60   $6.22
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .66     .50        .16        .47     .44     .47
Net gains (losses) (both realized and unrealized)     (2.28)   (.37)       .19       (.09)    .16     .38
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.62)    .13        .35        .38     .60     .85
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)   (.50)      (.18)      (.46)   (.44)   (.47)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.84   $6.48      $6.85      $6.68   $6.76   $6.60
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $522  $1,032     $1,216     $1,192  $1,246  $1,130
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .89%    .87%       .88%(e)    .87%    .83%    .82%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          8.84%   7.38%      7.35%(e)   7.02%   6.58%   7.30%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 58%     84%        29%       106%    106%    139%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (25.19%)  1.86%      5.43%(g)   5.76%   9.31%  14.03%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
146  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                  $9.86  $10.32     $10.08     $10.39  $10.29    $9.93
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .69     .70        .22        .64     .59      .15
Net gains (losses) (both realized and unrealized)     (2.54)   (.44)       .24       (.26)    .18      .36
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.85)    .26        .46        .38     .77      .51
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)   (.68)      (.22)      (.64)   (.59)    (.15)
Distributions from realized gains                        --    (.02)        --       (.05)   (.08)      --
Tax return of capital                                    --    (.02)        --         --      --       --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.02)   (.72)      (.22)      (.69)   (.67)    (.15)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.99   $9.86     $10.32     $10.08  $10.39   $10.29
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $755    $736       $409       $259     $45      $16
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                           .92%    .91%       .90%(f)    .96%   1.03%    1.55%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                       .92%    .91%       .90%(f)    .96%    .99%     .99%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          8.04%   6.89%      6.72%(f)   6.39%   5.69%    6.03%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 76%     98%        29%        87%     93%      36%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (18.82%)  2.65%      4.66%(i)   3.76%   7.73%    5.17%(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  147

RiverSource VP - Large Cap Equity Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $25.27  $25.04     $22.91     $21.48  $19.32  $18.04
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .38     .35        .09        .29     .24     .14
Net gains (losses) (both realized and unrealized)    (10.22)    .39       2.10       1.43    2.15    1.28
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (9.84)    .74       2.19       1.72    2.39    1.42
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.04)   (.34)      (.06)      (.29)   (.23)   (.14)
Distributions from realized gains                     (2.13)   (.17)        --         --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (2.17)   (.51)      (.06)      (.29)   (.23)   (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26  $25.27     $25.04     $22.91  $21.48  $19.32
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $1,349  $3,023     $3,737     $3,733  $2,510  $2,535
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                  .72%    .86%       .83%(e)    .82%    .80%    .85%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.77%   1.29%      1.16%(e)   1.30%   1.13%    .72%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                109%     66%        21%        85%    132%    114%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (42.16%)  2.93%      9.59%(g)   8.02%  12.42%   7.87%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
148  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005   2004(c)
Net asset value, beginning of period                 $11.12  $12.23     $11.71     $10.99  $10.00    $9.99
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .21     .17        .05        .17     .14      .05
Net gains (losses) (both realized and unrealized)     (4.52)   (.22)      1.13        .98    1.06      .02
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.31)   (.05)      1.18       1.15    1.20      .07
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)   (.17)      (.05)      (.17)   (.14)    (.06)
Distributions from realized gains                      (.21)   (.89)      (.61)      (.26)   (.07)      --
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.22)  (1.06)      (.66)      (.43)   (.21)    (.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.59  $11.12     $12.23     $11.71  $10.99   $10.00
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $10     $22        $25        $21     $15       $7
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          1.28%   1.08%      1.23%(f)   1.20%   2.55%    2.85%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                       .93%   1.04%      1.05%(f)   1.02%   1.05%    1.05%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.08%   1.35%      1.33%(f)   1.55%   1.37%    1.03%(f)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 75%     39%        13%        49%     52%      24%
----------------------------------------------------------------------------------------------------------
Total return(h)                                     (39.46%)  (.46%)    10.15%(i)  10.75%  12.04%     .69%(i)
----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  149

RiverSource VP - Mid Cap Growth Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $12.85  $11.42     $10.96     $12.43  $10.11  $10.09
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .00(c) (.02)       .03       (.01)   (.04)   (.05)
Net gains (losses) (both realized and unrealized)     (5.74)   1.58        .91       (.44)   2.36     .07
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (5.74)   1.56        .94       (.45)   2.32     .02
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    .00(c) (.01)      (.03)        --      --      --
Distributions from realized gains                      (.07)   (.12)      (.45)     (1.02)     --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.07)   (.13)      (.48)     (1.02)     --      --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.04  $12.85     $11.42     $10.96  $12.43  $10.11
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $256    $593       $690       $709    $255    $225
---------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                  .88%    .86%       .88%(f)    .92%    .82%    .85%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.01%)  (.12%)      .70%(f)   (.14%)  (.32%)  (.49%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 70%     93%        24%        43%     34%     25%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (44.84%) 13.74%      8.54%(h)  (4.43%) 23.03%    .13%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)   Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
150  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                       YEAR ENDED DEC.   PERIOD ENDED    YEAR ENDED AUG.
                                                             31,           DEC. 31,            31,
                                                        2008     2007       2006(b)      2006    2005(c)
Net asset value, beginning of period                   $14.60   $13.49      $12.65      $11.42    $10.15
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .08      .10         .05         .09       .01
Net gains (losses) (both realized and unrealized)       (5.52)    1.29         .98        1.27      1.28
--------------------------------------------------------------------------------------------------------
Total from investment operations                        (5.44)    1.39        1.03        1.36      1.29
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       --     (.11)       (.05)       (.09)     (.02)
Distributions from realized gain                        (2.82)    (.17)       (.14)       (.04)       --
--------------------------------------------------------------------------------------------------------
Total distributions                                     (2.82)    (.28)       (.19)       (.13)     (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.34   $14.60      $13.49      $12.65    $11.42
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $247     $355        $370        $228        $7
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                            1.04%    1.03%       1.07%(f)    1.44%     2.97%(f)
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)                        1.04%    1.03%       1.07%(f)    1.11%     1.08%(f)
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                            1.01%     .72%       1.23%(f)    1.02%      .62%(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%      77%          4%         60%        7%
--------------------------------------------------------------------------------------------------------
Total return(h)                                       (45.10%)  10.35%       8.07%(i)   11.93%    12.70%(i)
--------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)   Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  151

RiverSource VP - S&P 500 Index Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                  YEAR ENDED DEC.   PERIOD ENDED
                                                        31,           DEC. 31,        YEAR ENDED AUG. 31,
                                                    2008     2007      2006(b)      2006     2005     2004
Net asset value, beginning of period                $9.83   $9.59       $8.85      $8.30     $7.54    $6.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16     .15         .04        .13       .13      .09
Net gains (losses) (both realized and
 unrealized)                                        (3.69)    .33         .77        .57       .76      .66
-----------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.53)    .48         .81        .70       .89      .75
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)   (.17)       (.03)      (.13)     (.13)    (.09)
Distributions from realized gains                    (.33)   (.07)       (.04)      (.02)       --       --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.34)   (.24)       (.07)      (.15)     (.13)    (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.96   $9.83       $9.59      $8.85     $8.30    $7.54
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $193    $380        $392       $367      $367     $283
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .54%    .52%        .51%(e)    .53%      .56%     .57%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                     .51%    .50%(g)     .50%(e)    .50%      .50%     .49%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%   1.48%       1.44%(e)   1.46%     1.65%    1.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                4%      4%          2%         6%        5%      --%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                   (37.10%)  5.01%       9.27%(i)   8.38%(j) 11.98%   10.84%
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Prior to rounding, the ratio of net expenses to average net assets after expense waiver/reimbursement was 0.495% for the year ended Dec. 31, 2007.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)   Not annualized.
(j) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.



--------------------------------------------------------------------------------
152  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP -  Short Duration U.S. Government Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                  YEAR ENDED DEC.   PERIOD ENDED
                                                        31,           DEC. 31,        YEAR ENDED AUG. 31,
                                                   2008     2007       2006(b)      2006     2005     2004
Net asset value, beginning of period              $10.23   $10.13      $10.11      $10.21   $10.34   $10.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .32      .42         .13         .36      .27      .25
Net gains (losses) (both realized and
 unrealized)                                        (.58)     .10         .02        (.10)    (.13)    (.07)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                    (.26)     .52         .15         .26      .14      .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.02)    (.42)       (.13)       (.36)    (.27)    (.25)
Distributions from realized gains                     --       --          --          --       --     (.05)
-----------------------------------------------------------------------------------------------------------
Total distributions                                 (.02)    (.42)       (.13)       (.36)    (.27)    (.30)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.95   $10.23      $10.13      $10.11   $10.21   $10.34
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $503     $483        $457        $463     $484     $506
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                               .79%     .79%        .77%(e)     .82%     .83%     .82%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.19%    4.17%       3.97%(e)    3.55%    2.67%    2.36%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                          314%     213%         58%        236%     171%     135%
-----------------------------------------------------------------------------------------------------------
Total return(g)                                   (2.64%)   5.33%       1.55%(h)    2.61%    1.43%    1.70%
-----------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 190% for the year ended Dec. 31, 2008.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  153

RiverSource VP - Small Cap Advantage Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $11.80  $13.03     $13.80     $15.11  $12.64  $11.25
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .02     .01        .01         --    (.04)   (.05)
Net gains (losses) (both realized and unrealized)     (4.23)   (.52)      1.11        .61    3.14    1.44
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (4.21)   (.51)      1.12        .61    3.10    1.39
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --    (.02)      (.01)        --      --      --
Distributions from realized gains                     (1.10)   (.70)     (1.88)     (1.92)   (.63)     --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (1.10)   (.72)     (1.89)     (1.92)   (.63)     --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.49  $11.80     $13.03     $13.80  $15.11  $12.64
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $68    $161       $220       $218    $235    $184
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          1.06%   1.01%      1.08%(e)   1.06%   1.07%   1.10%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                       .96%   1.01%      1.08%(e)   1.06%   1.07%   1.10%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                           .19%    .06%       .22%(e)   (.02%)  (.28%)  (.42%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                269%    150%        74%       132%    112%    104%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (38.59%) (4.19%)     8.14%(h)   4.40%  24.88%  12.40%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
154  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - Emerging Markets Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $22.49  $17.35     $16.32     $13.14   $9.80   $8.44
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .16     .14       (.02)       .09     .06     .09
Net gains (losses) (both realized and unrealized)    (10.66)   6.11       3.21       3.85    3.72    1.39
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (10.50)   6.25       3.19       3.94    3.78    1.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.12)   (.11)        --       (.06)   (.06)   (.12)
Distributions from realized gains                     (3.11)  (1.00)     (2.16)      (.70)   (.38)     --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (3.23)  (1.11)     (2.16)      (.76)   (.44)   (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.76  $22.49     $17.35     $16.32  $13.14   $9.80
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $713    $962       $548       $427    $192     $46
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          1.61%   1.50%      1.51%(e)   1.54%   1.55%   1.67%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)                      1.61%   1.50%      1.51%(e)   1.54%   1.55%   1.61%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.06%    .73%      (.36%)(e)   .68%    .58%    .65%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                140%    124%        46%       146%    120%    117%
---------------------------------------------------------------------------------------------------------
Total return(g)                                     (53.71%) 38.11%     20.17%(h)  30.97%  39.60%  17.63%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)   Not annualized.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  155

Threadneedle VP - International Opportunity Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    YEAR ENDED DEC.  PERIOD ENDED
                                                          31,          DEC. 31,      YEAR ENDED AUG. 31,
                                                      2008    2007      2006(b)     2006    2005    2004
Net asset value, beginning of period                 $14.71  $13.19     $12.24     $10.02   $8.23   $7.19
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .27     .13        .02        .12     .11     .08
Net gains (losses) (both realized and unrealized)     (6.12)   1.53       1.04       2.27    1.80    1.05
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (5.85)   1.66       1.06       2.39    1.91    1.13
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.28)   (.14)      (.10)      (.17)   (.12)   (.09)
Tax return of capital                                    --      --       (.01)        --      --      --
---------------------------------------------------------------------------------------------------------
Total distributions                                    (.28)   (.14)      (.11)      (.17)   (.12)   (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.58  $14.71     $13.19     $12.24  $10.02   $8.23
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $535  $1,195     $1,311     $1,266  $1,184    $974
---------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 1.15%   1.01%      1.08%(e)   1.12%   1.04%    .98%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          2.21%    .94%       .55%(e)   1.04%   1.19%    .99%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 61%     94%        20%        74%     90%    142%
---------------------------------------------------------------------------------------------------------
Total return(f)                                     (40.43%) 12.68%      8.72%(g)  23.82%  23.29%  15.77%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)   Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)   Not annualized.



--------------------------------------------------------------------------------
156  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Fundamental Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (90.7%)
ISSUER                 SHARES          VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel
 Service Cl B           81,650       $4,503,814
-----------------------------------------------


AUTOMOBILES (0.8%)
Harley-Davidson        376,480        6,388,866
-----------------------------------------------


BEVERAGES (2.3%)
Diageo ADR             220,280(c)    12,498,687
Heineken Holding       243,376(c)     6,983,211
                                ---------------
Total                                19,481,898
-----------------------------------------------


CAPITAL MARKETS (2.4%)
Bank of New York
 Mellon                553,290       15,674,707
E*TRADE Financial       64,300(b)        73,945
Goldman Sachs Group     31,520        2,659,973
Morgan Stanley          38,710          620,908
State Street            27,180        1,068,989
                                ---------------
Total                                20,098,522
-----------------------------------------------


CHEMICALS (0.5%)
Monsanto                56,800        3,995,880
-----------------------------------------------


COMMERCIAL BANKS (4.7%)
Wells Fargo & Co     1,544,298       39,791,605
-----------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (1.7%)
Iron Mountain          595,179(b)    14,718,777
-----------------------------------------------


COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems          275,480(b)     4,490,324
-----------------------------------------------


COMPUTERS & PERIPHERALS (1.4%)
Dell                   236,200(b)     2,418,688
Hewlett-Packard        251,600        9,130,564
                                ---------------
Total                                11,549,252
-----------------------------------------------


CONSTRUCTION MATERIALS (1.4%)
Martin Marietta
 Materials              42,960        4,170,557
Vulcan Materials       104,580        7,276,676
                                ---------------
Total                                11,447,233
-----------------------------------------------


CONSUMER FINANCE (2.4%)
American Express     1,079,190       20,018,975
Discover Financial
 Services               56,540          538,826
                                ---------------
Total                                20,557,801
-----------------------------------------------


CONTAINERS & PACKAGING (1.5%)
Sealed Air             873,466       13,049,582
-----------------------------------------------


DIVERSIFIED CONSUMER SERVICES (1.6%)
H&R Block              604,280       13,729,242
-----------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America        292,363        3,403,105
Citigroup              272,860        1,830,891
JPMorgan Chase & Co  1,128,700       35,587,910
Moody's                256,370        5,150,473
                                ---------------
Total                                45,972,379
-----------------------------------------------


ELECTRICAL EQUIPMENT (0.1%)
ABB ADR                 80,720(c)     1,211,607
-----------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (1.1%)
Agilent
 Technologies          384,302(b)     6,006,641
Tyco Electronics       224,902(c)     3,645,661
                                ---------------
Total                                 9,652,302
-----------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.5%)
Transocean              97,225(b)     4,593,881
-----------------------------------------------


FOOD & STAPLES RETAILING (7.3%)
Costco Wholesale       819,080       43,001,700
CVS Caremark           591,145       16,989,507
Whole Foods Market      73,730          696,011
                                ---------------
Total                                60,687,218
-----------------------------------------------


FOOD PRODUCTS (0.2%)
Hershey                 57,350        1,992,339
-----------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.5%)
Cardinal Health        178,400        6,149,448
Express Scripts        136,500(b)     7,504,770
UnitedHealth Group     284,810        7,575,946
                                ---------------
Total                                21,230,164
-----------------------------------------------


HOUSEHOLD DURABLES (0.3%)
Garmin                  49,730(c)       953,324
Hunter Douglas          35,774(c)     1,183,011
                                ---------------
Total                                 2,136,335
-----------------------------------------------


HOUSEHOLD PRODUCTS (1.6%)
Procter & Gamble       220,210       13,613,382
-----------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (0.2%)
AES                    214,400(b)     1,766,656
-----------------------------------------------


INDUSTRIAL CONGLOMERATES (1.0%)
Siemens                 49,060(c)     3,717,764
Tyco Intl              221,662(c)     4,787,899
                                ---------------
Total                                 8,505,663
-----------------------------------------------


INSURANCE (11.6%)
American Intl Group    807,320        1,267,492
Berkshire Hathaway
 Cl B                   13,248(b)    42,579,071
Hartford Financial
 Services Group        173,300        2,845,586
Loews                  668,280       18,878,910
Markel                   2,415(b)       722,085
MBIA                    64,600          262,922
NIPPONKOA Insurance    534,200(c)     4,154,139
Principal Financial
 Group                  72,790        1,642,870
Progressive          1,161,891       17,207,606
Sun Life Financial      43,800(c)     1,013,532
Transatlantic
 Holdings              186,413        7,467,705
                                ---------------
Total                                98,041,918
-----------------------------------------------


INTERNET & CATALOG RETAIL (0.6%)
Amazon.com              82,660(b)     4,238,804
Liberty
 Media -- Interact-
 ive Cl A              189,388(b,e)     590,891
                                ---------------
Total                                 4,829,695
-----------------------------------------------


INTERNET SOFTWARE & SERVICES (0.9%)
eBay                   117,430(b)     1,639,323
Google Cl A             19,850(b)     6,106,852
                                ---------------
Total                                 7,746,175
-----------------------------------------------


IT SERVICES (0.2%)
Visa Cl A               27,630        1,449,194
-----------------------------------------------


MACHINERY (0.3%)
PACCAR                  92,470        2,644,642
-----------------------------------------------


MARINE (0.6%)
China Shipping
 Development Series
 H                   1,536,000(c)     1,547,869
Kuehne & Nagel Intl     56,957(c)     3,682,608
                                ---------------
Total                                 5,230,477
-----------------------------------------------


MEDIA (4.6%)
Comcast Special Cl
 A                   1,112,047       17,959,559
Grupo Televisa ADR     573,710(c)     8,571,227
Liberty
 Entertainment
 Series A              151,420(b,e)   2,646,822
News Corp Cl A       1,037,380        9,429,784
WPP ADR                  6,250(c)       184,938
                                ---------------
Total                                38,792,330
-----------------------------------------------


METALS & MINING (0.5%)
BHP Billiton           146,250(c)     2,877,737
Rio Tinto               52,090(c)     1,174,571
                                ---------------
Total                                 4,052,308
-----------------------------------------------


MULTILINE RETAIL (0.1%)
Sears Holdings          12,400(b)       481,988
-----------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  157

RiverSource Partners VP - Fundamental Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES          VALUE(a)


OIL, GAS & CONSUMABLE FUELS (17.0%)
Canadian Natural
 Resources             323,600(c)   $12,937,528
China Coal Energy
 Series H            3,020,900(c)     2,441,387
ConocoPhillips         716,720       37,126,095
Devon Energy           435,080       28,589,107
EOG Resources          371,420       24,729,144
Occidental
 Petroleum             594,340       35,654,457
OGX Petroleo e Gas
 Participacoes           3,100(b,c)     704,985
                                ---------------
Total                               142,182,703
-----------------------------------------------


PAPER & FOREST PRODUCTS (0.5%)
Sino-Forest Cl A       495,300(b,c)   4,022,224
-----------------------------------------------


PERSONAL PRODUCTS (0.3%)
Avon Products          101,870        2,447,936
-----------------------------------------------


PHARMACEUTICALS (1.8%)
Johnson & Johnson       82,550        4,938,967
Schering-Plough        599,300       10,206,079
                                ---------------
Total                                15,145,046
-----------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Brookfield Asset
 Management Cl A       265,940(c)     4,060,904
Hang Lung Group        886,000(c)     2,706,630
                                ---------------
Total                                 6,767,534
-----------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Texas Instruments      751,200       11,658,624
-----------------------------------------------


SOFTWARE (1.9%)
Microsoft              840,110       16,331,738
-----------------------------------------------


SPECIALTY RETAIL (1.6%)
Bed Bath & Beyond      291,330(b)     7,405,609
CarMax                 232,100(b)     1,828,948
Lowe's Companies       215,170        4,630,458
                                ---------------
Total                                13,865,015
-----------------------------------------------


TOBACCO (3.2%)
Altria Group            32,480          489,149
Philip Morris Intl     611,529       26,607,627
                                ---------------
Total                                27,096,776
-----------------------------------------------


TRANSPORTATION INFRASTRUCTURE (0.6%)
China Merchants
 Holdings Intl       2,056,543(c)     4,016,342
COSCO Pacific        1,055,760(c)     1,085,510
                                ---------------
Total                                 5,101,852
-----------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel          747,120(b)     1,367,230
-----------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,102,867,861)             $764,420,127
-----------------------------------------------







BONDS (0.1%)
                  COUPON   PRINCIPAL
ISSUER             RATE      AMOUNT         VALUE(a)
PAPER
Sino-Forest
 08-01-13          5.00%   $1,340,000(c,d)  $935,106
----------------------------------------------------
TOTAL BONDS
(Cost: $1,340,000)                          $935,106
----------------------------------------------------





MONEY MARKET FUND (9.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              75,846,674(f)        $75,846,674
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $75,846,674)                                                       $75,846,674
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,180,054,535)                                                   $841,201,907
-------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 10.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $935,106 or 0.1% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
158  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Fundamental Value Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $804,696,023        $36,505,884           $--          $841,201,907






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  159

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Select Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.0%)
ISSUER                 SHARES     VALUE(a)
AIRLINES (1.1%)
Continental Airlines
 Cl B                   7,100(b)  $128,226
------------------------------------------


AUTO COMPONENTS (1.0%)
BorgWarner              5,500      119,735
------------------------------------------


BEVERAGES (0.8%)
Coca-Cola
 Enterprises            8,200       98,646
------------------------------------------


CAPITAL MARKETS (2.8%)
Invesco                12,030      173,713
State Street            4,100      161,253
                           ---------------
Total                              334,966
------------------------------------------


CHEMICALS (2.0%)
Celanese Series A       4,300       53,449
Intl Flavors &
 Fragrances             3,700      109,964
Terra Inds              4,900       81,683
                           ---------------
Total                              245,096
------------------------------------------


COMMERCIAL BANKS (2.8%)
Bank of Hawaii          2,400      108,408
BB&T                      900       24,714
Comerica                8,600      170,710
Susquehanna
 Bancshares             2,100       33,411
                           ---------------
Total                              337,243
------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (2.7%)
Covanta Holding         2,800(b)    61,488
RR Donnelley & Sons    13,800      187,404
Steelcase Cl A         12,900       72,498
                           ---------------
Total                              321,390
------------------------------------------


COMMUNICATIONS EQUIPMENT (0.7%)
Comtech
 Telecommunications     1,950(b)    89,349
------------------------------------------


CONTAINERS & PACKAGING (3.4%)
AptarGroup              2,750       96,910
Crown Holdings          6,700(b)   128,640
Sonoco Products         7,850      181,806
                           ---------------
Total                              407,356
------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (1.4%)
NASDAQ OMX Group        6,800(b)   168,028
------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (2.3%)
NTELOS Holdings        11,300      278,658
------------------------------------------


ELECTRIC UTILITIES (4.1%)
American Electric
 Power                  2,500       83,200
Northeast Utilities     7,400      178,044
NV Energy              12,100      119,669
Pinnacle West
 Capital                3,400      109,242
                           ---------------
Total                              490,155
------------------------------------------


ELECTRICAL EQUIPMENT (0.6%)
Cooper Inds Cl A        2,500       73,075
------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (1.0%)
Flextronics Intl       49,112(b,c) 125,727
------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.4%)
Noble                   7,492      165,498
------------------------------------------


FOOD & STAPLES RETAILING (1.9%)
Kroger                  4,600      121,486
Ruddick                 3,700      102,305
                           ---------------
Total                              223,791
------------------------------------------


FOOD PRODUCTS (4.6%)
Archer-Daniels-
 Midland                3,300       95,139
Dean Foods              5,400(b)    97,038
Fresh Del Monte
 Produce                6,500(b,c) 145,730
JM Smucker              1,400       60,704
Sara Lee               16,050      157,130
                           ---------------
Total                              555,741
------------------------------------------


GAS UTILITIES (1.9%)
Energen                 1,700       49,861
Questar                 5,500      179,795
                           ---------------
Total                              229,656
------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Beckman Coulter         2,525      110,949
Hill-Rom Holdings       3,500       57,610
                           ---------------
Total                              168,559
------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.4%)
CIGNA                  10,370      174,735
HealthSpring            2,400(b)    47,928
Magellan Health
 Services               1,300(b)    50,908
Omnicare                5,000      138,800
                           ---------------
Total                              412,371
------------------------------------------


HEALTH CARE TECHNOLOGY (1.4%)
IMS Health             10,750      162,970
------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.4%)
Darden Restaurants      6,086      171,503
------------------------------------------


HOUSEHOLD DURABLES (3.3%)
Leggett & Platt         9,200      139,748
Snap-On                 3,400      133,892
Tupperware Brands       5,200      118,040
                           ---------------
Total                              391,680
------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS (1.0%)
NRG Energy              5,100(b)   118,983
------------------------------------------


INSURANCE (12.6%)
Alleghany                 700(b)   197,400
Allstate                5,850      191,646
Aon                     2,700      123,336
Arch Capital Group      2,600(b,c) 182,260
Endurance Specialty
 Holdings               3,700(c)   112,961
Fidelity Natl
 Financial Cl A         3,800       67,450
HCC Insurance
 Holdings               6,200      165,850
Lincoln Natl           11,245      211,856
Marsh & McLennan
 Companies              3,200       77,664
Unum Group              9,900      184,140
                           ---------------
Total                            1,514,563
------------------------------------------


IT SERVICES (3.6%)
Computer Sciences       6,375(b)   224,018
MasterCard Cl A           565       80,755
SAIC                    6,400(b)   124,672
                           ---------------
Total                              429,445
------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.7%)
Life Technologies       3,500(b)    81,585
------------------------------------------


MACHINERY (2.7%)
Dover                   2,000       65,840
Eaton                   3,436      170,804
SPX                     2,100       85,155
                           ---------------
Total                              321,799
------------------------------------------


METALS & MINING (0.4%)
Reliance Steel &
 Aluminum               2,600       51,844
------------------------------------------


MULTILINE RETAIL (0.8%)
Family Dollar Stores    1,550       40,409
Kohl's                  1,500(b)    54,300
                           ---------------
Total                               94,709
------------------------------------------


MULTI-UTILITIES (4.8%)
NSTAR                   4,600      167,853
PG&E                    4,025      155,808
SCANA                   4,241      150,980
Xcel Energy             5,500      102,025
                           ---------------
Total                              576,666
------------------------------------------


OIL, GAS & CONSUMABLE FUELS (2.6%)
Noble Energy            2,200      108,284
Valero Energy           2,600       56,264
Walter Inds             3,700       64,787
Whiting Petroleum       2,450(b)    81,977
                           ---------------
Total                              311,312
------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
160  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Select Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES     VALUE(a)


PAPER & FOREST PRODUCTS (0.5%)
Intl Paper              4,800      $56,640
------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)
  (8.5%)
Apartment Investment
 & Management Cl A      4,286       49,503
Digital Realty Trust    6,500      213,525
Duke Realty            18,710      205,062
Health Care REIT        3,700      156,140
Natl Retail
 Properties            10,300      177,057
Simon Property Group    4,250      225,802
                           ---------------
Total                            1,027,089
------------------------------------------


ROAD & RAIL (1.5%)
Kansas City Southern    3,800(b)    72,390
Werner Enterprises      6,000      104,040
                           ---------------
Total                              176,430
------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (1.9%)
Microchip Technology    7,000      136,710
Semtech                 8,400(b)    94,668
                           ---------------
Total                              231,378
------------------------------------------


SOFTWARE (1.9%)
Check Point Software
 Technologies           7,300(b,c) 138,627
Solera Holdings         1,300(b)    31,330
Sybase                  2,400(b)    59,448
                           ---------------
Total                              229,405
------------------------------------------


SPECIALTY RETAIL (1.9%)
Advance Auto Parts      4,200      141,330
PetSmart                5,000       92,250
                           ---------------
Total                              233,580
------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (2.5%)
VF                      3,800      208,126
Warnaco Group           4,400(b)    86,372
                           ---------------
Total                              294,498
------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.6%)
New York Community
 Bancorp                6,000       71,760
------------------------------------------


TOBACCO (0.7%)
Lorillard               1,500       84,525
------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (1.4%)
United Rentals         19,104(b)   174,228
------------------------------------------
TOTAL COMMON STOCKS
(Cost: $16,163,184)            $11,779,858
------------------------------------------



MONEY MARKET FUND (6.3%)
                       SHARES     VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                761,084(d)  $761,084
------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $761,084)                  $761,084
------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $16,924,268)            $12,540,942
------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 5.9% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  161

RiverSource Partners VP - Select Value Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          --------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                    $12,540,942            $--               $--          $12,540,942






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
162  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Small Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (89.9%)
ISSUER                SHARES         VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR                     95,520(b)  $1,758,524
Cubic                   35,580        967,776
Esterline
 Technologies           30,290(b)   1,147,688
Moog Cl A               37,230(b)   1,361,501
Triumph Group           27,970      1,187,606
                              ---------------
Total                               6,423,095
---------------------------------------------


AIR FREIGHT & LOGISTICS (0.1%)
Pacer Intl             122,300      1,275,589
---------------------------------------------


AIRLINES (0.7%)
Air France-KLM
 ADR                   147,650(c)   1,932,000
Copa Holdings Cl
 A                      43,500(c)   1,318,920
SkyWest                 91,860      1,708,596
US Airways Group       170,620(b)   1,318,893
                              ---------------
Total                               6,278,409
---------------------------------------------


AUTO COMPONENTS (1.6%)
American Axle &
 Mfg Holdings          875,600      2,530,484
ArvinMeritor            37,300        106,305
Cooper Tire &
 Rubber                520,000      3,203,200
Dana Holding           918,074(b)     679,375
Gentex                 585,100      5,166,433
Lear                   712,300(b)   1,004,343
Superior Inds
 Intl                  189,400      1,992,488
Visteon                174,000(b)      60,030
                              ---------------
Total                              14,742,658
---------------------------------------------


BEVERAGES (0.8%)
Coca-Cola
 Bottling Company
 Consolidated           83,258      3,826,538
Natl Beverage          346,506(b)   3,118,554
                              ---------------
Total                               6,945,092
---------------------------------------------


BIOTECHNOLOGY (0.2%)
Cubist
 Pharmaceuticals        50,940(b)   1,230,711
PDL BioPharma           45,830        283,229
                              ---------------
Total                               1,513,940
---------------------------------------------


BUILDING PRODUCTS (0.8%)
Gibraltar Inds          57,760        689,654
Simpson Mfg            219,700      6,098,872
Universal Forest
 Products               35,780        962,840
                              ---------------
Total                               7,751,366
---------------------------------------------


CAPITAL MARKETS (1.0%)
Oppenheimer
 Holdings Cl A         115,032(c)   1,481,612
Stifel Financial        28,830(b)   1,321,856
SWS Group              342,031      6,481,487
                              ---------------
Total                               9,284,955
---------------------------------------------


CHEMICALS (1.2%)
Arch Chemicals          50,800      1,324,356
Ferro                  188,700      1,330,335
HB Fuller               25,990        418,699
NewMarket               22,470        784,428
Olin                    68,380      1,236,310
OM Group                46,350(b)     978,449
PolyOne              1,257,100(b)   3,959,865
Sensient
 Technologies           39,440        941,827
                              ---------------
Total                              10,974,269
---------------------------------------------


COMMERCIAL BANKS (7.7%)
Associated Banc-
 Corp                  141,720      2,966,200
BancorpSouth            90,350      2,110,576
Bank of Hawaii          38,370      1,733,173
Bank of the
 Ozarks                 51,530      1,527,349
Cathay General
 Bancorp                63,240      1,501,950
Central Pacific
 Financial             225,800      2,267,032
Community Bank
 System                 61,470      1,499,253
Cullen/Frost
 Bankers                84,410      4,277,899
CVB Financial          152,100      1,809,990
First Citizens
 BancShares Cl A        14,175      2,165,940
First
 Commonwealth
 Financial             130,320      1,613,362
First Financial
 Bankshares             31,081      1,715,982
First Midwest
 Bancorp               152,640      3,048,221
FirstMerit              55,160      1,135,744
Glacier Bancorp         78,340      1,490,027
Hancock Holding         36,170      1,644,288
Independent Bank        48,270      1,262,743
Intl Bancshares         43,930        958,992
Natl Penn
 Bancshares             48,930        709,974
NBT Bancorp             56,790      1,587,848
Old Natl Bancorp        93,590      1,699,594
Pacific Capital
 Bancorp                69,330      1,170,290
PacWest Bancorp        167,300      4,500,371
Park Natl               22,935      1,645,586
Prosperity
 Bancshares             44,560      1,318,530
S&T Bancorp             46,710      1,658,205
Sterling
 Financial             437,020      3,845,776
Susquehanna
 Bancshares             69,730      1,109,404
Trustmark               52,020      1,123,112
UMB Financial           73,000      3,587,220
Umpqua Holdings         87,210      1,261,929
United Bankshares       44,688      1,484,535
WesBanco                53,700      1,461,177
Westamerica
 Bancorporation         66,500      3,401,475
Whitney Holding        138,065      2,207,659
Wintrust
 Financial             114,300      2,351,151
                              ---------------
Total                              70,852,557
---------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (2.8%)
ATC Technology          54,670(b)     799,822
Bowne & Co             216,445      1,272,697
Brink's                232,507      6,249,788
Copart                  15,250(b)     414,648
EnergySolutions        247,100      1,396,115
Ennis                  313,400      3,795,274
GEO Group              102,580(b)   1,849,517
Knoll                  382,700      3,451,954
McGrath RentCorp        32,755        699,647
Sykes Enterprises       74,160(b)   1,417,939
Viad                   114,218      2,825,753
WCA Waste              444,478(b)   1,115,640
                              ---------------
Total                              25,288,794
---------------------------------------------


COMMUNICATIONS EQUIPMENT (2.3%)
3Com                 1,131,000(b)   2,578,680
ADTRAN                 257,550      3,832,345
ARRIS Group            195,280(b)   1,552,476
Bel Fuse Cl B          170,811      3,621,193
Black Box               37,280        973,754
Blue Coat Systems       95,470(b)     801,948
Ituran Location
 and Control           226,914(c)   1,658,741
NICE Systems ADR        24,320(b,c)   546,470
Plantronics             68,230        900,636
Sycamore Networks      864,000(b)   2,324,160
Tekelec                 48,580(b)     648,057
UTStarcom              885,300(b)   1,637,805
                              ---------------
Total                              21,076,265
---------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  163

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


COMPUTERS & PERIPHERALS (0.8%)
Diebold                227,800     $6,398,902
Hutchinson
 Technology             47,920(b)     166,762
Intevac                147,864(b)     749,670
                              ---------------
Total                               7,315,334
---------------------------------------------


CONSTRUCTION & ENGINEERING (1.8%)
Chicago Bridge &
 Iron                  196,800(c)   1,977,840
EMCOR Group             46,150(b)   1,035,145
Insituform
 Technologies Cl
 A                     427,860(b)   8,424,563
MasTec                 128,569(b)   1,488,829
Pike Electric          280,120(b)   3,445,476
                              ---------------
Total                              16,371,853
---------------------------------------------


CONSTRUCTION MATERIALS (0.1%)
Headwaters             133,640(b)     902,070
---------------------------------------------


CONSUMER FINANCE (0.4%)
Cash America Intl      131,826      3,605,441
---------------------------------------------


CONTAINERS & PACKAGING (1.3%)
AptarGroup             282,895      9,969,220
Rock-Tenn Cl A          24,660        842,879
Temple-Inland          162,200        778,560
                              ---------------
Total                              11,590,659
---------------------------------------------


DISTRIBUTORS (0.2%)
Audiovox Cl A          292,864(b)   1,467,249
---------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.9%)
Brink's Home
 Security
 Holdings              166,507(b)   3,649,833
Mac-Gray               436,430(b)   2,836,795
Sotheby's              151,540      1,347,191
                              ---------------
Total                               7,833,819
---------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (0.3%)
Medallion
 Financial             404,458      3,086,015
---------------------------------------------


ELECTRIC UTILITIES (3.0%)
Allete                  56,151      1,811,993
Cleco                   63,130      1,441,258
Empire District
 Electric               69,524      1,223,622
Idacorp                261,330      7,696,169
NV Energy              750,000      7,417,500
Portland General
 Electric              224,320      4,367,510
UIL Holdings           122,192      3,669,426
                              ---------------
Total                              27,627,478
---------------------------------------------


ELECTRICAL EQUIPMENT (2.0%)
Belden                 292,100      6,099,048
Brady Cl A              22,140        530,253
Chase                   70,140        791,881
Ener1                   42,300(b)     302,445
General Cable           46,370(b)     820,285
LSI Inds               220,600      1,515,522
Regal-Beloit           220,700      8,384,393
                              ---------------
Total                              18,443,827
---------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (4.4%)
Brightpoint            345,964(b)   1,504,943
Celestica            1,440,500(b,c) 6,640,705
Electro Rent           207,380      2,314,361
Flextronics Intl       850,000(b,c) 2,176,000
Ingram Micro Cl A      206,059(b)   2,759,130
Littelfuse             311,700(b)   5,174,220
Mercury Computer
 Systems               324,500(b)   2,047,595
Optimal Group Cl
 A                     366,600(b,c)   179,634
Park
 Electrochemical       156,750      2,971,980
Plexus                 345,200(b)   5,851,140
Tech Data              148,993(b)   2,658,035
Technitrol             357,498      1,244,093
Vishay
 Intertechnology     1,355,600(b)   4,636,152
                              ---------------
Total                              40,157,988
---------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.6%)
Bristow Group           50,000(b)   1,339,500
Cal Dive Intl          236,167(b)   1,537,447
SEACOR Holdings         14,860(b)     990,419
Tidewater               31,900      1,284,613
                              ---------------
Total                               5,151,979
---------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Casey's General
 Stores                518,050     11,795,998
Pantry                  49,320(b)   1,057,914
Ruddick                261,423      7,228,346
United Natural
 Foods                  69,180(b)   1,232,788
Village Super
 Market Cl A           100,720      5,780,321
                              ---------------
Total                              27,095,367
---------------------------------------------


FOOD PRODUCTS (2.4%)
American Dairy         184,502(b)   2,774,910
Chiquita Brands
 Intl                   43,180(b)     638,200
Del Monte Foods        105,080        750,271
Fresh Del Monte
 Produce                55,450(b,c) 1,243,189
Hain Celestial
 Group                  41,930(b)     800,444
HQ Sustainable
 Maritime Inds         182,973(b)   1,432,679
Industrias
 Bachoco ADR           248,928(c)   3,609,456
J&J Snack Foods        139,150      4,992,702
Lancaster Colony        78,356      2,687,611
TreeHouse Foods         22,940(b)     624,886
Zapata                 432,510(b)   2,608,035
                              ---------------
Total                              22,162,383
---------------------------------------------


GAS UTILITIES (1.3%)
Atmos Energy            64,290      1,523,673
Northwest Natural
 Gas                    69,100      3,056,293
South Jersey Inds      158,490      6,315,826
WGL Holdings            22,520        736,179
                              ---------------
Total                              11,631,971
---------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Advanced Medical
 Optics                355,400(b)   2,349,194
Cooper Companies        90,100      1,477,640
Greatbatch              48,240(b)   1,276,430
Invacare                67,520      1,047,910
Mentor                  53,200      1,645,476
Meridian
 Bioscience            143,600      3,657,492
STERIS                 200,220      4,783,257
Teleflex                23,060      1,155,306
                              ---------------
Total                              17,392,705
---------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.5%)
Chemed                  33,250      1,322,353
Chindex Intl           188,850(b)   1,501,358
Gentiva Health
 Services               46,340(b)   1,355,908
LifePoint
 Hospitals              46,400(b)   1,059,776
Owens & Minor          125,200      4,713,779
ResCare                180,920(b)   2,717,418
Sun Healthcare
 Group                  46,750(b)     413,738
Universal
 American
 Financial             124,680(b)   1,099,678
                              ---------------
Total                              14,184,008
---------------------------------------------


HOTELS, RESTAURANTS & LEISURE (2.2%)
Ameristar Casinos      555,500      4,799,519
Bally
 Technologies           33,270(b)     799,478
Bob Evans Farms        232,650      4,753,040
Cracker Barrel
 Old Country
 Store                 149,623      3,080,738
Frisch's
 Restaurants           104,565      1,971,050
Intl Speedway Cl
 A                      36,930      1,060,999
Lodgian                228,774(b)     487,289
Nathan's Famous         62,932(b)     800,495
Papa John's Intl       136,339(b)   2,512,728
                              ---------------
Total                              20,265,336
---------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
164  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


HOUSEHOLD DURABLES (0.6%)
American
 Greetings Cl A         92,025       $696,629
Jarden                  72,400(b)     832,600
KB Home                 71,230        970,153
Tupperware Brands      135,650      3,079,255
                              ---------------
Total                               5,578,637
---------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (1.1%)
Reliant Energy       1,711,000(b)   9,889,580
---------------------------------------------


INDUSTRIAL CONGLOMERATES (--%)
Tredegar                20,080        365,054
---------------------------------------------


INSURANCE (6.7%)
American Equity
 Investment Life
 Holding               560,600      3,924,200
American Natl
 Insurance              56,426      4,160,289
AmTrust Financial
 Services              101,885      1,181,866
Argo Group Intl
 Holdings               32,670(b,c) 1,108,166
Arthur J
 Gallagher & Co         38,440        995,980
Aspen Insurance
 Holdings               61,930(c)   1,501,803
Assured Guaranty       334,170(c)   3,809,538
Brown & Brown           47,800        999,020
IPC Holdings           479,157(c)  14,326,795
Max Capital Group      287,038(c)   5,080,573
Navigators Group        59,906(b)   3,289,438
Platinum
 Underwriters
 Holdings              150,300(c)   5,422,824
ProAssurance            13,220(b)     697,752
Safety Insurance
 Group                  71,700      2,728,902
Stewart
 Information
 Services              200,400      4,707,396
Torchmark               97,400      4,353,780
Tower Group             38,967      1,099,259
Unitrin                 51,060        813,896
White Mountains
 Insurance Group         1,548        413,486
Zenith Natl
 Insurance              16,210        511,750
                              ---------------
Total                              61,126,713
---------------------------------------------


INTERNET & CATALOG RETAIL (0.2%)
PetMed Express          94,525(b)   1,666,476
---------------------------------------------


INTERNET SOFTWARE & SERVICES (0.1%)
j2 Global
 Communications         56,280(b)   1,127,851
---------------------------------------------


IT SERVICES (1.5%)
Acxiom                 108,960        883,666
CACI Intl Cl A          30,830(b)   1,390,125
Cass Information
 Systems                66,254      2,018,097
Computer Services       37,480        908,890
MAXIMUS                190,730      6,696,530
Perot Systems Cl
 A                      89,230(b)   1,219,774
Syntel                  21,860        505,403
                              ---------------
Total                              13,622,485
---------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick              258,000      1,086,180
Callaway Golf          183,160      1,701,556
Head                   139,000(b,c)    63,940
JAKKS Pacific          141,040(b)   2,909,656
                              ---------------
Total                               5,761,332
---------------------------------------------


MACHINERY (4.1%)
Albany Intl Cl A        61,780        793,255
Flowserve               94,700      4,877,050
Harsco                 235,200      6,510,336
Kaydon                  71,100      2,442,285
Lincoln Electric
 Holdings               65,200      3,320,636
Mueller Inds            39,730        996,428
NACCO Inds Cl A         30,420      1,138,012
Oshkosh                647,200      5,753,608
Sauer-Danfoss          128,700      1,126,125
Terex                  347,500(b)   6,018,700
Toro                   102,250      3,374,250
Watts Water
 Technologies Cl
 A                      41,480      1,035,756
                              ---------------
Total                              37,386,441
---------------------------------------------


MEDIA (0.3%)
AH Belo Cl A           225,430        491,437
Interactive Data        30,530        752,870
Valassis
 Communications        809,600(b)   1,056,528
                              ---------------
Total                               2,300,835
---------------------------------------------


METALS & MINING (0.8%)
AM Castle & Co          48,440        524,605
AMCOL Intl              19,470        407,897
Commercial Metals       66,970        794,934
Stillwater Mining      744,742(b)   3,679,025
Worthington Inds       214,470      2,363,459
                              ---------------
Total                               7,769,920
---------------------------------------------


MULTILINE RETAIL (1.7%)
Big Lots                21,100(b)     305,739
Dillard's Cl A         193,700        768,989
Dollar Tree            136,475(b)   5,704,655
Family Dollar
 Stores                202,500      5,279,175
Fred's Cl A            352,850      3,796,666
                              ---------------
Total                              15,855,224
---------------------------------------------


MULTI-UTILITIES (3.3%)
Avista                 457,397      8,864,354
NorthWestern            70,190      1,647,359
OGE Energy              18,340        472,805
PNM Resources          706,250      7,119,000
Puget Energy           449,711     12,263,619
                              ---------------
Total                              30,367,137
---------------------------------------------


OIL, GAS & CONSUMABLE FUELS (3.1%)
Berry Petroleum
 Cl A                   45,000        340,200
Eastern American
 Natural Gas            48,200      1,217,050
Encore
 Acquisition           195,210(b)   4,981,759
Evolution
 Petroleum             571,353(b)     685,624
EXCO Resources         276,300(b)   2,503,278
Frontier Oil           173,910      2,196,483
Gulfport Energy        191,595(b)     756,800
HKN                    184,903(b)     549,162
Holly                  127,700      2,327,971
Parallel
 Petroleum             379,900(b)     763,599
Petroleum
 Development            28,825(b)     693,818
Quicksilver
 Resources              78,330(b)     436,298
St. Mary Land &
 Exploration            45,000        913,950
Stone Energy           224,500(b)   2,473,990
Tesoro                 102,030      1,343,735
USEC                 1,118,200(b)   5,020,718
Western Refining       105,610        819,534
                              ---------------
Total                              28,023,969
---------------------------------------------


PAPER & FOREST PRODUCTS (1.3%)
Domtar               4,026,000(b,c) 6,723,420
Glatfelter             400,990      3,729,207
Louisiana-Pacific      971,550      1,515,618
                              ---------------
Total                              11,968,245
---------------------------------------------


PERSONAL PRODUCTS (0.1%)
Herbalife               42,570(c)     922,917
Nu Skin
 Enterprises Cl A       34,525        360,096
                              ---------------
Total                               1,283,013
---------------------------------------------


PHARMACEUTICALS (0.3%)
Biovail                 40,570(c)     383,387
Questcor
 Pharmaceuticals       162,640(b)   1,514,178
ViroPharma              70,160(b)     913,483
                              ---------------
Total                               2,811,048
---------------------------------------------


PROFESSIONAL SERVICES (1.9%)
Administaff            133,200      2,887,776
CBIZ                   219,550(b)   1,899,108
CDI                    196,700      2,545,298
Korn/Ferry Intl        697,619(b)   7,966,808
TrueBlue               225,614(b)   2,159,126
                              ---------------
Total                              17,458,116
---------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  165

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                SHARES         VALUE(a)


REAL ESTATE INVESTMENT TRUSTS (REITS) (1.9%)
Alexandria Real
 Estate Equities        22,045     $1,330,195
American Campus
 Communities            84,900      1,738,752
Anworth Mtge
 Asset                 170,370      1,095,479
Associated
 Estates Realty        217,500      1,985,775
BRE Properties Cl
 A                      31,440        879,691
DiamondRock
 Hospitality           225,800      1,144,806
Gyrodyne Company
 of America             23,367(b)     583,941
Home Properties         24,530        995,918
Investors Real
 Estate Trust           82,369        882,172
MFA Mtge
 Investments           824,000      4,853,361
Parkway
 Properties            102,200      1,839,600
                              ---------------
Total                              17,329,690
---------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
FirstService           114,770(b,c) 1,501,192
Maui Land &
 Pineapple              55,760(b)     748,857
MI Developments
 Cl A                  420,000(c)   3,133,199
                              ---------------
Total                               5,383,248
---------------------------------------------


ROAD & RAIL (0.8%)
Amerco                  81,780(b)   2,823,864
Arkansas Best           93,110      2,803,542
Old Dominion
 Freight Line           49,790(b)   1,417,023
                              ---------------
Total                               7,044,429
---------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (2.2%)
Axcelis
 Technologies          625,000(b)     318,750
Brooks Automation      905,600(b)   5,261,536
Cabot
 Microelectronics       34,200(b)     891,594
Cohu                   176,812      2,148,266
Integrated
 Silicon Solution      109,204(b)     178,003
Micron Technology    2,203,200(b)   5,816,447
Semiconductor Mfg
 Intl ADR            2,258,736(b,c) 4,799,814
Semtech                 92,970(b)   1,047,772
Spansion Cl A          605,500(b)     114,621
                              ---------------
Total                              20,576,803
---------------------------------------------


SOFTWARE (0.7%)
Blackbaud              143,650      1,939,275
Mentor Graphics        727,100(b)   3,759,107
Progress Software       52,080(b)   1,003,061
                              ---------------
Total                               6,701,443
---------------------------------------------


SPECIALTY RETAIL (4.5%)
Aaron Rents            286,200      7,618,643
AutoNation              50,480(b)     498,742
Barnes & Noble         142,230      2,133,450
Brown Shoe             122,300      1,035,881
Cabela's               414,400(b)   2,415,952
Children's Place
 Retail Stores          22,420(b)     486,066
Dress Barn             156,589(b)   1,681,766
DSW Cl A               127,750(b)   1,591,765
Finish Line Cl A       137,290        768,824
Foot Locker            264,700      1,942,898
J Crew Group            49,080(b)     598,776
Jos A Bank
 Clothiers             144,412(b)   3,776,374
MarineMax              277,200(b)     939,708
Men's Wearhouse        518,750      7,023,875
OfficeMax              217,390      1,660,860
Rent-A-Center          202,521(b)   3,574,496
Stage Stores           384,180      3,169,485
                              ---------------
Total                              40,917,561
---------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Carter's                70,250(b)   1,353,015
Deckers Outdoor         12,480(b)     996,778
Hampshire Group        126,760(b)     427,815
Iconix Brand
 Group                  72,950(b)     713,451
Lazare Kaplan
 Intl                  123,170(b)     513,619
Movado Group           206,000      1,934,340
Steven Madden           56,160(b)   1,197,331
UniFirst                68,116      2,022,363
Warnaco Group           45,890(b)     900,821
                              ---------------
Total                              10,059,533
---------------------------------------------


THRIFTS & MORTGAGE FINANCE (1.1%)
First Niagara
 Financial Group       325,930      5,270,288
Ocwen Financial         60,020(b)     550,984
Provident
 Financial
 Services              105,920      1,620,576
Trustco Bank NY        168,581      1,603,205
Washington
 Federal                65,770        983,919
                              ---------------
Total                              10,028,972
---------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.7%)
Houston Wire &
 Cable                 251,970      2,345,841
Kaman                   48,560        880,393
Lawson Products         28,651        654,675
RSC Holdings           325,817(b)   2,775,961
                              ---------------
Total                               6,656,870
---------------------------------------------


WATER UTILITIES (0.6%)
California Water
 Service Group          30,420      1,412,401
SJW                    135,726      4,063,636
                              ---------------
Total                               5,476,037
---------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,109,401,813)           $823,229,133
---------------------------------------------



MONEY MARKET FUND (11.6%)
                      SHARES         VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.48%  105,969,506(d)$105,969,506
---------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $105,969,506)             $105,969,506
---------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,215,371,319)           $929,198,639
---------------------------------------------







See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
166  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 7.8% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $925,589,183         $3,609,456           $--          $929,198,639






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  167

PORTFOLIO OF INVESTMENTS

RiverSource VP - Balanced Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (61.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                 118,015             $5,035,700
General Dynamics                                        32,977              1,899,145
Goodrich                                                65,894              2,439,396
Honeywell Intl                                         175,091              5,748,238
L-3 Communications Holdings                             22,876              1,687,791
Lockheed Martin                                         51,003              4,288,332
Spirit AeroSystems Holdings Cl A                        59,827(b)             608,441
United Technologies                                     77,190              4,137,384
                                                                      ---------------
Total                                                                      25,844,427
-------------------------------------------------------------------------------------


AIRLINES (0.2%)
Delta Air Lines                                        169,347(b)           1,940,717
-------------------------------------------------------------------------------------


BEVERAGES (1.1%)
Coca-Cola                                              160,767              7,277,923
PepsiCo                                                 50,311              2,755,533
                                                                      ---------------
Total                                                                      10,033,456
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (0.6%)
Amgen                                                   60,373(b)           3,486,541
Genzyme                                                 27,805(b)           1,845,418
                                                                      ---------------
Total                                                                       5,331,959
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.1%)
Masco                                                   91,703              1,020,654
-------------------------------------------------------------------------------------


CAPITAL MARKETS (0.4%)
Bank of New York Mellon                                 88,481              2,506,666
Blackstone Group LP                                     86,673                565,975
State Street                                            16,066                631,876
                                                                      ---------------
Total                                                                       3,704,517
-------------------------------------------------------------------------------------


CHEMICALS (0.7%)
Dow Chemical                                           197,028              2,973,153
Eastman Chemical                                        25,789                817,769
EI du Pont de Nemours & Co                             107,428              2,717,928
                                                                      ---------------
Total                                                                       6,508,850
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (0.8%)
SunTrust Banks                                          45,961              1,357,688
Wells Fargo & Co                                       209,824              6,185,611
                                                                      ---------------
Total                                                                       7,543,299
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems                                          354,843(b)           5,783,941
Motorola                                               242,480              1,074,186
Nokia ADR                                              154,404(c)           2,408,702
QUALCOMM                                                77,525              2,777,721
                                                                      ---------------
Total                                                                      12,044,550
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (1.9%)
Apple                                                   10,841(b)             925,279
Hewlett-Packard                                        277,805             10,081,543
IBM                                                     65,162              5,484,034
SanDisk                                                 58,406(b)             560,698
                                                                      ---------------
Total                                                                      17,051,554
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                   32,181              1,443,961
KBR                                                    159,545              2,425,084
                                                                      ---------------
Total                                                                       3,869,045
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.1%)
American Express                                        73,946              1,371,698
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.1%)
Apollo Management LP                                   157,700(d,m)           236,550
Bank of America                                        746,061             10,504,539
Citigroup                                              698,626              4,687,780
JPMorgan Chase & Co                                    428,342             13,505,624
                                                                      ---------------
Total                                                                      28,934,493
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
AT&T                                                   805,687(r)          22,962,080
Deutsche Telekom                                       140,340(c)           2,127,422
Verizon Communications                                 699,207             23,703,117
                                                                      ---------------
Total                                                                      48,792,619
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.3%)
Entergy                                                 35,535              2,954,025
Exelon                                                  56,237              3,127,339
FPL Group                                               31,136              1,567,075
PPL                                                     42,308              1,298,433
Southern                                                81,980              3,033,260
                                                                      ---------------
Total                                                                      11,980,132
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        62,065              2,272,200
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                        53,919(c)             874,027
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.2%)
Baker Hughes                                           129,474              4,152,231
Cameron Intl                                            19,025(b)             390,013
Halliburton                                            315,770              5,740,699
Oil States Intl                                         20,937(b)             391,313
Schlumberger                                            94,613              4,004,968
Transocean                                             237,067(b)          11,201,415
Weatherford Intl                                       333,764(b)           3,611,326
                                                                      ---------------
Total                                                                      29,491,965
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (1.1%)
CVS Caremark                                           118,095              3,394,050
Wal-Mart Stores                                        126,812              7,109,081
                                                                      ---------------
Total                                                                      10,503,131
-------------------------------------------------------------------------------------


GAS UTILITIES (0.2%)
ONEOK                                                   60,232              1,753,956
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Boston Scientific                                      311,488(b)           2,410,917
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.2%)
Aetna                                                   84,286              2,402,151
Cardinal Health                                         45,390              1,564,593
CIGNA                                                   57,771                973,441
Humana                                                  41,561(b)           1,549,394
McKesson                                                26,722              1,034,943
UnitedHealth Group                                     128,690              3,423,155
                                                                      ---------------
Total                                                                      10,947,677
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (1.2%)
Centex                                                 280,489              2,984,403
DR Horton                                              266,388              1,883,363
KB Home                                                193,727              2,638,562
Lennar Cl A                                            241,826              2,096,631
Whirlpool                                               43,763              1,809,600
                                                                      ---------------
Total                                                                      11,412,559
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (0.3%)
3M                                                      22,825              1,313,351
Tyco Intl                                               71,603(c)           1,546,624
                                                                      ---------------
Total                                                                       2,859,975
-------------------------------------------------------------------------------------


INSURANCE (7.0%)
ACE                                                    239,930(c)          12,697,097
AFLAC                                                  149,600              6,857,664
Arch Capital Group                                      22,733(b,c)         1,593,583
Chubb                                                   63,837              3,255,687
Endurance Specialty Holdings                            38,053(c)           1,161,758
Everest Re Group                                       121,322(c)           9,237,457
Loews                                                  169,563              4,790,155
Marsh & McLennan Companies                             291,161              7,066,477
Prudential Financial                                   153,011              4,630,113
RenaissanceRe Holdings                                  29,991(c)           1,546,336
Travelers Companies                                    179,291              8,103,953
XL Capital Cl A                                        709,407(c)           2,624,806
                                                                      ---------------
Total                                                                      63,565,086
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
168  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


IT SERVICES (0.1%)
Automatic Data Processing                               17,182               $675,940
MasterCard Cl A                                          3,669                524,410
                                                                      ---------------
Total                                                                       1,200,350
-------------------------------------------------------------------------------------


MACHINERY (4.1%)
Caterpillar                                            399,077             17,826,769
Deere & Co                                              67,775              2,597,138
Eaton                                                   95,202              4,732,491
Flowserve                                               25,051              1,290,127
Illinois Tool Works                                    220,200              7,718,010
Ingersoll-Rand Cl A                                     25,279(c)             438,591
Manitowoc                                               48,551                420,452
Parker Hannifin                                         59,469              2,529,811
                                                                      ---------------
Total                                                                      37,553,389
-------------------------------------------------------------------------------------


MEDIA (0.1%)
Sirius XM Radio                                      1,557,312(b)             186,877
Virgin Media                                           211,125(m)           1,053,514
                                                                      ---------------
Total                                                                       1,240,391
-------------------------------------------------------------------------------------


METALS & MINING (0.2%)
Alcoa                                                  124,024              1,396,510
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.6%)
JC Penney                                               85,613              1,686,576
Kohl's                                                  38,964(b)           1,410,497
Macy's                                                  82,815                857,135
Target                                                  49,584              1,712,136
                                                                      ---------------
Total                                                                       5,666,344
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.6%)
Dominion Resources                                      82,757              2,966,011
Xcel Energy                                            159,602(r)           2,960,617
                                                                      ---------------
Total                                                                       5,926,628
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (8.5%)
Anadarko Petroleum                                     105,887              4,081,944
BP ADR                                                 182,756(c)           8,542,015
Chevron                                                331,424(r)          24,515,434
ConocoPhillips                                         273,065             14,144,768
Devon Energy                                            59,157              3,887,206
Exxon Mobil                                            213,216             17,021,034
Marathon Oil                                            53,937              1,475,716
Petroleo Brasileiro ADR                                 74,223(c)           1,817,721
Royal Dutch Shell ADR                                   42,614(c)           2,255,985
                                                                      ---------------
Total                                                                      77,741,823
-------------------------------------------------------------------------------------


PAPER & FOREST PRODUCTS (0.3%)
Crown Paper Escrow                                   1,000,000(b,m)                 1
Intl Paper                                             124,369              1,467,554
Weyerhaeuser                                            49,294              1,508,890
                                                                      ---------------
Total                                                                       2,976,445
-------------------------------------------------------------------------------------


PHARMACEUTICALS (5.1%)
Abbott Laboratories                                     89,973              4,801,859
Bristol-Myers Squibb                                   313,453              7,287,782
Johnson & Johnson                                       76,139              4,555,396
Merck & Co                                             228,268              6,939,347
Pfizer                                                 856,499             15,168,597
Schering-Plough                                        170,690              2,906,851
Wyeth                                                  153,360              5,752,534
                                                                      ---------------
Total                                                                      47,412,366
-------------------------------------------------------------------------------------


ROAD & RAIL (0.1%)
Hertz Global Holdings                                  100,462(b)             509,342
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Atmel                                                  426,567(b)           1,335,155
Fairchild Semiconductor Intl                           174,948(b)             855,496
Infineon Technologies                                  103,051(b,c)           138,013
Infineon Technologies ADR                              184,082(b,c)           257,715
Intel                                                  950,956             13,941,014
Micron Technology                                      592,674(b)           1,564,658
ON Semiconductor                                        93,794(b)             318,900
Spansion Cl A                                          293,352(b)              55,532
Teradyne                                               290,116(b)           1,224,290
                                                                      ---------------
Total                                                                      19,690,773
-------------------------------------------------------------------------------------


SOFTWARE (1.0%)
Microsoft                                              294,340              5,721,969
Oracle                                                 175,193(b)           3,106,172
                                                                      ---------------
Total                                                                       8,828,141
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (0.7%)
Home Depot                                             154,611              3,559,145
Lowe's Companies                                       127,400              2,741,648
                                                                      ---------------
Total                                                                       6,300,793
-------------------------------------------------------------------------------------


TOBACCO (2.7%)
Lorillard                                              255,190             14,379,956
Philip Morris Intl                                     213,074              9,270,850
UST                                                     20,560              1,426,453
                                                                      ---------------
Total                                                                      25,077,259
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel                                          235,897(b)             431,692
Vodafone Group ADR                                     175,634(c)           3,589,958
                                                                      ---------------
Total                                                                       4,021,650
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $710,353,956)                                                     $567,605,667
-------------------------------------------------------------------------------------



PREFERRED STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
MEDIA NON CABLE
ION Media Networks Series B                                 --(b,u)               $--
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $49)                                                                       $--
-------------------------------------------------------------------------------------





BONDS (42.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                               5.75%            $245,000(d)         $216,213
 06-15-35                               6.63              384,000             325,056
Petroleos de Venezuela
 04-12-17                               5.25              663,000             238,680
                                                                      ---------------
Total                                                                         779,949
-------------------------------------------------------------------------------------


SOVEREIGN (0.3%)(c)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75              321,000(d)          117,497
Republic of Argentina
 09-12-13                               7.00              585,000             187,200
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00              631,000(h)           15,775
Republic of Colombia
 01-27-17                               7.38              305,000             314,913
 09-18-37                               7.38              245,000             240,100
Republic of El Salvador
 06-15-35                               7.65              119,000(d)           75,565
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88              143,000(d)          115,830
 10-12-35                               8.50              235,000(d)          199,750
Republic of Philippines
 01-14-31                               7.75              329,000             332,290
Republic of Turkey
 09-26-16                               7.00              100,000              97,500
 04-03-18                               6.75              309,000             292,005
 03-17-36                               6.88              527,000             437,409
Republic of Uruguay
 05-17-17                               9.25              146,000             148,920
Republic of Venezuela
 02-26-16                               5.75              154,000              65,450
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              154,000              80,080
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63              143,000             120,120
Russian Federation
 03-31-30                               7.50              207,760(d)          181,271
                                                                      ---------------
Total                                                                       3,021,675
-------------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.4%)
Federal Home Loan Mtge Corp
 04-18-16                               5.25            4,000,000           4,554,820
 04-16-37                               6.00           10,455,000          10,942,694
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18                               5.00            3,164,000           3,279,533
Federal Natl Mtge Assn
 01-02-14                               5.13            6,929,000           7,322,290
 07-15-37                               5.63              645,000             823,580


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  169

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
 06-30-10                               2.88%             $80,000             $82,847
 12-31-13                               1.50              100,000              99,773
 11-15-18                               3.75            2,160,000           2,445,185
 02-15-29                               5.25            3,580,000(r)        4,747,417
 02-15-38                               4.38            1,330,000           1,781,369
 05-15-38                               4.50            1,945,000           2,654,622
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00            2,684,979(g)        2,543,193
 01-15-15                               1.63            9,076,720(g)        8,414,497
                                                                      ---------------
Total                                                                      49,691,820
-------------------------------------------------------------------------------------


ASSET-BACKED (1.1%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                               0.62            2,103,033(d,i)      2,058,779
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                               6.15            1,025,000(d)          947,043
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                               4.92            1,353,909           1,182,952
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                               0.73              390,660(i)          271,583
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                               5.04              749,999(d,j)        683,045
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            2,375,000(d,j)      1,762,013
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                               0.00            2,325,000(k)          232,500
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88            3,400,000(k)          632,189
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            1,450,000(k)          124,990
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57              856,813             821,566
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                               6.31              340,000(s)           32,325
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                               6.66              225,000(s)           16,812
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                               7.01              325,000(s)           20,606
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                               5.45            1,050,000(d)          900,990
                                                                      ---------------
Total                                                                       9,687,393
-------------------------------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (3.3%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00            1,536,461           1,384,735
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            1,525,000           1,049,063
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                               5.68            3,025,000           2,906,259
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43              650,000             509,493
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23              775,000             618,069
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                               7.03              692,974             690,415
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20              600,000(d,i)        476,207
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            1,300,000             824,891
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60              850,000             702,724
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82              314,911             290,530
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                               4.72              260,029             265,230
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                               4.77              424,925(d)          420,970
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25              600,000(d)          514,125
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88              775,000             727,139
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            1,700,000(d,i)      1,020,957
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            1,050,000             156,106
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13              880,926             803,873
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              407,352             373,101
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                               4.18            1,000,000             968,780
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00            2,250,000           1,312,585
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            1,150,000             894,443
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79            1,150,000             835,664
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                               5.90            2,450,000           1,042,648
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20              925,000(d)          145,691
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97            1,250,000           1,067,439
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86            1,075,000             838,721
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            1,100,000             824,582
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            1,250,000             881,510
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61              186,043             172,380
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                               4.71              375,182             345,270
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34              442,256             431,901
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59            1,250,000           1,066,079
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80              850,000             669,596
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                               5.88            1,250,000             884,666


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
170  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09%          $1,250,000          $1,044,211
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58              650,000             544,535
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            1,250,000           1,039,436
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31              325,000             243,552
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34            2,340,000           1,101,164
                                                                      ---------------
Total                                                                      30,088,740
-------------------------------------------------------------------------------------


MORTGAGE-BACKED (17.4%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                               6.18            1,455,929(l)          771,474
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                               6.00            1,224,538             880,896
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                               6.00            4,021,670           2,137,298
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                               7.25               95,940(d,m)         11,877
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                               5.10            1,575,000(d,l)      1,045,213
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                               6.50            1,771,206           1,573,607
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                               7.73            1,202,788(k)          166,684
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                               4.75              759,370             741,335
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50            1,152,239             734,225
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            1,733,876           1,350,510
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                               6.00            2,229,723           1,135,765
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                               6.00            1,381,250             851,275
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                               6.00            2,488,779           1,649,334
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                               7.00            1,402,054(d)          967,527
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.32            1,368,818(l)          531,696
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                              12.08            6,039,876(k)              181
Federal Home Loan Mtge Corp
 01-01-39                               5.50            5,000,000(e)        5,117,190
 01-01-39                               6.00           10,500,000(e)       10,814,999
Federal Home Loan Mtge Corp #A27373
 10-01-34                               6.50              355,663             370,223
Federal Home Loan Mtge Corp #A28602
 11-01-34                               6.50              912,077             949,415
Federal Home Loan Mtge Corp #C53878
 12-01-30                               5.50            1,842,273           1,895,604
Federal Home Loan Mtge Corp #C65869
 04-01-32                               6.00              969,040           1,007,760
Federal Home Loan Mtge Corp #C66871
 05-01-32                               6.50            2,656,375           2,794,087
Federal Home Loan Mtge Corp #C71514
 07-01-32                               6.50              133,511             139,311
Federal Home Loan Mtge Corp #C77689
 03-01-33                               6.50              349,277             366,314
Federal Home Loan Mtge Corp #C90598
 10-01-22                               6.50              273,980             286,268
Federal Home Loan Mtge Corp #C90767
 12-01-23                               6.00            1,766,065           1,828,305
Federal Home Loan Mtge Corp #D32310
 11-01-22                               8.00               13,802              14,593
Federal Home Loan Mtge Corp #D55755
 08-01-24                               8.00               45,595              48,300
Federal Home Loan Mtge Corp #D96300
 10-01-23                               5.50              285,129             293,396
Federal Home Loan Mtge Corp #E01127
 02-01-17                               6.50              199,992             207,806
Federal Home Loan Mtge Corp #E01419
 05-01-18                               5.50            1,002,018           1,036,403
Federal Home Loan Mtge Corp #E81009
 07-01-15                               7.50              106,064             111,372
Federal Home Loan Mtge Corp #E89496
 04-01-17                               6.00            1,875,642           1,944,976
Federal Home Loan Mtge Corp #E98725
 08-01-18                               5.00            2,379,087           2,459,334
Federal Home Loan Mtge Corp #E99684
 10-01-18                               5.00            1,283,147           1,326,959
Federal Home Loan Mtge Corp #G01410
 04-01-32                               7.00              402,900             423,411
Federal Home Loan Mtge Corp #G01864
 01-01-34                               5.00            1,889,282           1,935,414
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                               0.17              976,325(k)          102,667
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                              27.74            1,146,091(k)           41,692
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                              77.27            1,334,036(k)          100,586
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                               5.50            1,379,836           1,401,132
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                               6.50              727,333             771,409
Federal Natl Mtge Assn
 01-01-24                               4.50            5,450,000(e)        5,569,219
 01-01-24                               5.00            1,500,000(e)        1,539,375
 12-01-38                               4.50            3,300,000(e)        3,344,345
 01-01-39                               5.00           13,500,000(e)       13,782,662
 01-01-39                               5.50           11,400,000(e)       11,684,999
 01-01-39                               6.00            6,750,000(e)        6,948,280
 01-01-39                               6.50            5,500,000(e)        5,711,409
 01-01-39                               7.00            5,000,000(e)        5,234,375
Federal Natl Mtge Assn #190899
 04-01-23                               8.50              113,399             121,144
Federal Natl Mtge Assn #190944
 05-01-24                               6.00              604,124             626,289
Federal Natl Mtge Assn #190988
 06-01-24                               9.00               67,195              72,523
Federal Natl Mtge Assn #250322
 08-01-25                               7.50               10,951              11,628


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  171

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #250384
 11-01-25                               7.50%            $144,360            $153,276
Federal Natl Mtge Assn #250495
 03-01-26                               7.00              183,725             194,592
Federal Natl Mtge Assn #254494
 08-01-22                               7.00              189,510             200,558
Federal Natl Mtge Assn #254675
 01-01-23                               6.50              282,732             295,417
Federal Natl Mtge Assn #254708
 02-01-23                               7.00               86,981              92,051
Federal Natl Mtge Assn #304279
 02-01-25                               8.50              104,942             113,251
Federal Natl Mtge Assn #309341
 05-01-25                               8.50               25,895              27,946
Federal Natl Mtge Assn #313049
 08-01-11                               8.50               61,200              64,244
Federal Natl Mtge Assn #323606
 03-01-29                               6.50               41,600              43,537
Federal Natl Mtge Assn #433310
 08-01-28                               6.50              238,719             249,835
Federal Natl Mtge Assn #440730
 12-01-28                               6.00              150,902             157,310
Federal Natl Mtge Assn #505122
 07-01-29                               7.00              699,821             740,408
Federal Natl Mtge Assn #50553
 04-01-22                               8.00               70,370              74,572
Federal Natl Mtge Assn #510587
 08-01-29                               7.00              164,785             174,342
Federal Natl Mtge Assn #540041
 02-01-29                               7.00              521,450             552,293
Federal Natl Mtge Assn #545489
 03-01-32                               6.50              156,525             163,813
Federal Natl Mtge Assn #545684
 05-01-32                               7.50              115,112             121,869
Federal Natl Mtge Assn #545885
 08-01-32                               6.50              230,882             244,517
Federal Natl Mtge Assn #555376
 04-01-18                               4.50              664,124             683,099
Federal Natl Mtge Assn #555734
 07-01-23                               5.00            1,369,837           1,404,819
Federal Natl Mtge Assn #615135
 11-01-16                               6.00              115,893             120,745
Federal Natl Mtge Assn #642346
 05-01-32                               7.00              649,481             687,275
Federal Natl Mtge Assn #643381
 06-01-17                               6.00               95,504              99,442
Federal Natl Mtge Assn #645277
 05-01-32                               7.00               75,202              79,578
Federal Natl Mtge Assn #645569
 06-01-32                               7.00              465,799             492,905
Federal Natl Mtge Assn #646446
 06-01-17                               6.50              130,133             135,214
Federal Natl Mtge Assn #650105
 08-01-17                               6.50              530,134             550,831
Federal Natl Mtge Assn #662197
 09-01-32                               6.50              294,292             307,075
Federal Natl Mtge Assn #670387
 08-01-32                               7.00              188,306             199,244
Federal Natl Mtge Assn #670711
 10-01-32                               7.00              104,959             111,067
Federal Natl Mtge Assn #673179
 02-01-18                               6.00              230,942             240,466
Federal Natl Mtge Assn #676511
 12-01-32                               7.00               74,942              79,302
Federal Natl Mtge Assn #678397
 12-01-32                               7.00              729,223(r)          771,658
Federal Natl Mtge Assn #687887
 03-01-33                               5.50            1,389,311           1,434,156
Federal Natl Mtge Assn #688002
 03-01-33                               5.50            1,376,493           1,421,058
Federal Natl Mtge Assn #688034
 03-01-33                               5.50            1,311,362(r)        1,354,032
Federal Natl Mtge Assn #689093
 07-01-28                               5.50              721,309             746,247
Federal Natl Mtge Assn #694546
 03-01-33                               5.50              534,529             549,252
Federal Natl Mtge Assn #703726
 02-01-33                               5.00            2,268,880           2,339,383
Federal Natl Mtge Assn #720070
 07-01-23                               5.50            1,930,811           1,986,383
Federal Natl Mtge Assn #725284
 11-01-18                               7.00               80,962              83,936
Federal Natl Mtge Assn #725431
 08-01-15                               5.50               72,075              74,980
Federal Natl Mtge Assn #726940
 08-01-23                               5.50              237,883             246,919
Federal Natl Mtge Assn #730231
 08-01-23                               5.50            1,738,941           1,788,991
Federal Natl Mtge Assn #747642
 11-01-28                               5.50              318,873             329,898
Federal Natl Mtge Assn #753074
 12-01-28                               5.50            1,434,313           1,483,903
Federal Natl Mtge Assn #755056
 12-01-23                               5.50            1,411,391           1,452,013
Federal Natl Mtge Assn #755598
 11-01-28                               5.00              498,987             514,492
Federal Natl Mtge Assn #761031
 01-01-34                               5.00              388,893             400,589
Federal Natl Mtge Assn #768117
 08-01-34                               5.44              674,565(l)          679,721
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                               8.67            2,991,732(k)          485,774
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                              22.49            1,261,153(k)           95,742
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                              26.67              589,629(k)           35,581
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                               0.00            3,379,132(k)          357,564
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                               0.00            3,987,967(k)          418,425
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                               8.00              518,835             546,343
Govt Natl Mtge Assn
 01-01-39                               5.50            1,700,000(e)        1,745,166
 01-01-39                               6.00            2,000,000(e)        2,063,124
Govt Natl Mtge Assn #604708
 10-15-33                               5.50            1,348,635           1,393,829
Govt Natl Mtge Assn #619592
 09-15-33                               5.00            1,575,185           1,621,861
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30               62,438(k)            1,192
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                               0.92            1,226,056(l)          344,945
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                               4.82           16,044,797(b,k,u)           --
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                               6.50            5,152,363           2,258,992
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                               6.00            1,405,801           1,262,377
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                               5.00            2,813,649           2,625,020
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                               5.00            1,343,567           1,215,201


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
172  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                               6.00%          $1,255,767            $809,866
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            2,664,053           2,126,560
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                               5.29            1,162,214(l)          786,382
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                               5.00            3,184,960           2,294,042
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                               5.50            2,542,118           1,843,036
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                               5.11            2,433,809(l)        1,669,460
                                                                      ---------------
Total                                                                     159,497,057
-------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (--%)
Moog
 Sr Sub Nts
 06-15-18                               7.25              145,000(d)          116,000
-------------------------------------------------------------------------------------


BANKING (0.2%)
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63            2,365,000           1,652,727
-------------------------------------------------------------------------------------


BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88               30,000(b,e,t)        2,850
 05-02-18                               6.88            1,220,000(b,t)        115,900
                                                                      ---------------
Total                                                                         118,750
-------------------------------------------------------------------------------------


CHEMICALS (0.2%)
Airgas
 10-01-18                               7.13              425,000(d)          362,313
Chemtura
 06-01-16                               6.88              320,000             163,200
INVISTA
 Sr Unsecured
 05-01-12                               9.25              997,000(d)          697,900
NALCO
 11-15-11                               7.75              330,000             316,800
                                                                      ---------------
Total                                                                       1,540,213
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (0.2%)
Clorox
 Sr Unsecured
 10-15-12                               5.45              500,000             490,902
 03-01-13                               5.00            1,315,000           1,300,725
Jarden
 05-01-17                               7.50              485,000             329,800
                                                                      ---------------
Total                                                                       2,121,427
-------------------------------------------------------------------------------------


DIVERSIFIED MANUFACTURING (0.1%)
Tyco Electronics Group
 10-01-12                               6.00              140,000(c)          126,294
 01-15-14                               5.95            1,085,000(c)          916,267
                                                                      ---------------
Total                                                                       1,042,561
-------------------------------------------------------------------------------------


ELECTRIC (2.6%)
Aquila
 Sr Unsecured
 07-01-12                              11.88              205,000             207,050
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                               8.88            1,350,000           1,467,693
Consumers Energy
 1st Mtge
 09-15-18                               5.65              145,000             139,240
Consumers Energy
 1st Mtge Series H
 02-17-09                               4.80            3,010,000           3,003,869
Detroit Edison
 10-01-13                               6.40              780,000             810,583
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30              380,000             396,348
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00              185,000             213,507
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                               7.38              280,000             288,558
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35              600,000             640,124
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50              255,000             233,325
 06-15-16                               7.75              155,000             137,950
Exelon
 Sr Unsecured
 06-15-10                               4.45            1,890,000           1,824,562
FirstEnergy
 Sr Unsecured Series B
 11-15-11                               6.45              870,000             849,108
Florida Power
 1st Mtge
 06-15-38                               6.40              605,000             675,628
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05            1,390,000           1,177,976
Majapahit Holding
 10-17-16                               7.75              100,000(c,d)         57,000
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56               45,079              43,051
Nevada Power
 08-01-18                               6.50              850,000             824,849
Nevada Power
 Series M
 03-15-16                               5.95              745,000             711,394
NiSource Finance
 03-01-13                               6.15              760,000             585,611
Northern States Power
 Sr Unsecured
 08-01-09                               6.88            1,455,000           1,465,466
NRG Energy
 02-01-16                               7.38            1,050,000             976,500
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25              660,000             783,247
PacifiCorp
 1st Mtge
 09-15-13                               5.45            1,475,000           1,508,708
 07-15-38                               6.35              785,000             826,089
Portland General Electric
 03-15-10                               7.88              765,000             785,247
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90              110,000             127,421
Potomac Electric Power
 Sr Secured
 06-01-35                               5.40              505,000             414,173
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13              970,000           1,026,302
Sierra Pacific Power
 Series M
 05-15-16                               6.00            1,555,000           1,488,074
Southern California Edison
 1st Mtge
 03-15-14                               5.75              285,000             302,774
                                                                      ---------------
Total                                                                      23,991,427
-------------------------------------------------------------------------------------


ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                               9.30            1,041,917(m)          979,402
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (0.8%)
ConAgra Foods
 Sr Unsecured
 09-15-11                               6.75              765,000             773,304
Cott Beverages USA
 12-15-11                               8.00              670,000             408,700
Dr Pepper Snapple Group
 05-01-18                               6.82            1,005,000(d)          991,284


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  173

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Molson Coors Capital Finance
 09-22-10                               4.85%          $2,910,000(c)       $2,867,465
SABMiller
 01-15-14                               5.70            2,315,000(c,d)      2,107,271
                                                                      ---------------
Total                                                                       7,148,024
-------------------------------------------------------------------------------------


GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13              643,000             379,370
MGM Mirage
 Sr Secured
 11-15-13                              13.00              375,000(d)          360,000
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00              310,000             189,100
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38              310,000(d)          170,500
                                                                      ---------------
Total                                                                       1,098,970
-------------------------------------------------------------------------------------


GAS PIPELINES (0.8%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75              955,000             914,078
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            1,813,000           1,561,884
El Paso
 Sr Unsecured
 12-12-13                              12.00              325,000             322,563
 06-15-14                               6.88              105,000              84,768
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                               6.75              395,000             384,193
Northern Natural Gas
 Sr Unsecured
 02-15-37                               5.80              340,000(d)          292,440
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95            1,305,000           1,154,012
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90              700,000(d)          554,721
Southern Star Central
 Sr Nts
 03-01-16                               6.75              380,000             315,400
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40            1,347,000           1,229,643
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                               7.00              535,000             525,048
                                                                      ---------------
Total                                                                       7,338,750
-------------------------------------------------------------------------------------


HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
 06-15-12                               5.65              740,000             713,301
DaVita
 03-15-13                               6.63              230,000             218,500
Omnicare
 12-15-13                               6.75              680,000             578,000
 12-15-15                               6.88               95,000              77,900
Select Medical
 02-01-15                               7.63              125,000              66,250
                                                                      ---------------
Total                                                                       1,653,951
-------------------------------------------------------------------------------------


HEALTH CARE INSURANCE (--%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30              600,000             367,144
 03-15-17                               5.95              120,000              62,561
                                                                      ---------------
Total                                                                         429,705
-------------------------------------------------------------------------------------


INDEPENDENT ENERGY (1.4%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                               2.40              360,000(i)          344,456
 09-15-16                               5.95            1,670,000           1,475,126
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75              550,000(c)          457,678
Chesapeake Energy
 01-15-16                               6.63              405,000             319,950
 01-15-16                               6.88              620,000             496,000
EnCana Holdings Finance
 05-01-14                               5.80            1,485,000(c)        1,391,167
EnCana
 Sr Unsecured
 11-01-11                               6.30            2,290,000(c)        2,247,795
 10-15-13                               4.75              190,000(c)          166,225
 08-15-37                               6.63               70,000(c)           56,372
Nexen
 Sr Unsecured
 11-20-13                               5.05              495,000(c)          456,888
 05-15-37                               6.40              845,000(c)          661,197
Quicksilver Resources
 08-01-15                               8.25              600,000             381,000
SandRidge Energy
 06-01-18                               8.00              440,000(d)          242,000
XTO Energy
 Sr Unsecured
 02-01-14                               4.90            3,190,000           2,859,326
 01-31-15                               5.00              835,000             747,670
 06-30-15                               5.30              645,000             587,554
                                                                      ---------------
Total                                                                      12,890,404



INTEGRATED ENERGY (0.4%)
BP Capital Markets
 11-07-13                               5.25            1,190,000(c)        1,252,223
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90            1,520,000           1,251,934
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80            1,500,000(c)        1,131,951
Suncor Energy
 Sr Unsecured
 06-01-39                               6.85              425,000(c)          338,731
TNK-BP Finance
 03-13-18                               7.88              200,000(c,d)        102,250
                                                                      ---------------
Total                                                                       4,077,089
-------------------------------------------------------------------------------------


LIFE INSURANCE (0.5%)
MetLife
 Sr Unsecured Series A
 08-15-18                               6.82              780,000             745,070
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13            1,985,000(d)        1,888,343
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40            1,730,000(d)        1,523,765
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30              920,000             870,188
                                                                      ---------------
Total                                                                       5,027,366
-------------------------------------------------------------------------------------


MEDIA CABLE (0.6%)
Comcast
 03-15-11                               5.50            2,230,000           2,208,080
 03-15-37                               6.45            1,380,000           1,373,261
 05-15-38                               6.40              430,000             423,214
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13              873,000             868,635
Videotron
 04-15-18                               9.13              190,000(c,d)        176,700
Virgin Media Finance
 04-15-14                               8.75              150,000(c)          112,500
                                                                      ---------------
Total                                                                       5,162,390
-------------------------------------------------------------------------------------


MEDIA NON CABLE (1.7%)
British Sky Broadcasting Group
 02-23-09                               6.88            2,790,000(c)        2,799,009
 02-15-18                               6.10            1,320,000(c,d)      1,083,851
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63              570,000             552,900
EchoStar DBS
 10-01-13                               7.00              275,000             238,563
 10-01-14                               6.63              504,000             420,840
 02-01-16                               7.13              480,000             400,800
Lamar Media
 08-15-15                               6.63              935,000             675,538


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
174  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70%            $900,000            $590,019
News America
 12-15-35                               6.40            1,435,000           1,326,310
 11-15-37                               6.65              120,000             118,771
Nielsen Finance LLC
 08-01-14                              10.00              230,000             184,000
Rainbow Natl Services LLC
 09-01-12                               8.75              230,000(d)          207,000
Reed Elsevier Capital
 08-01-11                               6.75            1,495,000           1,464,459
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13            2,350,000           1,672,011
Thomson Reuters
 10-01-14                               5.70            2,935,000(c)        2,660,557
 07-15-18                               6.50              880,000(c)          800,222
                                                                      ---------------
Total                                                                      15,194,850
-------------------------------------------------------------------------------------


METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38            1,055,000             865,100
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.1%)
Gaz Capital
 Secured
 11-22-16                               6.21              150,000(c,d)         96,750
Halliburton
 Sr Unsecured
 09-15-38                               6.70              835,000             894,748
                                                                      ---------------
Total                                                                         991,498
-------------------------------------------------------------------------------------


PACKAGING (0.2%)
Crown Americas LLC/Capital
 11-15-15                               7.75              550,000             547,250
Owens-Brockway Glass Container
 05-15-13                               8.25              925,000             911,125
Vitro
 02-01-17                               9.13              560,000(c)          168,000
                                                                      ---------------
Total                                                                       1,626,375
-------------------------------------------------------------------------------------


PAPER (--%)
Georgia-Pacific LLC
 01-15-17                               7.13              210,000(d)          176,400
NewPage
 Sr Secured
 05-01-12                              10.00              430,000             189,200
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                               8.00              225,000(b,v)         42,750
                                                                      ---------------
Total                                                                         408,350
-------------------------------------------------------------------------------------


RAILROADS (0.4%)
CSX
 Sr Unsecured
 03-15-12                               6.30              855,000             827,834
 03-15-13                               5.75            1,760,000           1,653,733
 04-01-15                               6.25            1,310,000           1,285,909
                                                                      ---------------
Total                                                                       3,767,476
-------------------------------------------------------------------------------------


REITS (0.1%)
Brandywine Operating Partnership LP
 05-01-17                               5.70              290,000             153,312
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75              815,000             584,370
Simon Property Group LP
 Sr Unsecured
 12-01-16                               5.25              155,000              99,042
                                                                      ---------------
Total                                                                         836,724
-------------------------------------------------------------------------------------


RETAILERS (0.2%)
Home Depot
 Sr Unsecured
 03-01-11                               5.20              405,000             393,805
Macys Retail Holdings
 07-15-09                               4.80            1,855,000           1,758,238
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00              100,000(q)           44,000
                                                                      ---------------
Total                                                                       2,196,043
-------------------------------------------------------------------------------------


SUPERMARKETS (0.1%)
Kroger
 04-15-12                               6.75              665,000             681,981
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
Communications & Power Inds
 02-01-12                               8.00               25,000              21,156
SunGard Data Systems
 08-15-13                               9.13              704,000             608,960
                                                                      ---------------
Total                                                                         630,116
-------------------------------------------------------------------------------------


TOBACCO (0.2%)
Philip Morris Intl
 Sr Unsecured
 03-17-14                               6.88            2,110,000           2,217,374
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.3%)
Erac USA Finance
 10-15-17                               6.38            3,670,000(d)        2,142,315
Hertz
 01-01-14                               8.88              558,000             343,170
                                                                      ---------------
Total                                                                       2,485,485
-------------------------------------------------------------------------------------


TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25        3,307,000,000(c)          236,144
-------------------------------------------------------------------------------------


WIRELESS (0.2%)
Centennial Communications
 Sr Nts
 01-01-13                               7.19              185,000(i)          179,450
Nextel Communications
 Series D
 08-01-15                               7.38              670,000             281,400
Nextel Communications
 Series E
 10-31-13                               6.88               40,000              17,000
Rogers Communications
 08-15-18                               6.80            1,095,000(c)        1,108,688
Sprint Capital
 01-30-11                               7.63              765,000             638,775
US Cellular
 Sr Unsecured
 12-15-33                               6.70              105,000              75,673
                                                                      ---------------
Total                                                                       2,300,986
-------------------------------------------------------------------------------------


WIRELINES (2.7%)
AT&T
 Sr Unsecured
 03-15-11                               6.25            3,240,000           3,312,877
 01-15-38                               6.30              440,000             482,536
 05-15-38                               6.40              670,000             739,434
Frontier Communications
 Sr Unsecured
 01-15-13                               6.25              280,000             238,000
Qwest
 Sr Unsecured
 10-01-14                               7.50              980,000             813,400
Telecom Italia Capital
 11-15-13                               5.25            4,140,000(c)        3,156,750
Telefonica Europe
 09-15-10                               7.75            3,945,000(c)        4,005,603
TELUS
 Sr Unsecured
 06-01-11                               8.00            5,312,500(c)        5,283,749
Verizon Communications
 04-15-38                               6.90              440,000             502,921
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88            4,385,000           4,362,860
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65            1,000,000             964,404
Windstream
 08-01-16                               8.63              655,000             579,675
 03-15-19                               7.00              320,000             246,400
                                                                      ---------------
Total                                                                      24,688,609
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $427,495,833)                                                     $388,282,901
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  175

RiverSource VP - Balanced Fund

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%          $1,475,000            $798,418
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $1,474,853)                                                           $798,418
-------------------------------------------------------------------------------------



SENIOR LOANS (1.0%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (--%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                                     TBD             $460,000(e,p)       $188,600
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                                     TBD              101,000(e,p)         41,410
                                                                      ---------------
Total                                                                         230,010
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (--%)
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50%             210,000             147,630
-------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.1%)
West Corp
 Tranche B2 Term Loan
 TBD                                     TBD               55,000(e,p)         33,756
 10-24-13                          2.84-4.27              847,602             520,216
                                                                      ---------------
Total                                                                         553,972
-------------------------------------------------------------------------------------


ELECTRIC (0.1%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD              259,343(e,p)        179,725
 10-10-14                          3.96-5.37            1,015,000             703,395
                                                                      ---------------
Total                                                                         883,120
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (--%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14                          4.66-6.80              655,000             446,710
-------------------------------------------------------------------------------------


HEALTH CARE (0.4%)
Community Health Systems
 Delayed Draw Term Loan
 TBD                                     TBD               40,486(e,o,p)       31,519
 07-25-14                               3.40               20,243              15,759
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            1,187,434             924,417
HCA
 Tranche B Term Loan
 11-18-13                               3.71            1,847,662           1,441,693
                                                                      ---------------
Total                                                                       2,413,388
-------------------------------------------------------------------------------------


MEDIA CABLE (0.1%)
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            1,377,630           1,006,056
-------------------------------------------------------------------------------------


MEDIA NON CABLE (0.1%)
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46              596,335             181,029
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39              956,234(c)          642,274
                                                                      ---------------
Total                                                                         823,303
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (--%)
Dresser
 Tranche B Term Loan
 05-04-14                          2.71-4.49              535,000             333,482
-------------------------------------------------------------------------------------


PAPER (0.1%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                                     TBD              614,074(e,p)        502,005
 12-20-12                          2.58-4.19              241,908             197,760
NewPage
 Term Loan
 12-22-14                               5.31              145,000              92,075
                                                                      ---------------
Total                                                                         791,840
-------------------------------------------------------------------------------------


RETAILERS (--%)
Neiman Marcus Group
 Term Loan
 TBD                                     TBD              125,000(e,p)         79,250
 04-06-13                               4.19              405,000             256,770
                                                                      ---------------
Total                                                                         336,020
-------------------------------------------------------------------------------------


TECHNOLOGY (--%)
SunGard Data Systems
 Term Loan
 TBD                                     TBD              249,364(e,p)        166,897
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (--%)
Hertz
 Letter of Credit
 TBD                                     TBD               52,268(e,p)         31,570
Hertz
 Tranche B Term Loan
 TBD                                     TBD              292,733(e,p)        176,810
                                                                      ---------------
Total                                                                         208,380
-------------------------------------------------------------------------------------


WIRELESS (0.1%)
Alltel Communications
 Tranche B2 Term Loan
 TBD                                     TBD              465,000(e,p)        457,328
 05-15-15                               4.37              190,000             186,865
                                                                      ---------------
Total                                                                         644,193
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $11,248,530)                                                        $8,985,001
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              26,808,129(w)        $26,808,129
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $26,808,129)                                                       $26,808,129
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,177,381,350)                                                   $992,480,116
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
176  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                             NUMBER OF                                              UNREALIZED
CONTRACT DESCRIPTION                         CONTRACTS          NOTIONAL         EXPIRATION        APPRECIATION
--------------------                       LONG (SHORT)       MARKET VALUE          DATE          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                            280            $12,601,400       March 2009           $359,114
S&P 500 Index                                    56             12,601,400       March 2009            358,907
U.S. Long Bond, 20-year                         109             15,047,110       March 2009          1,409,145
U.S. Treasury Note, 2-year                       (6)            (1,308,375)      April 2009            (12,854)
U.S. Treasury Note, 5-year                     (420)           (50,002,970)      April 2009         (1,531,542)
U.S. Treasury Note, 10-year                    (175)           (22,006,250)      March 2009         (1,311,363)
----------------------------------------------------------------------------------------------------------------
Total                                                                                                $(728,593)
----------------------------------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2008


                              REFERENCED          BUY/SELL      PAY/RECEIVE       EXPIRATION       NOTIONAL      UNREALIZED
COUNTERPARTY                    ENTITY           PROTECTION      FIXED RATE          DATE           AMOUNT      APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             Home Depot                 Buy             .50%       March 20, 2011     $380,000        $16,050
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             ConAgra Foods              Buy             .18        Sept. 20, 2011      765,000          9,472
----------------------------------------------------------------------------------------------------------------------------
Citibank                  Reed Elsevier              Buy             .26        Sept. 20, 2011      365,000         27,554
                          Capital
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs             FirstEnergy                Buy             .60         Dec. 20, 2011      235,000          3,765
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Kroger                     Buy             .36        March 20, 2012      665,000         10,717
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Cardinal Health            Buy            .225         June 20, 2012      740,000         11,258
----------------------------------------------------------------------------------------------------------------------------
Citibank                  Clorox                     Buy             .31         Dec. 20, 2012      605,000         14,171
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       NiSource Finance           Buy             .55         Dec. 20, 2012      760,000        128,692
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                             $221,679
----------------------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 10.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $25,445,916 or 2.8% of net assets.

(e) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $74,904,424. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     MBIA   --   MBIA Insurance Corporation


(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  177

RiverSource VP - Balanced Fund

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Apollo Management LP*                08-02-07 thru 01-16-08      $3,464,998
     Banc of America Funding*
       Series 2006-2 Cl N1
       7.25% 2046                         11-14-06 thru 07-21-08          95,139
     Crown Paper Escrow                          04-16-07                     --
     United Artists Theatre Circuit
       Pass-Through Ctfs
       9.30% 2015                         12-08-95 thru 08-12-96       1,022,362
     Virgin Media                         07-27-07 thru 07-29-08       2,880,728


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                               $40,486


(p) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(q) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(r) At Dec. 31, 2008, investments in securities included securities valued at $10,546,055 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s) On Dec. 17, 2007, Renaissance Home Equity Loan Trust Series 2007-2 filed a Chapter 11 bankruptcy petition.

(t) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(u)  Negligible market value.

(v) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(w) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
178  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Balanced Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                   ----------------------------------------------------------
                                                        LEVEL 1         LEVEL 2
                                                     QUOTED PRICES       OTHER        LEVEL 3
                                                       IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                      MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Investments in securities                            $603,959,572    $378,334,013   $10,186,531  $992,480,116
Other financial instruments*                             (728,593)        221,679            --      (506,914)

-------------------------------------------------------------------------------------------------------------
Total                                                $603,230,979    $378,555,692   $10,186,531  $991,973,202
-------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

  The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                           $9,492,787      $(172,913)
  Accrued discounts/premiums                                            (653,919)            --
  Realized gain (loss)                                                (1,852,287)             *
  Change in unrealized appreciation (depreciation)                    (6,214,627)       172,913
  Net purchases (sales)                                               (6,444,946)            --
  Transfers in and/or out of Level 3                                  15,859,523             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $10,186,531            $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(196,227).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  179

PORTFOLIO OF INVESTMENTS

RiverSource VP - Cash Management Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



U.S. GOVERNMENT AGENCIES (37.8%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Federal Home Loan Bank Disc Nts
 01-20-09                            2.60%           $12,200,000          $12,182,615
 01-26-09                            2.44             19,000,000           18,967,014
 02-04-09                            2.22             25,000,000           24,946,875
 02-17-09                            0.75             10,000,000            9,990,208
 02-18-09                            0.99             12,000,000           11,984,000
Federal Home Loan Mtge Corp Disc Nts
 01-23-09                            2.65             25,000,000           24,958,292
 01-27-09                            0.98              4,200,000            4,196,967
 02-03-09                            0.69             10,000,000            9,993,583
 02-09-09                            0.89             10,000,000            9,990,250
 02-10-09                            0.89             10,200,000           10,189,800
 02-17-09                            2.05             98,300,000           98,036,228
 03-02-09                            1.48             35,000,000           34,913,750
 03-03-09                            2.00             34,000,000           33,884,778
 03-06-09                            1.06              9,875,000            9,856,216
 03-10-09                            1.86             60,000,000           59,789,653
 03-11-09                            0.90             25,000,000           24,956,875
 03-12-09                            1.15             10,100,000           10,077,435
 03-16-09                            2.67             15,000,000           14,918,292
 03-19-09                            1.41             15,000,000           14,955,083
Federal Natl Mtge Assn Disc Nts
 01-02-09                            1.04             25,000,000           24,998,576
 01-12-09                            2.51             34,345,000           34,316,665
 01-20-09                            0.58             11,700,000           11,696,295
 01-26-09                            0.98             32,700,000           32,677,292
 01-28-09                            0.98             25,000,000           24,981,250
 02-02-09                            1.03             25,000,000           24,976,667
 03-19-09                            1.20              5,000,000            4,987,167
 03-23-09                            1.31             10,800,000           10,768,410
 04-15-09                            1.29             25,000,000           24,906,111
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $633,096,347)                                                     $633,096,347
-------------------------------------------------------------------------------------



FDIC-INSURED (1.5%)(E)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

General Electric Capital
 FDIC Govt Guaranty
 03-17-09                            1.91%           $15,000,000          $14,940,625
Goldman Sachs Group
 FDIC Govt Guaranty
 12-17-09                            2.00             10,000,000           10,000,000
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED
(Cost: $24,940,625)                                                       $24,940,625
-------------------------------------------------------------------------------------



CERTIFICATES OF DEPOSIT (7.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Bank of America
 02-09-09                            1.89%           $10,000,000          $10,000,000
 02-11-09                            1.75             10,000,000           10,000,000
Barclays Bank
 05-27-09                            2.52             10,000,000(b)        10,000,000
 05-28-09                            2.62             11,000,000(b)        11,000,000
Chase Bank USA
 02-18-09                            1.75              5,000,000            5,000,000
 02-19-09                            1.75             12,000,000           12,000,000
 03-30-09                            0.40             10,000,000           10,000,000
Citibank
 01-22-09                            0.40              5,000,000            5,000,000
Citigroup
 01-09-09                            1.60              5,000,000            5,000,000
 01-12-09                            1.15             15,000,000           15,000,000
 01-12-09                            1.35             20,000,000           20,000,000
Credit Suisse NY
 06-16-09                            2.24             10,000,000(b)        10,000,000
-------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost: $123,000,000)                                                     $123,000,000
-------------------------------------------------------------------------------------



FLOATING RATE NOTES (5.6%)(b)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Bank of America
 07-30-09                            3.67%            $5,000,000           $5,000,000
Federal Home Loan Mtge Corp Disc Nts
 04-27-09                            3.53             30,000,000           30,000,000
General Electric Capital
 09-24-09                            0.50             10,000,000           10,000,000
HSBC USA
 08-14-09                            2.53             10,000,000           10,000,000
New York Life Global Funding
 09-04-09                            2.31             10,000,000           10,000,000
US Bank
 08-19-09                            2.30             15,000,000           15,000,000
 09-10-09                            2.29              8,000,000            8,000,000
Wells Fargo & Co
 09-03-09                            1.97              5,000,000            5,000,000
-------------------------------------------------------------------------------------
TOTAL FLOATING RATE NOTES
(Cost: $93,000,000)                                                       $93,000,000
-------------------------------------------------------------------------------------



COMMERCIAL PAPER (49.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED (24.3%)
Bryant Park Funding LLC
 01-12-09                            0.46%            $9,000,000(c)        $8,998,625
 01-15-09                            0.33             10,500,000           10,498,581
 01-21-09                            1.50              5,000,000(c)         4,995,694
Chariot Funding LLC
 01-07-09                            1.22             11,000,000(c)        10,997,433
Enterprise Funding LLC
 01-06-09                            1.52             10,000,000(c)         9,997,500
 01-08-09                            2.00             10,000,000(c)         9,995,625
 01-12-09                            1.58              7,604,000(c)         7,600,050
 01-16-09                            1.38             10,607,000(c)        10,600,592
Falcon Asset Securitization LLC
 01-06-09                            1.18             15,000,000(c)        14,997,083
 01-09-09                            0.54              5,000,000(c)         4,999,333
 01-12-09                            1.30             20,000,000(c)        19,991,444
 01-20-09                            1.37              6,700,000(c)         6,694,979
 02-02-09                            1.48             10,134,000(c)        10,120,488
Jupiter Securitization LLC
 01-05-09                            1.14             15,000,000(c)        14,997,667
 01-12-09                            1.63             10,000,000(c)         9,994,653
 03-02-09                            0.45             15,000,000(c)        14,988,750
Kitty Hawk Funding
 01-27-09                            0.39             15,000,000           14,995,667
 02-18-09                            0.53             24,100,000(c)        24,082,753
 03-19-09                            0.75             10,000,000(c)         9,983,958
Park Avenue Receivables LLC
 01-05-09                            1.14             10,000,000(c)         9,998,444
 01-08-09                            1.77             10,900,000(c)        10,895,761
 02-02-09                            1.43             15,000,000(c)        14,980,667
Ranger Funding LLC
 01-05-09                            1.15             14,500,000(c)        14,497,708
 01-06-09                            1.23              8,000,000(c)         7,998,389
 01-26-09                            0.39              9,000,000            8,997,500
Salisbury Receivables LLC
 01-06-09                            2.11             10,000,000(c)         9,996,528
Sheffield Receivables
 01-06-09                            2.52              5,000,000(c)         4,997,931
 01-07-09                            2.17             10,000,000(c)         9,995,833
 01-08-09                            1.63             13,600,000(c)        13,595,147
 01-14-09                            1.32             15,000,000(c)        14,992,417
 02-10-09                            1.59             10,000,000(c)         9,982,222
Thunder Bay Funding LLC
 01-05-09                            1.63             25,000,000(c)        24,994,416
 01-09-09                            0.54             10,000,000(c)         9,998,667
 02-11-09                            1.44             11,384,000(c)        11,365,201
WhistleJacket Capital LLC
 02-25-09                            3.12              1,538,426(b,d,f)     1,538,426
 03-20-09                            2.50              7,691,442(b,d,f)     7,691,442
                                                                      ---------------
Total                                                                     406,047,574
-------------------------------------------------------------------------------------


BANKING (14.4%)
Bank of America
 01-05-09                            1.26             17,000,000           16,997,072
 01-15-09                            1.52             15,000,000           14,990,667
 01-29-09                            0.83              4,000,000            3,997,356
 02-12-09                            1.69              3,000,000            2,994,050
Bank of Scotland
 01-09-09                            0.46              8,000,000            7,999,084
 01-16-09                            0.51             22,200,000           22,195,037
 01-20-09                            0.48              9,500,000            9,497,493
 01-21-09                            0.45             23,200,000           23,193,942


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
180  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Cash Management Fund

COMMERCIAL PAPER (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
BANKING (CONT.)
Barclays US Funding LLC
 01-05-09                            1.25%           $13,000,000          $12,997,768
 01-12-09                            1.67             10,000,000            9,994,515
HSBC Finance
 01-07-09                            1.30             10,500,000           10,497,375
 01-12-09                            0.72             17,100,000           17,095,953
 01-26-09                            0.37             12,200,000           12,196,781
 01-29-09                            0.34             12,500,000           12,496,597
Royal Bank of Scotland
 01-02-09                            0.97             10,000,000            9,999,467
 01-06-09                            1.66             15,000,000           14,995,917
 01-07-09                            1.37             15,000,000           14,996,050
 01-08-09                            1.15             15,000,000           14,996,208
 01-28-09                            0.24              8,000,000            7,998,500
                                                                      ---------------
Total                                                                     240,129,832
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (1.9%)
Caterpillar
 01-05-09                            1.05             10,000,000(c)         9,998,556
 01-23-09                            0.19              5,000,000(c)         4,999,389
Caterpillar Financial Services
 01-26-09                            0.24             16,900,000           16,897,065
                                                                      ---------------
Total                                                                      31,895,010
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (1.2%)
Procter & Gamble
 01-13-09                            1.45             20,000,000(c)        19,989,667
-------------------------------------------------------------------------------------


ELECTRIC (3.6%)
FPL Fuels
 01-05-09                            1.46             10,500,000           10,497,900
 01-05-09                            1.46             25,000,000           24,995,000
 01-06-09                            1.23              5,000,000            4,998,993
 01-06-09                            1.52              5,000,000            4,998,750
 01-07-09                            1.04              2,000,000            1,999,600
 01-13-09                            1.40              6,000,000            5,997,000
 01-20-09                            0.92              7,000,000            6,996,490
                                                                      ---------------
Total                                                                      60,483,733
-------------------------------------------------------------------------------------


INTEGRATED ENERGY (0.6%)
Chevron
 01-14-09                            0.99             10,000,000            9,996,208
-------------------------------------------------------------------------------------


NON CAPTIVE DIVERSIFIED (1.6%)
General Electric Capital Services
 01-12-09                            2.50              7,200,000            7,194,082
 02-10-09                            0.49              5,000,000            4,997,222
                                                                      ---------------
Total                                                                      12,191,304
-------------------------------------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.6%)
Citigroup Funding
 01-02-09                            1.01             10,000,000            9,999,445
 01-05-09                            1.54             10,000,000            9,997,889
Southern Company Funding
 01-12-09                            0.88              6,400,000(c)         6,398,142
                                                                      ---------------
Total                                                                      26,395,476
-------------------------------------------------------------------------------------


WIRELINES (1.6%)
AT&T
 01-21-09                            1.11             10,000,000(c)         9,993,611
 01-22-09                            1.60              9,000,000(c)         8,991,338
 01-30-09                            1.03              8,000,000(c)         7,993,233
                                                                      ---------------
Total                                                                      26,978,182
-------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost: $834,107,229)                                                     $834,106,986
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,708,144,201)(g)                                              $1,708,143,958
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $430,689,894 or 25.7% of net assets.

(d) Denotes investments in structured investment vehicles ("SIVS"). See Note 8 to the financial statements.

(e) This debt is guaranteed under the FDIC's Temporary Liquidity Guaranty Program (TLGP) and is backed by the full faith and credit of the United States.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                     ACQUISITION
     SECURITY                                                           DATES            COST
     -------------------------------------------------------------------------------------------
     WhistleJacket Capital LLC
       2.50% Commercial Paper 2008                                     03-16-07       $7,691,750
     WhistleJacket Capital LLC
       3.12% Commercial Paper 2008                                     03-23-07        1,538,361


(g) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2008.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  181

RiverSource VP - Cash Management Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                               $--        $1,708,143,958       $--      $1,708,143,958


At Dec. 31, 2008, 100% of the Fund's investments were valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
182  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (111.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.2%)(C)
Pemex Project Funding Master Trust
 03-01-18                               5.75%          $2,425,000(d)       $2,140,063
 06-15-35                               6.63            3,368,000           2,851,012
Petroleos de Venezuela
 04-12-17                               5.25            4,919,000           1,770,840
                                                                      ---------------
Total                                                                       6,761,915
-------------------------------------------------------------------------------------


SOVEREIGN (0.6%)(c)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75            2,308,000(d)          844,809
Republic of Argentina
 09-12-13                               7.00            3,746,000           1,198,720
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00            4,660,000(k)          116,500
Republic of Colombia
 01-27-17                               7.38            2,000,000           2,065,000
 09-18-37                               7.38            1,735,000           1,700,300
Republic of El Salvador
 06-15-35                               7.65            1,800,000(d)        1,143,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88            1,034,000(d)          837,540
 10-12-35                               8.50            1,338,000(d)        1,137,300
 01-17-38                               7.75            1,150,000(d)          954,500
Republic of Philippines
 01-15-16                               8.00              575,000             592,250
 01-14-31                               7.75            2,732,000           2,759,320
Republic of Turkey
 09-26-16                               7.00              590,000             575,250
 04-03-18                               6.75            1,857,000           1,754,865
 03-17-36                               6.88            4,785,000           3,971,549
Republic of Uruguay
 05-17-17                               9.25              876,000             893,520
Republic of Venezuela
 02-26-16                               5.75              946,000             402,050
 05-07-23                               9.00            2,200,000             880,000
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              944,000             490,880
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63            2,184,000           1,834,560
Russian Federation
 03-31-30                               7.50            1,304,380(d)        1,138,072
                                                                      ---------------
Total                                                                      25,289,985
-------------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (24.3%)
Federal Farm Credit Bank
 10-17-12                               4.50           17,155,000          18,541,450
Federal Home Loan Mtge Corp
 07-17-15                               4.38           36,515,000          40,010,216
 04-18-16                               5.25           39,540,000          45,024,396
 04-16-37                               6.00           49,700,000          52,018,356
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18                               5.00           43,261,000          44,840,675
Federal Natl Mtge Assn
 05-18-12                               4.88           30,760,000          33,729,489
 01-02-14                               5.13           62,386,000          65,927,029
 04-15-15                               5.00           49,850,000          56,488,674
 07-15-37                               5.63            9,840,000          12,564,379
U.S. Treasury
 06-30-10                               2.88            3,775,000(s)        3,909,337
 12-15-10                               4.38           38,595,000(s)       41,450,412
 11-30-13                               2.00            1,305,000           1,338,849
 12-31-13                               1.50              755,000             753,289
 11-15-18                               3.75          146,673,000         166,038,237
 02-15-26                               6.00           36,293,000          50,651,418
 02-15-29                               5.25          115,565,000         153,250,053
 02-15-38                               4.38           31,355,000(s)       41,996,103
 05-15-38                               4.50           25,905,000          35,356,284
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00           70,307,763(g)       66,595,015
 01-15-15                               1.63          170,398,399(g)      157,966,403
                                                                      ---------------
Total                                                                   1,088,450,064
-------------------------------------------------------------------------------------


ASSET-BACKED (1.3%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                               5.49            8,375,000(o)        7,787,443
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                               0.62            6,942,270(d,i)      6,796,187
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                               6.15            4,525,000(d)        4,180,847
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                               4.92            1,041,468             909,963
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                               0.73              965,935(i)          671,509
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                               5.04            5,849,995(d,o)      5,327,749
CPS Auto Trust
 Series 2007-C Cl A3 (FSA)
 05-15-12                               5.43            8,099,948(d,o)      7,269,703
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            7,000,000(d,o)      5,193,300
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                               0.00            6,400,000(m)          640,000
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88           11,700,000(m)        2,175,475
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
 02-27-12                              30.73           11,633,000(m)        1,480,532
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            7,413,000(m)          639,001
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57            1,998,061           1,915,866
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                               6.31            1,645,000(n)          156,394
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                               6.66            1,065,000(n)           79,575
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                               7.01            1,565,000(n)           99,226
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37                               0.65           14,950,000(i)        6,786,325
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                               5.45            3,850,000(d)        3,303,631
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
 10-12-12                               5.24            3,120,000(o)        2,912,927
                                                                      ---------------
Total                                                                      58,325,653
-------------------------------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (7.7%)(f)
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                               5.45           15,170,000          10,048,584
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00              173,301             156,188


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  183

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                               4.57%          $2,030,000          $1,803,772
Bear Stearns Commercial Mtge Securities
 Series 2007-PW16 Cl A1
 06-11-40                               5.59            2,582,212           2,387,733
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
 01-12-45                               5.33           10,000,000           7,788,280
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            6,850,000           4,712,184
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
 05-15-19                               5.25               62,330              61,250
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                               5.68           17,625,000          16,933,169
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43            3,841,000           3,010,714
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
 12-10-49                               5.70           15,200,000          10,880,268
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23            1,800,000           1,435,515
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                               7.03            2,493,410           2,484,204
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20            1,475,000(d,i)      1,170,676
Credit Suisse Mtge Capital Ctfs
 Series 2006-C4 Cl A3
 09-15-39                               5.47              380,000             287,098
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            7,550,000           4,790,715
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                               6.18           12,000,000          11,335,190
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60            2,900,000           2,397,528
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82            1,940,144           1,789,932
CS First Boston Mtge Securities
 Series 2005-C5 Cl A4
 08-15-38                               5.10           23,610,000          18,849,691
Federal Natl Mtge Assn #387486
 07-01-15                               4.70            9,192,938           9,261,642
Federal Natl Mtge Assn #555806
 10-01-13                               5.10              949,535             977,573
Federal Natl Mtge Assn #735029
 09-01-13                               5.32              106,194             109,140
Federal Natl Mtge Assn #735390
 03-01-16                               4.87            2,527,390           2,554,328
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                               4.72               81,259              82,884
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                               4.77            2,300,000           1,876,948
GE Capital Commercial Mtge
 Series 2005-C3 Cl A5
 07-10-45                               4.98           10,000,000           8,948,873
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                               4.77            1,411,070(d)        1,397,938
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25            3,850,000(d)        3,298,968
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88            1,675,000           1,571,558
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
 03-10-39                               5.44           32,145,000          24,466,586
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl AM
 03-10-39                               5.48            5,150,000           2,609,828
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                               5.55            5,125,000           4,150,852
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            8,650,000(d,i)      5,194,867
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            5,475,000             813,979
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
 07-12-37                               4.39            2,276,745           2,056,515
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13            1,620,904           1,479,126
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              729,839             668,473
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                               4.77            5,575,000           4,608,007
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                               5.08            1,100,000           1,024,070
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                               4.18            3,000,000           2,906,339
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                               4.48            8,590,863           7,984,243
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00           18,835,000          10,987,798
JPMorgan Chase Commercial Mtge Securities
 Series 2006-CB17 Cl A1
 12-12-43                               5.28            9,717,127           9,090,825
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            5,775,000           4,491,657
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                               5.49            4,550,000           3,578,956
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79           17,250,000          12,534,956
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                               5.90           13,300,000           5,660,088
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20            5,700,000(d)          897,771
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97            2,250,000           1,921,390
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A6
 08-15-29                               5.02            4,000,000           3,268,258
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86            6,925,000           5,402,921
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            6,395,000           4,793,820
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            5,200,000           3,667,080
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61            1,534,853           1,422,136
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                               4.71            3,317,159           3,052,692
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34            1,016,247             992,454
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59            2,475,000           2,110,836
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80            5,575,000           4,391,760
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                               5.88            7,400,000           5,237,224
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                               6.09           11,925,000           9,166,581


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
184  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                               5.08%         $16,750,000(d)      $13,953,500
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09            3,075,000           2,568,758
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                               5.56           37,000,000          28,575,153
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58            3,950,000           3,309,099
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            6,100,000           5,072,448
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31            2,075,000           1,554,986
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34           13,868,000           6,526,044
                                                                      ---------------
Total                                                                     344,594,619
-------------------------------------------------------------------------------------


MORTGAGE-BACKED (44.6%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                               6.18            6,060,304(h,s)      3,211,260
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47                               0.64           11,594,743(h)        2,708,718
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47                               0.66           15,485,855(h)        6,187,202
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                               6.00            2,222,310           1,598,663
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
 04-25-34                               6.00            4,203,737           3,696,661
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                               6.00           24,411,537          12,973,397
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                               7.25              383,756(d,l)         47,509
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                               6.00           18,366,978           9,577,375
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47                               6.20               57,302(h)           28,297
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                               5.10            5,800,000(d,h)      3,849,037
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
 08-25-47                               5.98              252,946(h)          146,526
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
 08-25-35                               5.00            8,191,723           5,900,280
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                               7.73            5,975,138(m)          828,045
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                               4.75            1,398,506           1,365,292
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
 10-25-33                               5.50           17,639,346          13,286,700
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
 05-25-35                               0.72            4,681,855(i)        1,282,060
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50            2,263,960           1,442,630
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            4,986,628           3,884,066
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                               6.00            5,317,032           2,708,363
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                               6.00           10,907,813           6,722,569
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                               6.00           13,652,732           9,047,773
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                               6.00           18,787,077           9,569,667
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37                               6.50           22,703,384          11,770,297
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37                               6.50           22,240,407          11,772,646
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47                               0.82           10,687,264(i)        2,544,484
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                               0.97           18,870,579(i)        2,775,862
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
 12-25-35                               5.50           16,168,460          10,105,287
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35                               5.56            6,465,712(h)        3,551,044
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                               7.00            2,890,568(d)        1,994,717
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.33            3,872,234(h)        1,504,110
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
 09-20-36                               5.84            7,092,145(h)        2,803,423
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
 11-25-18                               6.00            1,355,765           1,203,242
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 12-25-34                               6.00           13,076,126           9,270,258
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
 02-25-37                               0.56            3,599,754(i)        3,328,045
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
 06-25-37                               0.58            3,572,055(i)        3,175,679
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                              12.08           13,465,953(m)              404


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  185

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 01-01-39                               5.50%         $50,000,000(e)      $51,171,900
 01-01-39                               6.00           44,900,000(e)       46,247,000
 01-01-39                               6.50           52,000,000(e)       53,998,776
Federal Home Loan Mtge Corp #1B3592
 09-01-37                               6.00            7,829,942(h)        8,044,463
Federal Home Loan Mtge Corp #1G3723
 08-01-37                               6.00            3,826,048(h)        3,914,007
Federal Home Loan Mtge Corp #1J1445
 01-01-37                               5.88           17,112,913(h)       17,507,212
Federal Home Loan Mtge Corp #783049
 03-01-35                               4.84            2,793,855(h)        2,816,322
Federal Home Loan Mtge Corp #A27373
 10-01-34                               6.50              443,363             461,514
Federal Home Loan Mtge Corp #A76134
 04-01-38                               7.00           13,131,042          13,633,156
Federal Home Loan Mtge Corp #B11452
 12-01-18                               6.00            1,224,707           1,269,997
Federal Home Loan Mtge Corp #B11835
 01-01-19                               5.50               81,929              84,744
Federal Home Loan Mtge Corp #B12280
 02-01-19                               5.50              104,624             108,219
Federal Home Loan Mtge Corp #C00356
 08-01-24                               8.00               74,402              78,815
Federal Home Loan Mtge Corp #C14412
 09-01-28                               6.00            1,151,465           1,194,514
Federal Home Loan Mtge Corp #C46101
 08-01-29                               6.50              208,143             217,964
Federal Home Loan Mtge Corp #C53878
 12-01-30                               5.50              800,511             823,685
Federal Home Loan Mtge Corp #C59161
 10-01-31                               6.00            2,204,028           2,280,919
Federal Home Loan Mtge Corp #C79930
 06-01-33                               5.50            2,096,185           2,150,971
Federal Home Loan Mtge Corp #C80198
 08-01-24                               8.00               42,089              44,585
Federal Home Loan Mtge Corp #C80253
 01-01-25                               9.00               42,468              46,787
Federal Home Loan Mtge Corp #C90767
 12-01-23                               6.00            3,116,586           3,226,420
Federal Home Loan Mtge Corp #D95319
 03-01-22                               6.00              281,456             291,443
Federal Home Loan Mtge Corp #D96300
 10-01-23                               5.50              285,129             293,396
Federal Home Loan Mtge Corp #E01127
 02-01-17                               6.50            1,759,929           1,828,693
Federal Home Loan Mtge Corp #E01419
 05-01-18                               5.50            1,034,255           1,069,745
Federal Home Loan Mtge Corp #E98725
 08-01-18                               5.00            3,246,620           3,356,129
Federal Home Loan Mtge Corp #E99684
 10-01-18                               5.00            2,887,081           2,985,658
Federal Home Loan Mtge Corp #G01108
 04-01-30                               7.00            1,530,112           1,610,366
Federal Home Loan Mtge Corp #G01410
 04-01-32                               7.00               61,985              65,140
Federal Home Loan Mtge Corp #G01427
 12-01-31                               6.50              512,144             535,031
Federal Home Loan Mtge Corp #G01535
 04-01-33                               6.00              432,982             449,831
Federal Home Loan Mtge Corp #G03419
 07-01-37                               6.00           39,347,786          40,576,868
Federal Home Loan Mtge Corp #G30225
 02-01-23                               6.00            3,955,806           4,096,178
Federal Home Loan Mtge Corp #H01089
 08-01-37                               6.00           32,539,311          33,044,853
Federal Home Loan Mtge Corp #H01724
 09-01-37                               6.00           13,904,090          14,063,226
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                               0.17            4,530,146(m)          476,373
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                              27.74              123,902(m)            4,507
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                              77.27            6,920,310(m)          521,789
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1241 Cl K
 03-15-22                               7.00              196,001             195,626
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                               5.50            3,547,935           3,602,692
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                               6.50            1,398,718           1,483,478
Federal Natl Mtge Assn
 01-01-24                               4.50           16,875,000(e)       17,244,141
 01-01-24                               5.00           33,200,000(e)       34,071,500
 01-01-24                               5.50           12,000,000(e)       12,356,256
 01-01-24                               6.00           15,000,000(e)       15,553,125
 12-01-38                               4.50           47,000,000(e)       47,631,586
 01-01-39                               5.00          179,000,000(e)      182,747,902
 01-01-39                               5.50          166,000,000(e)      170,150,000
 01-01-39                               6.00           41,000,000(e)       42,204,375
 01-01-39                               6.50            3,500,000(e)        3,634,533
 01-01-39                               7.00            1,000,000(e)        1,046,875
Federal Natl Mtge Assn #125032
 11-01-21                               8.00               18,148              19,213
Federal Natl Mtge Assn #125474
 02-01-27                               7.50              497,121             527,312
Federal Natl Mtge Assn #190353
 08-01-34                               5.00           10,225,039          10,460,331
Federal Natl Mtge Assn #190899
 04-01-23                               8.50              161,994             173,058
Federal Natl Mtge Assn #190988
 06-01-24                               9.00              166,376             179,569
Federal Natl Mtge Assn #252440
 05-01-29                               7.00              100,497             106,325
Federal Natl Mtge Assn #253883
 08-01-16                               6.00              415,625             433,025
Federal Natl Mtge Assn #254224
 02-01-17                               7.00              662,521             692,093
Federal Natl Mtge Assn #254560
 11-01-32                               5.00            2,413,892           2,473,211
Federal Natl Mtge Assn #254675
 01-01-23                               6.50              121,985             127,458
Federal Natl Mtge Assn #254916
 09-01-23                               5.50            3,270,874           3,365,016
Federal Natl Mtge Assn #255364
 09-01-34                               6.00              395,495             408,118
Federal Natl Mtge Assn #255788
 06-01-15                               5.50            3,439,295           3,589,486
Federal Natl Mtge Assn #256171
 03-01-26                               6.00           16,944,269          17,482,233
Federal Natl Mtge Assn #256339
 07-01-36                               5.50           18,664,973          19,032,440
Federal Natl Mtge Assn #257016
 12-01-37                               7.00            6,013,586           6,303,384
Federal Natl Mtge Assn #303727
 02-01-11                               6.00               24,873              25,836
Federal Natl Mtge Assn #323715
 05-01-29                               6.00               56,711              58,778
Federal Natl Mtge Assn #442411
 11-01-28                               6.50              919,191(s)          961,991
Federal Natl Mtge Assn #445254
 12-01-13                               5.50            1,002,865           1,043,284
Federal Natl Mtge Assn #446964
 10-01-28                               6.00            2,962,309           3,070,282
Federal Natl Mtge Assn #450370
 01-01-29                               6.50            1,311,988           1,373,078
Federal Natl Mtge Assn #484820
 04-01-14                               5.50                5,445               5,664
Federal Natl Mtge Assn #50553
 04-01-22                               8.00               64,872              68,746
Federal Natl Mtge Assn #510587
 08-01-29                               7.00               82,393              87,171
Federal Natl Mtge Assn #545339
 11-01-31                               6.50               72,706              76,511
Federal Natl Mtge Assn #545342
 04-01-13                               7.00              124,658             125,271
Federal Natl Mtge Assn #545869
 07-01-32                               6.50            1,128,304           1,187,348
Federal Natl Mtge Assn #545874
 08-01-32                               6.50              101,779             107,110
Federal Natl Mtge Assn #545885
 08-01-32                               6.50            2,308,816           2,445,175
Federal Natl Mtge Assn #545910
 08-01-17                               6.00            1,081,876           1,123,710
Federal Natl Mtge Assn #555340
 04-01-33                               5.50              112,153             115,801
Federal Natl Mtge Assn #555375
 04-01-33                               6.00            7,103,901(s)        7,373,495
Federal Natl Mtge Assn #555376
 04-01-18                               4.50              144,778             148,914


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
186  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555458
 05-01-33                               5.50%          $8,963,153          $9,220,844
Federal Natl Mtge Assn #555528
 04-01-33                               6.00           19,160,210          19,798,702
Federal Natl Mtge Assn #555734
 07-01-23                               5.00            2,712,278           2,781,541
Federal Natl Mtge Assn #576603
 03-01-15                               6.00            1,977,110           2,061,119
Federal Natl Mtge Assn #606882
 10-01-31                               7.00              384,667             407,032
Federal Natl Mtge Assn #609621
 11-01-31                               7.00            1,877,985           1,987,173
Federal Natl Mtge Assn #615135
 11-01-16                               6.00              125,551             130,807
Federal Natl Mtge Assn #617746
 08-01-32                               6.50              154,453             161,162
Federal Natl Mtge Assn #626720
 01-01-17                               6.00              107,303             111,796
Federal Natl Mtge Assn #630599
 05-01-32                               7.00            2,765,953           2,926,908
Federal Natl Mtge Assn #634367
 03-01-17                               6.50              629,391             653,976
Federal Natl Mtge Assn #645569
 06-01-32                               7.00              234,388             248,028
Federal Natl Mtge Assn #646938
 06-01-32                               7.00            1,010,799           1,069,619
Federal Natl Mtge Assn #647549
 08-01-17                               6.00              985,872           1,026,530
Federal Natl Mtge Assn #650009
 09-01-31                               7.50                8,210               8,703
Federal Natl Mtge Assn #650159
 10-01-32                               6.50            1,934,794           2,036,568
Federal Natl Mtge Assn #652600
 02-01-18                               5.50            4,064,459           4,207,949
Federal Natl Mtge Assn #667604
 10-01-32                               5.50            5,136,329           5,283,415
Federal Natl Mtge Assn #667721
 03-01-33                               6.00            1,583,653(s)        1,641,260
Federal Natl Mtge Assn #667787
 02-01-18                               5.50              513,060             530,852
Federal Natl Mtge Assn #669925
 09-01-17                               6.50            1,641,676           1,723,677
Federal Natl Mtge Assn #670382
 09-01-32                               6.00            4,384,359           4,530,463
Federal Natl Mtge Assn #670387
 08-01-32                               7.00              554,499             586,707
Federal Natl Mtge Assn #672289
 12-01-17                               5.50              279,091             289,086
Federal Natl Mtge Assn #677089
 01-01-33                               5.50              127,126             130,766
Federal Natl Mtge Assn #677695
 02-01-33                               6.50              247,102             259,271
Federal Natl Mtge Assn #678028
 09-01-17                               6.00              367,955             383,130
Federal Natl Mtge Assn #683116
 02-01-33                               6.00              439,568             454,216
Federal Natl Mtge Assn #684585
 02-01-33                               5.50              418,782             432,229
Federal Natl Mtge Assn #684586
 03-01-33                               6.00            1,295,672           1,344,009
Federal Natl Mtge Assn #684601
 03-01-33                               6.00              996,560           1,035,020
Federal Natl Mtge Assn #687051
 01-01-33                               6.00            4,557,420           4,690,539
Federal Natl Mtge Assn #688691
 03-01-33                               5.50              423,035(s)          434,687
Federal Natl Mtge Assn #689093
 07-01-28                               5.50            1,262,290           1,305,933
Federal Natl Mtge Assn #694316
 03-01-18                               5.50            1,216,714           1,259,457
Federal Natl Mtge Assn #694546
 03-01-33                               5.50            1,200,213           1,233,270
Federal Natl Mtge Assn #694628
 04-01-33                               5.50            1,890,366           1,952,473
Federal Natl Mtge Assn #694795
 04-01-33                               5.50            2,327,146           2,403,003
Federal Natl Mtge Assn #694988
 03-01-33                               5.50            4,549,711           4,689,448
Federal Natl Mtge Assn #695202
 03-01-33                               6.50            1,487,747           1,551,208
Federal Natl Mtge Assn #704610
 06-01-33                               5.50              136,770             140,537
Federal Natl Mtge Assn #709901
 06-01-18                               5.00            2,016,170           2,089,670
Federal Natl Mtge Assn #711501
 05-01-33                               5.50            1,047,564           1,083,793
Federal Natl Mtge Assn #723687
 08-01-28                               5.50            1,931,039           1,997,802
Federal Natl Mtge Assn #724867
 06-01-18                               5.00               77,210              80,025
Federal Natl Mtge Assn #725232
 03-01-34                               5.00           10,731,270(s)       10,984,918
Federal Natl Mtge Assn #725284
 11-01-18                               7.00               60,722              62,952
Federal Natl Mtge Assn #725424
 04-01-34                               5.50           39,984,970          41,086,261
Federal Natl Mtge Assn #725431
 08-01-15                               5.50               49,707              51,710
Federal Natl Mtge Assn #725684
 05-01-18                               6.00            3,415,258           3,554,670
Federal Natl Mtge Assn #725773
 09-01-34                               5.50           15,241,802          15,652,075
Federal Natl Mtge Assn #725813
 12-01-33                               6.50            5,373,432           5,602,643
Federal Natl Mtge Assn #726940
 08-01-23                               5.50               47,577              49,384
Federal Natl Mtge Assn #730153
 08-01-33                               5.50              464,555             477,350
Federal Natl Mtge Assn #730231
 08-01-23                               5.50            5,120,856           5,268,244
Federal Natl Mtge Assn #731075
 07-01-18                               5.50               97,496             100,991
Federal Natl Mtge Assn #731417
 09-01-18                               5.50            1,029,382           1,066,252
Federal Natl Mtge Assn #732094
 08-01-18                               5.50               52,271              54,117
Federal Natl Mtge Assn #735212
 12-01-34                               5.00           22,474,004          22,991,162
Federal Natl Mtge Assn #735224
 02-01-35                               5.50           34,132,097          35,072,184
Federal Natl Mtge Assn #735841
 11-01-19                               4.50            7,391,534           7,584,242
Federal Natl Mtge Assn #742840
 10-01-18                               5.50              891,413(s)          922,472
Federal Natl Mtge Assn #743262
 10-01-18                               5.00            1,974,426           2,043,130
Federal Natl Mtge Assn #743455
 10-01-18                               5.50            3,095,027           3,202,594
Federal Natl Mtge Assn #743579
 11-01-33                               5.50               82,076              84,337
Federal Natl Mtge Assn #745079
 12-01-20                               5.00              436,903             449,659
Federal Natl Mtge Assn #745275
 02-01-36                               5.00           27,346,008          27,958,186
Federal Natl Mtge Assn #745278
 06-01-19                               4.50           12,502,513          12,859,728
Federal Natl Mtge Assn #745283
 01-01-36                               5.50           43,548,207          44,693,203
Federal Natl Mtge Assn #745355
 03-01-36                               5.00            8,272,367           8,457,555
Federal Natl Mtge Assn #745392
 12-01-20                               4.50           32,613,080          33,463,349
Federal Natl Mtge Assn #745563
 08-01-34                               5.50           12,414,945          12,756,885
Federal Natl Mtge Assn #747584
 11-01-28                               5.50            3,289,861           3,403,605
Federal Natl Mtge Assn #753074
 12-01-28                               5.50              112,056             115,930
Federal Natl Mtge Assn #756844
 02-01-19                               5.00            1,630,631(s)        1,680,278
Federal Natl Mtge Assn #759330
 01-01-19                               6.50               88,722              92,186
Federal Natl Mtge Assn #759342
 01-01-34                               6.50              615,221             645,134
Federal Natl Mtge Assn #761031
 01-01-34                               5.00              543,089             559,422
Federal Natl Mtge Assn #763703
 04-01-34                               5.50           21,302,559          21,875,973
Federal Natl Mtge Assn #763754
 02-01-29                               5.50              111,103             114,770
Federal Natl Mtge Assn #763798
 03-01-34                               5.50              196,231             202,025
Federal Natl Mtge Assn #765758
 02-01-19                               5.00            1,958,160           2,021,451
Federal Natl Mtge Assn #776962
 04-01-29                               5.00            7,598,891           7,827,419
Federal Natl Mtge Assn #776987
 04-01-29                               5.00              258,893             266,679
Federal Natl Mtge Assn #785506
 06-01-34                               5.00              586,578             600,076
Federal Natl Mtge Assn #785738
 11-01-19                               5.00            7,009,387           7,222,798
Federal Natl Mtge Assn #791447
 10-01-34                               6.00              268,847             277,428


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  187

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #797232
 09-01-34                               5.50%         $12,787,148         $13,131,348
Federal Natl Mtge Assn #811114
 02-01-35                               5.50           16,714,737          17,154,212
Federal Natl Mtge Assn #829227
 08-01-35                               6.00              379,364             391,058
Federal Natl Mtge Assn #831809
 09-01-36                               6.00           52,466,382(s)       54,075,400
Federal Natl Mtge Assn #833731
 07-01-20                               5.00           12,019,746          12,370,679
Federal Natl Mtge Assn #878661
 02-01-36                               5.50           12,587,961          12,839,720
Federal Natl Mtge Assn #881629
 02-01-36                               5.50            9,627,153           9,819,696
Federal Natl Mtge Assn #885871
 06-01-36                               7.00            4,205,371(s)        4,441,242
Federal Natl Mtge Assn #886291
 07-01-36                               7.00              135,442             143,039
Federal Natl Mtge Assn #886404
 08-01-36                               6.50            8,200,791           8,527,541
Federal Natl Mtge Assn #886464
 08-01-36                               6.50            4,006,126           4,165,745
Federal Natl Mtge Assn #887589
 07-01-36                               6.50            5,507,300(s)        5,753,700
Federal Natl Mtge Assn #887648
 07-01-36                               5.90            3,574,928(h)        3,681,443
Federal Natl Mtge Assn #888414
 11-01-35                               5.00            7,019,301           7,176,438
Federal Natl Mtge Assn #899938
 12-01-37                               7.00           17,354,252          18,190,563
Federal Natl Mtge Assn #909188
 05-01-38                               7.00           10,542,681          11,051,246
Federal Natl Mtge Assn #909200
 06-01-38                               7.00            9,231,494           9,676,809
Federal Natl Mtge Assn #909214
 07-01-38                               7.00            8,760,612           9,183,212
Federal Natl Mtge Assn #928860
 11-01-37                               8.00            6,804,860           7,177,081
Federal Natl Mtge Assn #940811
 07-01-37                               6.50            7,989,053           8,306,918
Federal Natl Mtge Assn #942502
 08-01-37                               7.00           24,670,200          25,859,071
Federal Natl Mtge Assn #950788
 10-01-37                               6.50           25,252,502          26,257,236
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                               8.67           15,290,069(m)        2,482,679
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                              22.49            1,308,493(m)           99,336
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                              26.67            1,179,257(m)           71,162
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                               0.00           11,076,044(m)        1,172,017
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                               0.00           27,915,768(m)        2,928,975
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                               8.00            1,064,978           1,121,440
Govt Natl Mtge Assn
 01-01-39                               5.50           29,000,000(e)       29,770,472
 01-01-39                               6.00           30,000,000(e)       30,946,860
Govt Natl Mtge Assn #604708
 10-15-33                               5.50            2,914,791           3,012,469
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                              33.69            2,121,975(m)          151,928
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30              327,800(m)            6,257
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                               0.92            2,834,642(h)          797,513
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
 01-19-38                               0.67            5,726,269(h)        5,126,528
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36                               0.76           10,084,542(h)        2,918,121
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                               4.82           31,307,149(b,m,u)           --
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
 09-25-36                               6.72           41,966,506(m)          434,760
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
 12-25-35                               5.79            4,052,786(h)        2,210,251
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR35 Cl 2A2
 01-25-37                               0.57            2,241,183(h)        1,808,339
JPMorgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-S2 4A5
 11-25-34                               6.00            5,956,291           4,222,684
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                               6.50           25,643,706          11,243,175
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
 02-25-19                               5.00            2,542,073           2,227,491
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                               6.00               56,992              51,178
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                               5.00            1,791,698           1,671,581
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                               5.00            2,452,336           2,218,037
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
 04-25-35                               5.50              300,000             243,068
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
 04-25-37                               0.65           12,333,905(i)        4,959,124
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37                               6.00               29,189              19,453
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                               6.00            3,217,902           2,075,282
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                               5.91            6,427,185(h)        3,618,215
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            8,697,961           6,943,080


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
188  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                               5.29%          $6,592,227(h)       $4,460,461
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
 09-25-36                               5.93               26,603(h)           15,791
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
 02-25-46                               3.26            7,753,429(h)        3,300,121
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                               5.00           21,881,431          15,760,613
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50           30,724,986          23,143,356
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                               5.50            5,757,897           4,174,475
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                               5.11            8,125,783(h)        5,573,843
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                               6.00           21,818,441          14,540,798
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-AR9 Cl A2
 12-28-37                               6.38              131,876(h)           47,122
                                                                      ---------------
Total                                                                   1,997,916,592
-------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (--%)
Moog
 Sr Sub Nts
 06-15-18                               7.25            1,285,000(d)        1,028,000
-------------------------------------------------------------------------------------


BANKING (0.8%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                               6.37            1,325,000(c,d)      1,258,750
Citigroup
 Sr Unsecured
 02-14-11                               5.13            5,355,000           5,226,437
 04-11-13                               5.50           11,355,000          11,056,182
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63           21,440,000          14,982,858
Morgan Stanley
 Sr Unsecured
 04-01-18                               6.63            1,785,000           1,565,963
                                                                      ---------------
Total                                                                      34,090,190
-------------------------------------------------------------------------------------


BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88              985,000(b,e,t)       93,575
 05-02-18                               6.88           13,070,000(b,t)      1,241,650
                                                                      ---------------
Total                                                                       1,335,225
-------------------------------------------------------------------------------------


CHEMICALS (0.4%)
Airgas
 10-01-18                               7.13            3,770,000(d)        3,213,925
Chemtura
 06-01-16                               6.88            3,900,000           1,989,000
INVISTA
 Sr Unsecured
 05-01-12                               9.25           13,060,000(d)        9,142,000
NALCO
 11-15-11                               7.75            2,095,000           2,011,200
                                                                      ---------------
Total                                                                      16,356,125
-------------------------------------------------------------------------------------


CONSUMER PRODUCTS (0.6%)
Clorox
 Sr Unsecured
 10-15-12                               5.45            7,785,000           7,643,349
 03-01-13                               5.00           15,920,000          15,747,174
Jarden
 05-01-17                               7.50            6,170,000           4,195,600
                                                                      ---------------
Total                                                                      27,586,123
-------------------------------------------------------------------------------------


DIVERSIFIED MANUFACTURING (0.2%)
Tyco Electronics Group
 10-01-12                               6.00            2,180,000(c)        1,966,585
 01-15-14                               5.95           10,755,000(c)        9,082,442
                                                                      ---------------
Total                                                                      11,049,027
-------------------------------------------------------------------------------------


ELECTRIC (5.5%)
Aquila
 Sr Unsecured
 07-01-12                              11.88            2,430,000           2,454,300
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                               8.88           17,825,000          19,378,985
Consumers Energy
 1st Mtge
 09-15-18                               5.65            2,865,000           2,751,191
Consumers Energy
 1st Mtge Series H
 02-17-09                               4.80           15,785,000          15,752,855
Detroit Edison
 10-01-13                               6.40            9,165,000           9,524,350
Dominion Resources
 Sr Nts
 01-15-19                               8.88            6,555,000           7,068,840
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30            4,800,000           5,006,501
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00            3,680,000           4,247,051
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                               7.38           11,935,000          12,299,781
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35            5,600,000           5,974,487
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50            2,955,000           2,703,825
 06-15-16                               7.75            1,785,000           1,588,650
Exelon
 Sr Unsecured
 06-15-10                               4.45           14,945,000          14,427,559
FirstEnergy
 Sr Unsecured Series B
 11-15-11                               6.45            8,235,000           8,037,242
Florida Power
 1st Mtge
 06-15-38                               6.40            6,965,000           7,778,094
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05           19,825,000          16,800,994
Majapahit Holding
 10-17-16                               7.75              620,000(c,d)        353,400
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56              107,689             102,843
Nevada Power
 08-01-18                               6.50           10,835,000          10,514,403
Nevada Power
 Series M
 03-15-16                               5.95            6,126,000           5,849,662
NiSource Finance
 03-01-13                               6.15            4,740,000           3,652,364
Northern States Power
 Sr Unsecured
 08-01-09                               6.88            5,360,000           5,398,554
NRG Energy
 02-01-16                               7.38           14,015,000          13,033,950
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25            7,830,000           9,292,152
PacifiCorp
 1st Mtge
 09-15-13                               5.45            7,405,000           7,574,226
 07-15-38                               6.35            7,300,000           7,682,099
Portland General Electric
 03-15-10                               7.88            3,190,000           3,274,430
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90            6,700,000           7,761,085
Potomac Electric Power
 Sr Secured
 06-01-35                               5.40            3,385,000           2,776,191
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13           11,530,000          12,199,235


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  189

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Sierra Pacific Power
 Series M
 05-15-16                               6.00%         $18,866,000         $18,054,026
Southern California Edison
 1st Mtge
 03-15-14                               5.75            3,762,000           3,996,617
                                                                      ---------------
Total                                                                     247,309,942
-------------------------------------------------------------------------------------


ENTERTAINMENT (--%)
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                               9.30            1,932,283(l)        1,816,346
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (1.5%)
ConAgra Foods
 Sr Unsecured
 09-15-11                               6.75            4,725,000           4,776,290
 08-01-27                               6.70            7,825,000           7,843,905
Cott Beverages USA
 12-15-11                               8.00            3,250,000           1,982,500
Dr Pepper Snapple Group
 05-01-18                               6.82           10,685,000(d)       10,539,171
Molson Coors Capital Finance
 09-22-10                               4.85           16,215,000(c)       15,977,985
SABMiller
 01-15-14                               5.70           28,615,000(c,d)     26,047,332
                                                                      ---------------
Total                                                                      67,167,183
-------------------------------------------------------------------------------------


GAMING (0.3%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13            8,877,000           5,237,430
MGM Mirage
 Sr Secured
 11-15-13                              13.00            4,960,000(d)        4,761,600
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00              380,000             231,800
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38            3,640,000(d)        2,002,000
                                                                      ---------------
Total                                                                      12,232,830
-------------------------------------------------------------------------------------


GAS DISTRIBUTORS (0.1%)
Southern California Gas
 1st Mtge
 03-15-14                               5.50            3,340,000           3,485,490
-------------------------------------------------------------------------------------


GAS PIPELINES (1.8%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75           11,490,000          10,997,654
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80           20,100,000          17,315,988
El Paso
 Sr Unsecured
 12-12-13                              12.00            4,170,000           4,138,725
 06-15-14                               6.88            1,310,000           1,057,583
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                               6.75            2,900,000           2,820,659
Northern Natural Gas
 Sr Unsecured
 02-15-37                               5.80            2,040,000(d)        1,754,641
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95           12,325,000          10,898,999
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90           10,437,000(d)        8,270,884
Southern Star Central
 Sr Nts
 03-01-16                               6.75            1,750,000           1,452,500
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40           16,945,000          15,468,667
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                               7.00            8,290,000           8,135,789
                                                                      ---------------
Total                                                                      82,312,089
-------------------------------------------------------------------------------------


HEALTH CARE (0.5%)
Cardinal Health
 Sr Unsecured
 06-15-12                               5.65            4,810,000           4,636,457
Community Health Systems
 07-15-15                               8.88            5,400,000           4,968,000
DaVita
 03-15-13                               6.63            5,112,000           4,856,400
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63            8,140,000(j)        6,349,200
Omnicare
 12-15-13                               6.75            2,180,000           1,853,000
 12-15-15                               6.88              375,000             307,500
Select Medical
 02-01-15                               7.63            1,625,000             861,250
                                                                      ---------------
Total                                                                      23,831,807
-------------------------------------------------------------------------------------


HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30            4,225,000           2,585,302
 03-15-17                               5.95            2,675,000           1,394,593
                                                                      ---------------
Total                                                                       3,979,895
-------------------------------------------------------------------------------------


INDEPENDENT ENERGY (3.5%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                               2.40            2,760,000(i)        2,640,831
 09-15-16                               5.95           18,244,000          16,115,090
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75            6,270,000(c)        5,217,523
Chesapeake Energy
 01-15-16                               6.63            7,365,000           5,818,350
 01-15-16                               6.88            6,480,000           5,184,000
EnCana Holdings Finance
 05-01-14                               5.80           12,095,000(c)       11,330,753
EnCana
 Sr Unsecured
 11-01-11                               6.30           23,940,000(c)       23,498,787
 10-15-13                               4.75            8,410,000(c)        7,357,647
 08-15-37                               6.63            2,735,000(c)        2,202,520
Nexen
 Sr Unsecured
 11-20-13                               5.05            4,495,000(c)        4,148,911
 05-15-37                               6.40            8,115,000(c)        6,349,841
Quicksilver Resources
 08-01-15                               8.25            8,700,000           5,524,500
SandRidge Energy
 06-01-18                               8.00            8,305,000(d)        4,567,750
XTO Energy
 Sr Unsecured
 06-15-13                               4.63            7,275,000           6,606,660
 02-01-14                               4.90           34,665,000          31,071,639
 01-31-15                               5.00            9,840,000           8,810,864
 06-30-15                               5.30            9,630,000           8,772,323
                                                                      ---------------
Total                                                                     155,217,989
-------------------------------------------------------------------------------------


INTEGRATED ENERGY (1.0%)
BP Capital Markets
 11-07-13                               5.25           14,680,000(c)       15,447,583
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90           16,135,000          13,289,445
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80           16,230,000(c)       12,247,710
Suncor Energy
 Sr Unsecured
 06-01-39                               6.85            4,520,000(c)        3,602,508
TNK-BP Finance
 03-13-18                               7.88              705,000(c,d)        360,431
                                                                      ---------------
Total                                                                      44,947,677
-------------------------------------------------------------------------------------


LIFE INSURANCE (1.2%)
MetLife
 Sr Unsecured Series A
 08-15-18                               6.82            8,110,000           7,746,823
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13           22,167,000(d)       21,087,606
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40           15,605,000(d)       13,744,713
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30            9,905,000           9,368,704
                                                                      ---------------
Total                                                                      51,947,846
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
190  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


MEDIA CABLE (1.4%)
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                               8.00%          $4,865,000(d)       $3,989,300
Comcast
 03-15-11                               5.50           19,739,000          19,544,971
 03-15-37                               6.45           18,905,000          18,812,687
 05-15-38                               6.40            9,415,000           9,266,409
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13            7,832,000           7,792,840
Videotron
 04-15-18                               9.13            2,215,000(c,d)      2,059,950
Virgin Media Finance
 04-15-14                               8.75            1,855,000(c)        1,391,250
                                                                      ---------------
Total                                                                      62,857,407
-------------------------------------------------------------------------------------


MEDIA NON CABLE (3.6%)
British Sky Broadcasting Group
 02-23-09                               6.88           20,982,000(c)       21,049,758
 02-15-18                               6.10           15,805,000(c,d)     12,977,470
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63            4,830,000           4,685,100
EchoStar DBS
 10-01-13                               7.00            5,970,000           5,178,975
 10-01-14                               6.63            5,565,000           4,646,775
 02-01-16                               7.13            4,040,000           3,373,400
Lamar Media
 08-15-15                               6.63           11,375,000           8,218,438
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70           11,713,000           7,678,773
News America
 12-15-35                               6.40           10,720,000           9,908,046
 11-15-37                               6.65            5,650,000           5,592,150
Nielsen Finance LLC
 08-01-14                              10.00            4,140,000           3,312,000
Rainbow Natl Services LLC
 09-01-12                               8.75            2,685,000(d)        2,416,500
Reed Elsevier Capital
 08-01-11                               6.75            9,625,000           9,428,374
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13           26,896,000          19,136,343
Thomson Reuters
 08-15-09                               4.25            8,150,000(c)        8,056,373
 10-01-14                               5.70           22,090,000(c)       20,024,430
 07-15-18                               6.50           14,955,000(c)       13,599,225
                                                                      ---------------
Total                                                                     159,282,130
-------------------------------------------------------------------------------------


METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38           13,235,000          10,852,700
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.3%)
Gaz Capital
 Secured
 11-22-16                               6.21            1,695,000(c,d)      1,093,275
Halliburton
 Sr Unsecured
 09-15-38                               6.70            9,315,000           9,981,530
KazMunaiGaz Finance
 07-02-18                               9.13              980,000(c,d)        641,729
                                                                      ---------------
Total                                                                      11,716,534
-------------------------------------------------------------------------------------


PACKAGING (0.3%)
Crown Americas LLC/Capital
 11-15-15                               7.75            6,480,000           6,447,600
Owens-Brockway Glass Container
 05-15-13                               8.25            6,445,000           6,348,325
Vitro
 02-01-17                               9.13            6,320,000(c)        1,896,000
                                                                      ---------------
Total                                                                      14,691,925
-------------------------------------------------------------------------------------


PAPER (0.1%)
Georgia-Pacific LLC
 01-15-17                               7.13            2,670,000(d)        2,242,800
NewPage
 Sr Secured
 05-01-12                              10.00            5,060,000           2,226,400
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                               8.00            1,370,000(b,v)        260,300
                                                                      ---------------
Total                                                                       4,729,500
-------------------------------------------------------------------------------------


RAILROADS (0.7%)
CSX
 Sr Unsecured
 03-15-12                               6.30            5,375,000           5,204,220
 03-15-13                               5.75           13,081,000          12,291,182
 04-01-15                               6.25           16,185,000          15,887,358
                                                                      ---------------
Total                                                                      33,382,760
-------------------------------------------------------------------------------------


REITS (0.1%)
Brandywine Operating Partnership LP
 05-01-17                               5.70            2,620,000           1,385,097
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75            5,415,000           3,882,649
Simon Property Group LP
 Sr Unsecured
 12-01-16                               5.25            1,185,000             757,195
                                                                      ---------------
Total                                                                       6,024,941
-------------------------------------------------------------------------------------


RETAILERS (0.5%)
Home Depot
 Sr Unsecured
 03-01-11                               5.20            2,565,000           2,494,101
Macys Retail Holdings
 07-15-09                               4.80           21,236,000          20,128,266
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00            1,195,000(j)          525,800
                                                                      ---------------
Total                                                                      23,148,167
-------------------------------------------------------------------------------------


SUPERMARKETS (0.1%)
Kroger
 04-15-12                               6.75            5,105,000           5,235,361
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
Communications & Power Inds
 02-01-12                               8.00              140,000             118,475
SunGard Data Systems
 08-15-13                               9.13            4,469,000           3,865,685
                                                                      ---------------
Total                                                                       3,984,160
-------------------------------------------------------------------------------------


TOBACCO (0.3%)
Philip Morris Intl
 Sr Unsecured
 03-17-14                               6.88            5,675,000           5,963,789
 05-16-18                               5.65            6,820,000           6,760,891
                                                                      ---------------
Total                                                                      12,724,680
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.5%)
Erac USA Finance
 10-15-17                               6.38           31,530,000(d)       18,405,226
Hertz
 01-01-14                               8.88            5,759,000           3,541,785
                                                                      ---------------
Total                                                                      21,947,011
-------------------------------------------------------------------------------------


TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25       20,345,000,000(c)        1,452,784
-------------------------------------------------------------------------------------


WIRELESS (0.7%)
Centennial Communications
 Sr Nts
 01-01-13                               9.63            8,225,000(i)        7,978,250
Nextel Communications
 Series D
 08-01-15                               7.38            6,190,000           2,599,800
Nextel Communications
 Series E
 10-31-13                               6.88              420,000             178,500
Rogers Communications
 08-15-18                               6.80           12,450,000(c)       12,605,625
Sprint Capital
 01-30-11                               7.63            9,329,000           7,789,715
US Cellular
 Sr Unsecured
 12-15-33                               6.70            1,410,000           1,016,186
                                                                      ---------------
Total                                                                      32,168,076
-------------------------------------------------------------------------------------


WIRELINES (5.9%)
AT&T
 Sr Unsecured
 03-15-11                               6.25           14,743,000          15,074,614
 01-15-38                               6.30           22,555,000          24,735,469
 05-15-38                               6.40           11,475,000          12,664,194
Frontier Communications
 Sr Unsecured
 03-15-19                               7.13            2,475,000           1,658,250


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  191

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Qwest
 Sr Unsecured
 10-01-14                               7.50%         $10,255,000          $8,511,650
 06-15-15                               7.63            2,970,000           2,435,400
Telecom Italia Capital
 11-15-13                               5.25           44,982,000(c)       34,298,775
Telefonica Europe
 09-15-10                               7.75           22,715,000(c)       23,063,948
TELUS
 Sr Unsecured
 06-01-11                               8.00           60,716,000(c)       60,387,405
Verizon Communications
 04-15-38                               6.90            6,055,000           6,920,873
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88           50,030,000          49,777,399
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65           14,303,000          13,793,868
Windstream
 08-01-16                               8.63            7,628,000           6,750,780
 03-15-19                               7.00            3,560,000           2,741,200
                                                                      ---------------
Total                                                                     262,813,825
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,307,319,820)                                                 $4,974,044,573
-------------------------------------------------------------------------------------



MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%         $13,310,000          $7,204,703
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $13,213,092)                                                        $7,204,703
-------------------------------------------------------------------------------------



SENIOR LOANS (1.9%)(p)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (0.1%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                                     TBD           $5,626,000(e,r)     $2,306,660
Hexion Specialty Chemicals
 Tranche C Term Loan
 TBD                                     TBD            1,221,000(e,r)        500,610
                                                                      ---------------
Total                                                                       2,807,270
-------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (--%)
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50%           2,225,000           1,564,175
-------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.2%)
West Corp
 Tranche B2 Term Loan
 TBD                                     TBD              630,000(e,r)        386,662
 10-24-13                          2.84-4.27           11,371,256           6,979,109
                                                                      ---------------
Total                                                                       7,365,771
-------------------------------------------------------------------------------------


ELECTRIC (0.3%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD            4,698,359(e,r)      3,255,963
 10-10-14                          3.96-5.37           12,050,000           8,350,650
                                                                      ---------------
Total                                                                      11,606,613
-------------------------------------------------------------------------------------


FOOD AND BEVERAGE (0.1%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14                          4.66-6.80            8,585,000           5,854,970
-------------------------------------------------------------------------------------


HEALTH CARE (0.2%)
Community Health Systems
 Delayed Draw Term Loan
 TBD                                     TBD              202,315(e,q,r)      157,502
 07-25-14                               3.40              101,157              78,751
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            5,933,748           4,619,423
HCA
 Tranche B Term Loan
 11-18-13                               3.71            7,124,361           5,558,995
                                                                      ---------------
Total                                                                      10,414,671
-------------------------------------------------------------------------------------


MEDIA CABLE (0.1%)
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            8,183,285           5,976,089
-------------------------------------------------------------------------------------


MEDIA NON CABLE (0.2%)
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46            3,543,306           1,075,641
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39            8,468,533(c)        5,688,060
                                                                      ---------------
Total                                                                       6,763,701
-------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.1%)
Dresser
 Tranche B Term Loan
 05-04-14                          2.71-4.49           10,426,176           6,498,948
-------------------------------------------------------------------------------------


PAPER (0.2%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                                     TBD            7,527,059(e,r)      6,153,371
 12-20-12                          2.58-4.19            2,877,250           2,352,152
NewPage
 Term Loan
 12-22-14                               5.31            1,682,024           1,068,085
                                                                      ---------------
Total                                                                       9,573,608
-------------------------------------------------------------------------------------


RETAILERS (0.1%)
Neiman Marcus Group
 Term Loan
 TBD                                     TBD            1,450,000(e,r)        919,300
 04-06-13                               4.19            4,720,000           2,992,480
                                                                      ---------------
Total                                                                       3,911,780
-------------------------------------------------------------------------------------


TECHNOLOGY (0.1%)
SunGard Data Systems
 Term Loan
 TBD                                     TBD            3,069,186(e,r)      2,054,176
 02-28-14                          3.58-4.14            4,440,000           2,971,647
                                                                      ---------------
Total                                                                       5,025,823
-------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (--%)
Hertz
 Letter of Credit
 TBD                                     TBD              524,948(e,r)        317,068
Hertz
 Tranche B Term Loan
 TBD                                     TBD            2,940,053(e,r)      1,775,792
                                                                      ---------------
Total                                                                       2,092,860
-------------------------------------------------------------------------------------


WIRELESS (0.2%)
Alltel Communications
 Tranche B2 Term Loan
 TBD                                     TBD            5,480,000(e,r)      5,389,580
 05-15-15                               4.37            2,185,000           2,148,948
                                                                      ---------------
Total                                                                       7,538,528
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $100,485,768)                                                      $86,994,807
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
PAPER & FOREST PRODUCTS
Crown Paper Escrow                                    3,450,000(b,l)               $3
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $--)                                                                        $3
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%             113,444,798(w)       $113,444,798
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $113,444,798)                                                     $113,444,798
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,534,463,478)(x)                                              $5,181,688,884
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
192  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund


INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                   UNREALIZED
                                                       CONTRACTS       NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)    MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                   (977)     $(134,871,802)  March 2009    $(13,534,694)
U.S. Treasury Note, 2-year                                 915        199,527,187   April 2009       2,656,802
U.S. Treasury Note, 5-year                              (3,357)      (399,666,594)  April 2009     (10,111,228)
U.S. Treasury Note, 10-year                             (3,356)      (422,017,000)  March 2009     (25,675,837)
---------------------------------------------------------------------------------------------------------------
Total                                                                                             $(46,664,957)
---------------------------------------------------------------------------------------------------------------




CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                   REFERENCED            BUY/SELL     PAY/RECEIVE      EXPIRATION       NOTIONAL      UNREALIZED
COUNTERPARTY                         ENTITY             PROTECTION     FIXED RATE         DATE           AMOUNT      APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              Home Depot                       Buy            .50%      March 20, 2011    $2,390,000       $100,949
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              ConAgra Foods                    Buy            .18       Sept. 20, 2011     4,725,000         58,505
---------------------------------------------------------------------------------------------------------------------------------
Citibank                   Reed Elsevier Capital            Buy            .26       Sept. 20, 2011     2,430,000        183,439
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              FirstEnergy                      Buy            .60        Dec. 20, 2011     2,785,000         44,617
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        Kroger                           Buy            .36       March 20, 2012     5,105,000         82,271
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        Cardinal Health                  Buy           .225        June 20, 2012     4,810,000         73,175
---------------------------------------------------------------------------------------------------------------------------------
Citibank                   Clorox                           Buy            .31        Dec. 20, 2012     3,800,000         89,006
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        NiSource Finance                 Buy            .55        Dec. 20, 2012     4,740,000        802,634
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $1,434,596
---------------------------------------------------------------------------------------------------------------------------------




FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                    CURRENCY TO            CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE                                      BE DELIVERED            BE RECEIVED      APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              16,283,000           12,947,715           $--       $(448,199)
                                                     Canadian Dollar          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               9,510,000           12,594,224            --        (683,774)
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               6,097,000            8,677,311       164,593              --
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                             803,529,000            8,909,870        49,577              --
                                                        Japanese Yen          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                               8,773,742           12,841,000       356,896              --
                                                         U.S. Dollar    Australian Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              13,342,089            8,997,000            --        (219,486)
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                                 211,072              145,000           418              --
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 7, 2009                                              20,689,095           38,260,000     1,760,850              --
                                                         U.S. Dollar   New Zealand Dollar
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                        $2,332,334     $(1,351,459)
-----------------------------------------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  193

RiverSource VP - Diversified Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 8.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $224,030,137 or 5.0% of net assets.

(e) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $757,803,687. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     --------------------------------------------------------------------------
     Banc of America Funding*
       Collateralized Mtge Obligation
         7.25% 2046                       11-14-06 thru 07-18-08       $380,552
     Crown Paper Escrow                          04-16-07                    --
     United Artists Theatre Circuit
       Pass-Through Ctfs
         9.30% 2015                              12-08-95             1,932,283


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(n) On Dec. 17, 2007, Renaissance Home Equity Loan Trust Series 2007-2 filed a Chapter 11 bankruptcy petition.

(o) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FSA    --   Financial Security Assurance
     MBIA   --   MBIA Insurance Corporation


(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                              $202,315


(r) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(s) At Dec. 31, 2008, investments in securities included securities valued at $17,747,276 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
194  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

(t) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(u)  Negligible market value.

(v) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(w) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(x) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $5,586,053,793 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                   $166,265,674
     Unrealized depreciation                                                   (570,630,583)
     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(404,364,909)
     --------------------------------------------------------------------------------------



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  195

RiverSource VP - Diversified Bond Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                          $608,188,780    $4,502,206,722   $71,293,382  $5,181,688,884
Other financial instruments*                        (46,664,957)        2,415,471            --     (44,249,486)

---------------------------------------------------------------------------------------------------------------
Total                                              $561,523,823    $4,504,622,193   $71,293,382  $5,137,439,398
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

  The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                         $143,230,742      $(812,238)
  Accrued discounts/premiums                                          (1,935,797)            --
  Realized gain (loss)                                                (9,456,471)             *
  Change in unrealized appreciation (depreciation)                   (60,506,411)       812,238
  Net purchases (sales)                                              (40,496,948)            --
  Transfers in and/or out of Level 3                                  40,458,267             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $71,293,382            $--
--------------------------------------------------------------------------------------------------




* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(921,808).


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
196  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Equity Income Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (95.3%)
ISSUER                 SHARES           VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Boeing                 437,792       $18,680,585
Goodrich               385,719        14,279,317
Honeywell Intl         767,162        25,185,928
                                 ---------------
Total                                 58,145,830
------------------------------------------------


AIR FREIGHT & LOGISTICS (1.2%)
United Parcel
 Service Cl B          604,544        33,346,647
------------------------------------------------


AIRLINES (1.9%)
AMR                    924,601(b)      9,865,493
Continental
 Airlines Cl B         373,257(b)      6,741,021
Delta Air Lines      1,765,327(b)     20,230,648
UAL                    562,401         6,197,659
US Airways Group     1,345,832(b)     10,403,281
                                 ---------------
Total                                 53,438,102
------------------------------------------------


CHEMICALS (3.3%)
Air Products &
 Chemicals             210,009        10,557,152
Dow Chemical         2,204,705        33,268,998
EI du Pont de
 Nemours & Co        1,893,088        47,895,127
                                 ---------------
Total                                 91,721,277
------------------------------------------------


COMMERCIAL BANKS (0.5%)
US Bancorp             440,397        11,014,328
Wells Fargo & Co        98,574         2,905,962
                                 ---------------
Total                                 13,920,290
------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management       518,711        17,190,083
------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.2%)
Telefonaktiebolaget
 LM Ericsson ADR       683,328(c)      5,336,792
------------------------------------------------


COMPUTERS & PERIPHERALS (3.1%)
Hewlett-Packard      1,279,415        46,429,971
IBM                    483,128        40,660,052
                                 ---------------
Total                                 87,090,023
------------------------------------------------


CONSTRUCTION & ENGINEERING (0.5%)
Fluor                  235,403        10,562,532
Insituform
 Technologies Cl A     182,611(b)      3,595,611
                                 ---------------
Total                                 14,158,143
------------------------------------------------


CONSTRUCTION MATERIALS (0.4%)
CEMEX ADR            1,259,943(b,c)   11,515,879
------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America      2,540,828        35,774,858
CIT Group            4,502,187        20,439,929
Citigroup            1,691,837        11,352,226
JPMorgan Chase & Co  1,226,096        38,658,807
                                 ---------------
Total                                106,225,820
------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (5.6%)
AT&T                 2,218,861        63,237,538
BT Group             2,469,208(c)      5,037,845
Deutsche Telekom
 ADR                 2,178,244(c)     33,327,132
FairPoint
 Communications         17,613            57,771
Telefonos de Mexico
 ADR Series L          664,802(c)     13,920,954
Telmex
 Internacional ADR     664,802(c)      7,552,151
Verizon
 Communications        957,425        32,456,708
                                 ---------------
Total                                155,590,099
------------------------------------------------


ELECTRICAL EQUIPMENT (0.7%)
ABB ADR              1,060,157(c)     15,912,956
Hubbell Cl B           143,219         4,680,397
                                 ---------------
Total                                 20,593,353
------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (0.1%)
Tyco Electronics       164,043(c)      2,659,137
------------------------------------------------


ENERGY EQUIPMENT & SERVICES (5.0%)
Baker Hughes           696,604        22,340,090
BJ Services          1,063,345        12,409,236
Halliburton          2,037,276        37,037,677
Schlumberger           626,145        26,504,718
Tenaris ADR            455,667(c)      9,559,894
Transocean             632,339(b)     29,878,018
                                 ---------------
Total                                137,729,633
------------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Wal-Mart Stores      1,455,142        81,575,261
------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.5%)
Humana                 358,377(b)     13,360,295
------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.9%)
Carnival Unit        1,540,076        37,454,649
Royal Caribbean
 Cruises             1,072,871        14,751,976
                                 ---------------
Total                                 52,206,625
------------------------------------------------


HOUSEHOLD DURABLES (2.2%)
Centex                 288,529         3,069,949
DR Horton              413,877         2,926,110
KB Home                238,127         3,243,290
Pulte Homes            336,775         3,680,951
Stanley Works          925,438        31,557,436
Whirlpool              426,727        17,645,161
                                 ---------------
Total                                 62,122,897
------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.8%)
3M                     544,188        31,312,578
McDermott Intl         601,833(b)      5,946,110
Tyco Intl              632,157(c)     13,654,591
                                 ---------------
Total                                 50,913,279
------------------------------------------------


INSURANCE (14.1%)
ACE                  1,369,824(c)     72,491,087
Allstate               703,550        23,048,298
Aon                    658,891        30,098,141
Axis Capital
 Holdings              556,715(c)     16,211,541
Endurance Specialty
 Holdings              709,878(c)     21,672,575
Everest Re Group       103,377(c)      7,871,125
Lincoln Natl           423,885         7,985,993
Loews                  835,535        23,603,864
Marsh & McLennan
 Companies           2,501,308        60,706,745
Montpelier Re
 Holdings            1,076,909(c)     18,081,302
PartnerRe              186,436(c)     13,287,294
RenaissanceRe
 Holdings              400,963(c)     20,673,652
Travelers Companies  1,196,020        54,060,104
XL Capital Cl A      4,636,291(c)     17,154,277
                                 ---------------
Total                                386,945,998
------------------------------------------------


IT SERVICES (0.3%)
Computer Sciences      216,167(b)      7,596,108
------------------------------------------------


MACHINERY (9.5%)
Caterpillar          2,089,949        93,358,022
Deere & Co             722,385        27,681,793
Eaton                  896,031        44,541,701
Illinois Tool Works  1,134,118        39,750,836
Ingersoll-Rand Cl A  1,430,834(c)     24,824,970
Parker Hannifin        767,520        32,650,301
                                 ---------------
Total                                262,807,623
------------------------------------------------


MEDIA (0.5%)
CBS Cl B             1,627,820        13,331,846
------------------------------------------------


METALS & MINING (0.4%)
Alcoa                1,064,150        11,982,329
------------------------------------------------


MULTILINE RETAIL (0.1%)
Macy's                 355,075         3,675,026
------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  197

RiverSource VP - Diversified Equity Income Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES           VALUE(a)


OIL, GAS & CONSUMABLE FUELS (12.8%)
Anadarko Petroleum     310,797       $11,981,224
Apache                 239,110        17,820,868
BP ADR               1,185,982(c)     55,432,799
Chevron              1,077,119        79,674,492
ConocoPhillips       1,024,966        53,093,239
Devon Energy           122,942         8,078,519
EnCana                 246,095(c)     11,438,496
Exxon Mobil            393,930        31,447,432
Marathon Oil         1,157,128        31,659,022
Petroleo Brasileiro
 ADR                   797,781(c)     19,537,657
Pioneer Natural
 Resources             309,666         5,010,396
Spectra Energy         364,682         5,740,095
Total ADR              353,000(c)     19,520,900
                                 ---------------
Total                                350,435,139
------------------------------------------------


PAPER & FOREST PRODUCTS (1.9%)
Intl Paper           2,193,390        25,882,002
Weyerhaeuser           834,651        25,548,667
                                 ---------------
Total                                 51,430,669
------------------------------------------------


PHARMACEUTICALS (6.7%)
Abbott Laboratories    257,986        13,768,713
Bristol-Myers
 Squibb              1,978,679        46,004,286
Johnson & Johnson      443,514        26,535,443
Merck & Co           1,101,805        33,494,872
Pfizer               1,532,509        27,140,734
Schering-Plough      1,187,697        20,226,480
Wyeth                  489,429        18,358,482
                                 ---------------
Total                                185,529,010
------------------------------------------------


ROAD & RAIL (1.3%)
Burlington Northern
 Santa Fe              250,019        18,928,939
Union Pacific          349,834        16,722,065
                                 ---------------
Total                                 35,651,004
------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Intel                5,102,190        74,798,105
STMicroelectronics   1,815,811(c)     12,075,143
Taiwan
 Semiconductor Mfg
 ADR                 3,526,082(c)     27,856,048
                                 ---------------
Total                                114,729,296
------------------------------------------------


SOFTWARE (0.7%)
Microsoft              997,153        19,384,654
------------------------------------------------


SPECIALTY RETAIL (1.2%)
Home Depot           1,457,068        33,541,705
------------------------------------------------


TOBACCO (3.3%)
Lorillard            1,251,291        70,510,248
Philip Morris Intl     470,438        20,468,757
                                 ---------------
Total                                 90,979,005
------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,733,222,124             $2,636,858,877
------------------------------------------------



PREFERRED STOCKS (0.3%)
ISSUER                 SHARES           VALUE(a)
PHARMACEUTICALS
Schering-Plough
 6.00% Cv               40,000        $6,962,500
------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $10,000,000)                   $6,962,500
------------------------------------------------






BONDS (0.3%)
                   COUPON    PRINCIPAL
ISSUER              RATE      AMOUNT        VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25           3.50%   $11,148,000   $9,250,298
----------------------------------------------------
TOTAL BONDS
(Cost: $11,148,000)                       $9,250,298
----------------------------------------------------





MONEY MARKET FUND (3.9%)
                      SHARES         VALUE(a)
RiverSource
 Short-Term Cash
 Fund, 0.48%       107,177,363(d)$107,177,363
---------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $107,177,363)             $107,177,363
---------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,861,547,487          $2,760,249,038
---------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 17.2% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
198  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        -----------------------------------------------------------------------
                                             LEVEL 1            LEVEL 2
                                          QUOTED PRICES          OTHER            LEVEL 3
                                            IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS           INPUTS              TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                $2,738,998,395       $21,250,643           $--          $2,760,249,038






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  199

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (95.1%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (--%)
Republic of Argentina
 09-12-13                               7.00%          $1,752,000            $560,640
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00            4,700,000(j)          117,500
                                                                      ---------------
Total                                                                         678,140
-------------------------------------------------------------------------------------


AUSTRALIA (1.7%)
Commonwealth Bank of Australia
 (European Monetary Unit) Sr Unsub
 11-12-09                               3.38            1,555,000           2,132,278
New South Wales Treasury
 (Australian Dollar)
 05-01-12                               6.00           17,430,000          12,925,437
Queensland Treasury
 (Australian Dollar)
 07-14-09                               6.00           12,400,000           8,932,328
Telstra
 Sr Unsecured
 04-01-12                               6.38            1,050,000           1,028,570
                                                                      ---------------
Total                                                                      25,018,613
-------------------------------------------------------------------------------------


AUSTRIA (1.5%)
Republic of Austria
 (European Monetary Unit)
 07-15-14                               4.30           15,125,000          22,204,359
-------------------------------------------------------------------------------------


BELGIUM (1.7%)
Fortis Bank
 (European Monetary Unit) Sr Unsecured
 05-30-14                               4.50              910,000           1,227,098
Kingdom of Belgium
 (European Monetary Unit)
 03-28-10                               3.00            9,140,000          12,874,268
 09-28-12                               5.00            6,635,000           9,847,200
                                                                      ---------------
Total                                                                      23,948,566
-------------------------------------------------------------------------------------


BRAZIL (0.7%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                               6.37            1,165,000(d)        1,106,750
Federative Republic of Brazil
 01-15-18                               8.00            1,655,000           1,853,600
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                              12.50            2,400,000           1,089,494
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                               6.00              593,000             612,273
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 07-01-10                              10.00            1,231,400          $5,222,598
                                                                      ---------------
Total                                                                       9,884,715
-------------------------------------------------------------------------------------


CANADA (4.4%)
Canadian Natl Railway
 Sr Unsecured
 05-15-18                               5.55              770,000             768,829
Canadian Natural Resources
 Sr Unsecured
 02-01-39                               6.75              690,000             574,177
Canadian Pacific Railway
 (Canadian Dollar)
 06-15-10                               4.90              395,000(d)          321,372
EnCana
 Sr Unsecured
 11-01-11                               6.30            3,330,000           3,268,628
Govt of Canada
 (Canadian Dollar)
 06-01-18                               4.25            4,800,000           4,456,804
Molson Coors Capital Finance
 09-22-10                               4.85            2,300,000           2,266,381
Nexen
 Sr Unsecured
 05-15-37                               6.40            4,585,000           3,587,680
Petro-Canada
 Sr Unsecured
 05-15-38                               6.80            6,058,000           4,571,573
Province of British Columbia
 (Canadian Dollar)
 06-18-14                               5.30            5,890,000           5,351,061
Province of Ontario
 (Canadian Dollar)
 03-08-14                               5.00           12,085,000          10,818,729
Province of Quebec
 (Canadian Dollar)
 12-01-17                               4.50            3,700,000           3,105,638
Rogers Communications
 08-15-18                               6.80            3,455,000           3,498,188
Royal Bank of Canada
 (European Monetary Unit) Sr Unsecured
 01-18-13                               3.25            1,235,000           1,591,062
TELUS
 Sr Unsecured
 06-01-11                               8.00           13,335,000          13,262,831
Thomson Reuters
 10-01-14                               5.70            4,775,000           4,328,504
Toronto-Dominion Bank
 (European Monetary Unit) Sr Unsecured
 05-14-15                               5.38            1,100,000           1,476,578
Videotron
 04-15-18                               9.13              245,000(d)          227,850
                                                                      ---------------
Total                                                                      63,475,885
-------------------------------------------------------------------------------------


COLOMBIA (0.1%)
Republic of Colombia
 01-27-17                               7.38              570,000             588,525
 09-18-37                               7.38            1,350,000           1,323,000
                                                                      ---------------
Total                                                                       1,911,525
-------------------------------------------------------------------------------------


CZECH REPUBLIC (0.5%)
Czech Republic
 (Czech Koruna)
 10-18-10                               2.55           62,640,000           3,204,876
 06-16-13                               3.70           67,260,000           3,468,894
                                                                      ---------------
Total                                                                       6,673,770
-------------------------------------------------------------------------------------


DENMARK (0.6%)
Danske Bank
 (European Monetary Unit)
 03-16-10                               3.33            1,450,000(h)        2,016,623
Nykredit Realkredit
 (Danish Krone)
 04-01-28                               5.00           37,278,675           6,952,705
                                                                      ---------------
Total                                                                       8,969,328
-------------------------------------------------------------------------------------


FRANCE (4.5%)
BNP Paribas
 (European Monetary Unit) Sr Sub Nts
 12-17-12                               5.25            1,065,000           1,508,270
Compagnie de Financement Foncier
 (European Monetary Unit)
 01-29-09                               2.38            3,500,000           4,881,779
Credit Agricole
 (European Monetary Unit) Sr Unsecured
 06-24-13                               6.00            1,050,000           1,535,873
Electricite de France
 (European Monetary Unit) Sr Unsecured
 02-05-18                               5.00            1,450,000           1,980,548
France Telecom
 (European Monetary Unit) Sr Unsecured
 02-21-17                               4.75            3,435,000           4,428,034
Govt of France
 (European Monetary Unit)
 04-25-12                               5.00           10,210,000          15,351,624
 04-25-13                               4.00           19,635,000          28,842,568
 10-25-16                               5.00            3,570,000           5,591,514
Veolia Environnement
 (European Monetary Unit)
 01-16-17                               4.38              550,000             651,614
                                                                      ---------------
Total                                                                      64,771,824
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
200  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


GERMANY (8.9%)
Bayerische Landesbank
 (Japanese Yen) Sr Nts
 04-22-13                               1.40%         576,000,000          $6,115,362
Bundesobligation
 (European Monetary Unit)
 04-13-12                               4.00            8,500,000          12,536,758
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-10                               5.25           14,390,000          21,041,953
 07-04-27                               6.50           15,940,000          30,288,710
 07-04-28                               4.75            6,610,000          10,491,875
 07-04-34                               4.75           14,425,000          23,253,322
Corealcredit Bank
 (European Monetary Unit) Series 501
 09-02-09                               5.00            2,590,000(d)        3,661,842
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
 01-15-10                               5.50            4,460,000           6,280,996
KfW
 (British Pound)
 12-07-15                               5.50            4,860,000           7,907,182
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
 07-05-10                               5.75            4,210,000(d)        6,126,420
                                                                      ---------------
Total                                                                     127,704,420
-------------------------------------------------------------------------------------


GREECE (0.8%)
Hellenic Republic
 (European Monetary Unit) Sr Unsub
 10-22-22                               5.90            7,975,000          11,544,718
-------------------------------------------------------------------------------------


INDONESIA (0.4%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25       53,607,000,000           3,827,937
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88            1,800,000(d)        1,458,000
 10-12-35                               8.50              360,000(d)          306,000
 01-17-38                               7.75              297,000(d)          246,510
                                                                      ---------------
Total                                                                       5,838,447
-------------------------------------------------------------------------------------


ITALY (3.5%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 01-15-10                               3.00           11,180,000          15,732,877
 08-01-15                               3.75            4,310,000           5,982,791
 02-01-19                               4.25            4,080,000           5,671,841
 11-01-26                               7.25            6,475,191          11,359,960
 11-01-27                               6.50            2,400,000           3,895,344
Telecom Italia Capital
 11-15-13                               5.25           11,030,000           8,410,375
                                                                      ---------------
Total                                                                      51,053,188
-------------------------------------------------------------------------------------


JAPAN (12.8%)
Development Bank of Japan
 (Japanese Yen)
 06-20-12                               1.40        1,192,000,000          13,512,081
Govt of Japan CPI Linked
 (Japanese Yen)
 12-10-17                               1.20        1,263,192,000(g)       12,063,236
 03-10-18                               1.40        1,476,248,000(g)       14,260,905
Govt of Japan
 (Japanese Yen)
 09-20-10                               0.80        1,228,800,000          13,653,812
 06-20-12                               1.40        1,565,600,000          17,764,700
 12-20-12                               1.00        2,749,500,000          30,795,916
 12-20-14                               1.30          716,000,000           8,137,933
 09-20-17                               1.70        1,963,000,000          22,972,360
 12-20-22                               1.40        1,213,000,000          13,100,801
 12-20-26                               2.10        2,608,000,000          30,320,437
 12-20-34                               2.40          665,000,000           8,251,866
                                                                      ---------------
Total                                                                     184,834,047
-------------------------------------------------------------------------------------


JERSEY (0.2%)
ASIF III Jersey
 (Japanese Yen) Sr Secured
 07-15-09                               0.95          240,000,000           2,445,941
-------------------------------------------------------------------------------------


LUXEMBOURG (0.3%)
Gaz Capital
 Secured
 11-22-16                               6.21              300,000(d)          193,500
 08-16-37                               7.29              570,000(d)          330,600
Tyco Electronics Group
 01-15-14                               5.95            3,660,000           3,090,817
                                                                      ---------------
Total                                                                       3,614,917
-------------------------------------------------------------------------------------


MALAYSIA (0.2%)
Petronas Capital
 05-22-12                               7.00              315,000             327,029
 05-22-12                               7.00            1,895,000(d)        2,008,473
                                                                      ---------------
Total                                                                       2,335,502
-------------------------------------------------------------------------------------


MEXICO (1.2%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
 12-20-12                               9.00           76,800,000           5,863,246
 12-17-15                               8.00          114,810,000           8,413,217
Pemex Project Funding Master Trust
 03-01-18                               5.75            2,213,000(d)        1,952,973
United Mexican States
 Sr Unsecured
 09-27-34                               6.75              315,000             332,325
Vitro
 02-01-17                               9.13            1,035,000             310,500
                                                                      ---------------
Total                                                                      16,872,261
-------------------------------------------------------------------------------------


NETHERLANDS (5.3%)
Allianz Finance II
 (European Monetary Unit)
 11-23-16                               4.00              750,000             975,158
BMW Finance
 (European Monetary Unit)
 01-22-14                               4.25            2,125,000           2,752,850
Deutsche Telekom Intl Finance
 (European Monetary Unit)
 01-19-15                               4.00            3,755,000           5,010,479
E.ON Intl Finance
 (European Monetary Unit)
 10-02-17                               5.50            1,040,000           1,489,861
Govt of Netherlands
 (European Monetary Unit)
 07-15-12                               5.00           11,990,000          17,999,113
 07-15-13                               4.25           17,541,000          25,861,180
 07-15-16                               4.00            6,155,000           9,054,024
ING Groep
 (European Monetary Unit) Sr Unsecured
 05-31-17                               4.75            2,125,000           2,720,992
Nederlandse Waterschapsbank
 (British Pound) Sr Unsub
 06-07-10                               5.38            2,150,000           3,272,305
Rabobank Nederland
 (European Monetary Unit) Sr Unsub
 04-04-12                               4.13            1,790,000           2,506,307
Telefonica Europe
 09-15-10                               7.75            4,020,000           4,081,755
                                                                      ---------------
Total                                                                      75,724,024
-------------------------------------------------------------------------------------


NEW ZEALAND (0.6%)
Govt of New Zealand
 (New Zealand Dollar)
 04-15-13                               6.50           14,180,000           9,040,126
-------------------------------------------------------------------------------------


NORWAY (0.8%)
Govt of Norway
 (Norwegian Krone)
 05-16-11                               6.00           70,970,000          11,008,606
-------------------------------------------------------------------------------------


PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
 01-15-16                               8.00              150,000             154,500
 01-15-19                               9.88              250,000             275,000
 01-14-31                               7.75              960,000             969,600
                                                                      ---------------
Total                                                                       1,399,100
-------------------------------------------------------------------------------------


POLAND (1.3%)
Govt of Poland
 (Polish Zloty)
 03-24-10                               5.75           55,085,000          18,760,173
-------------------------------------------------------------------------------------


RUSSIA (--%)
Russian Federation
 03-31-30                               7.50              274,400(d)          239,414
-------------------------------------------------------------------------------------


SOUTH AFRICA (0.2%)
Republic of South Africa
 (South African Rand)
 08-31-10                              13.00           27,525,000           3,199,671
-------------------------------------------------------------------------------------


SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen)
 06-28-10                               0.87          400,000,000           4,143,420
-------------------------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  201

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)


SPAIN (2.3%)
AyT Cedulas Cajas Global
 (European Monetary Unit)
 06-14-18                               4.25%           2,900,000          $3,626,387
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
 03-25-11                               3.50            5,800,000           7,986,145
Govt of Spain
 (European Monetary Unit)
 07-30-17                               5.50            8,350,000          13,147,981
Instituto de Credito Oficial
 (European Monetary Unit)
 06-30-09                               3.50            2,520,000           3,528,024
Santander Intl Debt
 (European Monetary Unit) Bank Guaranteed
 04-11-11                               5.13            2,400,000           3,371,725
Telefonica Emisiones SAU
 (European Monetary Unit)
 02-02-16                               4.38            1,050,000           1,354,676
                                                                      ---------------
Total                                                                      33,014,938
-------------------------------------------------------------------------------------


SUPRA-NATIONAL (0.6%)
European Investment Bank
 (British Pound) Sr Unsecured
 12-07-11                               5.50            5,310,000           8,327,896
-------------------------------------------------------------------------------------


SWEDEN (0.7%)
Govt of Sweden
 (Swedish Krona)
 01-28-09                               5.00           29,405,000           3,765,175
 03-15-11                               5.25           42,980,000           5,938,411
                                                                      ---------------
Total                                                                       9,703,586
-------------------------------------------------------------------------------------


TUNISIA (0.3%)
Banque Centrale de Tunisie
 (Japanese Yen)
 08-02-10                               3.30          360,000,000           3,983,436
-------------------------------------------------------------------------------------


TURKEY (0.1%)
Republic of Turkey
 04-03-18                               6.75              696,000             657,720
 03-17-36                               6.88            1,160,000             962,800
                                                                      ---------------
Total                                                                       1,620,520
-------------------------------------------------------------------------------------


UKRAINE (--%)
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75              890,000(d)          325,771
-------------------------------------------------------------------------------------


UNITED KINGDOM (5.9%)
Abbey Natl Treasury Services
 (European Monetary Unit) Bank Guaranteed
 05-27-09                               4.06            1,850,000(h)        2,563,365
Bank of Scotland
 (European Monetary Unit)
 02-12-09                               3.50            3,400,000           4,739,157
BP Capital Markets
 11-07-13                               5.25            5,225,000           5,498,202
British Sky Broadcasting Group
 02-15-18                               6.10            6,490,000(d)        5,328,933
BT Group
 Sr Unsecured
 12-15-10                               8.63            1,190,000           1,224,152
SABMiller
 01-15-14                               5.70            2,610,000(d)        2,375,801
United Kingdom Treasury
 (British Pound)
 03-07-12                               5.00            7,650,000          12,087,105
 09-07-14                               5.00           15,955,000          25,977,558
 09-07-15                               4.75            2,940,000           4,751,161
 03-07-18                               5.00            5,210,000           8,796,500
 03-07-25                               5.00            6,565,000          10,836,637
                                                                      ---------------
Total                                                                      84,178,571
-------------------------------------------------------------------------------------


UNITED STATES (32.4%)
Airgas
 10-01-18                               7.13            1,170,000(d)          997,425
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                               5.49            2,475,000(p)        2,301,364
Anadarko Petroleum
 Sr Unsecured
 09-15-16                               5.95            2,030,000           1,793,117
AT&T
 Sr Unsecured
 01-15-38                               6.30            7,120,000           7,808,314
 05-15-38                               6.40            1,250,000           1,379,542
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                               5.45            4,325,000(f)        2,864,872
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                               4.00              169,074(f)          152,378
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                               5.47            1,850,000(f)        1,272,634
Berkshire Hathaway Finance
 05-15-18                               5.40            1,745,000           1,793,778
Brandywine Operating Partnership LP
 05-01-17                               5.70              610,000             322,484
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
 11-20-14                               4.46            1,753,149(d,f)      1,750,842
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75            2,445,000           2,340,232
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                               8.00              760,000(d)          623,200
Chesapeake Energy
 01-15-16                               6.63              690,000             545,100
 01-15-16                               6.88              240,000             192,000
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43                               4.39              380,872(f)          371,718
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                               5.43            2,415,000(f)        1,892,964
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-7 Cl 2A3A
 09-25-35                               5.16            7,111,849(f,i)      4,590,232
Citigroup
 (European Monetary Unit) Sr Unsecured
 05-21-10                               3.88            1,225,000           1,620,448
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                               5.23            1,075,000(f)          857,322
Clorox
 Sr Unsecured
 10-15-12                               5.45            2,194,000           2,154,079
 03-01-13                               5.00            2,040,000           2,017,854
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            3,051,000           2,628,412
Comcast
 03-15-11                               5.50            3,450,000           3,416,087
 03-15-16                               5.90            3,115,000           2,974,249
 03-15-37                               6.45            4,200,000           4,179,492
 05-15-38                               6.40            2,345,000           2,307,990
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                               2.20              450,000(d,f,h)      357,156
Communications & Power Inds
 02-01-12                               8.00               40,000              33,850
ConAgra Foods
 Sr Unsecured
 08-01-27                               6.70            2,515,000           2,521,076
Cott Beverages USA
 12-15-11                               8.00              790,000             481,900
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                               7.50              663,487(f)          422,784
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                               6.00            1,595,166(f)        1,242,469
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30            1,115,000             682,275
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                               5.72            2,250,000(f)        1,427,697
Crown Americas LLC/Capital
 11-15-15                               7.75              320,000             318,400
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
 11-15-36                               4.49            1,107,223(f)        1,050,350
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                               4.60              825,000(f)          682,055
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82              202,702(f)          187,008


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
202  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
 08-15-38                               4.77%            $904,393(f)         $884,324
CSC Holdings
 Sr Unsecured Series B
 07-15-09                               8.13            2,223,000           2,211,885
CSX
 Sr Unsecured
 03-15-13                               5.75            4,600,000           4,322,256
 04-01-15                               6.25            1,850,000           1,815,979
Detroit Edison
 10-01-13                               6.40            2,375,000           2,468,121
DIRECTV Holdings LLC/Financing
 05-15-16                               7.63            1,515,000           1,469,550
Dr Pepper Snapple Group
 05-01-18                               6.82            1,125,000(d)        1,109,646
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                               5.30            1,500,000           1,564,532
Duke Energy Carolinas LLC
 1st Refunding Mtge Series C
 11-15-18                               7.00            1,150,000           1,327,204
Duke Energy Indiana
 1st Mtge
 08-15-38                               6.35            1,770,000           1,888,365
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                               5.78            2,125,000(d,p)      1,576,538
EchoStar DBS
 10-01-13                               7.00               90,000              78,075
 10-01-14                               6.63            1,486,000           1,240,810
 02-01-16                               7.13              510,000             425,850
Edison Mission Energy
 Sr Unsecured
 06-15-13                               7.50              355,000             324,825
 06-15-16                               7.75              325,000             289,250
El Paso
 Sr Unsecured
 12-12-13                              12.00            1,305,000           1,295,213
 06-15-14                               6.88              410,000             330,999
Erac USA Finance
 10-15-17                               6.38            4,700,000(d)        2,743,563
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75              990,000             709,848
Exelon
 Sr Unsecured
 06-15-10                               4.45            2,350,000           2,268,636
Federal Home Loan Mtge Corp #1J1621
 05-01-37                               5.88            6,108,410(f,i)      6,254,572
Federal Home Loan Mtge Corp #A11799
 08-01-33                               6.50               93,879(f)           97,840
Federal Home Loan Mtge Corp #A15881
 11-01-33                               5.00              713,921(f)          733,013
Federal Home Loan Mtge Corp #C02873
 05-01-37                               6.50            3,263,881(f)        3,393,743
Federal Home Loan Mtge Corp #E01377
 05-01-18                               4.50              421,246(f)          435,380
Federal Home Loan Mtge Corp #E91326
 09-01-17                               6.50              111,104(f)          115,435
Federal Home Loan Mtge Corp #E99967
 10-01-18                               5.00              446,129(f)          461,124
Federal Home Loan Mtge Corp #G01535
 04-01-33                               6.00              684,112(f)          710,733
Federal Natl Mtge Assn
 10-15-14                               4.63           10,950,000          12,158,135
 11-15-30                               6.63            6,350,000           9,168,143
Federal Natl Mtge Assn #254632
 02-01-18                               5.50            1,110,208(f)        1,149,402
Federal Natl Mtge Assn #254686
 04-01-18                               5.50            1,248,303(f)        1,291,592
Federal Natl Mtge Assn #254722
 05-01-18                               5.50              650,771(f)          673,339
Federal Natl Mtge Assn #255079
 02-01-19                               5.00            3,937,498(f)        4,064,764
Federal Natl Mtge Assn #255377
 08-01-34                               7.00              318,309(f)          335,054
Federal Natl Mtge Assn #357705
 02-01-35                               5.50            6,251,256(f)        6,419,525
Federal Natl Mtge Assn #440730
 12-01-28                               6.00              503,005(f)          524,365
Federal Natl Mtge Assn #555417
 05-01-33                               6.00              895,799(f)          926,490
Federal Natl Mtge Assn #555528
 04-01-33                               6.00            1,533,418(f)        1,584,517
Federal Natl Mtge Assn #555531
 06-01-33                               5.50            2,175,330(f)        2,235,244
Federal Natl Mtge Assn #555734
 07-01-23                               5.00              465,745(f)          477,639
Federal Natl Mtge Assn #555740
 08-01-18                               4.50              216,826(f)          222,839
Federal Natl Mtge Assn #555851
 01-01-33                               6.50            3,313,701(f,q)      3,467,995
Federal Natl Mtge Assn #575487
 04-01-17                               6.50              242,463(f)          254,575
Federal Natl Mtge Assn #621581
 12-01-31                               6.50              264,139(f)          277,971
Federal Natl Mtge Assn #631315
 02-01-17                               5.50              141,352(f)          146,173
Federal Natl Mtge Assn #639965
 08-01-17                               6.00              467,804(f)          485,388
Federal Natl Mtge Assn #640996
 05-01-32                               7.50              214,539(f)          227,311
Federal Natl Mtge Assn #646147
 06-01-32                               7.00              149,810(f)          158,986
Federal Natl Mtge Assn #652284
 08-01-32                               6.50              158,133(f)          165,002
Federal Natl Mtge Assn #653145
 07-01-17                               6.00               86,334(f)           89,695
Federal Natl Mtge Assn #654121
 09-01-17                               6.00              377,689(f)          392,689
Federal Natl Mtge Assn #655589
 08-01-32                               6.50              699,364(f)          736,187
Federal Natl Mtge Assn #666424
 08-01-32                               6.50              155,343(f)          162,090
Federal Natl Mtge Assn #670461
 11-01-32                               7.50               88,728(f)           94,010
Federal Natl Mtge Assn #684595
 03-01-33                               6.00              689,654(f)          712,636
Federal Natl Mtge Assn #687583
 04-01-33                               6.00            1,650,839(f)        1,709,731
Federal Natl Mtge Assn #688034
 03-01-33                               5.50              218,560(f)          225,672
Federal Natl Mtge Assn #688691
 03-01-33                               5.50              352,529(f)          362,239
Federal Natl Mtge Assn #720786
 09-01-33                               5.50              926,762(f)          952,287
Federal Natl Mtge Assn #725162
 02-01-34                               6.00            1,574,259(f)        1,625,735
Federal Natl Mtge Assn #725232
 03-01-34                               5.00              726,597(f)          743,771
Federal Natl Mtge Assn #725424
 04-01-34                               5.50            4,282,329(f)        4,400,275
Federal Natl Mtge Assn #735029
 09-01-13                               5.32              495,574(f)          509,321
Federal Natl Mtge Assn #735883
 03-01-33                               6.00            4,560,093(f)        4,736,214
Federal Natl Mtge Assn #739474
 10-01-33                               5.50              450,135(f)          464,309
Federal Natl Mtge Assn #741850
 09-01-33                               5.50            1,292,518(f)        1,328,117
Federal Natl Mtge Assn #745257
 01-01-36                               6.00            1,692,252(f)        1,748,311
Federal Natl Mtge Assn #745275
 02-01-36                               5.00            4,755,828(f)        4,862,293
Federal Natl Mtge Assn #745283
 01-01-36                               5.50           12,665,622(f,q)     12,998,635
Federal Natl Mtge Assn #748110
 10-01-33                               6.50            1,495,712(f,q)      1,559,513
Federal Natl Mtge Assn #753507
 12-01-18                               5.00            1,318,933(f)        1,364,455
Federal Natl Mtge Assn #755498
 11-01-18                               5.50              886,567(f)          917,621
Federal Natl Mtge Assn #756236
 01-01-34                               6.00            5,517,674(f)        5,724,499
Federal Natl Mtge Assn #756799
 11-01-33                               6.50              343,077(f)          358,706
Federal Natl Mtge Assn #756844
 02-01-19                               5.00              352,643(f)          363,380
Federal Natl Mtge Assn #757299
 09-01-19                               4.50            2,426,983(f,q)      2,490,258
Federal Natl Mtge Assn #759336
 01-01-34                               6.00            3,328,516(f)        3,452,923
Federal Natl Mtge Assn #765946
 02-01-34                               5.50            6,257,525(f)        6,429,874
Federal Natl Mtge Assn #783646
 06-01-34                               5.50              576,896(f)          592,424
Federal Natl Mtge Assn #791393
 10-01-19                               5.50            1,496,454(f)        1,546,478
Federal Natl Mtge Assn #794298
 09-01-19                               5.50            1,285,462(f)        1,328,433
Federal Natl Mtge Assn #848482
 12-01-35                               6.00            5,827,370(f)        6,006,993


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  203

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #886292
 07-01-36                               7.00%          $3,325,339(f)       $3,516,742
Federal Natl Mtge Assn #948012
 11-01-37                               6.00           11,643,286(f,q)     11,999,703
FedEx
 04-01-09                               3.50            1,790,000           1,783,850
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38            1,015,000             832,300
Frontier Communications
 Sr Unsecured
 03-15-19                               7.13              770,000             515,900
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                               4.77              500,000(f)          408,032
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                               5.25            1,150,000(d,f)        985,406
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
 02-04-10                               6.63            6,190,000           3,469,331
Genworth Financial Assurance Holdings
 (Japanese Yen) Sr Unsecured
 06-20-11                               1.60          403,000,000           1,953,330
Govt Natl Mtge Assn #604708
 10-15-33                               5.50              522,052(f)          539,547
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                             239.30              234,143(e,f)          4,470
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                               4.88              500,000(f)          469,122
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                               5.55            4,000,000(f)        3,239,688
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                               2.73            2,400,000(d,f,h)    1,441,350
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                               5.80            1,475,000(f)          219,291
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-10F Cl 6A1
 09-25-34                               5.00            7,994,135(f)        6,562,689
Halliburton
 Sr Unsecured
 09-15-38                               6.70            1,210,000           1,296,581
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
 04-19-34                               4.79            4,331,628(f,i)      3,680,218
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63               40,000(k)           31,200
Hertz
 01-01-14                               8.88              360,000             221,400
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05            1,665,000           1,411,029
INVISTA
 Sr Unsecured
 05-01-12                               9.25            1,752,000(d)        1,226,400
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                               4.13            2,818,963(f)        2,572,392
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                               3.97              152,757(f)          139,913
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                               4.77            1,625,000(f)        1,343,141
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                               4.48            4,865,517(f)        4,521,951
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                               5.00            5,000,000(f)        2,916,856
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                               5.48            1,100,000(f)          855,554
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                               5.49            1,375,000(f)        1,081,553
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
 04-15-45                               6.07            2,800,000(f)        2,048,815
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79            3,150,000(f)        2,288,992
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                               6.20            1,700,000(d,f)        267,756
Lamar Media
 08-15-15                               6.63            1,400,000           1,011,500
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                               3.97              650,000(f)          555,068
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A1
 08-15-29                               3.88              530,266(f)          521,922
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                               5.86              925,000(f)          721,690
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                               5.37            1,900,000(f)        1,424,278
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                               5.42            1,425,000(f)        1,004,921
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                               5.61              511,618(f)          474,045
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88            2,530,000(b,r)        240,350
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70              845,000             553,963
Macys Retail Holdings
 07-15-09                               4.80            1,690,000           1,601,845
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                               5.63            3,550,000           2,480,837
Marathon Oil
 Sr Unsecured
 03-15-18                               5.90            4,550,000           3,747,566
McDonald's
 Sr Unsecured
 03-01-18                               5.35            1,285,000           1,334,839
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                               5.13            1,475,000(d)        1,403,177
MGM Mirage
 Sr Secured
 11-15-13                              13.00              750,000(d)          720,000
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                               8.00               50,000              30,500
Moog
 Sr Sub Nts
 06-15-18                               7.25              400,000(d)          320,000
Morgan Guaranty Trust
 (European Monetary Unit) Sr Unsecured
 03-12-09                               4.38            3,048,000           4,246,469
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34              310,520(f)          303,250
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                               4.59              690,000(f)          588,475
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                               5.80              775,000(f)          610,514
NALCO
 11-15-11                               7.75              440,000             422,400
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                               5.88            3,400,000(e)          632,189
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                              50.00            2,000,000(e)          172,400
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00              145,000(k)           63,800
Nevada Power
 08-01-18                               6.50              850,000             824,849


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
204  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
NewPage
 Sr Secured
 05-01-12                              10.00%            $730,000            $321,200
News America
 12-15-35                               6.40            1,325,000           1,224,642
 11-15-37                               6.65            1,870,000           1,850,853
Nextel Communications
 Series D
 08-01-15                               7.38            1,965,000             825,300
Nextel Communications
 Series E
 10-31-13                               6.88              135,000              57,375
Norfolk Southern
 Sr Unsecured
 04-01-18                               5.75              350,000             340,567
Northwest Pipeline
 Sr Unsecured
 04-15-17                               5.95            3,125,000           2,763,438
NRG Energy
 02-01-16                               7.38            2,030,000           1,887,900
Omnicare
 12-15-13                               6.75              930,000             790,500
 12-15-15                               6.88              105,000              86,100
Owens-Brockway Glass Container
 05-15-13                               8.25            1,850,000           1,822,250
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                               8.25            1,995,000           2,367,541
PacifiCorp
 1st Mtge
 09-15-13                               5.45              850,000             869,425
 07-15-38                               6.35            2,460,000           2,588,762
Potomac Electric Power
 1st Mtge
 12-15-38                               7.90            1,085,000           1,256,832
PPL Electric Utilities
 1st Mtge
 11-30-13                               7.13            3,275,000           3,465,091
Pricoa Global Funding I
 Sr Secured
 10-18-12                               5.40            2,400,000(d)        2,113,894
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                               5.30            2,710,000           2,563,269
Quicksilver Resources
 08-01-15                               8.25            1,665,000           1,057,275
Qwest
 Sr Unsecured
 10-01-14                               7.50              350,000             290,500
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                               5.57              600,472             575,770
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13            6,700,000           4,767,009
SandRidge Energy
 Sr Unsecured
 06-01-18                               8.00              730,000(d)          401,500
Sierra Pacific Power
 Series M
 05-15-16                               6.00            5,660,000           5,416,399
Southern California Edison
 1st Mtge
 03-15-14                               5.75              965,000           1,025,182
Southern California Gas
 1st Mtge
 03-15-14                               5.50            2,225,000           2,321,921
Southern Natural Gas
 Sr Unsecured
 04-01-17                               5.90            4,410,000(d)        3,494,740
Southern Star Central
 Sr Nts
 03-01-16                               6.75              150,000             124,500
Sprint Capital
 01-30-11                               7.63              695,000             580,325
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                               5.50            5,881,676(f)        4,695,002
Toyota Motor Credit
 (European Monetary Unit)
 02-12-10                               4.00              420,000             586,091
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                               6.40            6,765,000           6,175,598
U.S. Treasury
 12-15-10                               4.38              145,000             155,728
 11-30-13                               2.00              515,000             528,358
 11-15-18                               3.75           22,100,000          25,017,862
 02-15-38                               4.38            1,885,000           2,524,722
U.S. Treasury Inflation-Indexed Bond
 01-15-14                               2.00           22,933,709(g)       21,722,647
 01-15-15                               1.63            6,807,540(g)        6,310,873
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP (AMBAC)
 05-25-12                               5.40            3,000,000(d,p)      2,765,976
Verizon Communications
 04-15-38                               6.90            1,250,000           1,428,752
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88            5,740,000           5,711,019
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                               5.65            1,675,000           1,615,376
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                               5.08            1,064,000(d,f)        886,360
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
 11-15-35                               3.89              487,301(f)          485,819
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                               5.09              925,000(f)          772,716
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                               5.56            2,425,000(f)        1,872,831
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                               5.58            1,200,000(f)        1,005,296
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                               5.73            1,200,000(f)          997,859
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31              225,000(f)          168,613
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                               5.34              845,000(f)          397,643
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50            7,743,626(f)        5,832,826
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                               6.00            6,949,116(f)        4,631,205
Windstream
 08-01-16                               8.63              679,000             600,915
 03-15-19                               7.00               90,000              69,300
XTO Energy
 Sr Unsecured
 02-01-14                               4.90            4,720,000           4,230,727
 01-31-15                               5.00            1,480,000           1,325,211
 06-30-15                               5.30            3,025,000           2,755,585
                                                                      ---------------
Total                                                                     466,883,000
-------------------------------------------------------------------------------------


URUGUAY (0.1%)
Republic of Uruguay
 Pay-in-kind
 01-15-33                               7.88              198,000(k)          170,280
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63            1,700,000           1,428,000
                                                                      ---------------
Total                                                                       1,598,280
-------------------------------------------------------------------------------------


VENEZUELA (0.1%)
Petroleos de Venezuela
 04-12-17                               5.25            1,230,000             442,800
Republic of Venezuela
 02-26-16                               5.75              830,000             352,750
 05-07-23                               9.00            1,904,000             761,600
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              310,000             161,200
                                                                      ---------------
Total                                                                       1,718,350
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,391,612,113)                                                 $1,368,649,048
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  205

RiverSource VP - Global Bond Fund

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                               6.71%          $2,260,000          $1,223,338
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $2,232,660)                                                         $1,223,338
-------------------------------------------------------------------------------------



SENIOR LOANS (0.5%)(l)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
NETHERLANDS (0.1%)
Nielsen Finance LLC
 Term Loan
 08-09-13                          3.83-4.39%          $1,530,455(c)       $1,027,961
-------------------------------------------------------------------------------------


UNITED STATES (0.4%)
Alltel Communications
 Tranche B2 Term Loan
 05-15-15                               4.37              660,000             649,110
Charter Communications LLC
 Term Loan
 03-06-14                          4.16-5.47            2,186,655           1,596,870
Community Health Systems
 Delayed Draw Term Loan
 TBA                                     TBA               41,653(m,n,o)       32,427
 07-25-14                               3.40               20,826              16,213
Community Health Systems
 Term Loan
 07-25-14                          4.44-4.45            1,221,654             951,058
HCA
 Tranche B Term Loan
 11-18-13                               3.71            1,236,747             965,010
Idearc
 Tranche B Term Loan
 11-17-14                          2.47-3.46              948,105             287,816
Manitowoc
 Tranche B Term Loan
 08-25-14                               6.50              695,000             488,585
West Corp
 Tranche B2 Term Loan
 TBA                                     TBA              190,000(m,n)        116,613
 10-24-13                          2.84-4.27            1,093,713             671,266
                                                                      ---------------
Total                                                                       5,774,968
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $9,157,794)                                                         $6,802,929
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              41,649,735(s)        $41,649,735
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $41,649,735)                                                       $41,649,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,444,652,302)(t)                                              $1,418,325,050
-------------------------------------------------------------------------------------



INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                        NUMBER OF                                  UNREALIZED
                                                        CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                  LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Euro-Bobl, 5-year                                           25         $4,056,603   March 2009        $32,861
Euro-Bund, 10-year                                         200         34,862,841   March 2009        412,708
Japanese Govt Bond, 10-year                                 20         30,900,871   March 2009        223,472
United Kingdom Long GILT, 10-year                           48          8,644,479   March 2009        588,901
U.S. Long Bond, 20-year                                    118         16,289,532   March 2009      1,525,497
U.S. Treasury Note, 2-year                                  65         14,174,063   April 2009        188,902
U.S. Treasury Note, 5-year                                (230)       (27,382,578)  April 2009       (867,833)
U.S. Treasury Note, 10-year                               (375)       (47,156,250)  March 2009     (3,059,407)
---------------------------------------------------------------------------------------------------------------
Total                                                                                               $(954,899)
---------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
206  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                  CURRENCY TO BE         CURRENCY TO BE      UNREALIZED     UNREALIZED
EXCHANGE DATE                                        DELIVERED              RECEIVED        APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                             126,295,000            6,237,406          $--        $(333,982)
                                                        Czech Koruna          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                              36,835,000           11,886,092           --         (619,205)
                                                        Polish Zloty          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 9, 2009                                               5,260,000            6,564,480           --         (779,152)
                                              European Monetary Unit          U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 12, 2009                                              4,319,372            6,600,000      313,667               --
                                                         U.S. Dollar     Singapore Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                              5,004,800            3,400,000           --          (46,354)
                                                         U.S. Dollar        British Pound
-----------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                              1,543,716            2,920,000      168,182               --
                                                         U.S. Dollar   New Zealand Dollar
-----------------------------------------------------------------------------------------------------------------------
Jan. 26, 2009                                             63,704,116        5,727,000,000           --         (545,906)
                                                         U.S. Dollar         Japanese Yen
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                         $481,849      $(2,324,599)
-----------------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $51,395,138 or 3.6% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $174,653. See Note 1 to the financial statements.

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Community Health Systems
       Delayed Draw                                                               $41,653




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  207

RiverSource VP - Global Bond Fund

(p) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FSA    --   Financial Security Assurance


(q) At Dec. 31, 2008, investments in securities included securities valued at $2,514,795 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(s) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(t) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $1,480,979,442 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                  $  77,350,922
     Unrealized depreciation                                                   (140,005,314)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $ (62,654,392)
     --------------------------------------------------------------------------------------



FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER         LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                    MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                          $105,254,570    $1,294,908,948   $18,161,532  $1,418,325,050
Other financial instruments*                           (954,899)       (1,842,750)           --      (2,797,649)

---------------------------------------------------------------------------------------------------------------
Total                                              $104,299,671    $1,293,066,198   $18,161,532  $1,415,527,401
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                           $7,704,815      $(223,710)
  Accrued discounts/premiums                                             (60,862)            --
  Realized gain (loss)                                                    23,696              *
  Change in unrealized appreciation (depreciation)                    (2,836,242)       223,710
  Net purchases (sales)                                                8,525,334             --
  Transfers in and/or out of Level 3                                   4,804,791             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $18,161,532            $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(254,010).




--------------------------------------------------------------------------------
208  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Bond Fund



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  209

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Inflation Protected Securities Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (96.1%)(c)
                COUPON    PRINCIPAL
ISSUER           RATE       AMOUNT          VALUE(a)
CANADA (2.1%)
Govt of Canada
 (Canadian Dollar)
 12-01-26        4.25%     19,079,861(b) $20,166,766
----------------------------------------------------


FRANCE (12.3%)
Govt of France
 (European Monetary Unit)
 07-25-12        3.00      34,056,544(b)  49,488,198
 07-25-20        2.25      49,774,347(b)  71,140,308
                                     ---------------
Total                                    120,628,506
----------------------------------------------------


GERMANY (7.8%)
Deutsche Bundesrepublik Inflation Linked
 (European Monetary Unit)
 04-15-16        1.50      55,061,500(b)  76,848,626
----------------------------------------------------


ITALY (3.3%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 09-15-10        0.95       6,910,750(b)   9,355,719
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Nts
 09-15-35        2.35      18,985,212(b)  23,082,258
                                     ---------------
Total                                     32,437,977
----------------------------------------------------


JAPAN (3.9%)
Govt of Japan CPI Linked
 (Japanese Yen)
 06-10-15        0.50   4,045,228,000(b)  38,179,209
----------------------------------------------------


SWEDEN (1.9%)
Govt of Sweden Inflation Linked
 (Swedish Krona)
 12-01-28        3.50      91,960,000(d)  18,324,231
----------------------------------------------------


UNITED KINGDOM (14.9%)
United Kingdom Gilt Inflation Linked
 (British Pound)
 07-26-16        2.50       8,000,000(d)  31,843,661
 04-16-20        2.50      18,200,000(d)  73,903,830
 07-22-30        4.13      11,190,000(d)  40,714,887
                                     ---------------
Total                                    146,462,378
----------------------------------------------------


UNITED STATES (49.9%)
Federal Home Loan Bank
 05-29-13        3.63      12,300,000     12,946,460
Federal Home Loan Mtge Corp
 Sub Nts
 12-14-18        5.00      10,525,000     10,909,320
Federal Natl Mtge Assn
 05-18-12        4.88       1,740,000      1,907,975
 01-02-14        5.13      18,950,000     20,025,602
U.S. Treasury Inflation-Indexed Bond
 01-15-10        4.25      $1,970,135(b)   1,934,256
 04-15-10        0.88      12,613,577(b)  11,850,959
 04-15-11        2.38      12,552,020(b)  12,254,774
 01-15-12        3.38      28,306,088(b)  27,991,740
 07-15-12        3.00      35,274,033(b)  34,559,827
 01-15-14        2.00      22,570,240(b)  21,378,371
 07-15-14        2.00      29,118,276(b)  27,528,136
 01-15-15        1.63      30,140,383(b,e)27,941,389
 01-15-16        2.00      25,416,276(b)  24,332,022
 01-15-17        2.38      17,510,764(b)  17,366,927
 01-15-18        1.63      40,847,740(b)  38,757,518
 01-15-26        2.00      55,668,030(b)  52,419,374
 01-15-27        2.38      31,154,120(b)  31,287,513
 04-15-28        3.63      71,983,920(b,e)85,728,288
 04-15-29        3.88      24,669,965(b)  30,459,389
                                     ---------------
Total                                    491,579,840
----------------------------------------------------
TOTAL BONDS
(Cost: $1,013,251,889)                  $944,627,533
----------------------------------------------------





MONEY MARKET FUND (2.3%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              22,636,065(f)$22,636,065
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $22,636,065)              $22,636,065
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,035,887,954)(g)       $967,263,598
--------------------------------------------




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                  UNREALIZED
                                                       CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Japanese Bond, 10-year                                     11        $16,995,479   March 2009        $122,909
U.S. Long Bond, 20-year                                  (140)       (19,326,563)  March 2009         385,098
U.S. Treasury Note, 5-year                               (461)       (54,884,212)  April 2009      (1,740,558)
U.S. Treasury Note, 10-year                              (103)       (12,952,250)  March 2009        (839,166)
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $(2,071,717)
--------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
210  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                       CURRENCY TO        CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                                         BE DELIVERED        BE RECEIVED   APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                              3,255,310,000    34,382,235           $--     $(1,513,414)
                                                           Japanese Yen   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 8, 2009                                                140,500,000    17,420,668            --        (546,110)
                                                          Swedish Krona   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 15, 2009                                                97,265,000   144,134,265     2,286,235              --
                                                          British Pound   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 23, 2009                                               166,275,000   238,346,899     6,306,579              --
                                                 European Monetary Unit   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Jan. 26, 2009                                                23,750,000    19,624,855       104,192              --
                                                        Canadian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Total                                                                                    $8,697,006     $(2,059,524)
-------------------------------------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e) At Dec. 31, 2008, investments in securities included securities valued at $2,146,152 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(g) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $1,115,639,145 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $13,207,779
Unrealized depreciation                                                    (161,583,326)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(148,375,547)
---------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  211

RiverSource VP - Global Inflation Protected Securities Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $475,683,758        $491,579,840           $--          $967,263,598
Other financial instruments*                (2,071,717)          6,637,482            --             4,565,765

--------------------------------------------------------------------------------------------------------------
Total                                     $473,612,041        $498,217,322           $--          $971,829,363
--------------------------------------------------------------------------------------------------------------


()* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
212  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Growth Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (94.0%)
ISSUER                 SHARES       VALUE(a)
AEROSPACE & DEFENSE (3.5%)
Boeing                 132,002    $5,632,525
Honeywell Intl          48,000     1,575,840
Lockheed Martin         28,000     2,354,240
                             ---------------
Total                              9,562,605
--------------------------------------------


AIR FREIGHT & LOGISTICS (0.6%)
United Parcel
 Service Cl B           31,400     1,732,024
--------------------------------------------


AIRLINES (1.7%)
Delta Air Lines        418,600(b)  4,797,156
--------------------------------------------


BEVERAGES (2.0%)
PepsiCo                102,383     5,607,517
--------------------------------------------


BIOTECHNOLOGY (6.8%)
Amgen                   43,199(b)  2,494,742
Biogen Idec             61,400(b)  2,924,482
Celgene                 29,239(b)  1,616,332
Cephalon                20,300(b)  1,563,912
Genentech               50,310(b)  4,171,202
Genzyme                 35,563(b)  2,360,316
Gilead Sciences         67,570(b)  3,455,530
                             ---------------
Total                             18,586,516
--------------------------------------------


CAPITAL MARKETS (1.2%)
BlackRock               24,700     3,313,505
Lehman Brothers
 Holdings               78,489(h)      2,257
                             ---------------
Total                              3,315,762
--------------------------------------------


CHEMICALS (1.6%)
Monsanto                33,276     2,340,967
Potash Corp of
 Saskatchewan           27,442(c)  2,009,303
                             ---------------
Total                              4,350,270
--------------------------------------------


COMMERCIAL BANKS (0.7%)
Wachovia               335,125     1,856,593
--------------------------------------------


COMMUNICATIONS EQUIPMENT (5.5%)
Cisco Systems          296,141(b)  4,827,098
Nokia ADR              297,473(c)  4,640,579
QUALCOMM               156,610     5,611,336
                             ---------------
Total                             15,079,013
--------------------------------------------


COMPUTERS & PERIPHERALS (6.9%)
Apple                   56,061(b)  4,784,806
Hewlett-Packard        237,059     8,602,871
IBM                     65,800     5,537,728
                             ---------------
Total                             18,925,405
--------------------------------------------


CONSTRUCTION & ENGINEERING (0.6%)
Foster Wheeler          31,400(b)    734,132
KBR                     57,215       869,668
                             ---------------
Total                              1,603,800
--------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (0.2%)
Apollo Management
 LP                    342,100(d,e)  513,150
--------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (0.8%)
Qwest
 Communications
 Intl                  609,662     2,219,170
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (4.0%)
Diamond Offshore
 Drilling               52,000     3,064,880
Noble                   79,600     1,758,364
Schlumberger             7,426       314,343
Transocean              77,300(b)  3,652,425
Weatherford Intl       214,000(b)  2,315,480
                             ---------------
Total                             11,105,492
--------------------------------------------


FOOD & STAPLES RETAILING (5.5%)
CVS Caremark           327,042     9,399,187
Wal-Mart Stores        103,900     5,824,634
                             ---------------
Total                             15,223,821
--------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Baxter Intl             24,381     1,306,578
Boston Scientific      185,320(b)  1,434,377
Medtronic               73,148     2,298,310
                             ---------------
Total                              5,039,265
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.2%)
Medco Health
 Solutions              85,777(b)  3,594,914
UnitedHealth Group      91,465     2,432,969
                             ---------------
Total                              6,027,883
--------------------------------------------


HOUSEHOLD PRODUCTS (2.5%)
Colgate-Palmolive       21,166     1,450,718
Procter & Gamble        86,841     5,368,510
                             ---------------
Total                              6,819,228
--------------------------------------------


INSURANCE (3.2%)
ACE                     40,700(c)  2,153,844
AFLAC                  100,390     4,601,878
Prudential
 Financial              69,100     2,090,966
                             ---------------
Total                              8,846,688
--------------------------------------------


INTERNET & CATALOG RETAIL (1.8%)
Amazon.com              97,900(b)  5,020,312
--------------------------------------------


INTERNET SOFTWARE & SERVICES (1.5%)
Google Cl A             13,372(b)  4,113,896
--------------------------------------------


IT SERVICES (0.7%)
MasterCard Cl A         12,538     1,792,056
--------------------------------------------


MACHINERY (0.6%)
Deere & Co              40,500     1,551,960
--------------------------------------------


MEDIA (6.4%)
Comcast Cl A           469,641     7,927,540
Time Warner Cable
 Cl A                  170,880(b)  3,665,376
Virgin Media         1,222,522(e)  6,100,385
                             ---------------
Total                             17,693,301
--------------------------------------------


METALS & MINING (2.9%)
Barrick Gold           152,400(c)  5,603,748
Lihir Gold             702,657(b,c)1,545,166
Newmont Mining          18,569       755,766
                             ---------------
Total                              7,904,680
--------------------------------------------


MULTI-UTILITIES (0.5%)
Public Service
 Enterprise Group       47,900     1,397,243
--------------------------------------------


OIL, GAS & CONSUMABLE FUELS (4.3%)
Chevron                 17,600     1,301,872
Devon Energy             4,802       315,539
Exxon Mobil             92,407     7,376,851
Kinder Morgan
 Management LLC             --(b)          1
Noble Energy            59,200     2,913,824
                             ---------------
Total                             11,908,087
--------------------------------------------


PHARMACEUTICALS (6.3%)
Abbott Laboratories    113,100     6,036,147
Bristol-Myers
 Squibb                167,878     3,903,164
Merck & Co              50,530     1,536,112
Novo Nordisk ADR        32,500(c)  1,670,175
Pfizer                 134,565     2,383,146
Teva Pharmaceutical
 Inds ADR               45,400(c)  1,932,678
                             ---------------
Total                             17,461,422
--------------------------------------------


ROAD & RAIL (1.3%)
CSX                     25,000       811,750
Union Pacific           56,600     2,705,480
                             ---------------
Total                              3,517,230
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (3.6%)
Intel                  260,078     3,812,743
Marvell Technology
 Group                 492,080(b,c)3,282,174
Microsemi              212,100(b)  2,680,944
Spansion Cl A          650,421(b)    123,125
                             ---------------
Total                              9,898,986
--------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  213

RiverSource VP - Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES       VALUE(a)


SOFTWARE (10.5%)
Activision Blizzard    188,300(b) $1,626,912
Adobe Systems           90,200(b)  1,920,358
Macrovision
 Solutions             241,300(b)  3,052,445
McAfee                  41,800(b)  1,445,026
Microsoft              657,506    12,781,916
Nintendo ADR            54,098(c)  2,584,802
Oracle                 324,097(b)  5,746,240
                             ---------------
Total                             29,157,699
--------------------------------------------


TOBACCO (2.3%)
Philip Morris Intl     142,581     6,203,699
--------------------------------------------
TOTAL COMMON STOCKS
(Cost: $299,450,501)            $258,831,929
--------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(f)
Telefonica(f)
Vodafone Group ADR(f)            66,508        $100        Jan. 2009               $7
-------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $259,381)                                                                   $7
-------------------------------------------------------------------------------------





MONEY MARKET FUND (6.0%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              16,410,939(g)$16,410,939
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $16,410,939)              $16,410,939
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $316,120,821)            $275,242,875
--------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $513,150 or 0.2% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
-------------------------------------------------------------------------------------------------
Apollo Management LP*                                      08-02-07 thru 04-28-08      $7,412,156
Virgin Media                                               11-14-07 thru 08-06-08      17,087,420


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(g) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(h) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
214  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Growth Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                         ---------------------------------------------------------------------
                                              LEVEL 1            LEVEL 2
                                           QUOTED PRICES          OTHER            LEVEL 3
                                             IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                            MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                              IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $273,697,702         $1,545,173           $--          $275,242,875






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  215

PORTFOLIO OF INVESTMENTS

RiverSource VP - High Yield Bond Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (78.1%)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)
MORTGAGE-BACKED (0.1%)(F)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47              0.97%  $5,316,405(i)      $782,043
---------------------------------------------------------


AEROSPACE & DEFENSE (1.6%)
Alion Science and Technology
 02-01-15             10.25    6,695,000        3,021,119
L-3 Communications
 06-15-12              7.63      647,000          637,295
 07-15-13              6.13    1,010,000          929,200
L-3 Communications
 Series B
 10-15-15              6.38    3,975,000        3,716,625
Moog
 Sr Sub Nts
 06-15-18              7.25      396,000(d)       316,800
                                          ---------------
Total                                           8,621,039
---------------------------------------------------------


BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18              6.88    3,850,000(b,g,k)   365,750
---------------------------------------------------------


BUILDING MATERIALS (0.8%)
Gibraltar Inds
 Series B
 12-01-15              8.00    7,503,000        4,164,165
---------------------------------------------------------


CHEMICALS (4.4%)
Chemtura
 06-01-16              6.88    9,585,000        4,888,350
Hexion US Finance/Nova Scotia Finance
 Sr Secured
 11-15-14              9.75    4,278,000        1,219,230
INVISTA
 Sr Unsecured
 05-01-12              9.25   10,782,000(d)     7,547,400
MacDermid
 Sr Sub Nts
 04-15-17              9.50    4,711,000(d)     2,414,388
Momentive Performance Materials
 Pay-in-kind
 12-01-14             10.13    7,432,194(j)     2,303,980
NALCO
 11-15-11              7.75    2,100,000        2,016,000
 11-15-13              8.88    3,085,000        2,606,825
                                          ---------------
Total                                          22,996,173
---------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.8%)
West Corp
 10-15-16             11.00    9,526,000        4,429,590
---------------------------------------------------------


CONSUMER PRODUCTS (2.2%)
AAC Group Holding
 Sr Unsecured
 10-01-12             10.25    3,421,000(d)     2,394,700
American Achievement Group Holding
 Sr Unsecured Pay-in-kind
 10-01-12             14.75    1,011,196(j)       242,687
Jarden
 05-01-17              7.50    6,475,000        4,403,000
Sealy Mattress
 06-15-14              8.25    1,423,000          839,570
Visant Holding
 Sr Disc Nts
 12-01-13             10.25    3,350,000        2,479,000
Visant Holding
 Sr Nts
 12-01-13              8.75    1,567,000        1,159,580
                                          ---------------
Total                                          11,518,537
---------------------------------------------------------


ELECTRIC (5.1%)
Dynegy Holdings
 Sr Unsecured
 05-01-16              8.38    2,620,000        1,860,200
 05-15-18              7.13    3,885,000        2,369,850
Edison Mission Energy
 Sr Unsecured
 06-15-16              7.75    1,078,000          959,420
Energy Future Holdings
 11-01-17             10.88    6,672,000(d)     4,803,840
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16              8.56    3,548,736        3,389,043
Mirant North America LLC
 12-31-13              7.38    3,451,000        3,312,960
NRG Energy
 01-15-17              7.38    7,945,000        7,309,400
Texas Competitive Electric Holdings LLC
 11-01-15             10.25    3,990,000(d)     2,832,900
                                          ---------------
Total                                          26,837,613
---------------------------------------------------------


ENTERTAINMENT (0.9%)
AMC Entertainment
 02-01-16             11.00    3,811,000        2,662,937
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
 07-01-15              9.30    1,669,567(l)     1,569,393
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
 07-01-15              9.30      544,521(l)       511,849
                                          ---------------
Total                                           4,744,179
---------------------------------------------------------


ENVIRONMENTAL (0.2%)
Clean Harbors
 Sr Secured
 07-15-12             11.25      788,000          789,970
---------------------------------------------------------


FOOD AND BEVERAGE (4.1%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 11-01-11             11.50   11,850,000       10,072,500
Cott Beverages USA
 12-15-11              8.00   10,551,000        6,436,110
Pinnacle Foods Finance LLC
 04-01-17             10.63    8,822,000        4,763,880
                                          ---------------
Total                                          21,272,490
---------------------------------------------------------


GAMING (7.0%)
Boyd Gaming
 Sr Sub Nts
 02-01-16              7.13    9,645,000        5,690,549
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12             10.13    5,880,000        3,763,200
Firekeepers Development Authority
 Sr Secured
 05-01-15             13.88    4,585,000(d)     2,751,000
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
 06-15-15             10.25    9,265,000(d)       903,338
Indianapolis Downs LLC/Capital
 Sr Secured
 11-01-12             11.00    4,381,000(d)     2,519,075
MGM Mirage
 04-01-13              6.75    1,525,000        1,021,750
 06-01-16              7.50    3,050,000        1,932,938
MGM Mirage
 Sr Secured
 11-15-13             13.00    2,095,000(d)     2,011,200
Pokagon Gaming Authority
 Sr Nts
 06-15-14             10.38    5,054,000(d)     4,346,440
Seneca Gaming
 Sr Unsecured
 05-01-12              7.25      260,000          209,300
Seneca Gaming
 Sr Unsecured Series B
 05-01-12              7.25      350,000          281,750
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15              9.38    9,900,000(d)     5,445,000
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15              9.00    6,700,000(d)     5,577,750
                                          ---------------
Total                                          36,453,290
---------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
216  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)


GAS DISTRIBUTORS (0.9%)
Southwestern Energy
 Sr Nts
 02-01-18              7.50%  $3,000,000(d)    $2,617,500
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17              7.25    2,715,000        2,144,850
                                          ---------------
Total                                           4,762,350
---------------------------------------------------------


GAS PIPELINES (0.9%)
El Paso
 Sr Unsecured
 12-12-13             12.00    1,660,000        1,647,550
 06-15-14              6.88      525,000          423,840
Southern Star Central
 Sr Nts
 03-01-16              6.75    2,857,000        2,371,310
                                          ---------------
Total                                           4,442,700
---------------------------------------------------------


HEALTH CARE (6.1%)
Community Health Systems
 07-15-15              8.88    5,652,000        5,199,840
DaVita
 03-15-13              6.63    1,254,000        1,191,300
 03-15-15              7.25    2,234,000        2,122,300
HCA
 Sr Secured
 11-15-16              9.25      883,000          810,153
HCA
 Sr Secured Pay-in-kind
 11-15-16              9.63    2,650,000(j)     2,067,000
HCA
 Sr Unsecured
 02-15-16              6.50    7,100,000        4,366,500
NMH Holdings
 Sr Unsecured Pay-in-kind
 06-15-14              9.12    3,913,971(d,i,j) 2,309,243
Omnicare
 12-15-13              6.75    2,777,000        2,360,450
Omnicare
 Sr Sub Nts
 06-01-13              6.13    1,020,000          856,800
Select Medical
 Sr Unsecured
 09-15-15              8.83   10,101,000(i)     5,252,519
Vanguard Health Holding I LLC
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
 10-01-15              6.53    1,725,000(h)     1,354,125
Vanguard Health Holding II LLC
 10-01-14              9.00    4,413,000        3,684,855
                                          ---------------
Total                                          31,575,085
---------------------------------------------------------


HOME CONSTRUCTION (1.6%)
K Hovnanian Enterprises
 Sr Secured
 05-01-13             11.50    5,030,000        3,822,800
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12              9.75    3,525,000        2,626,125
William Lyon Homes
 02-15-14              7.50    7,960,000        1,910,400
                                          ---------------
Total                                           8,359,325
---------------------------------------------------------


INDEPENDENT ENERGY (5.8%)
Chesapeake Energy
 08-15-14              7.00    2,643,000        2,193,690
 01-15-16              6.63    4,314,000        3,408,060
 01-15-18              6.25    1,545,000        1,143,300
Compton Petroleum Finance
 12-01-13              7.63    6,373,000(c)     1,911,900
Connacher Oil and Gas
 Sr Secured
 12-15-15             10.25    5,740,000(c,d)   2,296,000
EXCO Resources
 01-15-11              7.25    5,871,000        4,579,380
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15              7.75    5,995,000(d)     4,226,475
PetroHawk Energy
 07-15-13              9.13      510,000          413,100
Quicksilver Resources
 08-01-15              8.25    3,326,000        2,112,010
 04-01-16              7.13    2,685,000        1,436,475
Range Resources
 05-15-16              7.50    1,970,000        1,708,975
 05-01-18              7.25    1,275,000        1,064,625
SandRidge Energy
 Pay-in-kind
 04-01-15              8.63    7,372,000(j)     3,870,300
                                          ---------------
Total                                          30,364,290
---------------------------------------------------------


MEDIA CABLE (2.7%)
CCO Holdings LLC/Capital
 Sr Unsecured
 11-15-13              8.75    2,828,000        1,781,640
Charter Communications Holdings II LLC/Capital
 10-01-13             10.25    3,905,000        1,405,800
 10-01-13             10.25    1,725,000(d)       586,500
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-14              8.38    2,498,000(d)     1,910,970
CSC Holdings
 Sr Unsecured
 06-15-15              8.50    3,145,000(d)     2,767,600
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13              9.50    4,575,000        3,454,125
Virgin Media Finance
 04-15-14              8.75    3,170,000(c)     2,377,500
                                          ---------------
Total                                          14,284,135
---------------------------------------------------------


MEDIA NON CABLE (8.9%)
Dex Media West LLC/Finance
 Sr Sub Nts Series B
 08-15-13              9.88    2,490,000          591,375
Dex Media
 Sr Disc Nts
 11-15-13              9.00    2,760,000          510,600
DIRECTV Holdings LLC/Financing
 06-15-15              6.38    2,865,000        2,642,963
 05-15-16              7.63    1,429,000        1,386,130
EchoStar DBS
 10-01-14              6.63    3,150,000        2,630,250
 02-01-16              7.13    5,331,000        4,451,384
Intelsat Jackson Holdings
 06-15-16             11.25    4,270,000(c)     3,885,699
Lamar Media
 08-15-15              6.63    1,683,000        1,215,968
Lamar Media
 Series B
 08-15-15              6.63    3,650,000        2,637,125
Lamar Media
 Series C
 08-15-15              6.63    2,269,000        1,639,353
LBI Media
 Sr Sub Nts
 08-01-17              8.50    3,289,000(d)     1,142,928
Liberty Media LLC
 Sr Unsecured
 05-15-13              5.70   12,389,000        8,121,942
LIN Television
 05-15-13              6.50    1,620,000          773,550
LIN Television
 Series B
 05-15-13              6.50    1,085,000          507,238
Nielsen Finance LLC
 08-01-14             10.00    3,770,000        3,016,000
Radio One
 02-15-13              6.38    6,229,000        2,102,288
Rainbow Natl Services LLC
 09-01-12              8.75    7,950,000(d)     7,154,999
 09-01-14             10.38    1,885,000(d)     1,677,650
RH Donnelley
 Sr Unsecured
 01-15-13              6.88    1,036,000          139,860
                                          ---------------
Total                                          46,227,302
---------------------------------------------------------


METALS (1.8%)
CII Carbon LLC
 11-15-15             11.13    2,435,000(d)     1,692,325
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15              8.25    4,130,000        3,510,500
 04-01-17              8.38      870,000          713,400
Noranda Aluminum Acquisition
 Pay-in-kind
 05-15-15              6.60   10,988,000(i,j)   3,735,920
                                          ---------------
Total                                           9,652,145
---------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  217

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                    COUPON    PRINCIPAL
ISSUER               RATE       AMOUNT           VALUE(a)


NON CAPTIVE DIVERSIFIED (0.6%)
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11              9.88%  $1,931,000       $1,457,905
GMAC LLC
 Sr Unsecured
 08-28-12              6.88    1,895,000        1,436,929
                                          ---------------
Total                                           2,894,834
---------------------------------------------------------


OIL FIELD SERVICES (0.2%)
Helix Energy Solutions Group
 Sr Unsecured
 01-15-16              9.50    2,362,000(d)     1,251,860
---------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.2%)
Cardtronics
 08-15-13              9.25    5,086,000        3,560,200
Cardtronics
 Series B
 08-15-13              9.25    3,772,000        2,640,400
                                          ---------------
Total                                           6,200,600
---------------------------------------------------------


OTHER INDUSTRY (0.9%)
Chart Inds
 Sr Sub Nts
 10-15-15              9.13    5,890,000        4,712,000
---------------------------------------------------------


PACKAGING (0.6%)
Vitro
 02-01-17              9.13   10,524,000(c)     3,157,200
---------------------------------------------------------


PAPER (2.7%)
Boise Cascade LLC
 10-15-14              7.13    4,022,000        2,252,320
Cascades
 02-15-13              7.25    1,805,000(c)       920,550
Georgia-Pacific LLC
 06-15-15              7.70    2,185,000        1,660,600
 01-15-17              7.13    4,947,000(d)     4,155,480
Jefferson Smurfit US
 Sr Unsecured
 06-01-13              7.50    3,905,000(b,r)     683,375
NewPage
 Sr Secured
 05-01-12             10.00    6,856,000        3,016,640
Norampac
 06-01-13              6.75    2,423,000(c)     1,090,350
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17              8.00    2,100,000(b,s)     399,000
                                          ---------------
Total                                          14,178,315
---------------------------------------------------------


PHARMACEUTICALS (1.1%)
Warner Chilcott
 02-01-15              8.75    6,469,000        5,757,410
---------------------------------------------------------


RETAILERS (0.3%)
Neiman Marcus Group
 Pay-in-kind
 10-15-15              9.00    3,510,000(j)     1,544,400
---------------------------------------------------------


TECHNOLOGY (2.6%)
Communications & Power Inds
 02-01-12              8.00    5,825,000        4,929,407
CPI Intl
 Sr Unsecured
 02-01-15              8.88      953,000(i)       929,175
SS&C Technologies
 12-01-13             11.75    3,475,000        3,053,656
SunGard Data Systems
 08-15-15             10.25    7,015,000        4,629,900
                                          ---------------
Total                                          13,542,138
---------------------------------------------------------


TRANSPORTATION SERVICES (0.7%)
Hertz
 01-01-14              8.88    1,770,000        1,088,550
 01-01-16             10.50    6,078,000        2,773,088
                                          ---------------
Total                                           3,861,638
---------------------------------------------------------


WIRELESS (5.5%)
Centennial Communications
 Sr Nts
 01-01-13              9.63    7,914,000(i)     7,676,580
Cricket Communications
 07-15-15             10.00    3,730,000(d)     3,394,300
MetroPCS Wireless
 11-01-14              9.25    5,410,000        4,841,950
Nextel Communications
 Series D
 08-01-15              7.38   12,822,000        5,385,240
Nextel Communications
 Series E
 10-31-13              6.88      235,000           99,875
Sprint Capital
 01-30-11              7.63    6,450,000        5,385,750
 03-15-12              8.38    2,525,000        2,020,000
                                          ---------------
Total                                          28,803,695
---------------------------------------------------------


WIRELINES (5.7%)
Fairpoint Communications
 Sr Unsecured
 04-01-18             13.13    5,125,000(d)     2,408,750
Frontier Communications
 Sr Unsecured
 03-15-19              7.13    5,225,000        3,500,750
Level 3 Communications
 Sub Nts
 09-15-09              6.00    1,950,000        1,774,500
Level 3 Financing
 03-15-13             12.25    5,180,000        3,133,900
Qwest
 Sr Unsecured
 06-15-15              7.63    5,115,000        4,194,300
 06-01-17              6.50    7,425,000        5,494,500
Windstream
 08-01-13              8.13      560,000          515,200
 08-01-16              8.63    7,451,000        6,594,135
 03-15-19              7.00    2,825,000        2,175,250
                                          ---------------
Total                                          29,791,285
---------------------------------------------------------
TOTAL BONDS
(Cost: $587,393,337)                         $408,337,546
---------------------------------------------------------



SENIOR LOANS (14.9%)(m)
                    COUPON    PRINCIPAL
BORROWER             RATE       AMOUNT           VALUE(a)
AEROSPACE & DEFENSE (0.2%)
Alion Science and Technology
 Term Loan
 TBD                    TBD   $2,762,952(g,n)  $1,243,328
---------------------------------------------------------


AUTOMOTIVE (1.0%)
Ford Motor
 Term Loan
 TBD                    TBD    4,120,000(g,n)   1,651,420
 12-15-13              5.00%   5,259,747        2,108,264
Lear
 Term Loan
 TBD                    TBD      900,000(g,n)     407,997
 04-25-12         2.96-4.75    1,925,000          872,660
                                          ---------------
Total                                           5,040,341
---------------------------------------------------------


CHEMICALS (0.9%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 TBD                    TBD    7,320,264(g,n)   2,948,057
 05-05-13              6.19    1,905,000          781,050
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                    TBD    1,563,999(g,n)     641,240
 05-05-13              3.75      413,000          169,330
                                          ---------------
Total                                           4,539,677
---------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.5%)
West Corp
 Tranche B2 Term Loan
 TBD                    TBD    1,335,000(g,n)     819,356
 10-24-13         2.84-4.27    3,080,127        1,890,428
                                          ---------------
Total                                           2,709,784
---------------------------------------------------------


ENTERTAINMENT (0.2%)
AMC Entertainment
 Pay-in-kind Term Loan
 01-26-13              2.22    3,871,305(j)     1,064,609
---------------------------------------------------------


FOOD AND BEVERAGE (0.3%)
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14         4.66-6.80    2,640,000        1,800,480
---------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
218  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

SENIOR LOANS (CONTINUED)
                    COUPON    PRINCIPAL
BORROWER             RATE       AMOUNT           VALUE(a)


GAMING (1.5%)
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 TBD                    TBD   $3,604,751(g,n,o)  $955,259
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14              5.44%   7,209,502        1,910,518
Great Lakes Gaming of Michigan
 Term Loan
 09-15-12              9.00    4,906,435(l)     4,808,307
                                          ---------------
Total                                           7,674,084
---------------------------------------------------------


HEALTH CARE (1.5%)
HCA
 Tranche B Term Loan
 11-18-13              3.71    2,135,752        1,666,485
IASIS Healthcare LLC
 Pay-in-kind Term Loan
 06-16-14              8.76   11,147,380(j)     6,075,322
                                          ---------------
Total                                           7,741,807
---------------------------------------------------------


MEDIA CABLE (1.1%)
Charter Communications LLC
 Term Loan
 03-06-14         4.16-5.47    7,963,191        5,815,359
---------------------------------------------------------


MEDIA NON CABLE (1.7%)
Dex Media West LLC
 Tranche B Term Loan
 10-24-14         7.00-7.42    1,980,000          816,750
Idearc
 Tranche B Term Loan
 TBD                    TBD    5,040,000(g,n)   1,529,993
 11-17-14         2.47-3.46    1,531,104          464,797
Nielsen Finance LLC
 Term Loan
 TBD                    TBD    2,235,000(c,g,n) 1,501,183
 08-09-13         3.83-4.39    7,090,117(c)     4,762,219
                                          ---------------
Total                                           9,074,942
---------------------------------------------------------


METALS (0.1%)
Noranda Aluminum Acquisition
 Tranche B Term Loan
 TBD                    TBD      455,000(g,n)     263,900
---------------------------------------------------------


OIL FIELD SERVICES (1.2%)
Dresser
 2nd Lien Term Loan
 05-04-15              7.99   12,405,000        6,409,291
---------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (0.5%)
ACE Cash Express
 Term Loan
 10-05-13              3.46    6,058,394        2,726,277
---------------------------------------------------------


PAPER (0.5%)
Georgia-Pacific LLC
 Tranche B Term Loan
 TBD                    TBD      735,028(g,n)     600,885
 12-20-12         2.58-4.19    2,479,557        2,027,038
                                          ---------------
Total                                           2,627,923
---------------------------------------------------------


RETAILERS (1.3%)
Neiman Marcus Group
 Term Loan
 TBD                    TBD    1,010,000(g,n)     640,340
 04-06-13              4.19    3,435,477        2,178,092
Toys "R" Us
 Tranche B Term Loan
 07-19-12              4.83    8,140,000        3,776,960
                                          ---------------
Total                                           6,595,392
---------------------------------------------------------


TECHNOLOGY (1.6%)
Flextronics Intl
 Term Loan
 10-01-14         6.13-7.07    8,602,466        5,333,529
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
 10-01-14              7.07    2,471,973        1,532,623
SunGard Data Systems
 Term Loan
 02-28-14              4.14    2,055,000        1,375,391
                                          ---------------
Total                                           8,241,543
---------------------------------------------------------


WIRELINES (0.8%)
Fairpoint Communications
 Tranche B Term Loan
 03-31-15              5.75    7,473,000        4,334,340
---------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $123,186,598)                          $77,903,077
---------------------------------------------------------




COMMON STOCKS (--%)
ISSUER                  SHARES          VALUE(a)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC
 Unit                      494,265(b)     $1,483
------------------------------------------------


PAPER & FOREST PRODUCTS (--%)
Crown Paper
 Escrow                  4,785,000(b,l)        5
------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,913,363)                        $1,488
------------------------------------------------



OTHER (0.1%)
ISSUER                  SHARES          VALUE(a)
OTHER FINANCIAL INSTITUTIONS
Varde Fund V LP    5,000,000(e,l,p)     $543,400
------------------------------------------------
TOTAL OTHER
(Cost: $--)                             $543,400
------------------------------------------------



MONEY MARKET FUND (7.8%)
                        SHARES          VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.48%       40,828,495(q)$40,828,495
------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $40,828,495)                  $40,828,495
------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $755,321,793)(t)             $527,614,006
------------------------------------------------








                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  219

RiverSource VP - High Yield Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 4.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $83,456,411 or 16.0% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $21,196,547. See Note 1 to the financial statements.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
------------------------------------------------------------------------------------------------
Crown Paper Escrow                                                04-16-07                   $--
Great Lakes Gaming of Michigan
 Term Loan
  9.00% 2012                                               03-01-07 thru 09-15-07      4,838,629
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
  9.30% 2015                                               02-09-00 thru 04-09-02      1,445,108
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
  9.30% 2015                                               12-11-01 thru 08-28-02        448,953
Varde Fund V LP                                            04-27-00 thru 06-19-00            --*


     * The original cost for this position in fiscal year 2004 was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                            UNFUNDED
BORROWER                                                                   COMMITMENT
-------------------------------------------------------------------------------------
Fontainebleau Las Vegas LLC
  Delayed Draw                                                             $3,512,197


(p) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(q) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(r) On Jan. 26, 2009, Jefferson Smurfit Corp. filed a Chapter 11 bankruptcy petition.

(s) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(t) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $753,988,006 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                   $   4,730,290
Unrealized depreciation                                                    (231,104,290)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(226,374,000)
---------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
220  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                  $40,828,495        $478,570,514       $8,214,997       $527,614,006


The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                          $16,873,640      $(244,548)
  Accrued discounts/premiums                                              52,451             --
  Realized gain (loss)                                                   252,442              *
  Change in unrealized appreciation (depreciation)                    (3,584,256)       244,548
  Net purchases (sales)                                               (1,924,946)            --
  Transfers in and/or out of Level 3                                  (3,454,334)            --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                           $8,214,997      $      --
--------------------------------------------------------------------------------------------------


* The realized gain(loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(275,050).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  221

PORTFOLIO OF INVESTMENTS

RiverSource VP - Income Opportunities Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (86.3%)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
ASSET-BACKED (0.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                                             6.15%        $2,000,000(d)         $1,847,888
---------------------------------------------------------------------------------------------------


MORTGAGE-BACKED(F) (0.1%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                                             0.97          2,658,202(h)            391,022
---------------------------------------------------------------------------------------------------


AEROSPACE & DEFENSE (3.2%)
Alion Science and Technology
 02-01-15                                            10.25          4,650,000             2,098,313
Alliant Techsystems
 04-01-16                                             6.75          1,415,000             1,273,500
L-3 Communications
 06-15-12                                             7.63          1,650,000             1,625,250
 07-15-13                                             6.13             80,000                73,600
 01-15-15                                             5.88            225,000               202,500
L-3 Communications
 Series B
 10-15-15                                             6.38          9,422,000             8,809,570
Moog
 Sr Sub Nts
 01-15-15                                             6.25          1,919,000             1,535,200
 06-15-18                                             7.25          2,225,000(d)          1,780,000
TransDigm
 07-15-14                                             7.75          8,405,000             6,892,100
                                                                                    ---------------
Total                                                                                    24,290,033
---------------------------------------------------------------------------------------------------


BUILDING MATERIALS (0.3%)
Gibraltar Inds
 Series B
 12-01-15                                             8.00          3,130,000             1,737,150
Norcraft Companies LP/Finance
 11-01-11                                             9.00            991,000               842,350
                                                                                    ---------------
Total                                                                                     2,579,500
---------------------------------------------------------------------------------------------------


CHEMICALS (2.9%)
Chemtura
 06-01-16                                             6.88         10,637,000             5,424,870
Hexion US Finance/Nova Scotia Finance
 Sr Secured
 11-15-14                                             9.75          4,034,000             1,149,690
INVISTA
 Sr Unsecured
 05-01-12                                             9.25         13,720,000(d)          9,604,000
Momentive Performance Materials
 Pay-in-kind
 12-01-14                                            10.13          2,836,269(e)            879,243
NALCO
 11-15-11                                             7.75          2,175,000             2,088,000
 11-15-13                                             8.88          3,000,000             2,535,000
                                                                                    ---------------
Total                                                                                    21,680,803
---------------------------------------------------------------------------------------------------


CONSTRUCTION MACHINERY (0.5%)
Manitowoc
 11-01-13                                             7.13          2,000,000             1,520,000
Terex
 01-15-14                                             7.38          2,800,000             2,436,000
                                                                                    ---------------
Total                                                                                     3,956,000
---------------------------------------------------------------------------------------------------


CONSUMER PRODUCTS (1.6%)
Chattem
 Sr Sub Nts
 03-01-14                                             7.00          2,100,000             1,806,000
Jarden
 05-01-17                                             7.50          9,000,000             6,120,000
Sealy Mattress
 06-15-14                                             8.25          1,974,000             1,164,660
Visant
 10-01-12                                             7.63            765,000               627,300
Visant Holding
 Sr Disc Nts
 12-01-13                                            10.25          2,600,000             1,924,000
Visant Holding
 Sr Nts
 12-01-13                                             8.75            694,000               513,560
                                                                                    ---------------
Total                                                                                    12,155,520
---------------------------------------------------------------------------------------------------


ELECTRIC (9.5%)
Aquila
 Sr Unsecured
 07-01-12                                            11.88          9,405,000             9,499,050
Dynegy Holdings
 Sr Unsecured
 05-01-16                                             8.38          2,017,000             1,432,070
 05-15-18                                             7.13          1,325,000               808,250
 06-01-19                                             7.75          5,000,000             3,450,000
Edison Mission Energy
 Sr Unsecured
 05-15-17                                             7.00            492,000               428,040
Energy Future Holdings
 11-01-17                                            10.88         14,200,000(d)         10,224,000
IPALCO Enterprises
 Sr Secured
 11-14-11                                             8.63          1,540,000             1,439,900
 04-01-16                                             7.25          9,345,000(d)          7,569,450
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                                             8.56          9,458,287             9,032,664
Mirant Americas Generation LLC
 Sr Unsecured
 10-01-21                                             8.50            445,000               338,200
 05-01-31                                             9.13          1,405,000             1,039,700
Mirant North America LLC
 12-31-13                                             7.38          7,410,000             7,113,600
Nevada Power
 04-15-12                                             6.50            550,000               525,837
NRG Energy
 02-01-16                                             7.38         13,360,000            12,424,799
 01-15-17                                             7.38          3,010,000             2,769,200
Oncor Electric Delivery
 1st Mtge
 09-01-18                                             6.80          3,200,000(d)          2,975,727
                                                                                    ---------------
Total                                                                                    71,070,487
---------------------------------------------------------------------------------------------------


ENVIRONMENTAL (0.3%)
Clean Harbors
 Sr Secured
 07-15-12                                            11.25             46,000                46,115
Crown Cork & Seal
 Sr Unsecured
 04-15-23                                             8.00          2,425,000             1,903,625
                                                                                    ---------------
Total                                                                                     1,949,740
---------------------------------------------------------------------------------------------------


FOOD AND BEVERAGE (3.2%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 11-01-11                                            11.50         10,160,000             8,636,000
Constellation Brands
 12-15-14                                             8.38            861,000               817,950
 09-01-16                                             7.25          3,391,000             3,204,495
 05-15-17                                             7.25            726,000               686,070
Cott Beverages USA
 12-15-11                                             8.00         14,109,000             8,606,490
Michael Foods
 11-15-13                                             8.00          2,550,000             2,193,000
                                                                                    ---------------
Total                                                                                    24,144,005
---------------------------------------------------------------------------------------------------


GAMING (7.8%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                                             7.13          8,960,000             5,286,400
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12                                            10.13          9,690,000             6,201,600
Firekeepers Development Authority
 Sr Secured
 05-01-15                                            13.88          6,080,000(d)          3,648,000
Indianapolis Downs LLC/Capital
 Sr Secured
 11-01-12                                            11.00          5,030,000(d)          2,892,250
MGM Mirage
 Sr Secured
 11-15-13                                            13.00         13,225,000(d)         12,696,000
Mohegan Tribal Gaming Authority
 02-15-13                                             6.13          4,400,000             2,772,000
Pokagon Gaming Authority
 Sr Nts
 06-15-14                                            10.38          7,907,000(d)          6,800,020
Seneca Gaming
 Sr Unsecured
 05-01-12                                             7.25          2,295,000             1,847,475


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
222  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                                             7.25%        $1,870,000            $1,505,350
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                                             9.38         15,965,000(d)          8,780,750
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                                             9.00          7,995,000(d)          6,655,838
                                                                                    ---------------
Total                                                                                    59,085,683
---------------------------------------------------------------------------------------------------


GAS DISTRIBUTORS (1.5%)
Southwestern Energy
 Sr Nts
 02-01-18                                             7.50          2,035,000(d)          1,775,538
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                                             7.25         11,860,000             9,369,400
                                                                                    ---------------
Total                                                                                    11,144,938
---------------------------------------------------------------------------------------------------


GAS PIPELINES (3.5%)
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                                             6.80          1,600,000             1,378,387
El Paso
 Sr Unsecured
 12-12-13                                            12.00          3,430,000             3,404,275
 06-15-14                                             6.88          4,070,000             3,285,772
SONAT
 Sr Unsecured
 02-01-18                                             7.00          2,600,000             1,993,711
Southern Star Central
 Sr Nts
 03-01-16                                             6.75          6,490,000(d)          5,484,050
 03-01-16                                             6.75          9,710,000             8,059,301
Tennessee Gas Pipeline
 Sr Unsecured
 12-15-11                                             6.00          1,071,000               951,820
Williams Companies
 Sr Unsecured
 10-01-10                                             6.38          2,000,000(d)          1,864,464
                                                                                    ---------------
Total                                                                                    26,421,780
---------------------------------------------------------------------------------------------------


HEALTH CARE (6.1%)
Community Health Systems
 07-15-15                                             8.88          7,795,000             7,171,400
DaVita
 03-15-13                                             6.63          6,560,000             6,232,000
HCA
 Sr Secured
 11-15-16                                             9.25          7,640,000             7,009,700
HCA
 Sr Secured Pay-in-kind
 11-15-16                                             9.63          4,682,000(e)          3,651,960
IASIS Healthcare LLC/Capital
 06-15-14                                             8.75          3,220,000             2,495,500
Omnicare
 12-15-13                                             6.75          5,760,000             4,896,000
 12-15-15                                             6.88          7,920,000             6,494,400
Omnicare
 Sr Sub Nts
 06-01-13                                             6.13          2,245,000             1,885,800
Select Medical
 02-01-15                                             7.63         11,750,000             6,227,500
                                                                                    ---------------
Total                                                                                    46,064,260
---------------------------------------------------------------------------------------------------


HOME CONSTRUCTION (1.4%)
D.R. Horton
 02-01-09                                             8.00          6,000,000             5,937,049
 01-15-10                                             4.88            790,000               716,925
K Hovnanian Enterprises
 Sr Secured
 05-01-13                                            11.50          4,949,000             3,761,240
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12                                             9.75            202,000               150,490
William Lyon Homes
 02-15-14                                             7.50            570,000               136,800
                                                                                    ---------------
Total                                                                                    10,702,504
---------------------------------------------------------------------------------------------------


INDEPENDENT ENERGY (7.6%)
Chesapeake Energy
 06-15-14                                             7.50            225,000               190,125
 08-15-14                                             7.00          1,230,000             1,020,900
 06-15-15                                             6.38          2,000,000             1,580,000
 01-15-16                                             6.63          1,280,000             1,011,200
 01-15-16                                             6.88          5,621,000             4,496,800
 01-15-18                                             6.25            175,000               129,500
Compton Petroleum Finance
 12-01-13                                             7.63          3,565,000(c)          1,069,500
Connacher Oil and Gas
 Sr Secured
 12-15-15                                            10.25          6,686,000(c,d)        2,674,400
Denbury Resources
 12-15-15                                             7.50          3,500,000             2,485,000
EXCO Resources
 01-15-11                                             7.25          9,822,000             7,661,160
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                                             7.75          9,170,000(d)          6,464,850
KCS Energy
 04-01-12                                             7.13          5,375,000             4,031,250
Newfield Exploration
 Sr Sub Nts
 05-15-18                                             7.13          1,970,000             1,536,600
Quicksilver Resources
 08-01-15                                             8.25         10,547,000             6,697,345
 04-01-16                                             7.13          2,523,000             1,349,805
Range Resources
 03-15-15                                             6.38          2,200,000             1,782,000
 05-15-16                                             7.50          4,005,000             3,474,338
 05-01-18                                             7.25          1,165,000               972,775
SandRidge Energy
 06-01-18                                             8.00          5,300,000(d)         2,915,000
SandRidge Energy
 Pay-in-kind
 04-01-15                                             8.63         11,545,000(e)          6,061,125
                                                                                    ---------------
Total                                                                                    57,603,673
---------------------------------------------------------------------------------------------------


MEDIA CABLE (3.9%)
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-12                                             8.00          2,496,000(d)          2,046,720
 04-30-14                                             8.38          7,306,000(d)          5,589,090
CSC Holdings
 Sr Unsecured
 06-15-15                                             8.50          4,360,000(d)          3,836,800
CSC Holdings
 Sr Unsecured Series B
 07-15-09                                             8.13            485,000               482,575
 04-01-11                                             7.63          3,000,000             2,827,500
Mediacom Broadband LLC
 Sr Unsecured
 10-15-15                                             8.50          3,765,000             2,451,956
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13                                             9.50          2,080,000             1,570,400
Videotron
 04-15-18                                             9.13          4,670,000(c,d)        4,343,100
Virgin Media Finance
 04-15-14                                             8.75          6,270,000(c)          4,702,500
 08-15-16                                             9.13          2,100,000(c)          1,596,000
                                                                                    ---------------
Total                                                                                    29,446,641
---------------------------------------------------------------------------------------------------


MEDIA NON CABLE (8.4%)
Belo
 Sr Unsecured
 05-30-13                                             6.75          2,000,000             1,210,000
DIRECTV Holdings LLC/Financing
 06-15-15                                             6.38          1,225,000             1,130,063
 05-15-16                                             7.63          7,000,000             6,790,000
EchoStar DBS
 10-01-14                                             6.63          3,990,000             3,331,650
 02-01-16                                             7.13          7,205,000             6,016,175
Intelsat Intermediate Holding
 Sr Unsecured
 (zero coupon through 02-01-10,
 thereafter 9.50%)
 02-01-15                                            14.50          4,652,000(c,d,m)      3,535,520
Intelsat Subsidiary Holding
 Sr Unsecured
 01-15-13                                             8.50          4,880,000(c,d)        4,514,000
Lamar Media
 08-15-15                                             6.63          4,990,000             3,605,275
Lamar Media
 Series B
 08-15-15                                             6.63            740,000               534,650
Lamar Media
 Series C
 08-15-15                                             6.63          5,246,000             3,790,235
LBI Media
 Sr Sub Nts
 08-01-17                                             8.50            974,000(d)            338,465
Liberty Media LLC
 Sr Unsecured
 05-15-13                                             5.70         10,435,000             6,840,945
LIN Television
 05-15-13                                             6.50          2,400,000             1,146,000


                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  223

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                                  COUPON           PRINCIPAL
ISSUER                                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
LIN Television
 Series B
 05-15-13                                             6.50%        $1,435,000              $670,863
Nielsen Finance LLC
 08-01-14                                            10.00          4,975,000             3,980,000
Radio One
 02-15-13                                             6.38            565,000               190,688
Rainbow Natl Services LLC
 09-01-12                                             8.75          9,134,000(d)          8,220,599
Salem Communications Holding
 12-15-10                                             7.75         14,588,000             7,221,059
Sinclair Broadcast Group
 03-15-12                                             8.00            125,000                94,063
                                                                                    ---------------
Total                                                                                    63,160,250
---------------------------------------------------------------------------------------------------


METALS (2.9%)
Freeport-McMoRan Copper & Gold
 Sr Secured
 02-01-14                                             6.88          2,800,000             2,520,000
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15                                             8.25          6,660,000             5,661,000
 04-01-17                                             8.38          7,390,000             6,059,800
Noranda Aluminum Acquisition
 Pay-in-kind
 05-15-15                                             6.60          2,062,000(e,h)          701,080
Peabody Energy
 04-15-16                                             5.88          2,655,000             2,256,750
 11-01-16                                             7.38          2,060,000             1,936,400
Peabody Energy
 Series B
 03-15-13                                             6.88          2,868,000             2,717,430
                                                                                    ---------------
Total                                                                                    21,852,460
---------------------------------------------------------------------------------------------------


NON CAPTIVE DIVERSIFIED (0.7%)
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11                                             9.88          5,102,000             3,852,010
 10-25-11                                             7.25          1,666,000             1,217,028
                                                                                    ---------------
Total                                                                                     5,069,038
---------------------------------------------------------------------------------------------------


OIL FIELD SERVICES (0.6%)
Helix Energy Solutions Group
 Sr Unsecured
 01-15-16                                             9.50          8,895,000(d)          4,714,350
---------------------------------------------------------------------------------------------------


OTHER FINANCIAL INSTITUTIONS (1.4%)
Cardtronics
 08-15-13                                             9.25          6,741,000             4,718,700
Cardtronics
 Series B
 08-15-13                                             9.25          8,045,000             5,631,500
                                                                                    ---------------
Total                                                                                    10,350,200
---------------------------------------------------------------------------------------------------


OTHER INDUSTRY (1.1%)
Chart Inds
 Sr Sub Nts
 10-15-15                                             9.13          5,670,000             4,536,000
Lender Processing Services
 07-01-16                                             8.13          4,518,000             4,026,668
                                                                                    ---------------
Total                                                                                     8,562,668
---------------------------------------------------------------------------------------------------


PACKAGING (0.9%)
Crown Americas LLC/Capital
 11-15-13                                             7.63          1,225,000             1,212,750
Silgan Holdings
 Sr Sub Nts
 11-15-13                                             6.75          3,285,000             2,825,100
Vitro
 02-01-12                                             8.63          3,000,000(c)            930,000
 02-01-17                                             9.13          7,150,000(c)          2,145,000
                                                                                    ---------------
Total                                                                                     7,112,850
---------------------------------------------------------------------------------------------------


PAPER (2.2%)
Boise Cascade LLC
 10-15-14                                             7.13          1,126,000               630,560
Cascades
 02-15-13                                             7.25          1,110,000(c)            566,100
Georgia-Pacific LLC
 06-15-15                                             7.70          7,130,000             5,418,800
 01-15-17                                             7.13          3,632,000(d)          3,050,880
Georgia-Pacific LLC
 Sr Unsecured
 05-15-11                                             8.13          1,300,000             1,222,000
NewPage
 Sr Secured
 05-01-12                                             9.44          9,220,000(h)          3,227,000
 05-01-12                                            10.00          1,379,000               606,760
Norampac
 06-01-13                                             6.75          1,286,000(c)            578,700
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                                             8.00          7,610,000(b,n)        1,445,900
                                                                                    ---------------
Total                                                                                    16,746,700
---------------------------------------------------------------------------------------------------


PHARMACEUTICALS (0.7%)
Warner Chilcott
 02-01-15                                             8.75          6,220,000             5,535,800
---------------------------------------------------------------------------------------------------


RAILROADS (1.4%)
Kansas City Southern Mexico
 Sr Unsecured
 05-01-12                                             9.38          4,000,000(c)          3,660,000
 12-01-13                                             7.63          3,000,000(c)          2,460,000
Kansas City Southern Railway
 12-15-13                                            13.00          2,800,000             2,800,000
 06-01-15                                             8.00          2,500,000             2,000,000
                                                                                    ---------------
Total                                                                                    10,920,000
---------------------------------------------------------------------------------------------------


TECHNOLOGY (3.1%)
Communications & Power Inds
 02-01-12                                             8.00         13,795,000            11,674,019
CPI Intl
 Sr Unsecured
 02-01-15                                             8.88          1,912,000(h)          1,864,200
SS&C Technologies
 12-01-13                                            11.75          5,205,000             4,573,894
SunGard Data Systems
 08-15-15                                            10.25          7,870,000             5,194,200
                                                                                    ---------------
Total                                                                                    23,306,313
---------------------------------------------------------------------------------------------------


WIRELESS (4.7%)
Centennial Cellular Operating/Communications
 06-15-13                                            10.13          4,205,000             4,247,050
Centennial Communications/Cellular Operating LLC/Puerto Rico Operations
 Sr Unsecured
 02-01-14                                             8.13          3,835,000             3,892,525
Cricket Communications
 11-01-14                                             9.38          3,000,000             2,700,000
 07-15-15                                            10.00          3,570,000(d)          3,248,700
MetroPCS Wireless
 11-01-14                                             9.25          3,695,000             3,307,025
Nextel Communications
 Series D
 08-01-15                                             7.38         22,763,000             9,560,460
Nextel Communications
 Series E
 10-31-13                                             6.88          2,555,000             1,085,875
Sprint Capital
 05-01-09                                             6.38          1,640,000             1,629,750
 01-30-11                                             7.63          2,500,000             2,087,500
 03-15-12                                             8.38          4,685,000             3,748,000
                                                                                    ---------------
Total                                                                                    35,506,885
---------------------------------------------------------------------------------------------------


WIRELINES (4.6%)
Cincinnati Bell
 07-15-13                                             7.25            110,000                96,800
 02-15-15                                             7.00          6,265,000             4,792,725
Fairpoint Communications
 Sr Unsecured
 04-01-18                                            13.13          4,285,000(d)          2,013,950
Frontier Communications
 Sr Unsecured
 03-15-19                                             7.13         12,220,000             8,187,400
Qwest Capital Funding
 08-15-10                                             7.90            400,000               364,000
Qwest
 Sr Unsecured
 03-15-12                                             8.88          3,810,000             3,524,250
 10-01-14                                             7.50          5,585,000             4,635,550
 06-15-15                                             7.63          4,915,000             4,030,300
Windstream
 08-01-13                                             8.13          3,730,000             3,431,600
 08-01-16                                             8.63          4,260,000             3,770,100
                                                                                    ---------------
Total                                                                                    34,846,675
---------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $822,841,638)                                                                   $652,218,666
---------------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
224  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

SENIOR LOANS (7.4%)(k)
                                                  COUPON           PRINCIPAL
BORROWER                                           RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
Alion Science and Technology
 Term Loan
 TBD                                                   TBD         $2,902,595(l,o)       $1,306,168
 02-06-13                                             9.50%         8,900,000             4,005,000
                                                                                    ---------------
Total                                                                                     5,311,168
---------------------------------------------------------------------------------------------------


AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
 TBD                                                   TBD          3,900,000(l,o)        1,563,237
Lear
 Term Loan
 TBD                                                   TBD          2,065,000(l,o)          936,126
 04-25-12                                        2.96-4.75            500,000               226,665
                                                                                    ---------------
Total                                                                                     2,726,028
---------------------------------------------------------------------------------------------------


CHEMICALS (0.5%)
Hexion Specialty Chemicals
 Tranche Cl Term Loan
 TBD                                                   TBD          6,850,771(l,o)        2,741,765
 05-05-13                                             6.19            480,000               196,800
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 TBD                                                   TBD          1,502,769(l,o)          616,135
 05-05-13                                             3.75            104,000                42,640
                                                                                    ---------------
Total                                                                                     3,597,340
---------------------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (0.4%)
West Corp
 Tranche B2 Term Loan
 TBD                                                   TBD          1,000,000(l,o)          613,750
 10-24-13                                        2.84-4.27          4,488,218             2,754,644
                                                                                    ---------------
Total                                                                                     3,368,394
---------------------------------------------------------------------------------------------------


ELECTRIC (0.2%)
Energy Future Holdings
 Tranche B3 Term Loan
 10-10-14                                        3.96-5.37          1,979,975             1,372,123
---------------------------------------------------------------------------------------------------


ENTERTAINMENT (--%)
AMC Entertainment
 Pay-in-kind Term Loan
 01-26-13                                             2.22            883,231(e)            242,889
---------------------------------------------------------------------------------------------------


GAMING (0.4%)
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 TBD                                                   TBD          1,201,793(j,l,o)        318,475
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14                                             5.44          2,403,588               636,951
Great Lakes Gaming of Michigan
 Term Loan
 09-15-12                                             9.00          1,756,625(g)          1,721,492
                                                                                    ---------------
Total                                                                                     2,676,918
---------------------------------------------------------------------------------------------------


MEDIA NON CABLE (1.4%)
Dex Media West LLC
 Tranche B Term Loan
 TBD                                                   TBD          4,250,000(l,o)        1,753,125
 10-24-14                                        7.00-7.42          6,490,000             2,677,125
Nielsen Finance LLC
 Dollar Term Loan
 08-09-13                                        3.83-4.39          9,722,897(c)          6,530,578
                                                                                    ---------------
Total                                                                                    10,960,828
---------------------------------------------------------------------------------------------------


METALS (0.1%)
Noranda Aluminum Acquisition
 Tranche B Term Loan
 TBD                                                   TBD          1,452,081(l,o)          842,207
---------------------------------------------------------------------------------------------------


OIL FIELD SERVICES (1.0%)
Dresser
 2nd Lien Term Loan
 05-04-15                                             2.71          6,415,000             3,314,438
Dresser
 Tranche B Term Loan
 TBD                                                   TBD          1,222,284(l,o)          761,886
 05-04-14                                             4.49          5,338,174             3,327,444
                                                                                    ---------------
Total                                                                                     7,403,768
---------------------------------------------------------------------------------------------------


TECHNOLOGY (0.6%)
Flextronics Intl
 Term Loan
 10-01-14                                             6.13          5,486,122             3,401,395
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
 10-01-14                                        6.40-7.07          1,576,472               977,413
                                                                                    ---------------
Total                                                                                     4,378,808
---------------------------------------------------------------------------------------------------


TRANSPORTATION SERVICES (0.4%)
Hertz
 Letter of Credit
 TBD                                                   TBD            762,298(l,o)          460,428
Hertz
 Tranche B Term Loan
 TBD                                                   TBD          4,257,702(l,o)        2,571,652
                                                                                    ---------------
Total                                                                                     3,032,080
---------------------------------------------------------------------------------------------------


WIRELINES (1.3%)
Fairpoint Communications
 Tranche B Term Loan
 TBD                                                   TBD          1,000,000(l,o)          580,000
 03-31-15                                             5.75          6,713,000             3,893,540
Level 3 Communications
 Term Loan
 TBD                                                   TBD          2,450,000(l,o)        1,539,409
 03-13-14                                             7.00          5,825,000             3,660,022
                                                                                    ---------------
Total                                                                                     9,672,971
---------------------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $75,982,357)                                                                     $55,585,522
---------------------------------------------------------------------------------------------------





MONEY MARKET FUND (6.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              48,887,210(i)        $48,887,210
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $48,887,210)                                                       $48,887,210
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $947,711,205)(p)                                                  $756,691,398
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2008, the value of foreign securities represented 5.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $142,104,399 or 18.8% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  225

RiverSource VP - Income Opportunities Fund

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                 ACQUISITION
     SECURITY                                       DATES                  COST
     -----------------------------------------------------------------------------
     Great Lakes Gaming of Michigan
       9.00% Term Loan 2012               03-01-07 thru 09-15-2007      $1,732,349


(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(i) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(j) At Dec. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                                 UNFUNDED
     BORROWER                                                                   COMMITMENT
     -------------------------------------------------------------------------------------
     Fontainebleau Las Vegas LLC
       Delayed Draw                                                             $1,197,969


(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(n) On Jan. 26, 2009, Smurfit-Stone Container Enterprises filed a Chapter 11 bankruptcy petition.

(o) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,508,944. See Note 1 to the financial statements.

(p) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $949,444,020 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                     $4,353,573
     Unrealized depreciation                                                   (197,106,195)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(192,752,622)
     --------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
226  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                   FAIR VALUE AT DEC. 31, 2008
                                                   ----------------------------------------------------------
                                                        LEVEL 1         LEVEL 2
                                                     QUOTED PRICES       OTHER        LEVEL 3
                                                       IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                      MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Investments in securities                             $48,887,210    $705,691,674   $2,112,514   $756,691,398


The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                   INVESTMENTS IN  OTHER FINANCIAL
                                                                     SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                          $5,124,523        $(57,682)
  Accrued discounts/premiums                                              8,356              --
  Realized gain (loss)                                                   26,279               *
  Change in unrealized appreciation (depreciation)                   (1,630,381)         57,682
  Net purchases (sales)                                                (628,163)             --
  Transfers in and/or out of Level 3                                   (788,100)             --

--------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                          $2,112,514             $--
--------------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Jan. 1, 2008 to Dec. 31, 2008 for Other financial instruments was $(71,364).




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  227

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Equity Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (98.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AeroVironment                                             2,721(b)           $100,160
Axsys Technologies                                        1,660(b)             91,068
Ceradyne                                                 12,214(b)            248,066
General Dynamics                                         94,226             5,426,475
Rockwell Collins                                         18,253               713,510
United Technologies                                      54,165             2,903,244
                                                                      ---------------
Total                                                                       9,482,523
-------------------------------------------------------------------------------------


AIR FREIGHT & LOGISTICS (0.4%)
CH Robinson Worldwide                                    92,688             5,100,621
Hub Group Cl A                                            7,895(b)            209,454
Pacer Intl                                               22,297               232,558
                                                                      ---------------
Total                                                                       5,542,633
-------------------------------------------------------------------------------------


AIRLINES (0.4%)
Alaska Air Group                                         15,216(b)            445,068
Allegiant Travel                                          2,795(b)            135,753
AMR                                                      19,020(b)            202,943
Continental Airlines Cl B                                 9,038(b)            163,226
Delta Air Lines                                          37,925(b)            434,621
Hawaiian Holdings                                        31,450(b)            200,651
SkyWest                                                  34,674               644,936
Southwest Airlines                                      286,411             2,468,864
UAL                                                      39,680               437,274
US Airways Group                                         39,343(b)            304,121
                                                                      ---------------
Total                                                                       5,437,457
-------------------------------------------------------------------------------------


AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                                     27,316               168,267
Exide Technologies                                       30,351(b)            160,557
Fuel Systems Solutions                                    3,521(b)            115,348
Goodyear Tire & Rubber                                  106,404(b)            635,232
Johnson Controls                                         35,633(f)            647,095
Lear                                                     58,281(b)             82,176
                                                                      ---------------
Total                                                                       1,808,675
-------------------------------------------------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor                                              135,678(b)            310,703
General Motors                                           33,968               108,698
Harley-Davidson                                          91,151             1,546,832
                                                                      ---------------
Total                                                                       1,966,233
-------------------------------------------------------------------------------------


BEVERAGES (2.7%)
Brown-Forman Cl B                                        30,843             1,588,106
Coca-Cola                                               345,703            15,649,975
PepsiCo                                                 357,491            19,579,782
                                                                      ---------------
Total                                                                      36,817,863
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (2.7%)
Cephalon                                                  1,339(b)            103,157
Cubist Pharmaceuticals                                    5,710(b)            137,954
CV Therapeutics                                          11,795(b)            108,632
Emergent BioSolutions                                     6,689(b)            174,650
Genentech                                                78,004(b)          6,467,311
Gilead Sciences                                         551,017(b)         28,179,008
Myriad Genetics                                           6,526(b)            432,413
NPS Pharmaceuticals                                      17,550(b)            108,986
Vertex Pharmaceuticals                                    3,204(b)             97,338
                                                                      ---------------
Total                                                                      35,809,449
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.2%)
American Woodmark                                         7,726               140,845
Insteel Inds                                             13,220               149,254
Masco                                                   220,950             2,459,173
Owens Corning                                             4,886(b)             84,528
Trex                                                      5,630(b)             92,670
                                                                      ---------------
Total                                                                       2,926,470
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.4%)
BlackRock                                                23,914             3,208,063
Goldman Sachs Group                                      72,955             6,156,672
Knight Capital Group Cl A                                11,585(b)            187,098
Morgan Stanley                                          553,040             8,870,762
Stifel Financial                                          5,645(b)            258,823
SWS Group                                                22,176               420,235
                                                                      ---------------
Total                                                                      19,101,653
-------------------------------------------------------------------------------------


CHEMICALS (1.9%)
Ashland                                                  35,094               368,838
CF Inds Holdings                                         27,652             1,359,372
Dow Chemical                                            969,431            14,628,713
Ecolab                                                   10,532(f)            370,200
EI du Pont de Nemours & Co                               59,516             1,505,755
Innophos Holdings                                         7,688               152,299
Monsanto                                                 49,372             3,473,320
OM Group                                                  8,136(b)            171,751
PPG Inds                                                 42,210             1,790,970
Sigma-Aldrich                                            30,638             1,294,149
Solutia                                                  23,241(b)            104,585
Stepan                                                    3,339               156,900
Westlake Chemical                                         6,911               112,580
WR Grace & Co                                            48,545(b)            289,814
                                                                      ---------------
Total                                                                      25,779,246
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (2.1%)
BancFirst                                                 2,945               155,849
BB&T                                                    159,943             4,392,034
Comerica                                                 99,523             1,975,532
Fifth Third Bancorp                                     248,899             2,055,906
First Citizens BancShares Cl A                              606                92,597
First Financial                                           3,496               143,301
First Financial Bankshares                                4,576               252,641
Home BancShares                                           4,210               113,460
Intl Bancshares                                           7,265               158,595
KeyCorp                                                 255,600             2,177,712
MainSource Financial Group                                8,509               131,890
Marshall & Ilsley                                       112,113             1,529,221
Popular                                                  12,390(c)             63,932
Republic Bancorp Cl A                                     5,483               149,138
SunTrust Banks                                          121,041             3,575,551
TowneBank                                                 5,730               142,047
Trico Bancshares                                          4,803               119,931
Trustmark                                                 6,530               140,983
UMB Financial                                             3,803               186,879
Wells Fargo & Co                                        961,081            10,645,412
Wilshire Bancorp                                         16,228               147,350
Zions Bancorporation                                      6,770               165,933
                                                                      ---------------
Total                                                                      28,515,894
-------------------------------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.7%)
ABM Inds                                                  4,588                87,401
American Ecology                                          3,095                62,612
Avery Dennison                                           26,470               866,363
Clean Harbors                                             3,757(b)            238,344
HNI                                                       9,948               157,576
Kimball Intl Cl B                                        21,474               184,891
Republic Services                                        53,589             1,328,472
RR Donnelley & Sons                                      87,206             1,184,257
Sykes Enterprises                                         6,582(b)            125,848
Tetra Tech                                                3,273(b)             79,043
United Stationers                                         3,664(b)            122,707
Waste Management                                        154,443             5,118,242
                                                                      ---------------
Total                                                                       9,555,756
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.8%)
3Com                                                     62,400(b)            142,272
Airvana                                                  23,721(b)            145,173
ARRIS Group                                              19,760(b)            157,092
Cisco Systems                                           114,616(b)          1,868,241
Corning                                                 127,347             1,213,617
InterDigital                                             13,862(b)            381,205
Motorola                                                 73,258               324,533
NETGEAR                                                  10,354(b)            118,139
QUALCOMM                                                179,692             6,438,364
Tekelec                                                  12,435(b)            165,883
                                                                      ---------------
Total                                                                      10,954,519
-------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
228  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


COMPUTERS & PERIPHERALS (2.6%)
Adaptec                                                  40,298(b)           $132,983
Apple                                                    66,078(b)          5,639,757
Electronics for Imaging                                  12,723(b)            121,632
Hewlett-Packard                                         185,412(f)          6,728,601
IBM                                                     226,619            19,072,256
Lexmark Intl Cl A                                       117,061(b)          3,148,941
NCR                                                      12,920(b)            182,689
                                                                      ---------------
Total                                                                      35,026,859
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (0.1%)
EMCOR Group                                              10,325(b)            231,590
Granite Construction                                     17,583               772,421
Perini                                                   23,413(b)            547,396
                                                                      ---------------
Total                                                                       1,551,407
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.1%)
Advanta Cl B                                             42,678                89,197
Discover Financial Services                              51,590               491,653
SLM                                                     136,105(b)          1,211,334
                                                                      ---------------
Total                                                                       1,792,184
-------------------------------------------------------------------------------------


CONTAINERS & PACKAGING (--%)
Rock-Tenn Cl A                                           12,213               417,440
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.2%)
Genuine Parts                                            58,188             2,202,998
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.3%)
Career Education                                          2,868(b)             51,452
Corinthian Colleges                                      11,904(b)            194,868
H&R Block                                               147,940             3,361,197
Regis                                                    11,005               159,903
Universal Technical Institute                             6,093(b)            104,617
                                                                      ---------------
Total                                                                       3,872,037
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (7.8%)
Apollo Management LP                                    760,352(d,e)        1,140,528
Bank of America                                       2,111,731            28,421,511
Citigroup                                             3,602,125            24,170,259
JPMorgan Chase & Co                                   1,581,387            49,861,132
KKR Financial Holdings LLC                              305,901               483,324
Life Partners Holdings                                    3,244               141,568
Moody's                                                   4,203                84,438
                                                                      ---------------
Total                                                                     104,302,760
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
CenturyTel                                               24,662               674,012
Embarq                                                   89,308             3,211,517
Frontier Communications                                  73,583               643,115
                                                                      ---------------
Total                                                                       4,528,644
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.4%)
Entergy                                                  24,032             1,997,780
Exelon                                                  161,877             9,001,981
FirstEnergy                                             137,526             6,681,013
Hawaiian Electric Inds                                   15,923               352,535
Portland General Electric                                15,469               301,181
                                                                      ---------------
Total                                                                      18,334,490
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
American Superconductor                                   4,983(b)             81,273
Emerson Electric                                         75,872             2,777,674
Encore Wire                                               6,973               132,208
Energy Conversion Devices                                10,787(b)            271,940
                                                                      ---------------
Total                                                                       3,263,095
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Anixter Intl                                              6,787(b)            204,424
Arrow Electronics                                        28,895(b)            544,382
Avnet                                                    27,372(b)            498,444
Benchmark Electronics                                    39,760(b)            507,735
Ingram Micro Cl A                                        44,001(b)            589,173
Insight Enterprises                                      30,972(b)            213,707
Jabil Circuit                                           204,278             1,378,878
Methode Electronics                                      15,895               107,132
Plexus                                                    7,354(b)            124,650
SYNNEX                                                   11,245(b)            127,406
                                                                      ---------------
Total                                                                       4,295,931
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes                                             52,170             1,673,092
BASiC Energy Services                                    25,403(b)            331,255
BJ Services                                             125,021             1,458,995
Bronco Drilling                                           7,873(b)             50,860
Complete Production Services                             14,615(b)            119,112
ENSCO Intl                                               72,075             2,046,209
GulfMark Offshore                                         6,113(b)            145,428
Halliburton                                             303,172             5,511,666
Helmerich & Payne                                        10,096               229,684
Lufkin Inds                                               4,326               149,247
Nabors Inds                                             198,836(b,c)        2,380,067
Newpark Resources                                        19,191(b)             71,007
Noble                                                    77,230             1,706,011
Oil States Intl                                           4,799(b)             89,693
Parker Drilling                                          72,322(b)            209,734
Patterson-UTI Energy                                     20,754               238,879
Pioneer Drilling                                         19,388(b)            107,991
Rowan Companies                                          48,600               772,740
RPC                                                       7,849                76,606
Smith Intl                                               24,930               570,648
Tidewater                                                 4,274               172,114
Unit                                                      4,898(b)            130,875
Weatherford Intl                                        320,713(b)          3,470,115
                                                                      ---------------
Total                                                                      21,712,028
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (5.8%)
Casey's General Stores                                    5,792               131,884
Costco Wholesale                                         18,896(f)            992,040
Ingles Markets Cl A                                       8,288               145,786
Nash Finch                                                2,804               125,872
Pantry                                                    5,646(b)            121,107
SUPERVALU                                                79,879             1,166,233
Walgreen                                                132,647(f)          3,272,401
Wal-Mart Stores                                       1,262,970            70,802,098
Winn-Dixie Stores                                        21,456(b)            345,442
                                                                      ---------------
Total                                                                      77,102,863
-------------------------------------------------------------------------------------


FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland                                   36,670             1,057,196
Cal-Maine Foods                                           5,498               157,793
Campbell Soup                                             8,701               261,117
Darling Intl                                             29,946(b)            164,404
Dean Foods                                               48,826(b,f)          877,403
Diamond Foods                                             3,586                72,258
Flowers Foods                                            18,230               444,083
Fresh Del Monte Produce                                   7,894(b,c)          176,983
General Mills                                           221,779            13,473,073
Hershey                                                   9,651               335,276
Imperial Sugar                                            4,108                58,909
JM Smucker                                               17,602               763,223
Lance                                                     3,303                75,771
Ralcorp Holdings                                          8,219(b)            479,990
Sanderson Farms                                           4,089               141,316
Sara Lee                                                342,160             3,349,746
TreeHouse Foods                                           4,580(b)            124,759
Tyson Foods Cl A                                        103,736               908,727
                                                                      ---------------
Total                                                                      22,922,027
-------------------------------------------------------------------------------------


GAS UTILITIES (0.2%)
Atmos Energy                                              7,144               169,313
Laclede Group                                             4,805               225,066
New Jersey Resources                                     11,011               433,283
Nicor                                                    17,869               620,769
Piedmont Natural Gas                                     10,733               339,914
Questar                                                  39,934             1,305,442
                                                                      ---------------
Total                                                                       3,093,787
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Becton Dickinson & Co                                    51,457             3,519,143
Conmed                                                    2,720(b)             65,117
CryoLife                                                  9,376(b)             91,041
Cyberonics                                                5,686(b)             94,217
Greatbatch                                                4,687(b)            124,018
Natus Medical                                             4,630(b)             59,959
St. Jude Medical                                         17,707(b)            583,623
STERIS                                                   17,177               410,359
Thoratec                                                 11,994(b)            389,685
Volcano                                                  10,391(b)            155,865
ZOLL Medical                                              6,733(b)            127,186
                                                                      ---------------
Total                                                                       5,620,213
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.8%)
Almost Family                                             2,394(b)            107,682
AMERIGROUP                                               16,634(b)            491,036


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  229

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Cardinal Health                                          51,414(f)         $1,772,241
CIGNA                                                   242,403             4,084,490
Coventry Health Care                                      8,888(b)            132,253
Gentiva Health Services                                   4,454(b)            130,324
HealthSpring                                             29,129(b)            581,706
Kindred Healthcare                                       29,045(b)            378,166
Landauer                                                  1,362                99,835
LHC Group                                                 1,427(b)             51,372
Magellan Health Services                                 11,487(b)            449,831
Molina Healthcare                                        10,351(b)            182,281
Omnicare                                                  4,945               137,273
Quest Diagnostics                                        29,579(f)          1,535,446
Tenet Healthcare                                        331,826(b)            381,600
UnitedHealth Group                                       26,523               705,512
Universal American Financial                             12,166(b)            107,304
Universal Health Services Cl B                            2,317                87,050
                                                                      ---------------
Total                                                                      11,415,402
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (0.1%)
Darden Restaurants                                       15,379               433,380
Intl Game Technology                                     47,245               561,743
Panera Bread Cl A                                         1,621(b)             84,681
Starwood Hotels & Resorts Worldwide                      12,982               232,378
Wyndham Worldwide                                        92,220               604,041
                                                                      ---------------
Total                                                                       1,916,223
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (0.9%)
American Greetings Cl A                                  13,810               104,542
Black & Decker                                           21,537               900,462
Centex                                                   73,185               778,688
DR Horton                                               331,005             2,340,205
Garmin                                                   10,538(c)            202,013
Harman Intl Inds                                         74,711             1,249,915
KB Home                                                  29,637               403,656
Leggett & Platt                                          56,990               865,678
Lennar Cl A                                              73,437               636,699
Natl Presto Inds                                          4,050               311,850
Newell Rubbermaid                                        22,190               217,018
NVR                                                         339(b)            154,669
Pulte Homes                                             111,706             1,220,947
Ryland Group                                              8,084               142,844
Snap-On                                                  34,262             1,349,238
Stanley Works                                             4,714               160,747
Toll Brothers                                             4,218(b)             90,392
Whirlpool                                                31,822             1,315,840
                                                                      ---------------
Total                                                                      12,445,403
-------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                       123,004             8,430,694
Kimberly-Clark                                           46,765             2,466,386
                                                                      ---------------
Total                                                                      10,897,080
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Calpine                                                   5,715(b)             41,605
Constellation Energy Group                               10,914               273,832
Dynegy Cl A                                             255,229(b)            510,458
                                                                      ---------------
Total                                                                         825,895
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                      118,900             6,841,506
Seaboard                                                    227               271,038
Textron                                                  50,276               697,328
Tredegar                                                  7,816               142,095
Tyco Intl                                               439,729(c)          9,498,146
                                                                      ---------------
Total                                                                      17,450,113
-------------------------------------------------------------------------------------


INSURANCE (5.3%)
AFLAC                                                    80,569             3,693,283
Allied World Assurance Holdings                           4,701(c)            190,861
Allstate                                                654,882            21,453,933
American Financial Group                                  7,470               170,914
Arch Capital Group                                        3,836(b,c)          268,904
Aspen Insurance Holdings                                 38,281(c)            928,314
Axis Capital Holdings                                    12,561(c)            365,776
Chubb                                                   118,509             6,043,959
Cincinnati Financial                                      8,326               242,037
Employers Holdings                                       21,083               347,870
Everest Re Group                                          4,307(c)            327,935
HCC Insurance Holdings                                   10,025               268,169
IPC Holdings                                             21,177(c)            633,192
Marsh & McLennan Companies                              147,619             3,582,713
Montpelier Re Holdings                                   34,325(c)            576,317
Odyssey Re Holdings                                      11,523               597,007
PartnerRe                                                 4,191(c)            298,693
Platinum Underwriters Holdings                           23,245(c)            838,680
Progressive                                             753,675            11,161,926
RenaissanceRe Holdings                                    5,072(c)            261,512
Travelers Companies                                     372,604            16,841,700
Validus Holdings                                         25,313(c)            662,188
WR Berkley                                               12,349               382,819
Zenith Natl Insurance                                    15,729               496,565
                                                                      ---------------
Total                                                                      70,635,267
-------------------------------------------------------------------------------------


INTERNET & CATALOG RETAIL (--%)
NutriSystem                                              19,841               289,480
Ticketmaster Entertainment                               14,250(b)             91,485
                                                                      ---------------
Total                                                                         380,965
-------------------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES (--%)
Ariba                                                    25,489(b)            183,775
EarthLink                                                17,655(b)            119,348
ModusLink Global Solutions                               34,634(b)            100,092
RealNetworks                                             32,456(b)            114,570
                                                                      ---------------
Total                                                                         517,785
-------------------------------------------------------------------------------------


IT SERVICES (1.4%)
Affiliated Computer Services Cl A                        69,519(b)          3,194,398
Automatic Data Processing                                28,098             1,105,375
Ciber                                                    35,196(b)            169,293
Convergys                                                 7,225(b)             46,312
CSG Systems Intl                                         10,800(b)            188,676
Integral Systems                                          8,562(b)            103,172
ManTech Intl Cl A                                        10,374(b)            562,167
MasterCard Cl A                                          43,424             6,206,593
NCI Cl A                                                  4,066(b)            122,509
Perot Systems Cl A                                       13,612(b)            186,076
SAIC                                                     26,004(b)            506,558
Total System Services                                    11,825               165,550
Visa Cl A                                                18,723               982,021
Western Union                                           356,898             5,117,917
                                                                      ---------------
Total                                                                      18,656,617
-------------------------------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                                53,932               227,054
Eastman Kodak                                           140,627               925,326
Hasbro                                                   64,551             1,882,953
JAKKS Pacific                                            19,520(b)            402,698
Mattel                                                  138,818             2,221,087
                                                                      ---------------
Total                                                                       5,659,118
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
Illumina                                                  3,047(b)             79,374
Luminex                                                   9,871(b)            210,845
PerkinElmer                                              68,678               955,311
Techne                                                      889                57,358
                                                                      ---------------
Total                                                                       1,302,888
-------------------------------------------------------------------------------------


MACHINERY (1.3%)
Badger Meter                                              1,961                56,908
Cummins                                                  28,233               754,668
Deere & Co                                               50,342             1,929,105
Dover                                                    42,251             1,390,903
Eaton                                                    52,239             2,596,801
Flowserve                                                27,774             1,430,361
Force Protection                                         24,950(b)            149,201
FreightCar America                                        3,527                64,438
Gardner Denver                                            9,467(b)            220,960
Gorman-Rupp                                               3,992               124,231
Illinois Tool Works                                      84,392             2,957,940
Ingersoll-Rand Cl A                                     100,110(c)          1,736,909
Joy Global                                                8,532               195,297
Manitowoc                                               147,337             1,275,938
Mueller Inds                                             24,979               626,473
NACCO Inds Cl A                                           4,002               149,715
Nordson                                                   6,797               219,475


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
230  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Pall                                                     26,963              $766,558
SPX                                                       5,316               215,564
Terex                                                    12,693(b)            219,843
Wabtec                                                   13,800               548,550
                                                                      ---------------
Total                                                                      17,629,838
-------------------------------------------------------------------------------------


MEDIA (3.7%)
CBS Cl B                                                629,675             5,157,038
Comcast Cl A                                            656,363            11,079,407
DreamWorks Animation SKG Cl A                             2,348(b)             59,310
Gannett                                                 422,538             3,380,304
Marvel Entertainment                                      9,303(b)            286,067
Meredith                                                 47,356               810,735
New York Times Cl A                                     145,980             1,070,033
News Corp Cl A                                          154,903             1,408,068
Sirius XM Radio                                      18,324,205(b)          2,198,905
Time Warner Cable Cl A                                   59,270(b)          1,271,342
Virgin Media                                          4,724,379(e)         23,574,652
WorldSpace Cl A                                         146,291(b)              1,390
                                                                      ---------------
Total                                                                      50,297,251
-------------------------------------------------------------------------------------


METALS & MINING (1.4%)
AK Steel Holding                                         74,980               698,814
Alcoa                                                    26,304               296,183
AM Castle & Co                                           12,753               138,115
Cliffs Natural Resources                                 20,278               519,320
Compass Minerals Intl                                     6,160               361,346
Freeport-McMoRan Copper & Gold                           23,039               563,073
Kaiser Aluminum                                           3,984                89,720
Newmont Mining                                           56,668             2,306,399
Nucor                                                   201,312             9,300,613
Olympic Steel                                             7,466               152,082
Reliance Steel & Aluminum                                14,468               288,492
Timminco                                                277,094(b,c)          804,790
United States Steel                                      78,219             2,909,747
                                                                      ---------------
Total                                                                      18,428,694
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.6%)
Big Lots                                                 44,877(b)            650,268
Dillard's Cl A                                           25,663               101,882
Dollar Tree                                               5,482(b)            229,148
Family Dollar Stores                                     97,356             2,538,071
Fred's Cl A                                              15,962               171,751
JC Penney                                                15,380(f)            302,986
Kohl's                                                   66,522(b)          2,408,096
Macy's                                                   44,703               462,676
Nordstrom                                                45,125               600,614
Sears Holdings                                            5,939(b)            230,849
                                                                      ---------------
Total                                                                       7,696,341
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.3%)
MDU Resources Group                                      12,976               280,022
TECO Energy                                              65,747               811,975
Vectren                                                   4,803               120,123
Wisconsin Energy                                         28,437             1,193,786
Xcel Energy                                              55,895(f)          1,036,852
                                                                      ---------------
Total                                                                       3,442,758
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (14.0%)
Apache                                                  121,793             9,077,232
Arena Resources                                           2,710(b)             76,124
Bill Barrett                                              2,619(b)             55,339
BPZ Resources                                            11,395(b)             72,928
Cabot Oil & Gas                                          77,666             2,019,316
Carrizo Oil & Gas                                         3,676(b)             59,184
Chesapeake Energy                                       312,219             5,048,581
Chevron                                                 757,889            56,061,048
Cimarex Energy                                            8,434               225,863
Clayton Williams Energy                                   2,497(b)            113,464
Comstock Resources                                       10,907(b)            515,356
ConocoPhillips                                          241,907            12,530,783
CONSOL Energy                                           116,863             3,339,945
Contango Oil & Gas                                        2,498(b)            140,637
EOG Resources                                           121,784             8,108,379
EXCO Resources                                           28,389(b)            257,204
Exxon Mobil                                             342,368            27,331,236
Frontier Oil                                             10,566               133,449
Frontline                                                 3,133(c)             92,768
GMX Resources                                             3,174(b)             80,366
Goodrich Petroleum                                        5,401(b)            161,760
Gran Tierra Energy                                       42,059(b,c)          117,765
Hess                                                    138,544             7,431,500
Intl Coal Group                                          24,183(b)             55,621
James River Coal                                          8,123(b)            124,526
Marathon Oil                                            244,383             6,686,319
Massey Energy                                            50,654               698,519
McMoRan Exploration                                      21,803(b)            213,669
Murphy Oil                                               71,348             3,164,284
Newfield Exploration                                      4,976(b)             98,276
Noble Energy                                            106,477             5,240,798
Occidental Petroleum                                    118,253             7,093,997
Peabody Energy                                          162,891             3,705,770
Penn Virginia                                             7,908               205,450
Petrohawk Energy                                          8,996(b)            140,607
PetroQuest Energy                                        11,801(b)             79,775
Pioneer Natural Resources                                78,239             1,265,907
Plains Exploration & Production                           5,166(b)            120,058
Range Resources                                          75,920             2,610,889
Rosetta Resources                                        20,746(b)            146,882
Southwestern Energy                                     262,165(b)          7,594,920
Spectra Energy                                          297,605             4,684,303
St. Mary Land & Exploration                               6,456               131,121
Stone Energy                                             10,729(b)            118,234
Sunoco                                                   35,070             1,524,142
Swift Energy                                             22,177(b)            372,795
Tesoro                                                   80,412             1,059,026
USEC                                                     37,582(b)            168,743
VAALCO Energy                                            22,317(b)            166,038
Valero Energy                                           111,881             2,421,105
Western Refining                                          6,942                53,870
World Fuel Services                                       3,588               132,756
XTO Energy                                              133,606             4,712,284
                                                                      ---------------
Total                                                                     187,840,911
-------------------------------------------------------------------------------------


PAPER & FOREST PRODUCTS (--%)
Wausau Paper                                             14,147               161,842
-------------------------------------------------------------------------------------


PERSONAL PRODUCTS (0.2%)
Estee Lauder Companies Cl A                              68,491             2,120,481
-------------------------------------------------------------------------------------


PHARMACEUTICALS (13.2%)
Abbott Laboratories                                      66,896             3,570,240
Eli Lilly & Co                                          209,334             8,429,880
Forest Laboratories                                     256,492(b)          6,532,851
Johnson & Johnson                                       895,436            53,573,936
King Pharmaceuticals                                    498,325(b)          5,292,212
Merck & Co                                              474,879            14,436,322
Mylan                                                    67,543(b)            668,000
Par Pharmaceutical Companies                              9,514(b)            127,583
Pfizer                                                4,139,756            73,315,078
Schering-Plough                                         235,939             4,018,041
Valeant Pharmaceuticals Intl                             15,354(b)            351,607
ViroPharma                                               38,297(b)            498,627
VIVUS                                                    10,397(b)             55,312
Watson Pharmaceuticals                                   25,567(b)            679,315
Wyeth                                                   146,016             5,477,060
                                                                      ---------------
Total                                                                     177,026,064
-------------------------------------------------------------------------------------


PROFESSIONAL SERVICES (0.1%)
Administaff                                               7,451               161,538
Heidrick & Struggles Intl                                 7,331               157,910
Kelly Services Cl A                                      15,660               203,737
Korn/Ferry Intl                                          10,502(b)            119,933
Manpower                                                  7,794               264,917
Navigant Consulting                                       6,497(b)            103,107
TrueBlue                                                 23,950(b)            229,202
                                                                      ---------------
Total                                                                       1,240,344
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
American Campus Communities                               5,508               112,804
Anworth Mtge Asset                                       19,392               124,691
BRE Properties Cl A                                       2,260                63,235
Capstead Mtge                                            11,095               119,493
Digital Realty Trust                                      2,318                76,146
Equity Residential                                       84,464             2,518,715
Health Care REIT                                          3,741               157,870
Liberty Property Trust                                    5,932               135,428
United Dominion Realty Trust                              5,988                82,575


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  231

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Ventas                                                    3,686              $123,739
                                                                      ---------------
Total                                                                       3,514,696
-------------------------------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Avatar Holdings                                           4,217(b)            111,834
St. Joe                                                   4,358(b)            105,987
                                                                      ---------------
Total                                                                         217,821
-------------------------------------------------------------------------------------


ROAD & RAIL (4.9%)
Arkansas Best                                            16,134               485,795
Burlington Northern Santa Fe                            235,846            17,855,901
Con-way                                                   2,473                65,782
CSX                                                     407,710            13,238,344
Genesee & Wyoming Cl A                                    5,152(b)            157,136
Kansas City Southern                                      4,285(b)             81,629
Norfolk Southern                                        247,503            11,645,016
Old Dominion Freight Line                                 4,874(b)            138,714
Ryder System                                             46,815             1,815,486
Saia                                                     12,798(b)            138,986
Union Pacific                                           425,213            20,325,181
Werner Enterprises                                        8,708               150,997
YRC Worldwide                                            15,552(b)             44,634
                                                                      ---------------
Total                                                                      66,143,601
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Altera                                                  154,635             2,583,951
Amkor Technology                                         68,367(b)            149,040
Atmel                                                    20,678(b)             64,722
Infineon Technologies                                   438,198(b,c)          586,866
Infineon Technologies ADR                               333,527(b,c)          466,938
Intel                                                   702,211            10,294,412
Lam Research                                             17,899(b)            380,891
Linear Technology                                       111,786             2,472,706
LSI                                                     222,527(b)            732,114
MEMC Electronic Materials                                41,032(b)            585,937
Microchip Technology                                     66,595             1,300,600
MKS Instruments                                          14,129(b)            208,968
Natl Semiconductor                                       62,872               633,121
NVIDIA                                                   11,880(b)             95,872
OmniVision Technologies                                  19,638(b)            103,100
Sigma Designs                                            12,679(b)            120,451
Silicon Image                                            38,455(b)            161,511
Spansion Cl A                                         1,337,822(b)            253,250
Teradyne                                                 18,491(b)             78,032
Xilinx                                                  190,973             3,403,138
Zoran                                                    16,155(b)            110,339
                                                                      ---------------
Total                                                                      24,785,959
-------------------------------------------------------------------------------------


SOFTWARE (2.6%)
BMC Software                                             70,057(b)          1,885,234
Compuware                                               131,485(b)            887,524
Microsoft                                             1,189,769            23,129,109
Oracle                                                  360,793(b)          6,396,860
Quality Systems                                           3,958               172,648
Red Hat                                                   6,705(b)             88,640
Salesforce.com                                           50,935(b)          1,630,429
Take-Two Interactive Software                             9,855                74,504
TeleCommunication Systems Cl A                           14,973(b)            128,618
                                                                      ---------------
Total                                                                      34,393,566
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (4.6%)
Aaron Rents                                              12,044               320,611
Abercrombie & Fitch Cl A                                 65,660             1,514,776
Advance Auto Parts                                        2,940                98,931
Aeropostale                                              17,706(b)            285,067
American Eagle Outfitters                                 8,068                75,516
Asbury Automotive Group                                  29,538               134,989
AutoNation                                              116,827(b)          1,154,251
AutoZone                                                 13,193(b)          1,840,028
Barnes & Noble                                            9,971               149,565
Bed Bath & Beyond                                       106,649(b)          2,711,018
Best Buy                                                 68,385             1,922,302
Blockbuster Cl A                                        126,108(b)            155,743
Brown Shoe                                               24,814               210,175
Cato Cl A                                                13,141               198,429
Children's Place Retail Stores                           10,738(b)            232,800
Citi Trends                                               3,599(b)             52,977
Collective Brands                                        23,408(b)            274,342
Dress Barn                                               26,331(b)            282,795
Finish Line Cl A                                         24,856               139,194
Foot Locker                                              42,291               310,416
Gap                                                     210,418             2,817,497
Group 1 Automotive                                       16,525               177,974
Home Depot                                            1,311,487            30,190,430
Hot Topic                                                23,926(b)            221,794
Jo-Ann Stores                                             9,150(b)            141,734
Jos A Bank Clothiers                                      7,870(b)            205,801
Limited Brands                                           75,654               759,566
Lowe's Companies                                        410,252             8,828,622
Men's Wearhouse                                          26,091               353,272
Office Depot                                            273,159(b)            814,014
PetSmart                                                  6,040               111,438
RadioShack                                               93,188             1,112,665
Rent-A-Center                                            24,878(b)            439,097
Ross Stores                                               8,827               262,427
Sherwin-Williams                                         25,037             1,495,961
Stage Stores                                             27,309               225,299
Staples                                                  54,919               984,148
Tiffany & Co                                             27,910               659,513
Urban Outfitters                                          5,316(b)             79,634
Wet Seal Cl A                                            60,434(b)            179,489
                                                                      ---------------
Total                                                                      62,124,300
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Carter's                                                 10,059(b)            193,736
Coach                                                   175,452(b)          3,644,139
Jones Apparel Group                                      78,507               460,051
Liz Claiborne                                           138,685               360,581
Nike Cl B                                                43,389             2,212,839
Polo Ralph Lauren                                        14,820               672,976
Skechers USA Cl A                                        11,691(b)            149,879
Steven Madden                                             8,139(b)            173,523
VF                                                       35,931             1,967,941
                                                                      ---------------
Total                                                                       9,835,665
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.3%)
Capitol Federal Financial                                 1,326                60,466
First Niagara Financial Group                            17,326               280,161
Freddie Mac                                              61,112                43,396
Hudson City Bancorp                                     205,173             3,274,562
Ocwen Financial                                          16,452(b)            151,029
People's United Financial                                14,811               264,080
Trustco Bank NY                                          11,532               109,669
United Financial Bancorp                                  8,410               127,327
                                                                      ---------------
Total                                                                       4,310,690
-------------------------------------------------------------------------------------


TOBACCO (0.1%)
UST                                                      25,590             1,775,434
-------------------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.3%)
Beacon Roofing Supply                                    13,153(b)            182,564
Fastenal                                                 40,643             1,416,409
GATX                                                      2,199                68,103
Rush Enterprises Cl A                                    13,301(b)            113,990
Watsco                                                    4,729               181,594
WESCO Intl                                               11,453(b)            220,241
WW Grainger                                              20,347             1,604,156
                                                                      ---------------
Total                                                                       3,787,057
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel                                           702,140(b)          1,284,916
USA Mobility                                             17,943(b)            207,601
                                                                      ---------------
Total                                                                       1,492,517
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,620,811,969)                                                 $1,334,105,720
-------------------------------------------------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(g)
Telefonica(g)
Vodafone Group ADR(g)           108,070        $100        Jan. 2009              $11
-------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $421,473)                                                                  $11
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
232  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

MONEY MARKET FUND (1.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              13,332,828(h)        $13,332,828
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $13,332,828)                                                       $13,332,828
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,634,566,270)                                                 $1,347,438,559
-------------------------------------------------------------------------------------




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                NUMBER OF                                           UNREALIZED
                                                CONTRACTS         NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                          LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Russell 2000 Mini Index                            89            $4,393,930       March 2009         $407,402
S&P 500 Index                                      33             7,425,825       March 2009          211,499
----------------------------------------------------------------------------------------------------------------
Total                                                                                                $618,901
----------------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $1,140,528 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES                  COST
-------------------------------------------------------------------------------------------------
Apollo Management LP*                                     08-02-07 thru 09-30-08      $16,395,697
Virgin Media                                              06-13-06 thru 08-06-08       90,701,137


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2008, investments in securities included securities valued at $4,754,363 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(g) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(h) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  233

RiverSource VP - Large Cap Equity Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                              -----------------------------------------------------------------
                                                   LEVEL 1          LEVEL 2
                                                QUOTED PRICES        OTHER          LEVEL 3
                                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS       INPUTS         INPUTS            TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                      $1,346,851,683       $586,876          $--        $1,347,438,559
Other financial instruments*                          618,901             --           --               618,901

---------------------------------------------------------------------------------------------------------------
Total                                          $1,347,470,584       $586,876          $--        $1,348,057,460
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
234  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (100.2%)
ISSUER                   SHARES    VALUE(a)
AEROSPACE & DEFENSE (6.1%)
Honeywell Intl             9,267   $304,236
United Technologies        5,420    290,512
                            ---------------
Total                               594,748
-------------------------------------------


CAPITAL MARKETS (5.2%)
Bank of New York
 Mellon                    9,109    258,058
Morgan Stanley            15,569    249,727
                            ---------------
Total                               507,785
-------------------------------------------


CHEMICALS (5.1%)
EI du Pont de Nemours
 & Co                      7,698    194,759
Praxair                    5,000    296,800
                            ---------------
Total                               491,559
-------------------------------------------


COMMERCIAL BANKS (3.6%)
US Bancorp                14,000    350,140
-------------------------------------------


COMMUNICATIONS EQUIPMENT (2.9%)
Juniper Networks          16,000(b) 280,160
-------------------------------------------


COMPUTERS & PERIPHERALS (1.6%)
Seagate Technology        35,000(c) 155,050
-------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (5.1%)
Apollo Management LP   3,600(d,e)     5,400
Bank of America           15,766    221,985
JPMorgan Chase & Co        8,624    271,915
                            ---------------
Total                               499,300
-------------------------------------------


FOOD & STAPLES RETAILING (3.0%)
Costco Wholesale           5,500    288,750
-------------------------------------------


FOOD PRODUCTS (5.2%)
Kraft Foods Cl A          10,568    283,751
Tyson Foods Cl A          25,000    219,000
                            ---------------
Total                               502,751
-------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (6.7%)
Baxter Intl                8,000    428,720
Medtronic                  7,000    219,940
                            ---------------
Total                               648,660
-------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.3%)
Humana                     8,714(b) 324,858
-------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS (1.4%)
AES                       17,000(b) 140,080
-------------------------------------------


INSURANCE (14.8%)
MetLife                   11,048    385,133
Prudential Financial      10,110    305,929
Travelers Companies        7,500    339,000
Unum Group                22,000    409,200
                            ---------------
Total                             1,439,262
-------------------------------------------


MACHINERY (3.2%)
Caterpillar                7,057    315,236
-------------------------------------------


MEDIA (0.2%)
Virgin Media               3,616(e)  18,044
-------------------------------------------


MULTILINE RETAIL (2.4%)
JC Penney                 11,658    229,663
-------------------------------------------


OIL, GAS & CONSUMABLE FUELS (10.7%)
Chevron                    5,108    377,839
Marathon Oil               8,926    244,215
Valero Energy             10,000    216,400
Williams Companies        14,000    202,720
                            ---------------
Total                             1,041,174
-------------------------------------------


PHARMACEUTICALS (4.5%)
Bristol-Myers Squibb      18,807    437,263
-------------------------------------------


ROAD & RAIL (4.0%)
CSX                        6,000    194,820
Union Pacific              4,000    191,200
                            ---------------
Total                               386,020
-------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (--%)
Spansion Cl A              5,036(b)     953
-------------------------------------------


SPECIALTY RETAIL (6.2%)
Gap                       20,694    277,093
Lowe's Companies          15,188    326,845
                            ---------------
Total                               603,938
-------------------------------------------


TOBACCO (5.0%)
Altria Group              12,997    195,735
Philip Morris Intl         6,662    289,863
                            ---------------
Total                               485,598
-------------------------------------------
TOTAL COMMON STOCKS
(Cost: $10,203,069)              $9,740,992
-------------------------------------------



MONEY MARKET FUND (0.3%)
                         SHARES    VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                    27,040(f) $27,040
-------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,040)                     $27,040
-------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $10,230,109)              $9,768,032
-------------------------------------------







                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  235

RiverSource VP - Large Cap Value Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $5,400 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                  ACQUISITION
SECURITY                                                             DATES                COST
-----------------------------------------------------------------------------------------------
Apollo Management LP*                                       08-02-07 thru 01-16-08      $76,924
Virgin Media                                                03-12-07 thru 04-10-08       56,611


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                             -------------------------------------------------------------------
                                                  LEVEL 1            LEVEL 2
                                               QUOTED PRICES          OTHER            LEVEL 3
                                                 IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                                MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                  IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
----------------------------------------------------------------------------------------------------------------
Investments in securities                       $9,768,032             $--               $--          $9,768,032






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
236  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Growth Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (96.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Precision Castparts                                     11,761               $699,544
-------------------------------------------------------------------------------------


BEVERAGES (0.6%)
Pepsi Bottling Group                                    73,101              1,645,504
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (5.5%)
BioMarin Pharmaceutical                                111,838(b)           1,990,716
Celera                                                 507,481(b)           5,648,264
Cepheid                                                 68,591(b)             711,975
Genzyme                                                 62,258(b)           4,132,063
OSI Pharmaceuticals                                     42,397(b)           1,655,603
                                                                      ---------------
Total                                                                      14,138,621
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.5%)
Northern Trust                                           9,706                506,071
TD Ameritrade Holding                                  236,293(b)           3,367,175
                                                                      ---------------
Total                                                                       3,873,246
-------------------------------------------------------------------------------------


CHEMICALS (0.5%)
Potash Corp of Saskatchewan                              8,786(c)             643,311
Zoltek Companies                                        84,663(b)             761,120
                                                                      ---------------
Total                                                                       1,404,431
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (2.2%)
TCF Financial                                          268,464              3,667,219
Zions Bancorporation                                    84,046              2,059,967
                                                                      ---------------
Total                                                                       5,727,186
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (6.4%)
Brocade Communications Systems                         329,219(b)             921,813
Ciena                                                1,212,613(b)           8,124,508
F5 Networks                                             16,892(b)             386,151
Juniper Networks                                       179,827(b)           3,148,771
ORBCOMM                                                169,607(b)             366,351
Riverbed Technology                                    290,796(b)           3,312,166
                                                                      ---------------
Total                                                                      16,259,760
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (2.0%)
Data Domain                                             51,301(b)             964,459
NetApp                                                  42,366(b)             591,853
Seagate Technology                                      81,515(c)             361,111
Sun Microsystems                                       861,676(b)           3,291,603
                                                                      ---------------
Total                                                                       5,209,026
-------------------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING (3.4%)
Chicago Bridge & Iron                                   91,265(c)             917,213
Fluor                                                   47,355              2,124,819
Foster Wheeler                                          59,043(b)           1,380,425
Quanta Services                                        218,010(b)           4,316,598
                                                                      ---------------
Total                                                                       8,739,055
-------------------------------------------------------------------------------------


CONSTRUCTION MATERIALS (0.7%)
Martin Marietta Materials                               18,867              1,831,608
-------------------------------------------------------------------------------------


CONSUMER FINANCE (0.2%)
First Marblehead                                       454,536(b)             581,806
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.5%)
LKQ                                                    112,122(b)           1,307,343
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
Strayer Education                                        2,315                496,359
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
FairPoint Communications                               734,052              2,407,691
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (10.4%)
Canadian Solar                                          46,328(b,c)           299,279
Energy Conversion Devices                               86,304(b)           2,175,724
Evergreen Solar                                        837,629(b)           2,672,037
First Solar                                             23,115(b)           3,188,945
FuelCell Energy                                        157,577(b)             611,399
General Cable                                          400,274(b)           7,080,846
Hubbell Cl B                                           170,546              5,573,443
JA Solar Holdings ADR                                  242,322(b,c)         1,058,947
Real Goods Solar Cl A                                  278,692(b)           1,017,226
SunPower Cl A                                           19,216(b)             710,992
Suntech Power Holdings ADR                              32,834(b,c)           384,158
Yingli Green Energy Holding ADR                        275,892(b,c)         1,682,941
                                                                      ---------------
Total                                                                      26,455,937
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (2.4%)
BJ Services                                            189,827              2,215,281
ENSCO Intl                                              62,118              1,763,530
Natl Oilwell Varco                                      37,615(b)             919,311
Noble                                                   30,383                671,160
Smith Intl                                              22,494                514,888
                                                                      ---------------
Total                                                                       6,084,170
-------------------------------------------------------------------------------------


FOOD PRODUCTS (0.3%)
Dean Foods                                              46,009(b)             826,782
-------------------------------------------------------------------------------------


GAS UTILITIES (0.4%)
Questar                                                 33,388              1,091,454
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (4.3%)
Hologic                                                168,546(b)           2,202,896
St. Jude Medical                                       214,195(b)           7,059,868
Varian Medical Systems                                  52,611(b)           1,843,489
                                                                      ---------------
Total                                                                      11,106,253
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.8%)
AmerisourceBergen                                       49,420              1,762,317
Community Health Systems                                64,711(b)             943,486
Coventry Health Care                                    49,364(b)             734,536
Express Scripts                                         29,197(b)           1,605,251
Health Net                                              86,533(b)             942,344
Omnicare                                                72,732              2,019,041
Pediatrix Medical Group                                 57,158(b)           1,811,909
                                                                      ---------------
Total                                                                       9,818,884
-------------------------------------------------------------------------------------


HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                  32,689(b)           1,256,892
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.2%)
Brinker Intl                                            45,428                478,811
Chipotle Mexican Grill Cl A                              8,426(b)             522,243
Darden Restaurants                                      28,152                793,324
Pinnacle Entertainment                                  73,469(b)             564,242
Starwood Hotels & Resorts Worldwide                     42,382                758,638
                                                                      ---------------
Total                                                                       3,117,258
-------------------------------------------------------------------------------------


HOUSEHOLD DURABLES (1.1%)
Centex                                                  84,278                896,718
KB Home                                                 68,021                926,446
Lennar Cl A                                            103,522                897,536
                                                                      ---------------
Total                                                                       2,720,700
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
Ormat Technologies                                      49,924              1,591,078
-------------------------------------------------------------------------------------


INSURANCE (0.3%)
XL Capital Cl A                                        214,295(c)             792,892
-------------------------------------------------------------------------------------


INTERNET & CATALOG RETAIL (0.7%)
Orbitz Worldwide                                       450,651(b)           1,748,526
-------------------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES (7.1%)
Akamai Technologies                                    570,050(b)           8,602,055
VistaPrint                                             511,217(b,c)         9,513,748
                                                                      ---------------
Total                                                                      18,115,803
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.9%)
Illumina                                                24,000(b)             625,200
Techne                                                  26,451              1,706,619
                                                                      ---------------
Total                                                                       2,331,819
-------------------------------------------------------------------------------------


MACHINERY (0.2%)
Joy Global                                              18,510                423,694
-------------------------------------------------------------------------------------


MARINE (0.2%)
Genco Shipping & Trading                                42,324                626,395
-------------------------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  237

RiverSource VP - Mid Cap Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)


MEDIA (0.1%)
Sirius XM Radio                                      2,661,958(b)            $319,435
-------------------------------------------------------------------------------------


METALS & MINING (1.8%)
AK Steel Holding                                        92,104                858,409
Allegheny Technologies                                  39,342              1,004,401
Cliffs Natural Resources                                18,273                467,972
Freeport-McMoRan Copper & Gold                          92,632              2,263,926
                                                                      ---------------
Total                                                                       4,594,708
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.4%)
JC Penney                                               28,735                566,079
Nordstrom                                               38,673                514,738
                                                                      ---------------
Total                                                                       1,080,817
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (8.4%)
Arch Coal                                               23,352                380,404
Chesapeake Energy                                       55,771                901,817
CONSOL Energy                                           41,519              1,186,613
Denbury Resources                                      100,806(b)           1,100,802
El Paso                                                248,256              1,943,844
Frontier Oil                                           206,551              2,608,739
Murphy Oil                                              22,168                983,151
Newfield Exploration                                   106,001(b)           2,093,520
Petrohawk Energy                                        50,277(b)             785,830
Southwestern Energy                                     76,229(b)           2,208,354
Tesoro                                                 335,617              4,420,076
Williams Companies                                     149,984              2,171,768
XTO Energy                                              15,961                562,944
                                                                      ---------------
Total                                                                      21,347,862
-------------------------------------------------------------------------------------


PHARMACEUTICALS (3.7%)
Mylan                                                  577,722(b)           5,713,670
Shire ADR                                               85,828(c)           3,843,378
                                                                      ---------------
Total                                                                       9,557,048
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.6%)
Altera                                                 122,257              2,042,914
ASML Holding                                            97,468(c)           1,761,247
Broadcom Cl A                                          127,577(b)           2,164,982
FormFactor                                             150,548(b)           2,198,001
MEMC Electronic Materials                               31,050(b)             443,394
NVIDIA                                                  99,781(b)             805,233
PMC-Sierra                                           1,938,884(b)           9,422,976
ReneSola ADR                                            93,352(b,c)           411,682
                                                                      ---------------
Total                                                                      19,250,429
-------------------------------------------------------------------------------------


SOFTWARE (10.1%)
Citrix Systems                                         185,013(b)           4,360,756
CommVault Systems                                       41,677(b)             558,889
Informatica                                            307,675(b)           4,224,378
Intuit                                                  48,492(b)           1,153,625
Novell                                                 267,810(b)           1,041,781
Quest Software                                          92,800(b)           1,168,352
TIBCO Software                                       2,229,590(b)          11,571,571
VMware Cl A                                             64,121(b)           1,519,026
                                                                      ---------------
Total                                                                      25,598,378
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (2.5%)
American Eagle Outfitters                               51,143                478,698
GameStop Cl A                                          112,017(b)           2,426,288
Jos A Bank Clothiers                                    43,814(b)           1,145,736
Limited Brands                                          42,226                423,949
TJX Companies                                           61,691              1,268,984
Urban Outfitters                                        44,369(b)             664,648
                                                                      ---------------
Total                                                                       6,408,303
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.5%)
lululemon athletica                                    167,026(b,c)         1,324,516
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (1.4%)
MGIC Investment                                        568,034              1,976,758
Radian Group                                           436,370              1,605,842
                                                                      ---------------
Total                                                                       3,582,600
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.7%)
American Tower Cl A                                     28,338(b)             830,870
NII Holdings                                            46,040(b)             837,007
                                                                      ---------------
Total                                                                       1,667,877
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $403,275,925)                                                     $247,161,690
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              7,596,718(d)          $7,596,718
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,596,718)                                                         $7,596,718
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $410,872,643)                                                     $254,758,408
-------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.0% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
238  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                         FAIR VALUE AT DEC. 31, 2008
                                               ---------------------------------------------------------------
                                                    LEVEL 1          LEVEL 2
                                                 QUOTED PRICES        OTHER          LEVEL 3
                                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                    IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                        $254,758,408          $--             $--        $254,758,408



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  239

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Value Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (97.5%)
ISSUER                 SHARES         VALUE(a)
AEROSPACE & DEFENSE (1.0%)
Goodrich               68,485       $2,535,315
----------------------------------------------


AIRLINES (3.1%)
AMR                   136,184(b)     1,453,083
Continental Airlines
 Cl B                  65,705(b)     1,186,632
Delta Air Lines       251,137(b)     2,878,031
UAL                    73,470          809,639
US Airways Group      169,736(b)     1,312,059
                               ---------------
Total                                7,639,444
----------------------------------------------


AUTO COMPONENTS (0.1%)
ArvinMeritor           46,403          132,249
----------------------------------------------


CAPITAL MARKETS (0.6%)
Invesco               102,326        1,477,587
----------------------------------------------


CHEMICALS (4.1%)
Eastman Chemical      116,355        3,689,617
Lubrizol               75,763        2,757,016
PPG Inds               87,938        3,731,209
                               ---------------
Total                               10,177,842
----------------------------------------------


COMMERCIAL BANKS (2.0%)
Cullen/Frost Bankers   20,304        1,029,007
Huntington
 Bancshares           141,212        1,081,684
KeyCorp               129,923        1,106,943
M&T Bank               15,387          883,368
Regions Financial     118,483          943,125
                               ---------------
Total                                5,044,127
----------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (1.0%)
Ritchie Bros
 Auctioneers          117,926(c)     2,525,975
----------------------------------------------


CONSTRUCTION & ENGINEERING (2.1%)
Chicago Bridge &
 Iron                  80,840(c)       812,442
Fluor                  27,068        1,214,541
Foster Wheeler         43,270(b)     1,011,653
Insituform
 Technologies Cl A     19,880(b)       391,437
Jacobs Engineering
 Group                 26,589(b)     1,278,930
KBR                    39,093          594,214
                               ---------------
Total                                5,303,217
----------------------------------------------


CONSTRUCTION MATERIALS (0.7%)
CEMEX ADR             194,561(b,c)   1,778,288
----------------------------------------------


DISTRIBUTORS (0.5%)
Genuine Parts          34,439        1,303,861
----------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (1.1%)
Apollo Management LP   30,600(d,e)      45,900
CIT Group             581,166        2,638,494
                               ---------------
Total                                2,684,394
----------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
CenturyTel             65,876        1,800,391
Embarq                 46,356        1,666,962
Qwest Communications
 Intl                 960,717        3,497,010
Windstream            208,356        1,916,875
                               ---------------
Total                                8,881,238
----------------------------------------------


ELECTRIC UTILITIES (2.8%)
Allegheny Energy       92,815        3,142,716
Pepco Holdings        149,678        2,658,281
Pinnacle West
 Capital               35,751        1,148,680
                               ---------------
Total                                6,949,677
----------------------------------------------


ELECTRICAL EQUIPMENT (3.1%)
AO Smith               54,418        1,606,419
Cooper Inds Cl A      158,311        4,627,431
Rockwell Automation    46,453        1,497,645
                               ---------------
Total                                7,731,495
----------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
  (1.6%)
Agilent Technologies  150,874(b)     2,358,160
Celestica             373,398(b,c)   1,721,365
                               ---------------
Total                                4,079,525
----------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.0%)
BJ Services           222,901        2,601,254
Cameron Intl           89,387(b)     1,832,434
Transocean             25,799(b)     1,219,003
Weatherford Intl      174,519(b)     1,888,296
                               ---------------
Total                                7,540,987
----------------------------------------------


FOOD PRODUCTS (--%)
Reddy Ice Holdings     51,326           73,909
----------------------------------------------


GAS UTILITIES (1.3%)
Equitable Resources    37,837        1,269,431
Questar                58,307        1,906,056
                               ---------------
Total                                3,175,487
----------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hospira                44,850(b)     1,202,877
----------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (1.5%)
Humana                 67,836(b)     2,528,926
McKesson               29,260        1,133,240
                               ---------------
Total                                3,662,166
----------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.2%)
Royal Caribbean
 Cruises              207,356        2,851,145
----------------------------------------------


HOUSEHOLD DURABLES (3.9%)
Centex                 51,451          547,439
DR Horton             107,549          760,371
KB Home                39,328          535,647
Mohawk Inds            42,937(b)     1,845,003
Pulte Homes            67,059          732,955
Stanley Works         101,232        3,452,011
Whirlpool              44,170        1,826,430
                               ---------------
Total                                9,699,856
----------------------------------------------


INDUSTRIAL CONGLOMERATES (0.2%)
McDermott Intl         55,404(b)       547,392
----------------------------------------------


INSURANCE (15.1%)
Aon                    94,398        4,312,101
Arch Capital Group     18,674(b,c)   1,309,047
Assurant               86,561        2,596,830
Axis Capital
 Holdings             161,516(c)     4,703,346
Everest Re Group       96,408(c)     7,340,505
Lincoln Natl          146,050        2,751,582
Marsh & McLennan
 Companies             86,893        2,108,893
PartnerRe             107,894(c)     7,689,605
Willis Group
 Holdings             100,305(c)     2,495,588
XL Capital Cl A       511,737(c)     1,893,427
                               ---------------
Total                               37,200,924
----------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.7%)
Hasbro                 63,086        1,840,219
----------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.5%)
Covance                29,442(b)     1,355,215
----------------------------------------------


MACHINERY (5.9%)
AGCO                   55,879(b)     1,318,186
Cummins                39,690        1,060,914
Eaton                 101,019        5,021,653
Ingersoll-Rand Cl A   151,612(c)     2,630,468
Manitowoc             150,390        1,302,377
Parker Hannifin        44,035        1,873,249
Terex                  64,175(b)     1,111,511
                               ---------------
Total                               14,318,358
----------------------------------------------


MEDIA (1.3%)
Natl CineMedia        136,105        1,380,105
Regal Entertainment
 Group Cl A           189,847        1,938,338
                               ---------------
Total                                3,318,443
----------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
240  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                 SHARES         VALUE(a)


METALS & MINING (2.0%)
Freeport-McMoRan
 Copper & Gold         58,030       $1,418,253
Nucor                  57,316        2,648,000
United States Steel    20,376          757,987
                               ---------------
Total                                4,824,240
----------------------------------------------


MULTILINE RETAIL (2.5%)
Family Dollar Stores  168,405        4,390,318
Macy's                161,690        1,673,492
                               ---------------
Total                                6,063,810
----------------------------------------------


MULTI-UTILITIES (3.2%)
DTE Energy             51,374        1,832,511
Sempra Energy          81,036        3,454,564
Wisconsin Energy       63,461        2,664,093
                               ---------------
Total                                7,951,168
----------------------------------------------


OIL, GAS & CONSUMABLE FUELS (6.8%)
Chesapeake Energy      74,271        1,200,962
El Paso               245,256        1,920,354
Enbridge              124,951(c)     4,057,159
Newfield Exploration   99,894(b)     1,972,907
Pioneer Natural
 Resources             91,484        1,480,211
Southwestern Energy    96,727(b)     2,802,181
Sunoco                 36,509        1,586,681
Ultra Petroleum        48,414(b)     1,670,767
                               ---------------
Total                               16,691,222
----------------------------------------------


PHARMACEUTICALS (2.3%)
King Pharmaceuticals  137,212(b)     1,457,191
Mylan                 430,039(b)     4,253,086
                               ---------------
Total                                5,710,277
----------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (3.7%)
AvalonBay
 Communities           31,095        1,883,735
Boston Properties      15,667          861,685
Equity Residential     86,663        2,584,291
General Growth
 Properties           261,761          325,892
Rayonier               75,471        2,366,016
Ventas                 34,202        1,148,161
                               ---------------
Total                                9,169,780
----------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
St. Joe                57,979(b)     1,410,049
----------------------------------------------


ROAD & RAIL (1.9%)
CSX                    77,711        2,523,276
Kansas City Southern  114,252(b)     2,176,501
                               ---------------
Total                                4,699,777
----------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (4.2%)
ASML Holding           74,660(c)     1,349,106
Lam Research           88,035(b)     1,873,385
LSI                   590,357(b)     1,942,275
Maxim Integrated
 Products             161,859        1,848,430
Microchip Technology  112,027        2,187,887
Micron Technology     420,792(b)     1,110,891
                               ---------------
Total                               10,311,974
----------------------------------------------


SOFTWARE (3.1%)
Adobe Systems          56,573(b)     1,204,439
Autodesk               67,716(b)     1,330,619
BMC Software           73,295(b)     1,972,368
McAfee                 94,645(b)     3,271,879
                               ---------------
Total                                7,779,305
----------------------------------------------


SPECIALTY RETAIL (0.7%)
Bed Bath & Beyond      65,520(b)     1,665,518
----------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (1.2%)
VF                     54,160        2,966,343
----------------------------------------------


TOBACCO (2.8%)
Lorillard             121,232        6,831,423
----------------------------------------------
TOTAL COMMON STOCKS
(Cost: $359,564,978)              $241,106,098
----------------------------------------------





BONDS (0.1%)
                     COUPON  PRINCIPAL
ISSUER                RATE     AMOUNT    VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25             3.50%   $440,000   $365,100
-------------------------------------------------
TOTAL BONDS
(Cost: $551,472)                         $365,100
-------------------------------------------------





MONEY MARKET FUND (3.1%)
                        SHARES      VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                7,669,622(f)$7,669,622
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,669,622)                $7,669,622
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $367,786,072)            $249,140,820
--------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 16.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $45,900 or 0.02% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES           COST
------------------------------------------------------------------------------------------
Apollo Management LP*                                              08-02-07       $717,264



     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  241

RiverSource VP - Mid Cap Value Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          ---------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                   $248,775,720          $365,100            $--          $249,140,820






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
242  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - S&P 500 Index Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.5%)
ISSUER                  SHARES      VALUE(a)
AEROSPACE & DEFENSE (2.7%)
Boeing                   17,576     $749,968
General Dynamics          9,352      538,582
Goodrich                  2,948      109,135
Honeywell Intl           17,417      571,800
L-3 Communications
 Holdings                 2,865      211,380
Lockheed Martin           7,984      671,295
Northrop Grumman          7,840      353,114
Precision Castparts       3,340      198,663
Raytheon                  9,933      506,980
Rockwell Collins          3,802      148,620
United Technologies      22,802    1,222,187
                             ---------------
Total                              5,281,724
--------------------------------------------


AIR FREIGHT & LOGISTICS (1.1%)
CH Robinson
 Worldwide                4,060      223,422
Expeditors Intl of
 Washington               5,090      169,344
FedEx                     7,464      478,816
United Parcel
 Service Cl B            23,873    1,316,834
                             ---------------
Total                              2,188,416
--------------------------------------------


AIRLINES (0.1%)
Southwest Airlines       17,744      152,953
--------------------------------------------


AUTO COMPONENTS (0.2%)
Goodyear Tire &
 Rubber                   5,785(b)    34,536
Johnson Controls         14,248(d)   258,744
                             ---------------
Total                                293,280
--------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor               57,297(b)   131,211
General Motors           14,642       46,854
Harley-Davidson           5,586       94,794
                             ---------------
Total                                272,859
--------------------------------------------


BEVERAGES (2.5%)
Brown-Forman Cl B         2,350      121,002
Coca-Cola                47,724    2,160,466
Coca-Cola
 Enterprises              7,610       91,548
Constellation Brands
 Cl A                     4,670(b)    73,646
Dr Pepper Snapple
 Group                    6,085(b)    98,881
Molson Coors Brewing
 Cl B                     3,570      174,644
Pepsi Bottling Group      3,244       73,022
PepsiCo                  37,248    2,040,073
                             ---------------
Total                              4,833,282
--------------------------------------------


BIOTECHNOLOGY (2.1%)
Amgen                    25,410(b) 1,467,428
Biogen Idec               6,994(b)   333,124
Celgene                  10,985(b)   607,251
Cephalon                  1,640(b)   126,346
Genzyme                   6,492(b)   430,874
Gilead Sciences          22,060(b) 1,128,148
                             ---------------
Total                              4,093,171
--------------------------------------------


BUILDING PRODUCTS (--%)
Masco                     8,629       96,041
--------------------------------------------


CAPITAL MARKETS (2.1%)
American Capital          4,955       16,054
Ameriprise Financial      5,196      121,379
Bank of New York
 Mellon                  27,530      779,925
Charles Schwab           22,446      362,952
E*TRADE Financial        13,500(b)    15,525
Federated Investors
 Cl B                     2,120       35,955
Franklin Resources        3,625      231,203
Goldman Sachs Group      10,605      894,956
Invesco                   9,235      133,353
Janus Capital Group       3,783       30,377
Legg Mason                3,405       74,604
Morgan Stanley           25,477      408,651
Northern Trust            5,347      278,793
State Street             10,362(d)   407,537
T Rowe Price Group        6,200      219,728
                             ---------------
Total                              4,010,992
--------------------------------------------


CHEMICALS (1.7%)
Air Products &
 Chemicals                5,025      252,607
CF Inds Holdings          1,360       66,858
Dow Chemical             22,153      334,289
Eastman Chemical          1,737       55,080
Ecolab                    4,024(d)   141,444
EI du Pont de
 Nemours & Co            21,642      547,543
Intl Flavors &
 Fragrances               1,886       56,052
Monsanto                 13,142      924,539
PPG Inds                  3,943      167,301
Praxair                   7,398      439,145
Rohm & Haas               3,019      186,544
Sigma-Aldrich             3,006      126,973
                             ---------------
Total                              3,298,375
--------------------------------------------


COMMERCIAL BANKS (3.1%)
BB&T                     13,255      363,982
Comerica                  3,607       71,599
Fifth Third Bancorp      13,856      114,451
First Horizon Natl        4,920       52,004
Huntington
 Bancshares               8,782       67,270
KeyCorp                  11,875      101,175
M&T Bank                  1,850      106,209
Marshall & Ilsley         6,239       85,100
Natl City                48,835       88,391
PNC Financial
 Services Group           8,354      409,346
Regions Financial        16,596      132,104
SunTrust Banks            8,489      250,765
US Bancorp               42,089    1,052,646
Wells Fargo & Co        142,727    2,966,757
Zions Bancorporation      2,768       67,844
                             ---------------
Total                              5,929,643
--------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison            2,554       83,592
Cintas                    3,153       73,244
Pitney Bowes              4,946      126,024
Republic Services         7,704      190,980
RR Donnelley & Sons       4,918       66,786
Stericycle                2,055(b)   107,024
Waste Management         11,770      390,059
                             ---------------
Total                              1,037,709
--------------------------------------------


COMMUNICATIONS EQUIPMENT (2.4%)
Ciena                     2,165(b)    14,506
Cisco Systems           140,436(b) 2,289,106
Corning                  37,284      355,317
Harris                    3,230      122,902
JDS Uniphase              5,277(b)    19,261
Juniper Networks         12,660(b)   221,677
Motorola                 54,359      240,810
QUALCOMM                 39,712    1,422,880
Tellabs                   9,543(b)    39,317
                             ---------------
Total                              4,725,776
--------------------------------------------


COMPUTERS & PERIPHERALS (4.1%)
Apple                    21,324(b) 1,820,003
Dell                     41,511(b)   425,073
EMC                      48,946(b)   512,465
Hewlett-Packard          58,743    2,131,783
IBM                      32,228    2,712,309
Lexmark Intl Cl A         1,881(b)    50,599
NetApp                    7,919(b)   110,628
QLogic                    3,068(b)    41,234
SanDisk                   5,420(b)    52,032
Sun Microsystems         17,717(b)    67,679
Teradata                  4,224(b)    62,642
                             ---------------
Total                              7,986,447
--------------------------------------------


CONSTRUCTION & ENGINEERING (0.2%)
Fluor                     4,358      195,543
Jacobs Engineering
 Group                    2,950(b)   141,895
                             ---------------
Total                                337,438
--------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  243

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)


CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials          2,637     $183,482
--------------------------------------------


CONSUMER FINANCE (0.5%)
American Express         27,824      516,135
Capital One
 Financial                9,390      299,447
Discover Financial
 Services                11,513      109,719
SLM                      11,207(b)    99,742
                             ---------------
Total                              1,025,043
--------------------------------------------


CONTAINERS & PACKAGING (0.1%)
Ball                      2,268       94,326
Bemis                     2,388       56,548
Pactiv                    3,148(b)    78,322
Sealed Air                3,790       56,623
                             ---------------
Total                                285,819
--------------------------------------------


DISTRIBUTORS (0.1%)
Genuine Parts             3,826      144,852
--------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group Cl A         2,553(b)   195,611
H&R Block                 8,132      184,759
                             ---------------
Total                                380,370
--------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America         158,753    2,141,529
CIT Group                 8,655       39,294
Citigroup               130,711      877,071
CME Group                 1,605      334,017
Intercontinen-
 talExchange              1,730(b)   142,621
JPMorgan Chase & Co      89,521    2,822,596
Leucadia Natl             4,245       84,051
Moody's                   4,660       93,619
NASDAQ OMX Group          3,270(b)    80,802
NYSE Euronext             6,355      174,000
                             ---------------
Total                              6,789,600
--------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES
  (3.5%)
AT&T                    141,343    4,028,275
CenturyTel                2,405       65,729
Embarq                    3,405      122,444
Frontier
 Communications           7,468       65,270
Qwest Communications
 Intl                    35,142      127,917
Verizon
 Communications          68,133    2,309,709
Windstream               10,537       96,940
                             ---------------
Total                              6,816,284
--------------------------------------------


ELECTRIC UTILITIES (2.4%)
Allegheny Energy          4,057      137,370
American Electric
 Power                    9,675      321,984
Duke Energy              30,353      455,599
Edison Intl               7,811      250,889
Entergy                   4,542      377,576
Exelon                   15,784      877,749
FirstEnergy               7,316      355,411
FPL Group                 9,804      493,435
Pepco Holdings            5,185       92,086
Pinnacle West
 Capital                  2,417       77,658
PPL                       8,996      276,087
Progress Energy           6,311      251,493
Southern                 18,574      687,239
                             ---------------
Total                              4,654,576
--------------------------------------------


ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A          4,160      121,597
Emerson Electric         18,394      673,404
Rockwell Automation       3,394      109,423
                             ---------------
Total                                904,424
--------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS &
  COMPONENTS (0.3%)
Agilent Technologies      8,393(b)   131,183
Amphenol Cl A             4,215      101,076
Jabil Circuit             5,055       34,121
Molex                     3,383       49,020
Tyco Electronics         10,972(c)   177,855
                             ---------------
Total                                493,255
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes              7,381      236,709
BJ Services               6,998       81,667
Cameron Intl              5,265(b)   107,933
ENSCO Intl                3,400       96,526
Halliburton              21,434      389,670
Nabors Inds               6,830(b,c)  81,755
Natl Oilwell Varco       10,010(b)   244,644
Noble                     6,334      139,918
Rowan Companies           2,710       43,089
Schlumberger             28,692    1,214,532
Smith Intl                5,265      120,516
Weatherford Intl         16,340(b)   176,799
                             ---------------
Total                              2,933,758
--------------------------------------------


FOOD & STAPLES RETAILING (3.2%)
Costco Wholesale         10,349      543,323
CVS Caremark             34,453      990,179
Kroger                   15,654      413,422
Safeway                  10,283      244,427
SUPERVALU                 5,083       74,212
SYSCO                    14,367      329,579
Walgreen                 23,744      585,764
Wal-Mart Stores          53,633    3,006,666
Whole Foods Market        3,370       31,813
                             ---------------
Total                              6,219,385
--------------------------------------------


FOOD PRODUCTS (1.8%)
Archer-Daniels-
 Midland                 15,385      443,550
Campbell Soup             4,934      148,069
ConAgra Foods            10,722      176,913
Dean Foods                3,695(b)    66,399
General Mills             8,014      486,851
Hershey                   3,980      138,265
HJ Heinz                  7,547      283,767
JM Smucker                2,840      123,142
Kellogg                   6,041      264,898
Kraft Foods Cl A         35,241      946,222
McCormick & Co            3,120       99,403
Sara Lee                 16,955      165,989
Tyson Foods Cl A          7,250       63,510
                             ---------------
Total                              3,406,978
--------------------------------------------


GAS UTILITIES (0.1%)
Equitable Resources       3,135      105,179
Nicor                     1,108       38,492
Questar                   4,160      135,991
                             ---------------
Total                                279,662
--------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter Intl              14,874      797,098
Becton Dickinson &
 Co                       5,830      398,714
Boston Scientific        36,011(b)   278,725
Covidien                 12,082(c)   437,852
CR Bard                   2,382      200,707
DENTSPLY Intl             3,570      100,817
Hospira                   3,827(b)   102,640
Intuitive Surgical          955(b)   121,275
Medtronic                26,819      842,653
St. Jude Medical          8,254(b)   272,052
Stryker                   5,808      232,030
Varian Medical
 Systems                  2,985(b)   104,594
Zimmer Holdings           5,388(b)   217,783
                             ---------------
Total                              4,106,940
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna                    11,058      315,153
AmerisourceBergen         3,748      133,654
Cardinal Health           8,623      297,235
CIGNA                     6,590      111,042
Coventry Health Care      3,575(b)    53,196
DaVita                    2,490(b)   123,429
Express Scripts           5,940(b)   326,581
Humana                    4,051(b)   151,021
Laboratory Corp of
 America Holdings         2,588(b)   166,693
McKesson                  6,614      256,160
Medco Health
 Solutions               11,950(b)   500,825
Patterson Companies       2,185(b)    40,969
Quest Diagnostics         3,800      197,258
Tenet Healthcare          9,959(b)    11,453
UnitedHealth Group       28,968      770,548
WellPoint                12,212(b)   514,492
                             ---------------
Total                              3,969,709
--------------------------------------------


HEALTH CARE TECHNOLOGY (--%)
IMS Health                4,365       66,173
--------------------------------------------


HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Unit            10,477      254,801
Darden Restaurants        3,323       93,642
Intl Game Technology      7,066       84,015
Marriott Intl Cl A        7,038      136,889
McDonald's               26,730    1,662,338
Starbucks                17,642(b)   166,893
Starwood Hotels &
 Resorts Worldwide        4,385       78,492
Wyndham Worldwide         4,255       27,870
Wynn Resorts              1,495       63,179


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
244  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Yum! Brands              11,092     $349,398
                             ---------------
Total                              2,917,517
--------------------------------------------


HOUSEHOLD DURABLES (0.4%)
Black & Decker            1,442       60,290
Centex                    2,982       31,728
DR Horton                 6,610       46,733
Fortune Brands            3,599      148,566
Harman Intl Inds          1,400       23,422
KB Home                   1,806       24,598
Leggett & Platt           3,747       56,917
Lennar Cl A               3,390       29,391
Newell Rubbermaid         6,650       65,037
Pulte Homes               5,130       56,071
Snap-On                   1,381       54,384
Stanley Works             1,891       64,483
Whirlpool                 1,768       73,107
                             ---------------
Total                                734,727
--------------------------------------------


HOUSEHOLD PRODUCTS (3.1%)
Clorox                    3,329      184,959
Colgate-Palmolive        12,110      830,019
Kimberly-Clark            9,924      523,392
Procter & Gamble         71,613    4,427,116
                             ---------------
Total                              5,965,486
--------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
  (0.1%)
AES                      16,133(b)   132,936
Constellation Energy
 Group                    4,276      107,285
Dynegy Cl A              12,133(b)    24,266
                             ---------------
Total                                264,487
--------------------------------------------


INDUSTRIAL CONGLOMERATES (2.8%)
3M                       16,616      956,085
General Electric        251,931    4,081,282
Textron                   5,786       80,252
Tyco Intl                11,342(c)   244,987
                             ---------------
Total                              5,362,606
--------------------------------------------


INSURANCE (2.6%)
AFLAC                    11,179      512,445
Allstate                 12,856      421,163
American Intl Group      64,495      101,257
Aon                       6,466      295,367
Assurant                  2,825       84,750
Chubb                     8,532      435,132
Cincinnati Financial      3,890      113,082
Genworth Financial
 Cl A                    10,390       29,663
Hartford Financial
 Services Group           7,223      118,602
Lincoln Natl              6,140      115,678
Loews                     8,684      245,323
Marsh & McLennan
 Companies               12,333      299,322
MBIA                      4,521       18,400
MetLife                  19,033      663,489
Principal Financial
 Group                    6,218      140,340
Progressive              16,202      239,952
Prudential Financial     10,172      307,805
Torchmark                 2,035       90,965
Travelers Companies      14,023      633,840
Unum Group                7,941      147,703
XL Capital Cl A           7,930(c)    29,341
                             ---------------
Total                              5,043,619
--------------------------------------------


INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                7,710(b)   395,369
Expedia                   5,020(b)    41,365
                             ---------------
Total                                436,734
--------------------------------------------


INTERNET SOFTWARE & SERVICES (1.4%)
Akamai Technologies       4,060(b)    61,265
eBay                     25,728(b)   359,163
Google Cl A               5,740(b) 1,765,911
VeriSign                  4,650(b)    88,722
Yahoo!                   33,290(b)   406,138
                             ---------------
Total                              2,681,199
--------------------------------------------


IT SERVICES (1.0%)
Affiliated Computer
 Services Cl A            2,340(b)   107,523
Automatic Data
 Processing              12,182      479,239
Cognizant Technology
 Solutions Cl A           6,980(b)   126,059
Computer Sciences         3,634(b)   127,699
Convergys                 2,927(b)    18,762
Fidelity Natl
 Information
 Services                 4,555       74,110
Fiserv                    3,841(b)   139,697
MasterCard Cl A           1,735      247,984
Paychex                   7,699      202,330
Total System
 Services                 4,725       66,150
Western Union            17,166      246,160
                             ---------------
Total                              1,835,713
--------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak             6,443       42,395
Hasbro                    2,975       86,781
Mattel                    8,599      137,584
                             ---------------
Total                                266,760
--------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.3%)
Life Technologies         4,142(b)    96,550
Millipore                 1,320(b)    68,006
PerkinElmer               2,836       39,449
Thermo Fisher
 Scientific              10,079(b)   343,392
Waters                    2,356(b)    86,347
                             ---------------
Total                                633,744
--------------------------------------------


MACHINERY (1.6%)
Caterpillar              14,470      646,375
Cummins                   4,832      129,159
Danaher                   6,136      347,359
Deere & Co               10,242      392,473
Dover                     4,465      146,988
Eaton                     3,952      196,454
Flowserve                 1,360       70,040
Illinois Tool Works       9,440      330,872
Ingersoll-Rand Cl A       7,648(c)   132,693
ITT                       4,352      200,148
Manitowoc                 3,125       27,063
PACCAR                    8,703      248,906
Pall                      2,837       80,656
Parker Hannifin           3,865      164,417
                             ---------------
Total                              3,113,603
--------------------------------------------


MEDIA (2.5%)
CBS Cl B                 16,313      133,603
Comcast Cl A             69,072    1,165,936
DIRECTV Group            13,095(b)   300,006
Gannett                   5,469       43,752
Interpublic Group of
 Companies               11,434(b)    45,279
McGraw-Hill
 Companies                7,542      174,899
Meredith                    887       15,185
New York Times Cl A       2,790       20,451
News Corp Cl A           55,170      501,495
Omnicom Group             7,450      200,554
Scripps Networks
 Interactive Cl A         2,160       47,520
Time Warner              86,043      865,593
Viacom Cl B              14,713(b)   280,430
Walt Disney              44,399    1,007,413
Washington Post Cl B        160       62,440
                             ---------------
Total                              4,864,556
--------------------------------------------


METALS & MINING (0.7%)
AK Steel Holding          2,690       25,071
Alcoa                    19,193      216,113
Allegheny
 Technologies             2,306       58,872
Freeport-McMoRan
 Copper & Gold            9,056      221,329
Newmont Mining           10,899      443,589
Nucor                     7,526      347,701
Titanium Metals           2,040       17,972
United States Steel       2,793      103,900
                             ---------------
Total                              1,434,547
--------------------------------------------


MULTILINE RETAIL (0.7%)
Big Lots                  1,972(b)    28,574
Family Dollar Stores      3,352       87,387
JC Penney                 5,328      104,962
Kohl's                    7,312(b)   264,694
Macy's                   10,086      104,390
Nordstrom                 3,808       50,684
Sears Holdings            1,330(b)    51,697
Target                   18,055      623,440
                             ---------------
Total                              1,315,828
--------------------------------------------


MULTI-UTILITIES (1.4%)
Ameren                    5,070      168,628
CenterPoint Energy        8,256      104,191
CMS Energy                5,426       54,857
Consolidated Edison       6,564      255,537
Dominion Resources       13,942      499,680
DTE Energy                3,915      139,648
Integrys Energy
 Group                    1,838       78,997


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  245

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)
MULTI-UTILITIES (CONT.)
NiSource                  6,573      $72,106
PG&E                      8,661(d)   335,267
Public Service
 Enterprise Group        12,136      354,007
Sempra Energy             5,841      249,002
TECO Energy               5,105       63,047
Wisconsin Energy          2,805      117,754
Xcel Energy              10,767      199,728
                             ---------------
Total                              2,692,449
--------------------------------------------


OFFICE ELECTRONICS (0.1%)
Xerox                    20,760      165,457
--------------------------------------------


OIL, GAS & CONSUMABLE FUELS (11.6%)
Anadarko Petroleum       11,014      424,590
Apache                    8,024      598,029
Cabot Oil & Gas           2,480       64,480
Chesapeake Energy        12,970      209,725
Chevron                  48,734    3,604,854
ConocoPhillips           35,763    1,852,523
CONSOL Energy             4,345      124,180
Devon Energy             10,596      696,263
El Paso                  16,823      131,724
EOG Resources             5,988      398,681
Exxon Mobil             122,008    9,739,899
Hess                      6,802      364,859
Marathon Oil             16,920      462,931
Massey Energy             2,040       28,132
Murphy Oil                4,565      202,458
Noble Energy              4,140      203,771
Occidental Petroleum     19,422    1,165,126
Peabody Energy            6,395      145,486
Pioneer Natural
 Resources                2,825       45,709
Range Resources           3,730      128,275
Southwestern Energy       8,235(b)   238,568
Spectra Energy           14,656      230,685
Sunoco                    2,806      121,949
Tesoro                    3,325       43,790
Valero Energy            12,380      267,903
Williams Companies       13,875      200,910
XTO Energy               13,837      488,031
                             ---------------
Total                             22,183,531
--------------------------------------------


PAPER & FOREST PRODUCTS (0.2%)
Intl Paper               10,256      121,021
MeadWestvaco              4,093       45,801
Weyerhaeuser              5,069      155,162
                             ---------------
Total                                321,984
--------------------------------------------


PERSONAL PRODUCTS (0.2%)
Avon Products            10,226      245,731
Estee Lauder
 Companies Cl A           2,800       86,688
                             ---------------
Total                                332,419
--------------------------------------------


PHARMACEUTICALS (7.9%)
Abbott Laboratories      37,214    1,986,111
Allergan                  7,380      297,562
Bristol-Myers Squibb     47,481    1,103,933
Eli Lilly & Co           23,998      966,399
Forest Laboratories       7,230(b)   184,148
Johnson & Johnson        66,545    3,981,387
King Pharmaceuticals      5,915(b)    62,817
Merck & Co               50,709    1,541,554
Mylan                     7,310(b)    72,296
Pfizer                  161,738    2,864,380
Schering-Plough          38,995(d)   664,085
Watson
 Pharmaceuticals          2,512(b)    66,744
Wyeth                    31,933    1,197,807
                             ---------------
Total                             14,989,223
--------------------------------------------


PROFESSIONAL SERVICES (0.2%)
Dun & Bradstreet          1,290       99,587
Equifax                   3,030       80,356
Monster Worldwide         2,953(b)    35,702
Robert Half Intl          3,717       77,388
                             ---------------
Total                                293,033
--------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.9%)
Apartment Investment
 & Management Cl A        2,432       28,090
AvalonBay
 Communities              1,850      112,073
Boston Properties         2,895      159,225
Developers
 Diversified Realty       2,885       14,079
Equity Residential        6,529      194,695
HCP                       6,060      168,286
Host Hotels &
 Resorts                 12,535       94,890
Kimco Realty              5,490      100,357
Plum Creek Timber         3,999      138,925
ProLogis                  6,395       88,827
Public Storage            3,010      239,295
Simon Property Group      5,419      287,911
Vornado Realty Trust      3,300      199,155
                             ---------------
Total                              1,825,808
--------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis
 Group Cl A               5,350(b)    23,112
--------------------------------------------


ROAD & RAIL (1.0%)
Burlington Northern
 Santa Fe                 6,729      509,453
CSX                       9,462      307,231
Norfolk Southern          8,886      418,086
Ryder System              1,337       51,849
Union Pacific          12,144(d)     580,483
                             ---------------
Total                              1,867,102
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (2.1%)
Advanced Micro
 Devices                 14,590(b)    31,514
Altera                    7,129      119,126
Analog Devices            6,983      132,817
Applied Materials        32,176      325,943
Broadcom Cl A            10,656(b)   180,832
Intel                   133,407    1,955,748
KLA-Tencor                4,053       88,315
Linear Technology         5,318      117,634
LSI                      15,469(b)    50,893
MEMC Electronic
 Materials                5,380(b)    76,826
Microchip Technology      4,365       85,248
Micron Technology        18,319(b)    48,362
Natl Semiconductor        4,678       47,107
Novellus Systems          2,340(b)    28,876
NVIDIA                   12,878(b)   103,925
Teradyne                  4,064(b)    17,150
Texas Instruments        31,093      482,564
Xilinx                    6,571      117,095
                             ---------------
Total                              4,009,975
--------------------------------------------


SOFTWARE (3.6%)
Adobe Systems            12,736(b)   271,149
Autodesk                  5,432(b)   106,739
BMC Software              4,501(b)   121,122
CA                        9,452      175,146
Citrix Systems            4,355(b)   102,647
Compuware                 5,914(b)    39,920
Electronic Arts           7,694(b)   123,412
Intuit                    7,672(b)   182,517
McAfee                    3,720(b)   128,600
Microsoft               183,494    3,567,123
Novell                    8,284(b)    32,225
Oracle                   93,960(b) 1,665,911
Salesforce.com            2,515(b)    80,505
Symantec                 20,049(b)   271,062
                             ---------------
Total                              6,868,078
--------------------------------------------


SPECIALTY RETAIL (1.7%)
Abercrombie & Fitch
 Cl A                     2,085       48,101
AutoNation                2,590(b)    25,589
AutoZone                    916(b)   127,755
Bed Bath & Beyond         6,225(b)   158,240
Best Buy                  8,103(d)   227,775
GameStop Cl A             3,930(b)    85,124
Gap                      11,180      149,700
Home Depot               40,667      936,153
Limited Brands            6,493       65,190
Lowe's Companies         35,160      756,643
Office Depot              6,589(b)    19,635
OfficeMax                     1            8
RadioShack                2,998       35,796
Sherwin-Williams          2,357      140,831
Staples                  17,112      306,647
Tiffany & Co              2,955       69,827
TJX Companies             9,988      205,453
                             ---------------
Total                              3,358,467
--------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                     7,840(b)   162,837
Jones Apparel Group       2,002       11,732
Nike Cl B                 9,412      480,012
Polo Ralph Lauren         1,345       61,076
VF                        2,128      116,551
                             ---------------
Total                                832,208
--------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
246  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                  SHARES      VALUE(a)


THRIFTS & MORTGAGE FINANCE (0.2%)
Hudson City Bancorp      12,505     $199,580
People's United
 Financial                8,340      148,702
Sovereign Bancorp        13,061(b)    38,922
                             ---------------
Total                                387,204
--------------------------------------------


TOBACCO (1.8%)
Altria Group             49,421      744,280
Lorillard                 4,030      227,091
Philip Morris Intl       48,521    2,111,148
Reynolds American         4,050      163,256
UST                       3,555      246,646
                             ---------------
Total                              3,492,421
--------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                  3,095      107,861
WW Grainger               1,546      121,886
                             ---------------
Total                                229,747
--------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.2%)
American Tower Cl A       9,515(b)   278,980
Sprint Nextel            68,525(b)   125,401
                             ---------------
Total                                404,381
--------------------------------------------
TOTAL COMMON STOCKS
(Cost: $231,835,219)            $188,346,141
--------------------------------------------



MONEY MARKET FUND (2.4%)
                        SHARES      VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                4,698,122(e)$4,698,122
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,698,122)                $4,698,122
--------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $236,533,341)            $193,044,263
--------------------------------------------




INVESTMENT IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                        NUMBER OF                                  UNREALIZED
                                                        CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                  LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                                       101        $4,545,505    March 2009      $154,183




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 0.6% of net assets.

(d) At Dec. 31, 2008, investments in securities included securities valued at $940,489 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  247

RiverSource VP - S&P 500 Index Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          ---------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in securities                   $193,044,263            $--               $--          $193,044,263
Other financial instruments*                     154,183             --                --               154,183

---------------------------------------------------------------------------------------------------------------
Total                                       $193,198,446            $--               $--          $193,198,446
---------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
248  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Short Duration U.S. Government Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (73.6%)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
FOREIGN AGENCIES (2.0%)
Kreditanstalt fuer Wiederaufbau
 05-19-09          5.25%  $10,000,000(c)$10,144,400
---------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (20.0%)
Federal Home Loan Bank
 04-09-09          2.32       150,000       150,810
Federal Home Loan Mtge Corp
 06-13-18          4.88     1,720,000     1,973,339
Federal Natl Mtge Assn
 04-09-13          3.25     5,500,000     5,731,000
 01-02-14          5.13    11,484,000    12,135,832
 11-15-30          6.63     1,450,000     2,093,513
U.S. Treasury
 06-30-10          2.88     1,980,000(k)  2,050,460
 10-31-10          1.50    33,210,000    33,705,561
 12-15-10          4.38     5,845,000(k)  6,277,436
 12-31-13          1.50     4,390,000     4,380,052
 11-15-18          3.75     7,615,000(k)  8,620,408
 02-15-26          6.00       515,000       718,747
U.S. Treasury Inflation-Indexed Bond
 01-15-14          2.00     9,655,373(g)  9,145,501
 01-15-15          1.63    14,466,023(g) 13,410,604
                                    ---------------
Total                                   100,393,263
---------------------------------------------------


U.S. AGENCIES (0.8%)
JPMorgan Chase & Co
 12-01-10          2.63     3,975,000     4,054,806
---------------------------------------------------


ASSET-BACKED (2.3%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10          0.62     1,379,409(d,e)1,350,382
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF18 Cl A2A
 12-25-37          0.54     1,886,428(e)  1,736,225
Franklin Auto Trust
 Series 2004-2 Cl A4 (MBIA)
 08-15-12          3.93     1,833,409(l)  1,692,302
GSAMP Trust
 Series 2006-HE8 Cl A2A
 01-25-37          0.54     4,059,268(e)  3,720,298
NovaStar Home Equity Loan
 Series 2006-4 Cl A2A (MGIC)
 09-25-36          0.51     1,826,380(e,l)1,679,815
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37          0.65     2,200,000(e)    998,657
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
 08-01-21          6.34       223,151       233,930
Small Business Administration
 Series 2001-10B Cl 1
 09-10-11          5.89       133,490       136,837
                                    ---------------
Total                                    11,548,446
---------------------------------------------------


COMMERCIAL MORTGAGE-BACKED (1.0%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43          4.39     1,904,358     1,858,589
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
 04-25-16          5.65     2,660,586     2,774,517
Federal Natl Mtge Assn #381990
 10-01-09          7.11       450,378       451,557
                                    ---------------
Total                                     5,084,663
---------------------------------------------------


MORTGAGE-BACKED (47.5%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37          6.18       928,155(i)    491,815
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47          0.64     1,713,787(i)    400,368
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47          0.66     2,241,079(i)    895,398
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37          6.00     2,413,002     1,282,379
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47          6.20         6,508(i)      3,214
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37          7.73       775,992(h)    107,538
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35          7.50       633,098       403,420
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36          6.00     2,058,206     1,048,399
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46          0.65     2,038,642(e)  1,244,124
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37          6.50     5,764,531     2,988,552
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37          6.50     2,679,567     1,418,391
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47          0.82     3,323,154(e)    791,195
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47          0.97     2,259,472(e)    332,368
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35          5.56     1,886,467(i)  1,036,069
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35          7.00     1,402,054(d)    967,527
Federal Home Loan Mtge Corp
 01-01-39          5.50     6,000,000(b)  6,140,628
 01-01-39          6.50     1,000,000(b)  1,038,438
Federal Home Loan Mtge Corp #1G0847
 07-01-35          4.71     4,420,543(i)  4,440,261
Federal Home Loan Mtge Corp #1G2598
 01-01-37          6.10     1,290,052(i)  1,327,389
Federal Home Loan Mtge Corp #1J0614
 09-01-37          5.69     1,875,906(i)  1,917,945
Federal Home Loan Mtge Corp #1J1445
 01-01-37          5.88     2,247,085(i)  2,298,860
Federal Home Loan Mtge Corp #1J1621
 05-01-37          5.88     3,054,205(i)  3,127,286
Federal Home Loan Mtge Corp #A18107
 01-01-34          5.50     1,702,384     1,745,814
Federal Home Loan Mtge Corp #B16408
 09-01-19          5.50       947,556       978,936
Federal Home Loan Mtge Corp #C73304
 11-01-32          7.00       367,495       386,203
Federal Home Loan Mtge Corp #D95319
 03-01-22          6.00        93,819        97,148
Federal Home Loan Mtge Corp #E00489
 06-01-12          7.00         3,670         3,815


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  249

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #E81240
 06-01-15          7.50%     $660,352      $692,321
Federal Home Loan Mtge Corp #E92454
 11-01-17          5.00       528,425       547,156
Federal Home Loan Mtge Corp #E95188
 03-01-18          6.00       317,354       328,653
Federal Home Loan Mtge Corp #G04710
 09-01-38          6.00     6,728,600     6,938,103
Federal Home Loan Mtge Corp #G10669
 03-01-12          7.50       191,854       201,230
Federal Home Loan Mtge Corp #G11243
 04-01-17          6.50       856,567       893,080
Federal Home Loan Mtge Corp #G12100
 11-01-13          5.00        56,768        58,151
Federal Home Loan Mtge Corp #H01724
 09-01-37          6.00     3,173,043     3,209,359
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36          0.17       624,848(h)     65,707
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
 03-15-22         28.98     1,947,825(h)    171,849
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
 03-15-25         78.62       428,530(h)      3,560
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17         27.74       650,484(h)     23,663
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
 06-15-16          7.00       789,217       826,593
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
 01-15-18          5.00       741,038       756,269
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 3346 Cl FA
 02-15-19          1.43     5,391,404(e)  5,198,611
Federal Natl Mtge Assn
 01-01-24          5.00       500,000(b)    513,125
 01-01-24          5.50     2,225,000(b)  2,291,056
 12-01-38          4.50     5,000,000(b)  5,067,190
 01-01-39          5.00     2,500,000(b)  2,552,345
 01-01-39          5.50       500,000(b)    512,500
 01-01-39          6.00    10,000,000(b) 10,293,749
Federal Natl Mtge Assn #190353
 08-01-34          5.00     2,318,099(k)  2,371,442
Federal Natl Mtge Assn #252211
 01-01-29          6.00        85,328        88,438
Federal Natl Mtge Assn #252409
 03-01-29          6.50       955,908     1,006,309
Federal Natl Mtge Assn #254384
 06-01-17          7.00       207,724       218,214
Federal Natl Mtge Assn #254723
 05-01-23          5.50     2,708,343     2,786,294
Federal Natl Mtge Assn #254748
 04-01-13          5.50       508,141       523,445
Federal Natl Mtge Assn #254757
 05-01-13          5.00       513,031       522,125
Federal Natl Mtge Assn #254774
 05-01-13          5.50       406,324       414,831
Federal Natl Mtge Assn #255488
 10-01-14          5.50       791,419       824,337
Federal Natl Mtge Assn #255501
 09-01-14          6.00       539,757       565,636
Federal Natl Mtge Assn #313470
 08-01-10          7.50        76,697        77,861
Federal Natl Mtge Assn #323133
 04-01-13          5.50        24,334        25,314
Federal Natl Mtge Assn #357324
 01-01-33          5.00     2,882,994     2,953,840
Federal Natl Mtge Assn #357485
 02-01-34          5.50     3,740,656(k)  3,843,683
Federal Natl Mtge Assn #507182
 07-01-14          6.00        53,514        55,787
Federal Natl Mtge Assn #512232
 05-01-29          7.00        28,607        30,299
Federal Natl Mtge Assn #535168
 12-01-14          5.50        84,991        88,417
Federal Natl Mtge Assn #545818
 07-01-17          6.00       823,393       855,357
Federal Natl Mtge Assn #545864
 08-01-17          5.50     1,188,079     1,228,839
Federal Natl Mtge Assn #545910
 08-01-17          6.00       998,655(k)  1,037,271
Federal Natl Mtge Assn #555063
 11-01-17          5.50     1,414,275     1,464,131
Federal Natl Mtge Assn #555343
 08-01-17          6.00       381,498       397,231
Federal Natl Mtge Assn #555367
 03-01-33          6.00     2,195,351     2,268,509
Federal Natl Mtge Assn #555375
 04-01-33          6.00       106,293       110,327
Federal Natl Mtge Assn #602630
 10-01-31          7.00       176,590       186,857
Federal Natl Mtge Assn #606789
 10-01-31          7.00     1,318,838     1,395,516
Federal Natl Mtge Assn #626720
 01-01-17          6.00       282,976       294,823
Federal Natl Mtge Assn #630992
 09-01-31          7.00       730,637(k)    778,545
Federal Natl Mtge Assn #630993
 09-01-31          7.50       650,717       690,235
Federal Natl Mtge Assn #633672
 06-01-17          6.00       238,319       247,869
Federal Natl Mtge Assn #636720
 05-01-17          5.50        77,255        79,983
Federal Natl Mtge Assn #638210
 05-01-32          6.50        92,947        97,802
Federal Natl Mtge Assn #648040
 06-01-32          6.50       511,837       534,070
Federal Natl Mtge Assn #648349
 06-01-17          6.00       767,340       797,006
Federal Natl Mtge Assn #648679
 07-01-32          6.00     1,962,502     2,027,900
Federal Natl Mtge Assn #656562
 02-01-33          7.00       162,396       172,321
Federal Natl Mtge Assn #665752
 09-01-32          6.50       439,080       458,153
Federal Natl Mtge Assn #668412
 02-01-18          5.50       405,693       419,711
Federal Natl Mtge Assn #670387
 08-01-32          7.00        12,653        13,388
Federal Natl Mtge Assn #671054
 01-01-33          7.00        20,967        22,187
Federal Natl Mtge Assn #671174
 02-01-33          4.67       442,400(i)    448,888
Federal Natl Mtge Assn #675692
 02-01-18          6.00       383,477       399,292
Federal Natl Mtge Assn #678940
 02-01-18          5.50       599,875(k)    621,628
Federal Natl Mtge Assn #684588
 03-01-33          6.50       204,233       214,252
Federal Natl Mtge Assn #688181
 03-01-33          6.00     1,015,361     1,049,197
Federal Natl Mtge Assn #695838
 04-01-18          5.50       194,454(k)    201,491
Federal Natl Mtge Assn #701937
 04-01-33          6.00       149,252       154,132
Federal Natl Mtge Assn #704610
 06-01-33          5.50     2,735,393     2,810,732
Federal Natl Mtge Assn #705655
 05-01-33          5.00     1,278,896     1,309,125
Federal Natl Mtge Assn #722325
 07-01-33          4.96       562,502(i)    580,192
Federal Natl Mtge Assn #723448
 07-01-13          5.00       546,361       562,681
Federal Natl Mtge Assn #725232
 03-01-34          5.00     3,018,170     3,089,508
Federal Natl Mtge Assn #725424
 04-01-34          5.50     4,896,619(k)  5,031,485
Federal Natl Mtge Assn #725425
 04-01-34          5.50     3,151,552     3,238,723
Federal Natl Mtge Assn #725431
 08-01-15          5.50     1,217,822     1,266,904
Federal Natl Mtge Assn #725558
 06-01-34          4.58     1,271,463(i)  1,280,896
Federal Natl Mtge Assn #725773
 09-01-34          5.50     3,705,751     3,805,500
Federal Natl Mtge Assn #735212
 12-01-34          5.00     3,537,001(k)  3,618,392
Federal Natl Mtge Assn #735578
 06-01-35          5.00     4,945,317     5,056,025


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
250  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #735841
 11-01-19          4.50%   $1,689,494    $1,733,541
Federal Natl Mtge Assn #740843
 11-01-18          5.00        98,829       102,191
Federal Natl Mtge Assn #744010
 07-01-13          5.00       736,879       757,991
Federal Natl Mtge Assn #747536
 11-01-33          5.00     1,702,278     1,742,514
Federal Natl Mtge Assn #754297
 12-01-33          4.74       208,124(i)    210,209
Federal Natl Mtge Assn #755891
 03-01-13          5.00       161,046       165,050
Federal Natl Mtge Assn #791447
 10-01-34          6.00       537,694(k)    554,856
Federal Natl Mtge Assn #797044
 07-01-34          5.50     2,887,918     2,965,654
Federal Natl Mtge Assn #799769
 11-01-34          5.05       864,755(i)    876,015
Federal Natl Mtge Assn #801344
 10-01-34          5.03       936,546(i)    947,101
Federal Natl Mtge Assn #815463
 02-01-35          5.50       483,040       496,043
Federal Natl Mtge Assn #822083
 07-01-35          5.00     2,392,153     2,445,705
Federal Natl Mtge Assn #831809
 09-01-36          6.00     5,112,162     5,268,940
Federal Natl Mtge Assn #849082
 01-01-36          5.82     1,082,335(i)  1,111,236
Federal Natl Mtge Assn #849170
 01-01-36          5.95     1,879,381(i)  1,932,912
Federal Natl Mtge Assn #866097
 02-01-36          6.14     1,769,077(i)  1,819,531
Federal Natl Mtge Assn #878661
 02-01-36          5.50     3,627,040     3,699,580
Federal Natl Mtge Assn #881629
 02-01-36          5.50     2,849,247     2,906,232
Federal Natl Mtge Assn #885827
 06-01-36          6.50     1,717,386     1,794,106
Federal Natl Mtge Assn #885871
 06-01-36          7.00     1,419,333     1,498,940
Federal Natl Mtge Assn #887648
 07-01-36          5.90     2,334,356(i)  2,403,909
Federal Natl Mtge Assn #888414
 11-01-35          5.00       829,513       848,083
Federal Natl Mtge Assn #902818
 11-01-36          5.91     1,081,979(i)  1,106,681
Federal Natl Mtge Assn #928771
 10-01-37          8.00     3,502,232(k)  3,693,802
Federal Natl Mtge Assn #965748
 02-01-23          5.50     6,236,367     6,433,146
Federal Natl Mtge Assn #988113
 08-01-23          5.50     4,122,867     4,252,958
Federal Natl Mtge Assn #988961
 08-01-23          5.50     3,713,525     3,830,700
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
 03-25-23         23.43       516,529(h)     48,364
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33          8.67     2,017,534(h)    327,591
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31         22.49       427,165(h)     32,429
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-81 Cl LI
 11-25-13         59.80       161,199(h)        786
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22         26.67       330,192(h)     19,925
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36          0.00     1,648,266(h)    174,412
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37          0.00     3,121,018(h)    327,463
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26          8.00       273,071       287,549
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-94 Cl QB
 07-25-23          5.50       143,305       142,992
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
 06-25-33          6.29        11,941(i)     11,696
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
 04-25-34          5.50     1,548,817     1,602,232
Govt Natl Mtge Assn
 01-01-39          5.50     3,000,000(b)  3,079,704
 01-01-39          6.00     3,500,000(b)  3,610,467
Govt Natl Mtge Assn #3501
 01-20-34          6.00     5,328,708     5,496,136
Govt Natl Mtge Assn #498182
 05-15-16          6.00       502,215       529,871
Govt Natl Mtge Assn #605970
 03-15-33          6.00       266,100       275,370
Govt Natl Mtge Assn #615738
 03-15-18          7.00       649,174       685,500
Govt Natl Mtge Assn #615740
 08-15-13          6.00     1,064,563     1,123,437
Govt Natl Mtge Assn #780758
 04-15-13          7.00        89,243        94,063
Govt Natl Mtge Assn #781507
 09-15-14          6.00       481,908       501,027
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
 10-16-27          5.00       125,000       127,944
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
 03-20-34          4.50       746,627       747,274
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-32 Cl A
 01-16-30          5.08     4,036,017     4,127,807
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 3A
 06-19-34          2.65        82,926(i)     37,928
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
 10-19-35          4.48     1,312,525(i)    584,074
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36          0.76       669,811(i)    193,820
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
 07-25-36          6.02     1,938,456(i)    976,651
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46          0.59     1,159,251(e)  1,050,333
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR1 Cl A1
 02-25-37          0.64     3,077,984(e)  1,184,393
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
 02-25-34          4.99     1,081,499(i)    821,862
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37          6.00         2,979         1,985
Morgan Stanley Mtge Loan Trust
 Series 2006-13AX Cl A1
 10-25-36          0.56     1,601,377(e)    908,154


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  251

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                 COUPON    PRINCIPAL
ISSUER            RATE      AMOUNT         VALUE(a)
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-15 Cl 4A1
 07-25-35          5.50%      $10,489(i)     $6,665
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36          5.91     1,535,699(i)    864,529
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
 02-25-46          3.26     1,051,312(i)    447,474
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35          5.00     3,636,162     2,619,031
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35          5.50     2,839,329     2,138,703
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35          5.50     1,271,059       921,518
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36          5.11     1,589,827(i)  1,090,535
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
 08-25-37          6.00        10,193         5,158
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37          6.00     2,227,281     1,484,361
                                    ---------------
Total                                   239,079,935
---------------------------------------------------
TOTAL BONDS
(Cost: $390,064,784)                   $370,305,513
---------------------------------------------------





MONEY MARKET FUND (7.0%)
                      SHARES        VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%              35,398,722(j)$35,398,722
--------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $35,398,722)              $35,398,722
--------------------------------------------





SHORT-TERM SECURITIES (26.3%)
                                AMOUNT
                  EFFECTIVE   PAYABLE AT
ISSUER              YIELD      MATURITY        VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
 01-02-09            0.00%    $15,400,000   $15,399,999
 01-06-09            0.07      15,000,000    14,999,825
 01-12-09            0.21      28,900,000    28,898,003
 01-15-09            0.01      57,800,000    57,799,761
 03-12-09            0.07       5,000,000     4,999,330
Federal Home Loan Mtge Corp Disc Nts
 02-09-09            0.15      10,000,000     9,998,334
-------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $132,095,881)                       $132,095,252
-------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $557,559,387)(m)                    $537,799,487
-------------------------------------------------------





INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008



                                                       NUMBER OF                                  UNREALIZED
                                                       CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                 LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                     8         $1,104,375   March 2009        $103,423
U.S. Treasury Note, 2-year                                499        108,813,187   April 2009       1,355,453
U.S. Treasury Note, 5-year                               (496)       (59,051,126)  April 2009      (1,871,156)
U.S. Treasury Note, 10-year                              (333)       (41,874,750)  March 2009      (2,303,271)
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $(2,715,551)
--------------------------------------------------------------------------------------------------------------








See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
252  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $34,910,936. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 2.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $2,317,909 or 0.5% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2008.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2008.

(j) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(k) At Dec. 31, 2008, investments in securities included securities valued at $1,241,686 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     MBIA  --   MBIA Insurance Corporation
     MGIC  --   Mortgage Guaranty Insurance Corporation


(m) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $561,393,046 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $9,515,401
Unrealized depreciation                                                    (33,108,960)
--------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(23,593,559)
--------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  253

RiverSource VP - Short Duration U.S. Government Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $194,348,635        $331,344,616       $12,106,236      $537,799,487
Other financial instruments*                (2,715,551)                 --                --        (2,715,551)

--------------------------------------------------------------------------------------------------------------
Total                                     $191,633,084        $331,344,616       $12,106,236      $535,083,936
--------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                            INVESTMENTS IN
                                                                              SECURITIES
------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                                   $14,626,244
  Accrued discounts/premiums                                                       30,044
  Realized gain (loss)                                                           (581,726)
  Change in unrealized appreciation (depreciation)                             (8,393,837)
  Net purchases (sales)                                                        (2,267,986)
  Transfers in and/or out of Level 3                                            8,693,497

------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                                   $12,106,236
------------------------------------------------------------------------------------------






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
254  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Small Cap Advantage Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (99.7%)
ISSUER                  SHARES      VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Cubic                    54,000   $1,468,800
--------------------------------------------


AIRLINES (11.2%)
Continental Airlines
 Cl B                   210,700(b) 3,805,242
Delta Air Lines         336,000(b) 3,850,560
                             ---------------
Total                              7,655,802
--------------------------------------------


BEVERAGES (2.2%)
Central European
 Distribution            77,000(b) 1,516,900
--------------------------------------------


CHEMICALS (1.8%)
Minerals
 Technologies            30,000    1,227,000
--------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (5.1%)
Brink's                  67,000    1,800,960
Waste Connections        54,000(b) 1,704,780
                             ---------------
Total                              3,505,740
--------------------------------------------


COMMUNICATIONS EQUIPMENT (2.5%)
F5 Networks              75,200(b) 1,719,072
--------------------------------------------


CONSTRUCTION & ENGINEERING (2.7%)
Shaw Group               90,000(b) 1,842,300
--------------------------------------------


CONTAINERS & PACKAGING (3.1%)
Owens-Illinois           77,900(b) 2,129,007
--------------------------------------------


DIVERSIFIED CONSUMER SERVICES (4.1%)
Brink's Home
 Security Holdings       74,000(b) 1,622,080
Sotheby's               135,000    1,200,150
                             ---------------
Total                              2,822,230
--------------------------------------------


ELECTRICAL EQUIPMENT (9.5%)
Belden                   90,000    1,879,200
EnerSys                 135,000(b) 1,485,000
SunPower Cl B            44,000(b) 1,339,360
Thomas & Betts           75,000(b) 1,801,500
                             ---------------
Total                              6,505,060
--------------------------------------------


ENERGY EQUIPMENT & SERVICES (3.6%)
Exterran Holdings        66,000(b) 1,405,800
TETRA Technologies      216,000(b) 1,049,760
                             ---------------
Total                              2,455,560
--------------------------------------------


FOOD PRODUCTS (3.2%)
Smithfield Foods        155,000(b) 2,180,850
--------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (3.5%)
WellCare Health
 Plans                  184,000(b) 2,366,240
--------------------------------------------


HEALTH CARE TECHNOLOGY (1.7%)
Eclipsys                 83,000(b) 1,177,770
--------------------------------------------


HOTELS, RESTAURANTS & LEISURE (6.0%)
Panera Bread Cl A        22,000(b) 1,149,280
Penn Natl Gaming         66,000(b) 1,411,080
Texas Roadhouse Cl A    198,000(b) 1,534,500
                             ---------------
Total                              4,094,860
--------------------------------------------


INSURANCE (15.0%)
Aspen Insurance
 Holdings                91,350(c) 2,215,238
Endurance Specialty
 Holdings                68,000(c) 2,076,040
Hanover Insurance
 Group                   45,000    1,933,650
Infinity Property &
 Casualty                41,000    1,915,930
WR Berkley               66,000    2,046,000
                             ---------------
Total                             10,186,858
--------------------------------------------


IT SERVICES (2.4%)
CACI Intl Cl A           37,000(b) 1,668,330
--------------------------------------------


MACHINERY (2.5%)
Mueller Inds             68,000    1,705,440
--------------------------------------------


MULTILINE RETAIL (2.4%)
Fred's Cl A             155,000    1,667,800
--------------------------------------------


PERSONAL PRODUCTS (2.7%)
Herbalife                85,000(c) 1,842,800
--------------------------------------------


PROFESSIONAL SERVICES (1.8%)
School Specialty         65,000(b) 1,242,800
--------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  (6.0%)
Cypress
 Semiconductor          264,000(b) 1,180,080
ON Semiconductor        435,000(b) 1,479,000
Varian Semiconductor
 Equipment
 Associates              78,000(b) 1,413,360
                             ---------------
Total                              4,072,440
--------------------------------------------


SOFTWARE (4.6%)
Lawson Software         270,000(b) 1,279,800
Quest Software          149,000(b) 1,875,910
                             ---------------
Total                              3,155,710
--------------------------------------------


TOTAL COMMON STOCKS
(Cost: $58,378,930)              $68,209,369
--------------------------------------------



MONEY MARKET FUND (2.9%)
                        SHARES      VALUE(a)
MONEY MARKET FUND
RiverSource Short-
 Term Cash Fund,
 0.48%                1,979,524(d)$1,979,524
--------------------------------------------


TOTAL MONEY MARKET FUND
(Cost: $1,979,524)                $1,979,524
--------------------------------------------


TOTAL INVESTMENTS IN SECURITIES
(Cost: $60,358,454)              $70,188,893
--------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 9.0% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  255

RiverSource VP - Small Cap Advantage Fund

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                               FAIR VALUE AT DEC. 31, 2008
                                          --------------------------------------------------------------------
                                               LEVEL 1            LEVEL 2
                                            QUOTED PRICES          OTHER            LEVEL 3
                                              IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                             MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                               IDENTICAL ASSETS         INPUTS           INPUTS            TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                    $70,188,893            $--               $--          $70,188,893






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
256  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

Threadneedle VP - Emerging Markets Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (95.7%)(c)
ISSUER                  SHARES            VALUE(a)
BERMUDA (1.7%)
Credicorp                237,814       $11,881,187
--------------------------------------------------


BRAZIL (17.0%)
AmBev ADR                257,042        11,389,531
Banco Bradesco           651,800         6,365,829
Banco Itau Holding
 Financeira            1,615,300        18,227,121
BM&F BOVESPA           3,182,400         8,282,770
Companhia Energetica
 de Minas Gerais         464,800         6,384,218
Companhia Vale do
 Rio Doce ADR            788,167         9,544,702
Cyrela Brazil Realty     920,200         3,660,112
Multiplan
 Empreendimentos
 Imobiliarios            758,714(b)      4,037,946
Petroleo Brasileiro
 ADR                     591,317        14,481,353
Redecard               2,661,300        29,570,000
UNIBANCO -- Uniao de
 Bancos Brasileiros
 ADR                     150,487         9,724,470
                                   ---------------
Total                                  121,668,052
--------------------------------------------------


CHINA (13.7%)
China Construction
 Bank Series H        20,340,000        11,316,752
China Life Insurance
 Series H              6,014,000        18,478,142
China Medical
 Technologies ADR        192,140         3,892,757
CNOOC ADR                157,011        14,953,728
Industrial &
 Commercial Bank of
 China                34,651,000        18,397,038
Series H Li Ning       3,991,000         6,288,664
Minth Group              980,000           394,156
PetroChina ADR            78,696         7,002,370
Ping An Insurance
 Group of China
 Series H              3,442,000        16,915,302
                                   ---------------
Total                                   97,638,909
--------------------------------------------------


CZECH REPUBLIC (2.8%)
CEZ                      460,378        19,684,620
--------------------------------------------------


HONG KONG (7.9%)
China Mobile           5,040,000        51,137,085
China Overseas Land
 & Investment          3,898,000         5,473,401
                                   ---------------
Total                                   56,610,486
--------------------------------------------------


INDIA (6.6%)
Bharat Heavy
 Electricals             175,209         4,919,858
Bharti Airtel          1,072,515(b)     15,787,063
Housing Development
 Finance                 226,996         6,936,539
Infosys Technologies     544,958        12,611,917
Reliance Inds            263,723         6,706,185
                                   ---------------
Total                                   46,961,562
--------------------------------------------------


INDONESIA (0.1%)
Bumi Resources        12,709,500(g)      1,055,645
--------------------------------------------------


ISRAEL (5.1%)
Check Point Software
 Technologies            279,714(b)      5,311,769
Israel Chemicals         859,076         6,021,971
Teva Pharmaceutical
 Inds ADR                587,094        24,992,591
                                   ---------------
Total                                   36,326,331
--------------------------------------------------


MALAYSIA (2.4%)
British American
 Tobacco                 250,200         3,216,487
IOI                    3,833,500         3,969,664
Telekom Malaysia      10,848,600         9,673,714
                                   ---------------
Total                                   16,859,865
--------------------------------------------------


MEXICO (7.4%)
America Movil ADR
 Series L                796,907        24,696,148
Grupo Financiero
 Banorte Series O      3,265,500         5,957,333
Grupo Televisa ADR       641,375         9,582,143
Wal-Mart de Mexico
 Series V              4,526,600        12,221,824
                                   ---------------
Total                                   52,457,448
--------------------------------------------------


RUSSIA (3.0%)
Eurasia Drilling GDR     406,986(b,d,e)  1,430,607
Gazprom ADR              975,244        13,872,846
Pharmstandard             99,724(b)      1,780,946
Sibirskiy Cement          33,900           678,000
X5 Retail Group GDR      384,356(b,d,e)  3,336,462
                                   ---------------
Total                                   21,098,861
--------------------------------------------------


SOUTH AFRICA (8.5%)
ABSA Group             1,003,939        11,680,022
Gold Fields            1,566,332        15,439,661
Gold Fields ADR          542,291         5,384,950
Impala Platinum
 Holdings                389,053         5,669,181
Sasol                    486,087        14,616,729
Truworths Intl         2,130,451         7,793,725
                                   ---------------
Total                                   60,584,268
--------------------------------------------------


SOUTH KOREA (11.2%)
Infopia                   99,257         1,359,026
KT                       236,270         7,048,285
KT&G                     187,577        11,866,331
NHN                       45,723(b)      4,834,151
POSCO ADR                 75,884         5,710,271
Samsung Electronics       55,309        17,451,876
Samsung Fire &
 Marine Insurance         78,604        11,946,066
Samsung Securities       147,401         7,437,553
Yuhan                     71,600        12,572,529
                                   ---------------
Total                                   80,226,088
--------------------------------------------------


TAIWAN (6.7%)
Asustek Computer       5,754,768         6,502,531
Chunghwa Telecom       5,156,130         8,316,151
First Financial
 Holding              10,533,532         5,633,991
Hon Hai Precision
 Industry              3,103,300         6,126,807
Taiwan Semiconductor
 Mfg                   8,334,000        11,386,148
Taiwan Semiconductor
 Mfg ADR                 443,963         3,507,308
Tripod Technology      3,203,348         3,165,839
U-Ming Marine
 Transport             2,369,000         2,863,578
                                   ---------------
Total                                   47,502,353
--------------------------------------------------


TURKEY (1.6%)
Turkiye Garanti
 Bankasi               6,770,697(b)     11,749,340
--------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $785,803,643)                  $682,305,015
--------------------------------------------------



OTHER (--%)(c)
ISSUER                  SHARES            VALUE(a)
HONG KONG
China Overseas Land
 & Investment
 Rights                  155,920(b)        $55,929
--------------------------------------------------
TOTAL OTHER
(Cost: $--)                                $55,929
--------------------------------------------------



MONEY MARKET FUND (2.9%)
                        SHARES            VALUE(a)
RiverSource Short-
 Term Cash Fund,
 0.48%                20,471,243(f)    $20,471,243
--------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $20,471,243)                    $20,471,243
--------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $806,274,886)(h)               $702,832,187
--------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  257

Threadneedle VP - Emerging Markets Fund


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Dec. 31, 2008:


                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Auto Components                                                         0.1%              $394,156
Beverages                                                               1.6             11,389,531
Capital Markets                                                         1.0              7,437,553
Chemicals                                                               0.8              6,021,971
Commercial Banks                                                       15.6            110,933,083
Computers & Peripherals                                                 0.9              6,502,531
Diversified Financial Services                                          1.2              8,282,770
Diversified Telecommunication Services                                  3.5             25,038,150
Electric Utilities                                                      3.7             26,068,838
Electrical Equipment                                                    0.7              4,919,858
Electronic Equipment, Instruments & Components                          1.3              9,292,646
Energy Equipment & Services                                             0.2              1,430,607
Food & Staples Retailing                                                2.2             15,558,286
Food Products                                                           0.6              3,969,664
Health Care Equipment & Supplies                                        0.7              5,251,783
Household Durables                                                      0.5              3,660,112
Insurance                                                               6.6             47,339,510
Internet Software & Services                                            0.7              4,834,151
IT Services                                                             5.9             42,181,917
Leisure Equipment & Products                                            0.9              6,288,664
Marine                                                                  0.4              2,863,578
Media                                                                   1.3              9,582,143
Metals & Mining                                                         5.9             41,748,765
Multi-Utilities                                                         0.1                678,000
Oil, Gas & Consumable Fuels                                            10.2             72,688,856
Pharmaceuticals                                                         5.5             39,346,066
Real Estate Management & Development                                    1.3              9,567,276
Semiconductors & Semiconductor Equipment                                4.5             32,345,332
Software                                                                0.7              5,311,769
Specialty Retail                                                        1.1              7,793,725
Thrifts & Mortgage Finance                                              1.0              6,936,539
Tobacco                                                                 2.1             15,082,818
Wireless Telecommunication Services                                    12.9             91,620,296
Other(1)                                                                2.9             20,471,243
--------------------------------------------------------------------------------------------------
Total                                                                                 $702,832,187
--------------------------------------------------------------------------------------------------



(1)Cash & Cash Equivalents

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $4,767,069 or 0.7% of net assets.


--------------------------------------------------------------------------------
258  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                                 ACQUISITION
SECURITY                                                            DATES                 COST
-------------------------------------------------------------------------------------------------
Eurasia Drilling GDR*                                      11-02-07 thru 09-22-08      $9,486,390
X5 Retail Group GDR*                                       12-16-08 thru 12-18-08       3,639,789


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(g) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(h) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $874,067,894 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                     $21,818,515
Unrealized depreciation                                                    (193,054,222)
---------------------------------------------------------------------------------------
Net unrealized depreciation                                               $(171,235,707)
---------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 1 to the financial statements -- Valuation of securities.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                              FAIR VALUE AT DEC. 31, 2008
                                        ----------------------------------------------------------------------
                                             LEVEL 1             LEVEL 2
                                          QUOTED PRICES           OTHER            LEVEL 3
                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                           MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                             IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                 $197,077,366        $505,754,821           $--          $702,832,187






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  259

PORTFOLIO OF INVESTMENTS

Threadneedle VP - International Opportunity Fund
DEC. 31, 2008
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES



COMMON STOCKS (98.1%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.5%)
BHP Billiton                                           272,158             $5,897,878
Boart Longyear Group                                 2,479,064                356,356
CSL                                                    198,195              4,767,659
Macquarie Group                                        116,841              2,418,948
Newcrest Mining                                        225,565              5,476,910
QBE Insurance Group                                    208,979              3,852,789
Rio Tinto                                               42,678              1,166,642
                                                                      ---------------
Total                                                                      23,937,182
-------------------------------------------------------------------------------------


BELGIUM (1.3%)
Colruyt                                                 33,403              7,210,157
-------------------------------------------------------------------------------------


CANADA (1.5%)
Canadian Pacific Railway                               110,000              3,708,902
ShawCor Cl A                                           140,000              2,120,619
Suncor Energy                                          120,000              2,341,945
                                                                      ---------------
Total                                                                       8,171,466
-------------------------------------------------------------------------------------


CHINA (0.8%)
China Merchants Bank Series H                        2,379,000              4,451,341
-------------------------------------------------------------------------------------


FINLAND (0.7%)
Sampo Series A                                         206,978              3,935,174
-------------------------------------------------------------------------------------


FRANCE (10.8%)
Air Liquide                                             37,596              3,458,507
ALSTOM                                                  73,272              4,386,263
BNP Paribas                                             95,763              4,152,153
Essilor Intl                                           114,914              5,422,365
France Telecom                                         247,015              6,915,942
LVMH Moet Hennessy Louis Vuitton                        45,946              3,093,085
Pernod Ricard                                          116,898              8,723,168
Sanofi-Aventis                                          56,086              3,603,575
Societe Generale                                        86,522              4,409,261
Total                                                  242,662             13,401,366
                                                                      ---------------
Total                                                                      57,565,685
-------------------------------------------------------------------------------------


GERMANY (7.0%)
Allianz                                                106,893             11,409,416
Bayer                                                  112,297              6,547,495
Daimler                                                100,419              3,800,177
Fresenius Medical Care & Co                            191,135              8,908,476
Linde                                                   49,491              4,228,162
Wincor Nixdorf                                          57,072              2,681,123
                                                                      ---------------
Total                                                                      37,574,849
-------------------------------------------------------------------------------------


HONG KONG (4.6%)
China Mobile                                           645,000              6,544,329
China Overseas Land & Investment                     4,487,250              6,300,800
Esprit Holdings                                        695,500              3,963,294
Hong Kong Exchanges and Clearing                       444,000              4,262,870
Li & Fung                                            1,904,000              3,290,528
                                                                      ---------------
Total                                                                      24,361,821
-------------------------------------------------------------------------------------


IRELAND (1.0%)
CRH                                                    202,377              5,151,024
-------------------------------------------------------------------------------------


ISRAEL (1.2%)
Israel Chemicals                                       223,243              1,564,894
Teva Pharmaceutical Inds ADR                           107,797              4,588,918
                                                                      ---------------
Total                                                                       6,153,812
-------------------------------------------------------------------------------------


JAPAN (22.5%)
Ajinomoto                                               40,000                436,372
AMADA                                                  119,000                578,517
Asahi Breweries                                        141,400              2,443,738
Bridgestone                                             86,400              1,295,395
Canon                                                   84,550              2,677,749
Central Japan Railway                                      174              1,508,376
Chubu Electric Power                                    99,100              3,017,040
Daito Trust Construction                                11,800                619,160
Daiwa House Industry                                    43,000                421,412
Daiwa Securities Group                                 143,000                858,096
eAccess                                                    870                544,706
East Japan Railway                                         337              2,663,239
FamilyMart                                              60,800              2,639,286
FANUC                                                   19,800              1,418,476
Fukuoka Financial Group                                175,000                764,584
Hitachi                                                416,000              1,613,750
Honda Motor                                            107,200              2,282,212
Hoya                                                    94,000              1,641,097
Jafco                                                   21,400                546,660
Japan Tobacco                                              597              1,976,596
JFE Holdings                                            59,200              1,572,593
Kansai Electric Power                                   92,600              2,681,068
KDDI                                                       442              3,154,620
Keyence                                                  5,100              1,047,649
Kirin Holdings                                          74,000                983,424
Kobe Steel                                             287,000                527,021
Komatsu                                                108,600              1,384,746
Konami                                                  23,600                611,559
Makita                                                  26,300                588,180
Mitsubishi                                              19,000                268,998
Mitsubishi Electric                                    140,000                876,958
Mitsubishi Estate                                       91,000              1,502,556
Mitsubishi Gas Chemical                                 73,000                299,402
Mitsubishi Heavy Inds                                  162,000                723,699
Mitsubishi Logistics                                   172,000              2,179,700
Mitsubishi UFJ Financial Group                         763,300              4,795,337
Mitsui & Co                                            223,000              2,291,512
Mitsui Fudosan                                         109,000              1,816,472
Mizuho Financial Group                                     826              2,441,493
Murata Mfg                                              16,700                654,542
Nintendo                                                 7,800              2,979,469
Nippon Electric Glass                                   74,000                390,445
Nippon Oil                                              79,000                400,382
Nippon Sheet Glass                                     141,000                466,611
Nippon Telegraph & Telephone                               586              3,145,607
Nippon Yusen Kabushiki Kaisha                           95,000                585,392
Nomura Holdings                                        137,200              1,141,868
NTT Data                                                   119                479,247
NTT DoCoMo                                               1,814              3,568,950
Obayashi                                                48,000                286,765
Oji Paper                                               50,000                293,828
Ono Pharmaceutical                                      36,600              1,904,710
Oracle Japan                                             7,400                320,377
ORIX                                                     5,620                320,766
Pacific Golf Group Intl Holdings                         1,323                468,166
Ricoh                                                   80,000              1,024,886
SECOM                                                   41,300              2,130,242
Sekisui Chemical                                       331,000              2,065,544
Sekisui House                                          137,000              1,208,143
Seven & I Holdings                                     107,600              3,696,753
Shin-Etsu Chemical                                      50,500              2,329,626
Shionogi & Co                                          125,000              3,226,711
Sompo Japan Insurance                                   97,000                717,937
Sony Financial Holdings                                    332              1,266,503
Sumitomo                                               149,800              1,328,032
Sumitomo Chemical                                      134,000                459,156
Sumitomo Heavy Inds                                    157,000                627,772
Sumitomo Metal Inds                                    454,000              1,120,940
Sumitomo Mitsui Financial Group                            445              1,919,150
Sundrug                                                 17,100                474,840
T&D Holdings                                            26,200              1,108,449
Takeda Pharmaceutical                                   49,800              2,594,546
Tokio Marine Holdings                                   63,000              1,865,831
Tokyo Electron                                          16,000                563,009
Tokyo Gas                                              856,000              4,337,045
Tokyu                                                  152,000                766,023
Toyota Motor                                           187,200              6,185,789
Trend Micro                                             34,500              1,211,207
UBE Inds                                               203,000                570,005
Yahoo! Japan                                             1,967                806,732


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
260  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Yamato Transport                                        17,000               $222,208
                                                                      ---------------
Total                                                                     120,927,652
-------------------------------------------------------------------------------------


MALAYSIA (0.2%)
IOI                                                  1,000,300              1,035,830
-------------------------------------------------------------------------------------


MEXICO (0.4%)
America Movil ADR Series L                              72,136              2,235,495
-------------------------------------------------------------------------------------


NETHERLANDS (3.4%)
Koninklijke (Royal) KPN                                687,764             10,043,994
Koninklijke Ahold                                      179,019              2,215,958
Royal Dutch Shell Series A                             214,305              5,691,626
                                                                      ---------------
Total                                                                      17,951,578
-------------------------------------------------------------------------------------


PORTUGAL (1.0%)
Jeronimo Martins                                       925,347              5,162,522
-------------------------------------------------------------------------------------


SINGAPORE (0.9%)
DBS Group Holdings                                     422,000              2,517,454
Keppel                                                 686,000              2,109,332
                                                                      ---------------
Total                                                                       4,626,786
-------------------------------------------------------------------------------------


SOUTH AFRICA (0.6%)
First Uranium                                          300,000(b)             451,703
MTN Group                                              245,111              2,857,442
                                                                      ---------------
Total                                                                       3,309,145
-------------------------------------------------------------------------------------


SPAIN (2.2%)
Banco Santander                                        628,018              6,094,381
Inditex                                                124,374              5,563,391
                                                                      ---------------
Total                                                                      11,657,772
-------------------------------------------------------------------------------------


SWEDEN (0.6%)
Atlas Copco Series B                                   373,666              2,959,043
-------------------------------------------------------------------------------------


SWITZERLAND (11.8%)
ABB                                                    137,472(b)           2,092,830
Credit Suisse Group                                    147,675              4,131,348
Lonza Group                                             66,364              6,142,019
Nestle                                                 435,876             17,229,932
Novartis                                                85,446              4,271,835
Roche Holding                                          129,095             19,951,436
SGS                                                      2,112              2,205,016
Syngenta                                                35,973              6,976,189
                                                                      ---------------
Total                                                                      63,000,605
-------------------------------------------------------------------------------------


TAIWAN (0.3%)
Hon Hai Precision Industry                             703,800              1,389,504
-------------------------------------------------------------------------------------


UNITED KINGDOM (20.8%)
Amlin                                                  568,952              3,000,243
BAE Systems                                            850,931              4,698,034
BG Group                                               944,292             13,260,018
BP                                                     963,564              7,546,026
British American Tobacco                               369,076              9,767,642
Capita Group                                           332,054              3,613,575
Centrica                                             1,204,542              4,704,499
Home Retail Group                                      695,724              2,178,440
HSBC Holdings                                          240,550              2,388,447
Natl Grid                                              435,194              4,362,706
Next                                                   235,160              3,748,917
Prudential                                             826,584              5,090,316
RSA Insurance Group                                  4,659,977              9,420,672
Shire                                                  259,034              3,870,891
Standard Chartered                                     423,836              5,502,067
Tesco                                                1,104,550              5,834,821
Tullow Oil                                             407,221              3,955,350
Vodafone Group                                       7,560,859             15,706,502
Wm Morrison Supermarkets                               825,308              3,393,768
                                                                      ---------------
Total                                                                     112,042,934
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $653,923,975)                                                     $524,811,377
-------------------------------------------------------------------------------------



OTHER (0.1%)
ISSUER                                                 SHARES                VALUE(a)
HONG KONG (--%)
China Overseas Land & Investment
 Rights                                                179,490(b)             $64,384
-------------------------------------------------------------------------------------


SINGAPORE (0.1%)
DBS Group Holdings Rights                              211,000(b)             444,960
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $796,282)                                                             $509,344
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              5,849,010(d)          $5,849,010
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,849,010)                                                         $5,849,010
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $660,569,267)(e)                                                  $531,169,731
-------------------------------------------------------------------------------------




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Dec. 31, 2008:


                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense                                                    0.9%             $4,698,034
Air Freight & Logistics                                                 --                 222,208
Auto Components                                                        0.2               1,295,395
Automobiles                                                            2.3              12,268,178
Beverages                                                              2.3              12,150,330
Biotechnology                                                          0.9               4,767,659
Building Products                                                      0.1                 466,611
Capital Markets                                                        1.7               9,096,920
Chemicals                                                              3.7              19,885,941
Commercial Banks                                                       7.5              39,880,628
Commercial Services & Supplies                                         0.4               2,130,242
Computers & Peripherals                                                0.5               2,681,123
Construction & Engineering                                             0.1                 643,121
Construction Materials                                                 1.0               5,151,024
Consumer Finance                                                       0.1                 320,766
Distributors                                                           0.6               3,290,528
Diversified Financial Services                                         0.8               4,262,870
Diversified Telecommunication Services                                 3.8              20,105,543


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  261

Threadneedle VP - International Opportunity Fund

                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS           VALUE
--------------------------------------------------------------------------------------------------
Electric Utilities                                                     1.1%             $5,698,108
Electrical Equipment                                                   1.4               7,356,051
Electronic Equipment, Instruments & Components                         1.3               6,736,987
Energy Equipment & Services                                            0.4               2,120,619
Food & Staples Retailing                                               5.7              30,628,105
Food Products                                                          3.5              18,702,134
Gas Utilities                                                          0.8               4,337,045
Health Care Equipment & Supplies                                       1.0               5,422,365
Health Care Providers & Services                                       1.7               8,908,476
Hotels, Restaurants & Leisure                                          0.1                 468,166
Household Durables                                                     0.7               3,861,867
Industrial Conglomerates                                               0.4               2,109,332
Insurance                                                              7.8              41,667,330
Internet & Catalog Retail                                              0.4               2,178,440
Internet Software & Services                                           0.3               1,351,438
IT Services                                                            0.1                 479,247
Life Sciences Tools & Services                                         1.1               6,142,019
Machinery                                                              1.4               7,692,253
Marine                                                                 0.1                 585,392
Metals & Mining                                                        3.0              16,213,687
Multiline Retail                                                       0.7               3,748,917
Multi-Utilities                                                        1.7               9,067,205
Office Electronics                                                     0.7               3,702,635
Oil, Gas & Consumable Fuels                                            8.7              46,596,713
Paper & Forest Products                                                0.1                 293,828
Pharmaceuticals                                                        9.4              50,560,117
Professional Services                                                  1.1               5,818,591
Real Estate Management & Development                                   2.0              10,724,784
Road & Rail                                                            1.6               8,646,540
Semiconductors & Semiconductor Equipment                               0.1                 563,009
Software                                                               1.0               5,122,612
Specialty Retail                                                       1.8               9,526,685
Textiles, Apparel & Luxury Goods                                       0.6               3,093,085
Tobacco                                                                2.2              11,744,238
Trading Companies & Distributors                                       0.7               3,888,542
Transportation Infrastructure                                          0.4               2,179,700
Wireless Telecommunication Services                                    6.4              34,067,338
Other(1)                                                               1.1               5,849,010
--------------------------------------------------------------------------------------------------
Total                                                                                 $531,169,731
--------------------------------------------------------------------------------------------------




(1)   Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2008



                                                     CURRENCY TO      CURRENCY TO       UNREALIZED
EXCHANGE DATE                                       BE DELIVERED      BE RECEIVED      APPRECIATION
------------------------------------------------------------------------------------------------------------
Jan. 5, 2009                                          75,000,000          830,197         $3,204
                                                    Japanese Yen      U.S. Dollar
------------------------------------------------------------------------------------------------------------
Jan. 6, 2009                                             900,000          849,377          5,258
                                                     Swiss Franc      U.S. Dollar
------------------------------------------------------------------------------------------------------------
Total                                                                                     $8,462
------------------------------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
262  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

Threadneedle VP - International Opportunity Fund

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

(e) At Dec. 31, 2008, the cost of securities for federal income tax purposes was $666,093,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $29,156,391
     Unrealized depreciation                                                   (164,080,601)

     --------------------------------------------------------------------------------------
     Net unrealized depreciation                                              $(134,924,210)
     --------------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                 FAIR VALUE AT DEC. 31, 2008
                                              ----------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2
                                                QUOTED PRICES         OTHER          LEVEL 3
                                                  IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                 MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in securities                        $20,260,566      $510,909,165         $--        $531,169,731
Other financial instruments*                              --             8,462          --               8,462

--------------------------------------------------------------------------------------------------------------
Total                                            $20,260,566      $510,917,627         $--        $531,178,193
--------------------------------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  263

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of RiverSource Partners
VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Large Cap Equity Fund, RiverSource
VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource
VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource
VP - Short Duration U.S. Government Fund, RiverSource VP - Small Cap Advantage Fund, Threadneedle VP - Emerging Markets Fund, and Threadneedle
VP - International Opportunity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource Partners VP - Fundamental Value Fund, formerly RiverSource VP - Fundamental Value Fund, RiverSource Partners
VP - Select Value Fund, formerly RiverSource VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, formerly RiverSource VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Short Duration U.S. Government Fund, RiverSource VP - Small Cap Advantage Fund, Threadneedle
VP - Emerging Markets Fund, formerly RiverSource VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund, formerly RiverSource
VP - International Opportunity Fund (the Funds) (twenty-one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2008, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
264  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 163 funds, which includes 104 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  265

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 66
Board member since 2008    Counsel, Lewis &      Digital Ally, Inc. (digital imaging); Infinity, Inc.
                           Munday, P.C. since    (oil and gas exploration and production); OGE Energy
                           1987; Vice President  Corp. (energy and energy services)
                           and General Counsel,
                           Automotive Legal
                           Affairs, Chrysler
                           Corporation 1990-
                           1997
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 64                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------




BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Chief Executive Officer
                                                 and President, RiverSource Fund Distributors, Inc.
                                                 since 2008; Senior Vice President -- Chief Investment
                                                 Officer, Ameriprise Financial, Inc. and Chairman of the
                                                 Board and Chief Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------



* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380 or contacting your financial institution.


--------------------------------------------------------------------------------
266  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC
100 Park Avenue            Officer since 2009*   since 2009; Chief Compliance Officer for each of the
New York, NY 10017                               investment companies of the Seligman group of funds
Age 57                                           since 2004; Anti Money Laundering Prevention Officer
                                                 and Identity Theft Prevention officer for each of the
                                                 investment companies of the Seligman group of funds
                                                 since 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 investment companies of the Seligman group of funds,
                                                 2004- 2008.
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006*   RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------



* Effective February 2009, Ms. Lammers no longer serves as the Chief Compliance Officer for the funds and Ms. Hoagland now serves in that capacity.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  267

APPROVAL OF THE SUBADVISORY AGREEMENT BETWEEN TURNER INVESTMENT PARTNERS, INC. AND RIVERSOURCE INVESTMENTS, LLC
(FOR RIVERSOURCE PARTNERS VARIABLE PORTFOLIO -- SMALL CAP VALUE FUND)

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to RiverSource Partners Variable Portfolio -- Small Cap Value Fund (the "Fund"). Under an investment management services agreement ("IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the "Subadvisory Agreement") between RiverSource Investments and Turner Investment Partners, Inc. ("Turner" or the "subadviser"), Turner has provided portfolio management and related services for the Fund since June 6, 2008.

At the April 9-10, 2008 in-person Board meeting, the Board, including all of the Independent Trustees, reviewed various factors relevant to the Board's consideration of the Subadvisory Agreement and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by Turner: The Board considered: (i) Turner's organization, (ii) its favorable history, reputation, qualification and background, as well as the qualifications of its personnel,
(iii) the expertise that Turner offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios, (iv) its proposed investment strategy for the Fund, (v) its long- and short-term performance relative to comparable mutual funds and unmanaged indexes, and (vi) its compliance program. The Board specifically took into account Turner's investment process, evaluating how the proposed subadviser would compliment the Fund's four existing Subadvisers. The Board also discussed the acceptability of the terms of the Turner Subadvisory Agreement, noting the substantial similarity to the terms of the other Subadvisory Agreements. The Board also discussed Turner's back-office, compliance and operational capabilities. Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Turner was in a position to provide a high quality of services to the Fund.

Investment Performance of Turner: For purposes of evaluating the nature, extent and quality of services provided under the Turner Subadvisory Agreement, the Board carefully reviewed Turner's strong performance history. In this regard, the Board accorded weight to certain of Turner's other similarly managed accounts solid absolute and relative returns (versus the Fund's benchmarks) over one, three and five year periods. The Board concluded that, in light of the market conditions, Turner performed favorably.

Costs of Services Provided: The Board reviewed the proposed level of subadvisory fees, noting that the proposed subadvisory fees would be paid by RiverSource Investments and would not impact the fees paid by the Fund. The Board discussed the differences in the subadvisory fee rates applicable to the Fund's different subadvisers, and noted that the subadvisory fees paid by RiverSource Investments to Franklin Portfolio were more than the subadvisory fees proposed to be paid to Turner. The Board observed that the proposed subadvisory fee level for Turner was comparable to those charged by the Fund's other subadvisers. The Board concluded that the proposed subadvisory fees were reasonable.

Profitability and Economies of Scale to be Realized: The Board recognized that, because Turner's fees would be paid by RiverSource Investments and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board's consideration of the IMS Agreement, which was separately considered and renewed in the April 2008 meeting. Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees payable under the Turner Subadvisory Agreement were fair and reasonable in light of the proposed services to be provided. In reaching this conclusion, no single factor was determinative.


--------------------------------------------------------------------------------
268  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 ANNUAL REPORT  269

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474


                    This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Variable Portfolio Funds are distributed by
                    RiverSource Distributors, Inc., Member FINRA, and managed by
(RIVERSOURCE        RiverSource Investments, LLC. Insurance and Annuities are issued by
INVESTMENTS LOGO)   RiverSource Life Insurance Company. These companies are part of
                    Ameriprise Financial, Inc.
                    (C)2009 RiverSource Investments, LLC.



S-6466 AD (2/09)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO -- CORE EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2008


RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

THIS FUND IS CLOSED TO NEW INVESTORS.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


Questions & Answers
  with Portfolio Management........    3

The Fund's Long-term Performance...    8

Fund Expenses Example..............   10

Portfolio of Investments...........   12

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Notes to Financial Statements......   22

Financial Highlights...............   34

Report of Independent Registered
  Public Accounting Firm...........   35

Board Members and Officers.........   36

Proxy Voting.......................   40




--------------------------------------------------------------------------------
2  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Dimitris Bertsimas and Gina Mourtzinou became the Fund's portfolio managers on Nov. 1, 2008. Below, they discuss RiverSource Variable Portfolio - Core Equity Fund's results for the fiscal year ended Dec. 31, 2008 and their strategy for managing the Fund going forward.

Q: How did RiverSource Variable Portfolio (VP) - Core Equity Fund perform for the fiscal year ended Dec. 31, 2008?

A: RiverSource Variable Portfolio (VP) - Core Equity Fund declined 41.62% for the 12 months ended Dec. 31, 2008. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which declined 37.00%, and its previous benchmark, the Russell 1000(R) Index, which declined 37.60%. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which declined 37.07%.

Q:   What factors had a significant impact on performance?

A: The past fiscal year was marked by a deteriorating economic environment, widely publicized corporate bankruptcies, unprecedented government intervention in securities markets and extremely high volatility. Investors embarked on a flight to quality that benefited U.S. Treasuries and gold, while most other types of investments declined. Within the equity markets, investors preferred defensive industry positions, but no sector escaped the broad price declines.

                             PERFORMANCE COMPARISON
                    For the annual period ended Dec. 31, 2008

                                   (BAR CHART)

RiverSource VP - Core Equity Fund                                  -41.62%

S&P 500 Index (unmanaged)                                          -37.00%

Russell 1000 Index (unmanaged)                                     -37.60%

Lipper Large-Cap Core Funds Index                                  -37.07%




The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.



 (see "The Fund's Long-term Performance" for Index descriptions)


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  3

     The Fund had value-oriented and growth-oriented portfolio segments, but stock valuation consideration was also a thread running through the entire portfolio. However, for most of the fiscal year, valuation was not an effective characteristic for choosing stocks that had the potential to outperform.

     Overall, the Fund's sector weightings had a positive effect on performance relative to the S&P 500 Index. The Fund benefited from having less of the portfolio allocated to the financials and information technology sectors compared with the S&P 500 Index. The portfolio's cash position was also an important contributor during the period.

     Having a smaller consumer staples position compared with the S&P 500 Index did not help results. Traditionally considered to be defensive, the consumer staples sector performed well as investors sought companies that would be less affected by the economic slowdown. The Fund also held some stocks that are not included in the S&P 500 Index. As a group, these holdings contributed to relative return.

     Stock selection in the financials, consumer discretionary and industrials sectors was largely responsible for the Fund's underperformance vs. the S&P 500 Index. On the other hand, stock selection in the health care and energy sectors was strong and added to relative performance.

     In the financials sector, individual detractors included CITIGROUP and BANK OF AMERICA, while ALLSTATE contributed to relative return. Within consumer discretionary, VIRGIN MEDIA and SIRIUS XM RADIO were significant detractors. Discount retailer WAL-MART STORES and home improvement retailer HOME DEPOT had a positive effect on relative performance. In the industrials sector, the key detractor was BOEING. GENERAL ELECTRIC (GE) declined sharply, affecting the Fund's return. However, the Fund's weighting in GE was smaller than that of the S&P 500 Index, so its impact on relative return was favorable. In the health care sector, GENENTECH added to relative performance and among energy companies, OCCIDENTAL PETROLEUM had a positive effect on relative return.

Q:   What changes did you make to the Fund during the period?

A: Since we began managing the Fund on Nov. 1, 2008, we have been evaluating the existing holdings and gradually repositioning the portfolio in line with our quantitative investment approach.

     Because no single measure of investment potential can be successful all of the time, we use three different quantitative models to select portfolio holdings: a

--------------------------------------------------------------------------------
4 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT value model, a quality-adjusted value model and a momentum model. Using value models along with a momentum model provides style diversification that may help reduce risk and improve potential for return consistency.

     - Our VALUE MODEL looks for stocks with low price-to-earnings ratios based on an assessment of a company's earnings potential two years into the future.

     - Our QUALITY-ADJUSTED VALUE MODEL is based on the belief that companies demonstrating dependable profitability and low debt levels are generally worth buying at somewhat less of a discount. The model selects stocks that might not have as much rebound potential as pure value stocks, but may have less downside risk.

     - The MOMENTUM MODEL analyzes recent stock price performance to assess whether investor sentiment toward a stock might be improving, increasing the likelihood the stock will outperform the market average.

     We use a proprietary portfolio optimizer to help manage risk on several dimensions to minimize volatility and maximize risk-adjusted returns. In keeping with these risk management controls, we reduced some of the portfolio's largest individual positions.

     Currently, our models call for an emphasis on financials, energy and materials sector stocks. As part of our repositioning, we increased the Fund's allocations to these sectors, which had been underweight compared with the S&P 500 Index, but are now overweight. We reduced the Fund's weightings in the consumer discretionary, telecommunications services and information technology sectors, which is also in keeping with the preferences of our models. Our strategy for managing the Fund's cash position is to generally keep the Fund as fully invested as possible while maintaining sufficient liquidity to meet shareholder redemption requests.

Q:   How do you plan to manage the Fund in the coming months?

A: Our approach is built upon the idea of consistency and style diversification through the use of our three quantitative models. Despite negative investor sentiment and the poor economic environment, our models suggest there is light at the end of the tunnel. We are positioning the Fund for a potential market rebound in 2009. Currently, our models prefer the financials, energy and health care sectors, with less emphasis on telecommunications, utilities and information technology, compared with the S&P 500 Index.


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  5

     We are convinced of the merit of our multifaceted, disciplined approach to managing portfolio construction and risk, and we believe our combination of style diversification and rigorous risk management will result in a high quality portfolio with the potential to perform well over the long term.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.



--------------------------------------------------------------------------------
6  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

 SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2008

(PIE CHART)

Health Care                          16.5%
Financials                           16.0%
Energy                               14.8%
Consumer Staples                     10.9%
Consumer Descretionary               10.8%
Industrials                           9.5%
Other(1)                             21.5%




() *Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Information Technology 8.8%, Materials 3.1%, Utilities 1.7%, Telecommunication Services 0.4% and Cash & Cash Equivalents 7.5%.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

 TOP TEN HOLDINGS

Percentage of portfolio assets at Dec. 31, 2008


Pfizer                                  5.4%
Wal-Mart Stores                         5.2
Chevron                                 4.1
Johnson & Johnson                       4.0
JPMorgan Chase & Co                     3.7
Home Depot                              2.2
Gilead Sciences                         2.1
Exxon Mobil                             2.0
Citigroup                               1.8
Virgin Media                            1.7


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date, are subject to change at any time, and are not recommendations to buy or sell any security.

The 10 holdings listed here make up 32.2% of portfolio assets.

 ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS DATED
 MAY 1, 2008)

TOTAL FUND EXPENSES                                   NET FUND EXPENSES(A)
0.48%                                                         0.40%


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses indefinitely. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.40%.

 AVERAGE ANNUAL TOTAL RETURNS


AT DEC. 31, 2008


1 year                                                -41.62%

3 years                                               -11.27%

Since inception (9/10/04)                              -5.16%




--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  7

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio -- Core Equity Fund (from 9/10/04 to 12/31/08) as compared to the performance of three widely cited performance indices, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.



--------------------------------------------------------------------------------
8  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND LINE GRAPH)

                   RIVERSOURCE VARIABLE
                         PORTFOLIO                                                    LIPPER LARGE-CAP
                        CORE EQUITY           RUSSELL 1000           S&P 500             CORE FUNDS
                       FUND                    INDEX (2)             INDEX(1)           INDEX(3)
                   --------------------    -----------------    -----------------    -----------------
9/10/04                    10,000                10,000               10,000               10,000
12/04                      10,693                10,912               10,842               10,783
12/05                      11,396                11,596               11,374               11,400
12/06                      13,195                13,389               13,170               12,926
12/07                      13,633                14,161               13,893               13,783
12/08                       7,959                 8,837                8,753                8,674




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.*
(2) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.*
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
 * On Nov. 1, 2008, the S&P 500 Index replaced the Russell 1000 Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                                                                           DIRECT AND
                                                                            INDIRECT
                            BEGINNING        ENDING     DIRECT EXPENSES  EXPENSES PAID
                          ACCOUNT VALUE  ACCOUNT VALUE    PAID DURING      DURING THE
                           JULY 1, 2008  DEC. 31, 2008   THE PERIOD(A)     PERIOD(B)
  Actual(c)                   $1,000       $  679.90         $1.69           $1.73
  Hypothetical
  (5% return before
  expenses)                   $1,000       $1,023.13         $2.03           $2.09


ANNUALIZED EXPENSE RATIOS

                                          FUND'S     ACQUIRED FUND
                                        ANNUALIZED      FEES AND    NET FUND
                                      EXPENSE RATIO     EXPENSES    EXPENSES
                                           .40%           .01%        .41%



(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(c) Based on the actual return of -32.01% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS

DEC. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (92.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
General Dynamics                                        12,124               $698,222
Rockwell Collins                                         2,349                 91,822
United Technologies                                      6,970                373,592
                                                                      ---------------
Total                                                                       1,163,636
-------------------------------------------------------------------------------------


AIR FREIGHT & LOGISTICS (0.4%)
CH Robinson Worldwide                                   11,378                626,131
-------------------------------------------------------------------------------------


AIRLINES (0.1%)
Southwest Airlines                                      29,671                255,764
-------------------------------------------------------------------------------------


AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                  13,697(b)              81,771
Johnson Controls                                         4,632                 84,117
                                                                      ---------------
Total                                                                         165,888
-------------------------------------------------------------------------------------


AUTOMOBILES (0.1%)
Ford Motor                                              17,637(b)              40,389
General Motors                                           4,415                 14,128
Harley-Davidson                                         10,726                182,020
                                                                      ---------------
Total                                                                         236,537
-------------------------------------------------------------------------------------


BEVERAGES (2.7%)
Brown-Forman Cl B                                        3,969                204,364
Coca-Cola                                               44,483              2,013,745
PepsiCo                                                 46,000              2,519,420
                                                                      ---------------
Total                                                                       4,737,529
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (2.6%)
Genentech                                               10,140(b)             840,707
Gilead Sciences                                         70,902(b,f)         3,625,929
                                                                      ---------------
Total                                                                       4,466,636
-------------------------------------------------------------------------------------


BUILDING PRODUCTS (0.2%)
Masco                                                   26,945                299,898
-------------------------------------------------------------------------------------


CAPITAL MARKETS (1.3%)
BlackRock                                                3,186                427,402
Goldman Sachs Group                                      9,387                792,169
Morgan Stanley                                          71,162              1,141,439
                                                                      ---------------
Total                                                                       2,361,010
-------------------------------------------------------------------------------------


CHEMICALS (1.8%)
CF Inds Holdings                                         3,558                174,911
Dow Chemical                                           124,741(f)           1,882,343
Ecolab                                                   1,369                 48,120
EI du Pont de Nemours & Co                               7,658                193,747
Monsanto                                                 6,418                451,506
PPG Inds                                                 5,431                230,437
Sigma-Aldrich                                            3,942(f)             166,510
                                                                      ---------------
Total                                                                       3,147,574
-------------------------------------------------------------------------------------


COMMERCIAL BANKS (1.9%)
BB&T                                                    20,581                565,154
Comerica                                                12,806                254,199
Fifth Third Bancorp                                     32,686                269,986
KeyCorp                                                 32,889                280,214
Marshall & Ilsley                                       14,426                196,771
SunTrust Banks                                          15,575                460,086
Wachovia                                                95,067                526,671
Wells Fargo & Co                                        28,892                851,736
                                                                      ---------------
Total                                                                       3,404,817
-------------------------------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES (0.6%)
Avery Dennison                                           3,406(f)             111,478
Republic Services                                        6,896                170,947
RR Donnelley & Sons                                     11,221                152,381
Waste Management                                        19,873                658,592
                                                                      ---------------
Total                                                                       1,093,398
-------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems                                           14,748(b,f)           240,392
Corning                                                 16,386                156,159
Motorola                                                 9,426                 41,757
QUALCOMM                                                23,122                828,461
                                                                      ---------------
Total                                                                       1,266,769
-------------------------------------------------------------------------------------


COMPUTERS & PERIPHERALS (2.5%)
Apple                                                    8,503(b)             725,731
Hewlett-Packard                                         23,858                865,807


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMPUTERS & PERIPHERALS (CONT.)

IBM                                                     29,160             $2,454,105
Lexmark Intl Cl A                                       12,753(b)             343,056
                                                                      ---------------
Total                                                                       4,388,699
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                     17,513(b)             155,866
-------------------------------------------------------------------------------------


DISTRIBUTORS (0.2%)
Genuine Parts                                            7,487                283,458
-------------------------------------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
H&R Block                                               17,283                392,670
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (7.7%)
Apollo Management LP                                    93,600(d,e)           140,400
Bank of America                                        202,555              2,851,974
Citigroup                                              463,501              3,110,092
JPMorgan Chase & Co                                    203,484              6,415,851
KKR Financial Holdings LLC                              39,764                 62,827
Merrill Lynch & Co                                      69,877                813,368
                                                                      ---------------
Total                                                                      13,394,512
-------------------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
CenturyTel                                               3,173                 86,718
Embarq                                                  11,492                413,253
Frontier Communications                                  9,468                 82,750
                                                                      ---------------
Total                                                                         582,721
-------------------------------------------------------------------------------------


ELECTRIC UTILITIES (1.3%)
Entergy                                                  3,092                257,038
Exelon                                                  20,829              1,158,300
FirstEnergy                                             17,703                860,012
                                                                      ---------------
Total                                                                       2,275,350
-------------------------------------------------------------------------------------


ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                         9,763                357,423
-------------------------------------------------------------------------------------


ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Jabil Circuit                                           20,957                141,460
-------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes                                             6,782                217,499
BJ Services                                             16,087                187,735
ENSCO Intl                                               9,274                263,289
Halliburton                                             39,011                709,219
Nabors Inds                                             21,503(b,c)           257,391
Noble                                                    8,909                196,800
Rowan Companies                                          5,030                 79,977
Smith Intl                                               3,208                 73,431
Weatherford Intl                                        41,268(b)             446,520
                                                                      ---------------
Total                                                                       2,431,861
-------------------------------------------------------------------------------------


FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale                                         2,452                128,730
SUPERVALU                                                5,895                 86,067
Walgreen                                                17,068                421,068
Wal-Mart Stores                                        162,512              9,110,422
                                                                      ---------------
Total                                                                       9,746,287
-------------------------------------------------------------------------------------


FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                   4,767                137,433
Dean Foods                                               5,017(b)              90,155
General Mills                                           28,537              1,733,624
JM Smucker                                               1,959                 84,942
Sara Lee                                                44,027                431,024
Tyson Foods Cl A                                        13,348                116,928
                                                                      ---------------
Total                                                                       2,594,106
-------------------------------------------------------------------------------------


GAS UTILITIES (0.1%)
Nicor                                                    2,333                 81,048
Questar                                                  5,139                167,994
                                                                      ---------------
Total                                                                         249,042
-------------------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Becton Dickinson & Co                                    6,621                452,810
St. Jude Medical                                         2,278(b)              75,083
                                                                      ---------------
Total                                                                         527,893
-------------------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES (0.6%)
Cardinal Health                                          6,616                228,054
CIGNA                                                   31,191                525,568
Coventry Health Care                                     1,155(b,f)            17,186
Quest Diagnostics                                        2,990                155,211
Tenet Healthcare                                        42,707(b)              49,113
UnitedHealth Group                                       3,413                 90,786
                                                                      ---------------
Total                                                                       1,065,918
-------------------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE (0.1%)
Darden Restaurants                                       1,979(f)              55,768
Intl Game Technology                                     6,079                 72,279
Wyndham Worldwide                                       11,866                 77,723
                                                                      ---------------
Total                                                                         205,770
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOUSEHOLD DURABLES (0.8%)
Black & Decker                                           2,771               $115,856
Centex                                                   9,417                100,197
DR Horton                                               41,317                292,111
Harman Intl Inds                                         9,613                160,825
KB Home                                                  3,813                 51,933
Leggett & Platt                                          6,498                 98,705
Lennar Cl A                                              9,449                 81,923
Newell Rubbermaid                                        2,855                 27,922
Pulte Homes                                             13,342                145,828
Snap-On                                                  4,409                173,626
Stanley Works                                              613                 20,903
Whirlpool                                                2,490                102,962
                                                                      ---------------
Total                                                                       1,372,791
-------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                       15,827              1,084,783
Kimberly-Clark                                           6,018                317,389
                                                                      ---------------
Total                                                                       1,402,172
-------------------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                               1,419                 35,603
Dynegy Cl A                                             32,853(b)              65,706
                                                                      ---------------
Total                                                                         101,309
-------------------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                      15,299                880,304
Textron                                                  6,553                 90,890
Tyco Intl                                               56,582(c)           1,222,172
                                                                      ---------------
Total                                                                       2,193,366
-------------------------------------------------------------------------------------


INSURANCE (4.6%)
AFLAC                                                   10,367                475,223
Allstate                                                84,267              2,760,588
Chubb                                                   15,249                777,699
Marsh & McLennan Companies                              16,952                411,425
Progressive                                             94,029              1,392,569
Travelers Companies                                     47,945              2,167,114
                                                                      ---------------
Total                                                                       7,984,618
-------------------------------------------------------------------------------------


IT SERVICES (1.2%)
Affiliated Computer Services Cl A                        8,256(b)             379,363
Automatic Data Processing                                3,650                143,591
Convergys                                                  961(b)               6,160
MasterCard Cl A                                          5,634                805,268
Total System Services                                    1,524                 21,336
Visa Cl A                                                2,417                126,772
Western Union                                           45,924                658,550
                                                                      ---------------
Total                                                                       2,141,040
-------------------------------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak                                           18,095                119,065
Hasbro                                                   7,820                228,109
Mattel                                                  17,862                285,793
                                                                      ---------------
Total                                                                         632,967
-------------------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                              8,837                122,923
-------------------------------------------------------------------------------------


MACHINERY (1.1%)
Cummins                                                  3,633                 97,110
Deere & Co                                               6,478                248,237
Dover                                                    5,437                178,986
Eaton                                                    6,722                334,151
Flowserve                                                3,574                184,061
Illinois Tool Works                                     10,859                380,607
Ingersoll-Rand Cl A                                     12,882(c)             223,503
Manitowoc                                               18,959                164,185
Pall                                                     3,469                 98,624
                                                                      ---------------
Total                                                                       1,909,464
-------------------------------------------------------------------------------------


MEDIA (3.7%)
CBS Cl B                                                81,023                663,578
Comcast Cl A                                            84,457              1,425,634
Gannett                                                 54,370                434,960
Meredith                                                 6,093                104,312
New York Times Cl A                                     18,784                137,687
News Corp Cl A                                          19,932                181,182
Sirius XM Radio                                      2,655,861(b)             318,703
Time Warner Cable Cl A                                   7,704(b)             165,251
Virgin Media                                           608,764(e)           3,037,732
WorldSpace Cl A                                         16,896(b)                 161
                                                                      ---------------
Total                                                                       6,469,200
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS & MINING (1.2%)
AK Steel Holding                                         9,648                $89,919
Alcoa                                                    3,385                 38,115
Freeport-McMoRan Copper & Gold                           2,995                 73,198
Newmont Mining                                           7,366                299,796
Nucor                                                   25,904              1,196,765
Timminco                                                35,775(b,c)           103,905
United States Steel                                     10,065                374,418
                                                                      ---------------
Total                                                                       2,176,116
-------------------------------------------------------------------------------------


MULTILINE RETAIL (0.4%)
Big Lots                                                 4,973(b)              72,059
Family Dollar Stores                                    11,179                291,437
JC Penney                                                1,979                 38,986
Kohl's                                                   6,442(b)             233,200
Macy's                                                   5,752                 59,533
Nordstrom                                                7,160                 95,300
                                                                      ---------------
Total                                                                         790,515
-------------------------------------------------------------------------------------


MULTI-UTILITIES (0.2%)
TECO Energy                                              8,465                104,543
Wisconsin Energy                                         3,659                153,604
Xcel Energy                                              7,192                133,412
                                                                      ---------------
Total                                                                         391,559
-------------------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS (13.4%)
Apache                                                  15,672              1,168,034
Cabot Oil & Gas                                          9,501                247,026
Chesapeake Energy                                       40,175                649,630
Chevron                                                 97,521              7,213,627
ConocoPhillips                                          31,127              1,612,379
CONSOL Energy                                           14,119                403,521
EOG Resources                                           15,671              1,043,375
Exxon Mobil                                             44,054              3,516,831
Hess                                                    17,827                956,240
Marathon Oil                                            31,446                860,363
Massey Energy                                            6,518                 89,883
Murphy Oil                                               8,920                395,602
Noble Energy                                            13,311                655,167
Occidental Petroleum                                    15,216                912,808
Peabody Energy                                          20,960                476,840
Pioneer Natural Resources                                9,184                148,597
Range Resources                                          9,769                335,956
Southwestern Energy                                     31,547(b)             913,917
Spectra Energy                                          38,294                602,748
Sunoco                                                   4,513                196,135
Tesoro                                                   8,860                116,686
Valero Energy                                           14,396                311,529
XTO Energy                                              17,192                606,362
                                                                      ---------------
Total                                                                      23,433,256
-------------------------------------------------------------------------------------


PERSONAL PRODUCTS (0.2%)
Estee Lauder Companies Cl A                              8,813                272,850
-------------------------------------------------------------------------------------


PHARMACEUTICALS (12.9%)
Abbott Laboratories                                      8,608                459,409
Eli Lilly & Co                                          26,936              1,084,713
Forest Laboratories                                     33,004(b,f)           840,612
Johnson & Johnson                                      115,225              6,893,912
King Pharmaceuticals                                    58,015(b)             616,119
Merck & Co                                              61,105              1,857,592
Mylan                                                    8,691(b)              85,954
Pfizer                                                 532,766              9,435,285
Schering-Plough                                         30,669                522,293
Watson Pharmaceuticals                                   3,290(b)              87,415
Wyeth                                                   18,789                704,775
                                                                      ---------------
Total                                                                      22,588,079
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Equity Residential                                       8,029                239,425
-------------------------------------------------------------------------------------


ROAD & RAIL (4.8%)
Burlington Northern Santa Fe                            30,347              2,297,571
CSX                                                     52,462              1,703,441
Norfolk Southern                                        31,847(f)           1,498,401
Ryder System                                             5,190                201,268
Union Pacific                                           54,714              2,615,330
                                                                      ---------------
Total                                                                       8,316,011
-------------------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Altera                                                  18,736                313,079
Infineon Technologies                                   56,961(b,c)            76,286
Infineon Technologies ADR                               43,355(b,c)            60,697
Intel                                                   90,357              1,324,633
Linear Technology                                       13,797                305,190
LSI                                                     28,634(b)              94,206
MEMC Electronic Materials                                5,334(b)              76,170
Microchip Technology                                     8,569                167,353
Natl Semiconductor                                       8,094                 81,507
NVIDIA                                                   1,529(b)              12,339


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)

Spansion Cl A                                          173,164(b)             $32,780
Teradyne                                                 2,379(b)              10,039
Xilinx                                                  23,465                418,145
                                                                      ---------------
Total                                                                       2,972,424
-------------------------------------------------------------------------------------


SOFTWARE (2.5%)
BMC Software                                             9,015(b)             242,594
Compuware                                               16,919(b)             114,203
Microsoft                                              153,093              2,976,128
Oracle                                                  46,425(b)             823,115
Salesforce.com                                           6,554(b)             209,794
                                                                      ---------------
Total                                                                       4,365,834
-------------------------------------------------------------------------------------


SPECIALTY RETAIL (4.1%)
Abercrombie & Fitch Cl A                                 8,533                196,856
AutoNation                                              14,096(b)             139,268
AutoZone                                                 1,550(b)             216,179
Bed Bath & Beyond                                       13,037(b)             331,401
Best Buy                                                 8,799                247,340
Gap                                                     21,906                293,321
Home Depot                                             168,755              3,884,740
Limited Brands                                           8,260                 82,930
Lowe's Companies                                        52,789              1,136,019
Office Depot                                            35,155(b)             104,762
RadioShack                                               9,124                108,941
Sherwin-Williams                                         3,033                181,222
Staples                                                  7,067                126,641
Tiffany & Co                                             3,591                 84,855
                                                                      ---------------
Total                                                                       7,134,475
-------------------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                   22,576(b)             468,903
Jones Apparel Group                                     10,102                 59,198
Liz Claiborne                                           17,845                 46,397
Nike Cl B                                                5,583                284,733
Polo Ralph Lauren                                        1,907                 86,597
VF                                                       4,623                253,202
                                                                      ---------------
Total                                                                       1,199,030
-------------------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE (0.2%)
Freddie Mac                                              7,944                  5,641
Hudson City Bancorp                                     24,652                393,446
                                                                      ---------------
Total                                                                         399,087
-------------------------------------------------------------------------------------


TOBACCO (0.1%)
UST                                                      3,499                242,761
-------------------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS (0.2%)
Fastenal                                                 5,230                182,266
WW Grainger                                              2,618                206,403
                                                                      ---------------
Total                                                                         388,669
-------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel                                           90,348(b)             165,337
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $198,583,390)                                                     $161,423,901
-------------------------------------------------------------------------------------






OPTIONS PURCHASED (--%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Hertz Global Holdings(g)
Telefonica(g)
Vodafone Group ADR(g)            13,157        $100        Jan. 2009               $1
-------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $51,312)                                                                    $1
-------------------------------------------------------------------------------------





MONEY MARKET FUND (7.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.48%              13,067,077(h)        $13,067,077
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $13,067,077)                                                       $13,067,077
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $211,701,779)                                                     $174,490,979
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES



FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Russell 2000 Mini Index         133        $6,566,210    March 2009      $664,674
S&P 500 Index                    18         4,050,450    March 2009       115,363
------------------------------------------------------------------------------------
Total                                                                    $780,037
------------------------------------------------------------------------------------





NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2008, the value of foreign securities represented 1.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2008, the value of these securities amounted to $140,400 or 0.1% of net assets.

(e)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Dec. 31, 2008, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Apollo Management LP*                08-02-07 thru 04-29-08      $2,035,983
     Virgin Media                         11-03-06 thru 08-06-08      11,783,832


      * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2008, investments in securities included securities valued at $1,770,346 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(g) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(h) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2008.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  17

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                         FAIR VALUE AT DEC. 31, 2008
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-------------------------------------------------
Investments in
  securities                $174,414,692      $76,287         $-       $174,490,979
Other financial
  instruments*                   780,037            -          -            780,037

-------------------------------------------------
Total                       $175,194,729      $76,287         $-       $175,271,016
-------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DEC. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $198,634,702)              $161,423,902
  Affiliated money market fund (identified cost $13,067,077)         13,067,077
-------------------------------------------------------------------------------
Total investments in securities (identified cost $211,701,779)      174,490,979
Cash                                                                     29,953
Dividends receivable                                                    420,836
Receivable for investment securities sold                               149,588
Variation margin receivable                                             243,740
-------------------------------------------------------------------------------
Total assets                                                        175,335,096
-------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                  308,138
Accrued investment management services fees                              61,565
Other accrued expenses                                                   99,704
-------------------------------------------------------------------------------
Total liabilities                                                       469,407
-------------------------------------------------------------------------------
Net assets applicable to outstanding shares                        $174,865,689
-------------------------------------------------------------------------------
Outstanding shares of beneficial interest                            33,185,030
-------------------------------------------------------------------------------
Net asset value per share                                          $       5.27
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS
YEAR ENDED DEC. 31, 2008



INVESTMENT INCOME
Income:
Dividends                                                          $   6,670,474
Income distributions from affiliated money market fund                   167,961
  Less foreign taxes withheld                                            (80,418)
--------------------------------------------------------------------------------
Total income                                                           6,758,017
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    1,093,082
Compensation of board members                                              6,441
Custodian fees                                                           109,950
Printing and postage                                                      53,866
Professional fees                                                         42,203
Other                                                                     16,678
--------------------------------------------------------------------------------
Total expenses                                                         1,322,220
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (229,074)
--------------------------------------------------------------------------------
Total net expenses                                                     1,093,146
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        5,664,871
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (85,121,101)
  Foreign currency transactions                                        2,175,201
  Futures contracts                                                      165,699
  Options contracts written                                             (574,400)
  Swap transactions                                                     (162,730)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (83,517,331)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (58,655,563)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (142,172,894)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(136,508,023)
-------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED DEC. 31,                                                     2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   5,664,871  $  6,876,277
Net realized gain (loss) on investments                              (83,517,331)   42,366,246
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (58,655,563)  (33,995,220)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (136,508,023)   15,247,303
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                 (690,000)   (6,304,272)
  Net realized gain                                                  (40,450,000)  (31,523,713)
----------------------------------------------------------------------------------------------
Total distributions                                                  (41,140,000)  (37,827,985)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                      506,853       562,241
Reinvestment of distributions at net asset value                      41,140,000    39,536,227
Payments for redemptions                                             (54,294,774)  (84,773,548)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions            (12,647,921)  (44,675,080)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (190,295,944)  (67,255,762)
Net assets at beginning of year                                      365,161,633   432,417,395
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 174,865,689  $365,161,633
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $          --  $     81,308
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
RiverSource Variable Portfolio -- Core Equity Fund (the Fund) is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio -- Select Series, Inc., a Minnesota corporation. The reorganization of the Fund from a series of the Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust was approved by the Fund's shareholders on Jan. 29, 2008. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Jan. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of

--------------------------------------------------------------------------------
22 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees, (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Dec. 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2008 was $3,178,132 representing 1.82% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  23

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Dec. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT 25 the counterparty not fulfilling its obligations under the agreement. At Dec. 31, 2008, the Fund had no outstanding total return equity swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

Prior to Feb. 1, 2008, net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales.

Effective Feb. 1, 2008, the Fund was reorganized as a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented on the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                         2008*         2007
-----------------------------------------------------------------
Distributions paid from:
    Ordinary income....................  $14,240,412  $23,265,404
    Long-term capital gain.............   26,899,588   14,562,581


*   For the period from Jan. 1, 2008 to Jan. 31, 2008.

RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Dec. 31, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  27

2. EXPENSES
INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2008, other expenses paid to this company were $1,417.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses indefinitely, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.40% of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Fund paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.


--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $277,409,760 and $321,279,414, respectively, for the year ended Dec. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS
Transactions in shares for the periods indicated are as follows:

                             YEAR ENDED DEC. 31, 2008
                         ISSUED FOR
                         REINVESTED                                   NET
SOLD                   DISTRIBUTIONS         REDEEMED         INCREASE (DECREASE)
---------------------------------------------------------------------------------
64,942                   4,913,798          (7,237,735)            (2,258,995)
---------------------------------------------------------------------------------



                             YEAR ENDED DEC. 31, 2007
                         ISSUED FOR
                         REINVESTED                                   NET
SOLD                   DISTRIBUTIONS         REDEEMED         INCREASE (DECREASE)
---------------------------------------------------------------------------------
51,950                   3,842,914          (7,867,133)            (3,972,269)
---------------------------------------------------------------------------------


5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                          YEAR ENDED DEC. 31, 2008
                                        CALLS                  PUTS
                                CONTRACTS   PREMIUMS  CONTRACTS    PREMIUMS
----------------------------------------------------------------------------
Balance Dec. 31, 2007              2,193   $ 175,787     1,832   $   147,053
Opened                            13,419     707,413     3,974       992,724
Closed                            (9,459)   (669,675)   (5,747)   (1,105,497)
Expired                           (6,153)   (213,525)      (59)      (34,280)
----------------------------------------------------------------------------
Balance Dec. 31, 2008                 --   $      --        --   $        --
----------------------------------------------------------------------------


6. AFFILIATED MONEY MARKET FUND
The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $78,810,770 and $80,289,595, respectively, for the year ended Dec. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2008, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  29

7. BANK BORROWINGS
The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

--------------------------------------------------------------------------------
30 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT 31 had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS
The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B was the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio -- Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                                        2004(-       2004(-
Fiscal period ended Dec. 31,                          2008         2007         2006         2005           b)           c)
Net asset value, beginning of period                $10.30       $10.97       $11.14       $10.64       $10.00       $10.14
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17          .19          .17          .16          .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.01)         .15         1.41          .53          .64         (.15)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.84)         .34         1.58          .69          .69         (.14)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.17)        (.17)        (.16)        (.05)          --
Distributions from realized gains                    (1.17)        (.84)       (1.58)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.19)       (1.01)       (1.75)        (.19)        (.05)          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.27       $10.30       $10.97       $11.14       $10.64       $10.00
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $175         $365         $432         $466         $529         $296
---------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                          .48%         .48%         .45%         .45%         .40%        1.40%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)                          .40%(g),(h)  .40%(g),(h)  .40%(g),(h)  .40%(g),(h)  .40%(i)     1.40%(i)
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.07%        1.68%        1.63%        1.48%        1.73%(i)      .11%(i)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               103%          65%          73%         121%          45%          77%
---------------------------------------------------------------------------------------------------------------------------
Total return(e)                                    (41.62%)(j)    3.32%(j)    15.79%(j)     6.57%(j)     6.95%(j),(k)(1.38%)(k)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    2004(-
Fiscal period ended Dec. 31,                            d)
Net asset value, beginning of period                $10.14
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06
Net gains (losses) (both realized and
 unrealized)                                           .49
----------------------------------------------------------
Total from investment operations                       .55
----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)
Distributions from realized gains                       --
----------------------------------------------------------
Total distributions                                   (.05)
----------------------------------------------------------
Net asset value, end of period                      $10.64
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $529
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                          .99%
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)                          .99%
----------------------------------------------------------
Net investment income (loss)                          .79%
----------------------------------------------------------
Portfolio turnover rate                               135%
----------------------------------------------------------
Total return(e)                                      5.42%
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for the period prior to Sept. 10, 2004 has been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c) For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d) For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous period included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank credits on cash balances.
(i) Adjusted to an annual basis.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k) Not annualized.


--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Variable Portfolio -- Core Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio -- Core Equity Fund of the RiverSource Variable Series Trust at December 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  35

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 163 funds, which includes 104 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 64                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  37

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Chief Executive Officer
                                                 and President, RiverSource Fund Distributors, Inc.
                                                 since 2008; Senior Vice President -- Chief Investment
                                                 Officer, Ameriprise Financial, Inc. and Chairman of the
                                                 Board and Chief Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380 or contacting your financial institution.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
38  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006*   RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Eleanor T. M. Hoagland     Chief Compliance      Chief Compliance Officer, RiverSource Investments LLC
100 Park Avenue            Officer since 2009*   since 2009; Chief Compliance Officer for each of the
New York, NY 10017                               investment companies of the Seligman group of funds
Age 57                                           since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention officer for each of the
                                                 investment companies of the Seligman group of funds
                                                 since 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 investment companies of the Seligman group of funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------



* Effective February 2009, Ms. Lammers no longer serves as the Chief Compliance Officer for the funds and Ms. Hoagland now serves in that capacity.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT  39

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
40  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2008 ANNUAL REPORT

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


                                This report must be accompanied or preceded by the Fund's
                                current prospectus.
                                RiverSource Variable Portfolio Funds are distributed by
                                RiverSource Distributors, Inc., Member FINRA, and managed by
                                RiverSource Investments, LLC. Insurance and Annuities are
                                issued by RiverSource Life Insurance Company. These
                                companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                        S-6347 G (2/09)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS

ANNUAL REPORT FOR THE
PERIOD ENDED DECEMBER 31, 2008


THE ANNUAL REPORT DESCRIBES FIVE FUNDS,
EACH OF WHICH INVESTS IN OTHER
RIVERSOURCE FUNDS. THE OBJECTIVE OF
EACH FUND IS A HIGH LEVEL OF TOTAL
RETURN THAT IS CONSISTENT WITH AN
ACCEPTABLE LEVEL OF RISK.


Disciplined Asset Allocation Portfolios -- Conservative
Disciplined Asset Allocation Portfolios -- Moderately Conservative Disciplined Asset Allocation Portfolios -- Moderate
Disciplined Asset Allocation Portfolios -- Moderately Aggressive
Disciplined Asset Allocation Portfolios -- Aggressive

 NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE



Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance
  Disciplined Asset Allocation
    Portfolios -- Conservative.....    3
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Conservative...................    4
  Disciplined Asset Allocation
    Portfolios -- Moderate.........    5
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Aggressive.....................    6
  Disciplined Asset Allocation
    Portfolios -- Aggressive.......    7
Manager Commentary.................    8
Investment Holdings................   10
The Fund's Long-term Performance
  Disciplined Asset Allocation
    Portfolios -- Conservative.....   16
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Conservative...................   18
  Disciplined Asset Allocation
    Portfolios -- Moderate.........   20
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Aggressive.....................   22
  Disciplined Asset Allocation
    Portfolios -- Aggressive.......   24
Fund Expenses Examples.............   26
Investments in Funds...............   30
Statements of Assets and
  Liabilities......................   40
Statements of Operations...........   41
Statements of Changes in Net
  Assets...........................   43
Financial Highlights...............   44
Notes to Financial Statements......   47
Report of Independent Registered
  Public Accounting Firm...........   52
Board Members and Officers.........   53
Proxy Voting.......................   56




--------------------------------------------------------------------------------
2  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Conservative

FUND SUMMARY
--------------------------------------------------------------------------------

> Since inception, May 1, 2008, through Dec. 31, 2008, Disciplined Asset
  Allocation Portfolios - Conservative (the Fund) declined 15.93%.

> The Fund's benchmark, Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index), advanced 3.09% during the same period.

> The Fund's blended benchmark, composed of 74% Barclays Capital U.S. Aggregate
  Bond Index, 14% Russell 3000(R) Index, 6% Morgan Stanley Capital International
  (MSCI), Europe, Australasia and Far East (EAFE) Index and 6% Citigroup 3-Month U.S. Treasury Bill Index, fell 6.15% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2008)
--------------------------------------------------------------------------------


                                                                                  Since
                                                                               inception*
                                                                                 5/1/08
-----------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Conservative                          -15.93%
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                            +3.09%
-----------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                                -35.11%
-----------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                                      -40.48%
-----------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                            +0.94%
-----------------------------------------------------------------------------------------
Blended Index (unmanaged)                                                         -6.15%
-----------------------------------------------------------------------------------------



* Not annualized.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

OPERATING EXPENSE RATIO (as of the current prospectus dated May 1, 2008)
--------------------------------------------------------------------------------

Total fund      Net fund       Net fund and acquired fund
 expenses     expenses(a)    (underlying fund) expenses(b)
----------------------------------------------------------
   0.55%         0.41%                   1.05%
----------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of underlying funds) will not exceed 0.41%.
(b) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's Acquired Fund (underlying fund) fees and expenses are based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the Total Fund and Acquired Fund (underlying fund) fees and expenses would have been 1.07%.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Conservative

FUND SUMMARY
--------------------------------------------------------------------------------

> Since inception, May 1, 2008, through Dec. 31, 2008, Disciplined Asset
  Allocation Portfolios - Moderately Conservative (the Fund) fell 20.67%.

> The Fund's benchmark, Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index), advanced 3.09% during the same period.

> The Fund's blended benchmark, composed of 60% Barclays Capital U.S. Aggregate
  Bond Index, 25% Russell 3000(R) Index, 10% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, declined 12.53% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2008)
--------------------------------------------------------------------------------


                                                                                  Since
                                                                               inception*
                                                                                 5/1/08
-----------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderately Conservative               -20.67%
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                            +3.09%
-----------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                                -35.11%
-----------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                                      -40.48%
-----------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                            +0.94%
-----------------------------------------------------------------------------------------
Blended Index (unmanaged)                                                        -12.53%
-----------------------------------------------------------------------------------------



* Not annualized.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

OPERATING EXPENSE RATIO (as of the current prospectus dated May 1, 2008)
--------------------------------------------------------------------------------

Total fund      Net fund       Net fund and acquired fund
 expenses     expenses(a)    (underlying fund) expenses(b)
----------------------------------------------------------
   0.55%         0.41%                   1.08%
----------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of underlying funds) will not exceed 0.41%.
(b) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's Acquired Fund (underlying fund) fees and expenses are based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the Total Fund and Acquired Fund (underlying fund) fees and expenses would have been 1.10%.


--------------------------------------------------------------------------------
4  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderate

FUND SUMMARY
--------------------------------------------------------------------------------

> Since inception, May 1, 2008, through Dec. 31, 2008, Disciplined Asset
  Allocation Portfolios - Moderate (the Fund) declined 24.29%

> The Fund's benchmark, Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index), advanced 3.09% during the same period.

> The Fund's blended benchmark, composed of 46% Barclays Capital U.S. Aggregate
  Bond Index, 35% Russell 3000(R) Index, 15% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 4% Citigroup 3-Month U.S. Treasury Bill Index, fell 18.65% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2008)
--------------------------------------------------------------------------------


                                                                                  Since
                                                                               inception*
                                                                                 5/1/08
-----------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderate                              -24.29%
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                            +3.09%
-----------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                                -35.11%
-----------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                                      -40.48%
-----------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                            +0.94%
-----------------------------------------------------------------------------------------
Blended Index (unmanaged)                                                        -18.65%
-----------------------------------------------------------------------------------------



* Not annualized.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

OPERATING EXPENSE RATIO (as of the current prospectus dated May 1, 2008)
--------------------------------------------------------------------------------

Total fund      Net fund       Net fund and acquired fund
 expenses     expenses(a)    (underlying fund) expenses(b)
----------------------------------------------------------
   0.55%         0.41%                   1.11%
----------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of underlying funds) will not exceed 0.41%.
(b) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's Acquired Fund (underlying fund) fees and expenses are based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the Total Fund and Acquired Fund (underlying fund) fees and expenses would have been 1.12%.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  5

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Aggressive

FUND SUMMARY
--------------------------------------------------------------------------------

> Since inception, May 1, 2008, through Dec. 31, 2008, Disciplined Asset
  Allocation Portfolios - Moderately Aggressive (the Fund) dropped 26.76%.

> The Fund's benchmark, Russell 3000(R) Index declined 35.11% during the same period.

> The Fund's blended benchmark, composed of 45% Russell 3000(R) Index, 32%
  Barclays Capital U.S. Aggregate Bond Index, 20% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 3% Citigroup 3-Month U.S. Treasury Bill Index, fell 24.45% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2008)
--------------------------------------------------------------------------------


                                                                                  Since
                                                                               inception*
                                                                                 5/1/08
-----------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderately Aggressive                 -26.76%
-----------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                                -35.11%
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                            +3.09%
-----------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                                      -40.48%
-----------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                            +0.94%
-----------------------------------------------------------------------------------------
Blended Index (unmanaged)                                                        -24.45%
-----------------------------------------------------------------------------------------



* Not annualized.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

OPERATING EXPENSE RATIO (as of the current prospectus dated May 1, 2008)
--------------------------------------------------------------------------------

Total fund      Net fund       Net fund and acquired fund
 expenses     expenses(a)    (underlying fund) expenses(b)
----------------------------------------------------------
   0.55%         0.41%                   1.14%
----------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of underlying funds) will not exceed 0.41%.
(b) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's Acquired Fund (underlying fund) fees and expenses are based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the Total Fund and Acquired Fund (underlying fund) fees and expenses would have been 1.15%.


--------------------------------------------------------------------------------
6  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Aggressive

FUND SUMMARY
--------------------------------------------------------------------------------

> Since inception, May 1, 2008, through Dec. 31, 2008, Disciplined Asset
  Allocation Portfolios - Aggressive (the Fund) declined 29.45%.

> The Fund's benchmark, Russell 3000(R) Index dropped 35.11% during the same period.

> The Fund's blended benchmark, composed of 56% Russell 3000(R) Index, 24%
  Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
  (EAFE) Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month U.S. Treasury Bill Index, fell 29.88% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2008)
--------------------------------------------------------------------------------


                                                                                  Since
                                                                               inception*
                                                                                 5/1/08
-----------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Aggressive                            -29.45%
-----------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                                -35.11%
-----------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                                      -40.48%
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                            +3.09%
-----------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                            +0.94%
-----------------------------------------------------------------------------------------
Blended Index (unmanaged)                                                        -29.88%
-----------------------------------------------------------------------------------------



* Not annualized.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

OPERATING EXPENSE RATIO (as of the current prospectus dated May 1, 2008)
--------------------------------------------------------------------------------

Total fund      Net fund       Net fund and acquired fund
expenses      expenses(a)    (underlying fund) expenses(b)
----------------------------------------------------------
   0.55%         0.41%                   1.17%
----------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of underlying funds) will not exceed 0.41%.

(b) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's Acquired Fund (underlying fund) fees and expenses are based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the Total Fund and Acquired Fund (underlying fund) fees and expenses would have been 1.17%.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

Not since the 1930s had the global economic system witnessed the level of turmoil seen in 2008. Credit markets seized up, economies worldwide fell into recession and policymakers responded with massive injections of liquidity and promises of fiscal stimulus. It was a year in which the investment banking business ceased to exist as we knew it, when investor risk appetites vanished and asset values were destroyed.

Not until late in the year did we learn that the U.S. economy had been in recession the entire time, although for many economists and investors alike, there was no doubt. The housing and financial sectors were suffering as the year began. It was not until the collapse of investment bank Lehman Brothers in September that the broader economy stalled, as credit markets froze. By year-end, in an effort to stimulate the economy, the Federal Reserve (the Fed) had reduced the targeted federal funds rate to virtually zero and committed to trillions of dollars in banking system and credit market supports. Investors, however, remained fearful in light of weaker corporate earnings, rising unemployment, slowing consumer spending and a shrinking gross domestic product.

Against this backdrop, we discuss significant performance factors and changes to the Funds' positions for the period beginning May 1, 2008 (inception date) that ended Dec. 31, 2008. We close the commentary with our future strategy for the Funds.

SIGNIFICANT PERFORMANCE FACTORS
Disciplined Asset Allocation Portfolios (the Funds) investment strategies are driven by two asset allocation models: the momentum model, which focuses on the short term and captures market sentiment, and the value model, a long-term model that looks at risk-adjusted asset class returns vs. their long-term averages. Driven by these models, the tactical allocation of the Funds had a positive impact on performance during the period. More specifically, we moved the Funds to more defensive postures, being neutral to each of the Fund's respective blended benchmarks in equities and bonds and overweight cash. This defensive positioning buoyed results for the Funds as financial market conditions faced unprecedented challenges during the period. Among the asset classes, an underweighted exposure to international equities via RiverSource Disciplined International Equity Fund and an overweighted allocation to cash via RiverSource Cash Management Fund helped most. Detracting most from an allocation perspective were exposures to emerging market bonds via RiverSource Emerging Markets Bond Fund and an underweight position in U.S. core bonds via RiverSource Diversified Bond Fund. Emerging market debt was hurt by declining commodity prices and an overall slowing in global economies. In the core bond space, yield spreads, or the difference in yields vs. duration-matched Treasury securities, widened, as investor risk aversion heightened and a classic flight to the relative safety of U.S. Treasuries accelerated.

Further detracting from the performance of the Funds was weak security selection. Within equities, the underlying funds for both U.S. large cap and developed international equities (RiverSource Disciplined Large Cap Growth Fund, RiverSource Disciplined Equity Fund and RiverSource Disciplined International Equity Fund) lagged their respective benchmarks. Such underperformance was due primarily to the mixed results produced by the three quantitative equity selection models used in the underlying funds. Specifically, stocks selected using the momentum and quality models contributed to performance during the period. However, this was more than offset by the detracting effect of the value quantitative model, which struggled as financial and consumer discretionary stocks significantly underperformed the overall equity market. It is important to remember that the models we use take turns in attempting to achieve positive performance over time, demonstrating the advantages of employing style diversification.

Security selection in several of the underlying funds within the fixed income asset class also proved weak during the period. Fixed income selection was challenged, as U.S. Treasury securities and U.S. agency mortgage securities were the only sectors to generate positive returns during the period. The credit environment made it nearly impossible for active managers to outperform the passive benchmark, the Barclays Capital U.S. Aggregate Bond Index. Spread, or non-Treasury, sectors within the fixed income asset class, such as investment-grade corporate bonds and mortgage-backed securities, have historically been areas where active managers have opportunity to add

--------------------------------------------------------------------------------
8  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



alpha, or risk-adjusted performance. However, during the reporting period, these areas significantly underperformed their U.S. Treasury security counterparts, as bond investors chose to shed risk and move toward the perceived safe haven of government-issued bonds.

CHANGES TO THE FUNDS' POSITIONS
Early in the period, we increased allocations to core bonds, a change driven primarily by the short-term momentum model. As mentioned above, as the period progressed, we moved the funds in the Disciplined Asset Allocation Portfolios to an increasingly defensive posture given the worsening market conditions. At the end of the period, the Funds were neutral in their allocations to equities and bonds and overweight in cash relative to their respective blended benchmarks.

OUR FUTURE STRATEGY
Going forward, unless we see changing market sentiment, like an equity market rally, we intend to maintain each Fund's defensive positioning. Within equities, we will continue to use our three quantitative security selection models, as these models help us navigate through turbulent markets and maintain a discipline that should help us deliver consistent results over the long run. In fixed income, recent market conditions have created significant dislocations between non-Treasury and Treasury sectors that may present attractive investment opportunities for managers like us who use a long-term, consistent approach to investing. We believe that the current equity, fixed income and cash positioning in the Funds represents a balanced approach that positions them well, given anticipated market and economic conditions for 2009.


Dimitris Bertsimas, Ph.D.    Tao Qiu, CFA(R)      Colin Lundgren, CFA(R)
Senior Portfolio Manager     Portfolio Manager    Portfolio Manager



Asset allocation does not assure a profit or protect against loss.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  9

INVESTMENT HOLDINGS  -----------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE


Fund holdings at Dec. 31, 2008

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    8.4%                 18.2%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 3.4%                  4.9%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          6.1%                  8.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           2.2%                   --%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          3.6%                  1.9%
======================================================================================
                                                      23.7%                 33.7%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities, global, high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     30.4%                 20.8%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 4.8%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           8.1%                 13.9%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       1.9%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.6%                  8.3%
======================================================================================
                                                      53.8%                 47.0%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          9.6%                 10.2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                      12.9%                  9.1%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION  ----------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


Equity Funds(1)                                       23.7%
----------------------------------------------------------------

Fixed Income Funds(2)                                 45.2%
----------------------------------------------------------------

Cash Equivalents, TIPS and Alternative
  Investments(3)                                      31.1%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 16.7%, U.S. Small Mid Cap 3.6% and International
    3.4%.
(2) Includes Investment Grade 30.4%, Global Bond 12.9% and High Yield 1.9%.
(3) Includes Money Market 12.9%, Alternative Investments 9.6% and Inflation Protected Securities 8.6%.

TOP FIVE HOLDINGS  -------------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


RiverSource Diversified Bond Fund                     30.4%
----------------------------------------------------------------
RiverSource Cash Management Fund                      12.9%
----------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          9.6%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.6%
----------------------------------------------------------------
RiverSource Disciplined Equity Fund                    8.4%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
10  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE

Fund holdings at Dec. 31, 2008

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   15.0%                 23.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 4.1%                  6.2%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          8.9%                 15.5%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           2.7%                   --%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          3.7%                  2.0%
======================================================================================
                                                      34.4%                 46.7%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities, global, high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     31.5%                 20.3%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 5.0%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           3.9%                 10.1%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       2.0%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 7.9%                  7.2%
======================================================================================
                                                      50.3%                 41.6%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          9.1%                  7.0%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       6.1%                  4.7%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER(1)                                               0.1%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



(1) Represents the position in JPMorgan U.S. Govt Money Market Premier (Cash Sweep Account).

PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)



Equity Funds(1)                                       34.4%
----------------------------------------------------------------

Fixed Income Funds(2)                                 42.4%
----------------------------------------------------------------

Cash Equivalents, TIPS and Alternative
  Investments(3)                                      23.1%
----------------------------------------------------------------

Other(4)                                               0.1%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 26.6%, International 4.1% and U.S. Small Mid Cap
    3.7%.
(2) Includes Investment Grade 31.5%, Global Bond 8.9% and High Yield 2.0%.
(3) Includes Alternative Investments 9.1%, Inflation Protected Securities 7.9% and Money Market 6.1%.
(4) Includes JPMorgan U.S. Govt Money Market Premier 0.1%.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


RiverSource Diversified Bond Fund                     31.5%
----------------------------------------------------------------
RiverSource Disciplined Equity Fund                   15.0%
----------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          9.1%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          8.9%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 7.9%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  11

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE

Fund holdings at Dec. 31, 2008

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   18.4%                 24.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 6.6%                  8.9%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         11.6%                 19.9%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           5.0%                   --%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          3.6%                  2.0%
======================================================================================
                                                      45.2%                 55.6%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities, global, high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     26.0%                 19.5%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 5.0%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.7%                  7.2%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       1.9%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 7.0%                  6.1%
======================================================================================
                                                      42.6%                 36.9%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          6.5%                  4.5%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       4.3%                  3.0%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER(1)                                               1.4%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



(1) Represents the position in JPMorgan U.S. Govt Money Market Premier (Cash Sweep Account).

PORTFOLIO ALLOCATION  ----------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)



Equity Funds(1)                                       45.2%
----------------------------------------------------------------

Fixed Income Funds(2)                                 35.6%
----------------------------------------------------------------

Cash Equivalents, TIPS and Alternative
  Investments(3)                                      17.8%
----------------------------------------------------------------

Other(4)                                               1.4%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 35.0%, International 6.6% and U.S. Small Mid Cap
    3.6%.
(2) Includes Investment Grade 26.0%, Global Bond 7.7% and High Yield 1.9%.
(3) Includes Inflation Protected Securities 7.0%, Alternative Investments 6.5%, Money Market 4.3% and Other 1.4%.
(4) Includes JPMorgan U.S. Govt Money Market Premier 1.4%.

TOP FIVE HOLDINGS  -------------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


RiverSource Diversified Bond Fund                     26.0%
----------------------------------------------------------------
RiverSource Disciplined Equity Fund                   18.4%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         11.6%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 7.0%
----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 6.6%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."
Fund holdings are as of the data given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
12  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE

Fund holdings at Dec. 31, 2008

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   23.6%                 26.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 7.2%                  9.3%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         13.4%                 24.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           5.3%                   --%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          5.0%                  2.0%
======================================================================================
                                                      54.5%                 62.6%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities, global, high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     21.5%                 18.1%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 5.2%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.6%                  5.7%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       2.0%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 5.8%                  4.9%
======================================================================================
                                                      37.1%                 32.8%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          4.7%                  2.8%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       3.1%                  1.8%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER(1)                                               0.6%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



(1) Represents the position in JPMorgan U.S. Govt Money Market Premier (Cash Sweep Account).

PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


Equity Funds(1)                                       54.5%
----------------------------------------------------------------
Fixed Income Funds(2)                                 31.3%
----------------------------------------------------------------
Cash Equivalents, TIPS and Alternative
  Investments(3)                                      13.6%
----------------------------------------------------------------
Other(4)                                               0.6%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 42.3%, International 7.2% and U.S. Small Mid Cap
    5.0%.
(2) Includes Investment Grade 21.5%, Global Bond 7.8% and High Yield 2.0%.
(3) Includes Inflation Protected Securities 5.8%, Alternative Investments 4.7% and Money Market 3.1%.
(4) Includes JPMorgan U.S. Govt Money Market Premier 0.6%.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


RiverSource Disciplined Equity Fund                   23.6%
----------------------------------------------------------------
RiverSource Diversified Bond Fund                     21.5%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         13.4%
----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 7.2%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 5.8%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  13

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE

Fund holdings at Dec. 31, 2008

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   26.9%                 27.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 7.7%                  9.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         19.2%                 30.9%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           4.0%                   --%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          8.7%                  2.0%
======================================================================================
                                                      66.5%                 70.2%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and agency securities, global, high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     14.0%                 14.9%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 5.4%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.1%                  4.3%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       1.9%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 5.0%                  4.1%
======================================================================================
                                                      28.4%                 27.4%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          2.8%                  1.4%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       1.8%                  1.0%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER(1)                                               0.5%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



(1) Represents the position in JPMorgan U.S. Govt Money Market Premier (Cash Sweep Account).

PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


Equity Funds(1)                                       66.5%
----------------------------------------------------------------
Fixed Income Funds(2)                                 23.4%
----------------------------------------------------------------
Cash Equivalents, TIPS and Alternative
  Investments(3)                                       9.6%
----------------------------------------------------------------
Other(4)                                               0.5%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 50.1%, U.S. Small Mid Cap 8.7% and International
    7.7%.
(2) Includes Investment Grade 14.0%, Global Bond 7.5% and High Yield 1.9%.
(3) Includes Inflation Protected Securities 5.0%, Alternative Investments 2.8% and Money Market 1.8%.
(4) Includes JPMorgan U.S. Govt Money Market Premier 0.5%.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2008; % of portfolio assets)


RiverSource Disciplined Equity Fund                   26.9%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         19.2%
----------------------------------------------------------------
RiverSource Diversified Bond Fund                     14.0%
----------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          8.7%
----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 7.7%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
14  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE

This chart illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Conservative (from 5/1/08 to 12/31/08) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000(R) Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, and 6% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2008
                                                       SINCE
                                                    INCEPTION*
                                                      5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE
        Cumulative value of $10,000                    $8,407
--------------------------------------------------------------
        Average annual total return                   -15.93%
--------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                   $10,310
--------------------------------------------------------------
        Average annual total return                    +3.09%
--------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                    $6,489
--------------------------------------------------------------
        Average annual total return                   -35.11%
--------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                    $5,953
--------------------------------------------------------------
        Average annual total return                   -40.48%
--------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                   $10,094
--------------------------------------------------------------
        Average annual total return                    +0.94%
--------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                    $9,385
--------------------------------------------------------------
        Average annual total return                    -6.15%
--------------------------------------------------------------



*   Not annualized.


--------------------------------------------------------------------------------
16  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE LINE GRAPH)

                      DISCIPLINED ASSET      BARCLAYS CAPITAL                                              CITIGROUP 3-MONTH
                    ALLOCATION PORTFOLIOS     U.S. AGGREGATE        RUSSELL 3000          MSCI EAFE          U.S. TREASURY
                        - CONSERVATIVE         BOND INDEX(1)         INDEX(2)              INDEX(3)          BILL INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
5/1/08                    $10,000                $10,000              $10,000               $10,000               $10,000
5/31/08                     9,975                  9,914               10,035                10,178                10,013
6/30/08                     9,673                  9,906                9,207                 9,347                10,026
7/31/08                     9,603                  9,898                9,133                 9,048                10,040
8/31/08                     9,586                  9,992                9,275                 8,684                10,055
9/30/08                     9,137                  9,858                8,403                 7,432                10,069
10/31/08                    8,330                  9,626                6,912                 5,933                10,081
11/30/08                    8,145                  9,939                6,367                 5,615                10,090
12/31/08                    8,407                 10,310                6,489                 5,953                10,094
                    BLENDED INDEX(5)
                    ----------------
5/1/08                    $10,000
5/31/08                     9,953
6/30/08                     9,784
7/31/08                     9,749
8/31/08                     9,816
9/30/08                     9,505
10/31/08                    8,989
11/30/08                    9,078
12/31/08                    9,385




(1) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Conservative is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  17

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE

This chart illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderately Conservative (from 5/1/08 to 12/31/08) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000(R) Index, 10% MSCI EAFE Index, and 5% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2008
                                                       SINCE
                                                    INCEPTION*
                                                      5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY
CONSERVATIVE
        Cumulative value of $10,000                    $7,932
--------------------------------------------------------------
        Average annual total return                   -20.67%
--------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                   $10,310
--------------------------------------------------------------
        Average annual total return                    +3.09%
--------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                    $6,489
--------------------------------------------------------------
        Average annual total return                   -35.11%
--------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                    $5,953
--------------------------------------------------------------
        Average annual total return                   -40.48%
--------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                   $10,094
--------------------------------------------------------------
        Average annual total return                    +0.94%
--------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                    $8,747
--------------------------------------------------------------
        Average annual total return                   -12.53%
--------------------------------------------------------------



*   Not annualized.


--------------------------------------------------------------------------------
18  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE LINE GRAPH)

                      DISCIPLINED ASSET
                    ALLOCATION PORTFOLIOS     BARCLAYS CAPITAL                                             CITIGROUP 3-MONTH
                         - MODERATELY          U.S. AGGREGATE      RUSSELL 3000(R)        MSCI EAFE          U.S. TREASURY
                    CONSERVATIVE                BOND INDEX(1)        INDEX(2)             INDEX(3)           BILL INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
5/1/08                     $10,000                 $10,000              $10,000               $10,000               $10,000
5/31/08                      9,982                   9,914               10,035                10,178                10,013
6/30/08                      9,574                   9,906                9,207                 9,347                10,026
7/31/08                      9,472                   9,898                9,133                 9,048                10,040
8/31/08                      9,471                   9,992                9,275                 8,684                10,055
9/30/08                      8,897                   9,858                8,403                 7,432                10,069
10/31/08                     7,954                   9,626                6,912                 5,933                10,081
11/30/08                     7,690                   9,939                6,367                 5,615                10,090
12/31/08                     7,932                  10,310                6,489                 5,953                10,094
                    BLENDED INDEX(5)
                    ----------------
5/1/08                    $10,000
5/31/08                     9,975
6/30/08                     9,684
7/31/08                     9,630
8/31/08                     9,683
9/30/08                     9,239
10/31/08                    8,513
11/30/08                    8,466
12/31/08                    8,747




(1) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderately Conservative is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index; bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  19

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE

This chart illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderate (from 5/1/08 to 12/31/08) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000(R) Index, 15% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
(EAFE) Index, and 4% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2008
                                                       SINCE
                                                    INCEPTION*
                                                      5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE
        Cumulative value of $10,000                    $7,571
--------------------------------------------------------------
        Average annual total return                   -24.29%
--------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                   $10,310
--------------------------------------------------------------
        Average annual total return                    +3.09%
--------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                    $6,489
--------------------------------------------------------------
        Average annual total return                   -35.11%
--------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                    $5,953
--------------------------------------------------------------
        Average annual total return                   -40.48%
--------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                   $10,094
--------------------------------------------------------------
        Average annual total return                    +0.94%
--------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                    $8,135
--------------------------------------------------------------
        Average annual total return                   -18.65%
--------------------------------------------------------------



*   Not annualized.


--------------------------------------------------------------------------------
20  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE LINE GRAPH)

                      DISCIPLINED ASSET      BARCLAYS CAPITAL                                              CITIGROUP 3-MONTH
                    ALLOCATION PORTFOLIOS     U.S. AGGREGATE       RUSSELL 3000(R)         MSCI EAFE         U.S. TREASURY
                          - MODERATE           BOND INDEX(1)          INDEX(2)             INDEX(3)          BILL INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
5/1/08                    $10,000                $10,000             $10,000              $10,000              $10,000
5/31/08                     9,987                  9,914              10,035               10,178               10,013
6/30/08                     9,509                  9,906               9,207                9,347               10,026
7/31/08                     9,379                  9,898               9,133                9,048               10,040
8/31/08                     9,379                  9,992               9,275                8,684               10,055
9/30/08                     8,698                  9,858               8,403                7,432               10,069
10/31/08                    7,661                  9,626               6,912                5,933               10,081
11/30/08                    7,337                  9,939               6,367                5,615               10,090
12/31/08                    7,571                 10,310               6,489                5,953               10,094
                    BLENDED INDEX(5)
                    ----------------
5/1/08                   $10,000
5/31/08                   10,000
6/30/08                    9,586
7/31/08                    9,510
8/31/08                    9,546
9/30/08                    8,967
10/31/08                   8,042
11/30/08                   7,876
12/31/08                   8,135




(1) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderate is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  21

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE

This chart illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderately Aggressive (from 5/1/08 to 12/31/08) as compared to the performance of a widely cited performance index, the Russell 3000(R) Index and a Blended Index, consisting of 45% Russell 3000 Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 3% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2008
                                                       SINCE
                                                    INCEPTION*
                                                      5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY
AGGRESSIVE
        Cumulative value of $10,000                    $7,324
--------------------------------------------------------------
        Average annual total return                   -26.76%
--------------------------------------------------------------
RUSSELL 3000 INDEX(1)
        Cumulative value of $10,000                    $6,489
--------------------------------------------------------------
        Average annual total return                   -35.11%
--------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                   $10,310
--------------------------------------------------------------
        Average annual total return                    +3.09%
--------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                    $5,953
--------------------------------------------------------------
        Average annual total return                   -40.48%
--------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                   $10,094
--------------------------------------------------------------
        Average annual total return                    +0.94%
--------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                    $7,554
--------------------------------------------------------------
        Average annual total return                   -24.45%
--------------------------------------------------------------



*   Not annualized.


--------------------------------------------------------------------------------
22  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE LINE GRAPH)

                      DISCIPLINED ASSET
                    ALLOCATION PORTFOLIOS                         BARCLAYS CAPITAL                         CITIGROUP 3-MONTH
                         - MODERATELY          RUSSELL 3000(R)     U.S. AGGREGATE         MSCI EAFE          U.S. TREASURY
                          AGGRESSIVE              INDEX(1)          BOND INDEX(2)         INDEX(3)           BILL INDEX(4)
                    ---------------------    -----------------    ----------------    -----------------    -----------------
5/1/08                    $10,000                 $10,000               $10,000              $10,000              $10,000
5/31/08                     9,991                  10,035                 9,914               10,178               10,013
6/30/08                     9,460                   9,207                 9,906                9,347               10,026
7/31/08                     9,317                   9,133                 9,898                9,048               10,040
8/31/08                     9,326                   9,275                 9,992                8,684               10,055
9/30/08                     8,578                   8,403                 9,858                7,432               10,069
10/31/08                    7,465                   6,912                 9,626                5,933               10,081
11/30/08                    7,095                   6,367                 9,939                5,615               10,090
12/31/08                    7,324                   6,489                10,310                5,953               10,094
                    BLENDED INDEX(5)
                    ----------------
5/1/08                   $10,000
5/31/08                   10,024
6/30/08                    9,486
7/31/08                    9,389
8/31/08                    9,408
9/30/08                    8,698
10/31/08                   7,588
11/30/08                   7,316
12/31/08                   7,554




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderately Aggressive is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  23

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE

This chart illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Aggressive (from 5/1/08 to 12/31/08) as compared to the performance of a widely cited performance index, the Russell 3000(R) Index and a Blended Index, consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2008
                                                       SINCE
                                                    INCEPTION*
                                                      5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE
        Cumulative value of $10,000                    $7,055
--------------------------------------------------------------
        Average annual total return                   -29.45%
--------------------------------------------------------------
RUSSELL 3000 INDEX(1)
        Cumulative value of $10,000                    $6,489
--------------------------------------------------------------
        Average annual total return                   -35.11%
--------------------------------------------------------------
MSCI EAFE INDEX(2)
        Cumulative value of $10,000                    $5,953
--------------------------------------------------------------
        Average annual total return                   -40.48%
--------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(3)
        Cumulative value of $10,000                   $10,310
--------------------------------------------------------------
        Average annual total return                    +3.09%
--------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                   $10,094
--------------------------------------------------------------
        Average annual total return                    +0.94%
--------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                    $7,011
--------------------------------------------------------------
        Average annual total return                   -29.88%
--------------------------------------------------------------



*   Not annualized.


--------------------------------------------------------------------------------
24  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE LINE GRAPH)

                      DISCIPLINED ASSET                                                BARCLAYS CAPITAL    CITIGROUP 3-MONTH
                    ALLOCATION PORTFOLIOS      RUSSELL 3000(R)        MSCI EAFE         U.S. AGGREGATE       U.S. TREASURY
                         - AGGRESSIVE             INDEX(1)            INDEX(2)           BOND INDEX(3)       BILL INDEX(4)
                    ---------------------    -----------------    -----------------    ----------------    -----------------
5/1/08                     $10,000                 $10,000               $10,000               $10,000           $10,000
5/31/08                      9,997                  10,035                10,178                 9,914            10,013
6/30/08                      9,414                   9,207                 9,347                 9,906            10,026
7/31/08                      9,255                   9,133                 9,048                 9,898            10,040
8/31/08                      9,273                   9,275                 8,684                 9,992            10,055
9/30/08                      8,442                   8,403                 7,432                 9,858            10,069
10/31/08                     7,268                   6,912                 5,933                 9,626            10,081
11/30/08                     6,829                   6,367                 5,615                 9,939            10,090
12/31/08                     7,055                   6,489                 5,953                10,310            10,094
                    BLENDED INDEX(5)
                    ----------------
5/1/08                  $10,000
5/31/08                  10,047
6/30/08                   9,385
7/31/08                   9,269
8/31/08                   9,277
9/30/08                   8,445
10/31/08                  7,161
11/30/08                  6,794
12/31/08                  7,011




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(3) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Aggressive is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  25

FUND EXPENSES EXAMPLES ---------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which each Fund bears directly, each Fund's shareholders indirectly bear the expenses of the underlying funds (also referred to as "acquired funds") in which each Fund invests. Each Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2008.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.


--------------------------------------------------------------------------------
26  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Disciplined Asset Allocation Portfolios - Conservative

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2008   DEC. 31, 2008   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $  869.10         $1.93             $5.04
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.46
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


    FUND'S
  ANNUALIZED         ACQUIRED FUND       NET FUND
EXPENSE RATIO    FEES AND EXPENSES(B)    EXPENSES
-------------------------------------------------
     .41%                .66%              1.07%
-------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.74%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2008, the actual direct and indirect expenses paid would have been $5.42 and the hypothetical direct and indirect expenses paid would have been $5.86.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of -13.09% for the six months ended Dec. 31, 2008.

Disciplined Asset Allocation Portfolios - Moderately Conservative

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2008   DEC. 31, 2008   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $  828.60         $1.89             $4.98
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.51
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


    FUND'S
  ANNUALIZED         ACQUIRED FUND       NET FUND
EXPENSE RATIO    FEES AND EXPENSES(B)    EXPENSES
-------------------------------------------------
     .41%                .67%              1.08%
-------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.75%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2008, the actual direct and indirect expenses paid would have been $5.35 and the hypothetical direct and indirect expenses paid would have been $5.92.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of -17.14% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  27

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------


Disciplined Asset Allocation Portfolios - Moderate

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2008   DEC. 31, 2008   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $  796.10         $1.86             $4.93
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.56
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


    FUND'S
  ANNUALIZED         ACQUIRED FUND       NET FUND
EXPENSE RATIO    FEES AND EXPENSES(B)    EXPENSES
-------------------------------------------------
     .41%                .68%              1.09%
-------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.77%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2008, the actual direct and indirect expenses paid would have been $5.34 and the hypothetical direct and indirect expenses paid would have been $6.02.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of -20.39% for the six months ended Dec. 31, 2008.

Disciplined Asset Allocation Portfolios - Moderately Aggressive

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2008   DEC. 31, 2008   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $  774.20         $1.83             $4.87
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.56
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


    FUND'S
  ANNUALIZED         ACQUIRED FUND       NET FUND
EXPENSE RATIO    FEES AND EXPENSES(B)    EXPENSES
-------------------------------------------------
     .41%                .68%              1.09%
-------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.77%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2008, the actual direct and indirect expenses paid would have been $5.28 and the hypothetical direct and indirect expenses paid would have been $6.02.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of -22.58% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
28  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Disciplined Asset Allocation Portfolios - Aggressive

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2008   DEC. 31, 2008   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $  749.40         $1.81             $4.85
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.61
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


    FUND'S
  ANNUALIZED         ACQUIRED FUND       NET FUND
EXPENSE RATIO    FEES AND EXPENSES(B)    EXPENSES
-------------------------------------------------
     .41%                .69%              1.10%
-------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.78%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2008, the actual direct and indirect expenses paid would have been $5.25 and the hypothetical direct and indirect expenses paid would have been $6.07.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of -25.06% for the six months ended Dec. 31, 2008.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  29

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (23.7%)
                                     SHARES      VALUE(a)
INTERNATIONAL (3.4%)
RiverSource Disciplined
 International Equity Fund           139,900     $794,633
---------------------------------------------------------

U.S. LARGE CAP (16.7%)
RiverSource Disciplined Equity
 Fund                                486,625    1,970,830
RiverSource Disciplined Large Cap
 Growth Fund                         239,802    1,431,616
RiverSource Disciplined Large Cap
 Value Fund                           76,903      515,253
                                              -----------
Total                                           3,917,699
---------------------------------------------------------

U.S. SMALL-MID CAP (3.6%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 145,709      830,539
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $6,584,528)                             $5,542,871
---------------------------------------------------------



FIXED INCOME FUNDS (53.8%)
                                     SHARES      VALUE(a)
GLOBAL BOND (8.1%)
RiverSource Global Bond Fund         302,583    1,888,117
---------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     235,964      453,051
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (8.6%)
RiverSource Inflation Protected
 Securities Fund                     211,252    2,002,670
---------------------------------------------------------

INTERNATIONAL (4.8%)
RiverSource Emerging Markets Bond
 Fund                                146,225    1,128,859
---------------------------------------------------------

INVESTMENT GRADE (30.4%)
RiverSource Diversified Bond Fund  1,628,955    7,102,242
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $13,250,919)                           $12,574,939
---------------------------------------------------------



ALTERNATIVE INVESTMENTS (9.6%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            225,651   $2,236,200
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,219,228)                             $2,236,200
---------------------------------------------------------



CASH EQUIVALENTS (12.9%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   3,015,325    3,015,325
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $3,015,325)                             $3,015,325
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $25,070,000)                           $23,369,335
=========================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
30  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $23,369,335        $--           $--      $23,369,335






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  31

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (34.4%)
                                     SHARES      VALUE(a)
INTERNATIONAL (4.1%)
RiverSource Disciplined
 International Equity Fund           168,306     $955,981
---------------------------------------------------------

U.S. LARGE CAP (26.6%)
RiverSource Disciplined Equity
 Fund                                871,915    3,531,256
RiverSource Disciplined Large Cap
 Growth Fund                         351,390    2,097,798
RiverSource Disciplined Large Cap
 Value Fund                           93,628      627,308
                                              -----------
Total                                           6,256,362
---------------------------------------------------------

U.S. SMALL-MID CAP (3.7%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 152,215      867,626
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $10,389,811)                            $8,079,969
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (50.4%)
                                     SHARES      VALUE(a)
GLOBAL BOND (3.9%)
RiverSource Global Bond Fund         146,110      911,729
---------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund     248,266      476,672
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.9%)
RiverSource Inflation Protected
 Securities Fund                     195,006    1,848,657
---------------------------------------------------------

INTERNATIONAL (5.0%)
RiverSource Emerging Markets Bond
 Fund                                153,655    1,186,214
---------------------------------------------------------

INVESTMENT GRADE (31.6%)
RiverSource Diversified Bond Fund  1,702,171    7,421,464
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $12,678,741)                           $11,844,736
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (9.1%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            216,910   $2,149,576
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,125,907)                             $2,149,576
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (6.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   1,426,803    1,426,803
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,426,803)                             $1,426,803
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $26,621,262)                           $23,501,084
=========================================================



OTHER (0.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                              21,661      $21,661
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $21,661)                                   $21,661
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $21,661)                                   $21,661
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $26,642,923)                            $23,522,745
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
32  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $23,501,084        $--           $--      $23,501,084
Investments in unaffiliated funds                            $21,661        $--           $--          $21,661
--------------------------------------------------------------------------------------------------------------
Total                                                    $23,522,745        $--           $--      $23,522,745






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  33

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (45.2%)
                                     SHARES      VALUE(a)
INTERNATIONAL (6.6%)
RiverSource Disciplined
 International Equity Fund           534,402   $3,035,401
---------------------------------------------------------

U.S. LARGE CAP (35.0%)
RiverSource Disciplined Equity
 Fund                              2,080,274    8,425,111
RiverSource Disciplined Large Cap
 Growth Fund                         885,203    5,284,663
RiverSource Disciplined Large Cap
 Value Fund                          339,191(b) 2,272,583
                                              -----------
Total                                          15,982,357
---------------------------------------------------------

U.S. SMALL-MID CAP (3.6%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 287,500    1,638,748
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $27,849,303)                           $20,656,506
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (42.6%)
                                     SHARES      VALUE(a)
GLOBAL BOND (2.7%)
RiverSource Global Bond Fund         200,076    1,248,474
---------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     452,948      869,660
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.9%)
RiverSource Inflation Protected
 Securities Fund                     334,468    3,170,756
---------------------------------------------------------

INTERNATIONAL (5.0%)
RiverSource Emerging Markets Bond
 Fund                                296,234    2,286,926
---------------------------------------------------------

INVESTMENT GRADE (26.1%)
RiverSource Diversified Bond Fund  2,728,858   11,897,822
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $21,008,121)                           $19,473,638
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (6.5%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            298,086   $2,954,029
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,921,438)                             $2,954,029
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (4.3%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund   1,960,598    1,960,598
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,960,598)                             $1,960,598
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $53,739,460)                           $45,044,771
=========================================================



OTHER (1.4%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                             629,922     $629,922
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $629,922)                                 $629,922
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $629,922)                                 $629,922
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $54,369,382)                            $45,674,693
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.



--------------------------------------------------------------------------------
34  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $45,044,771        $--           $--      $45,044,771
Investments in unaffiliated fund                            $629,922        $--           $--         $629,922
--------------------------------------------------------------------------------------------------------------
Total                                                    $45,674,693        $--           $--      $45,674,693






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  35

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (54.5%)
                                     SHARES      VALUE(a)
INTERNATIONAL (7.2%)
RiverSource Disciplined
 International Equity Fund           394,921   $2,243,152
---------------------------------------------------------

U.S. LARGE CAP (42.3%)
RiverSource Disciplined Equity
 Fund                              1,827,306    7,400,590
RiverSource Disciplined Large Cap
 Growth Fund                         702,757    4,195,458
RiverSource Disciplined Large Cap
 Value Fund                          247,255(b) 1,656,610
                                              -----------
Total                                          13,252,658
---------------------------------------------------------

U.S. SMALL-MID CAP (5.0%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 274,949    1,567,209
---------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $23,393,715)                           $17,063,019
---------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (37.1%)
                                     SHARES      VALUE(a)
GLOBAL BOND (2.6%)
RiverSource Global Bond Fund         128,965      804,740
---------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund     323,815      621,726
---------------------------------------------------------

INFLATION PROTECTED SECURITIES (5.8%)
RiverSource Inflation Protected
 Securities Fund                     191,366    1,814,153
---------------------------------------------------------

INTERNATIONAL (5.2%)
RiverSource Emerging Markets Bond
 Fund                                211,113    1,629,791
---------------------------------------------------------

INVESTMENT GRADE (21.5%)
RiverSource Diversified Bond Fund  1,546,637    6,743,335
---------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $12,633,531)                           $11,613,745
---------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (4.7%)
                                     SHARES      VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund            148,888   $1,475,481
---------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $1,460,992)                             $1,475,481
---------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (3.1%)
                                     SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund     979,283      979,283
---------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $979,283)                                 $979,283
---------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $38,467,521)                           $31,131,528
=========================================================



OTHER (0.6%)
                                     SHARES      VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                             181,224     $181,224
---------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $181,224)                                 $181,224
---------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $181,224)                                 $181,224
---------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $38,648,745)                            $31,312,752
=========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.



--------------------------------------------------------------------------------
36  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $31,131,528        $--           $--      $31,131,528
Investments in unaffiliated funds                           $181,224        $--           $--         $181,224
--------------------------------------------------------------------------------------------------------------
Total                                                    $31,312,752        $--           $--      $31,312,752






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  37

INVESTMENTS IN FUNDS  ----------------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive
DEC. 31, 2008
(Percentages represent value of investments compared to net assets)



AFFILIATED EQUITY FUNDS (66.5%)
                                      SHARES    VALUE(a)
INTERNATIONAL (7.7%)
RiverSource Disciplined
 International Equity Fund           152,341    $865,299
--------------------------------------------------------

U.S. LARGE CAP (50.1%)
RiverSource Disciplined Equity Fund  752,037   3,045,752
RiverSource Disciplined Large Cap
 Growth Fund                         362,992   2,167,060
RiverSource Disciplined Large Cap
 Value Fund                           68,240     457,209
                                              ----------
Total                                          5,670,021
--------------------------------------------------------

U.S. SMALL-MID CAP (8.7%)
RiverSource Disciplined Small and
 Mid Cap Equity Fund                 171,656     978,437
--------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $9,678,305)                            $7,513,757
--------------------------------------------------------



AFFILIATED FIXED INCOME FUNDS (28.4%)
                                      SHARES    VALUE(a)
GLOBAL BOND (2.1%)
RiverSource Global Bond Fund          38,441     239,872
--------------------------------------------------------

HIGH YIELD (1.9%)
RiverSource High Yield Bond Fund     109,582     210,397
--------------------------------------------------------

INFLATION PROTECTED SECURITIES (5.0%)
RiverSource Inflation Protected
 Securities Fund                      59,352     562,660
--------------------------------------------------------

INTERNATIONAL (5.4%)
RiverSource Emerging Markets Bond
 Fund                                 78,655     607,219
--------------------------------------------------------

INVESTMENT GRADE (14.0%)
RiverSource Diversified Bond Fund    363,813   1,586,223
--------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $3,443,184)                            $3,206,371
--------------------------------------------------------



AFFILIATED ALTERNATIVE INVESTMENTS (2.8%)
                                      SHARES    VALUE(a)
RiverSource Absolute Return
 Currency and Income Fund             32,208    $319,182
--------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $318,070)                                $319,182
--------------------------------------------------------



AFFILIATED CASH EQUIVALENTS (1.9%)
                                      SHARES    VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund     211,825     211,825
--------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $211,825)                                $211,825
--------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $13,651,385)                          $11,251,135
========================================================



OTHER (0.5%)
                                      SHARES    VALUE(a)
MONEY MARKET
JPMorgan US Govt Money Market
 Premier                              53,023     $53,023
--------------------------------------------------------
TOTAL UNAFFILIATED CASH EQUIVALENTS
(Cost: $53,023)                                  $53,023
--------------------------------------------------------
TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
(Cost: $53,023)                                  $53,023
--------------------------------------------------------
TOTAL INVESTMENTS IN FUNDS
(Cost $13,704,408)                           $11,304,158
========================================================




NOTES TO INVESTMENTS IN FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.



--------------------------------------------------------------------------------
38  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2008:

                                                                     FAIR VALUE AT DEC. 31, 2008
                                                      --------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                          $11,251,135        $--           $--      $11,251,135
Investments in unaffiliated fund                             $53,023        $--           $--          $53,023
--------------------------------------------------------------------------------------------------------------
Total                                                    $11,304,158        $--           $--      $11,304,158






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  39

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------


                                                   DISCIPLINED ASSET             DISCIPLINED ASSET             DISCIPLINED ASSET
                                               ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2008                                        CONSERVATIVE             MODERATELY CONSERVATIVE              MODERATE
ASSETS
Investments in funds, at value
  Affiliated funds (identified cost
  $25,070,000, $26,621,262 and
  $53,739,460, respectively)                          $23,369,335                   $23,501,084                   $45,044,771
  Unaffiliated funds (identified cost
  $--, $21,661 and $629,922,
  respectively)                                                --                        21,661                       629,922
-----------------------------------------------------------------------------------------------------------------------------------
Total investments (identified cost
  $25,070,000, $26,642,923 and
  $54,369,382, respectively)                           23,369,335                    23,522,745                    45,674,693
Capital shares receivable                                  12,680                        37,043                       174,214
Dividends receivable                                       14,362                        14,560                        23,718
Receivable for investments sold                            37,973                            --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                           23,434,350                    23,574,348                    45,872,625
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                             20,621                            --                            --
Capital shares payable                                     23,677                        18,766                        34,778
Payable for investments purchased                              --                        12,382                       127,732
Accrued distribution fees                                   5,124                         5,045                         9,453
Accrued transfer agency fees                                1,230                         1,211                         2,269
Accrued administration services fees                          410                           404                           756
Other accrued expenses                                     16,481                        15,498                        17,408
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          67,543                        53,306                       192,396
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding
  shares                                              $23,366,807                   $23,521,042                   $45,680,229
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest               2,773,328                     2,957,936                     6,020,370
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $      8.43                   $      7.95                   $      7.59
-----------------------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


                                                                   DISCIPLINED ASSET             DISCIPLINED ASSET
                                                               ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2008                                                    MODERATELY AGGRESSIVE              AGGRESSIVE
ASSETS
Investments in funds, at value
  Affiliated funds (identified cost $38,467,521 and
  $13,651,385, respectively)                                          $31,131,528                   $11,251,135
  Unaffiliated funds (identified cost $181,224 and
  $53,023, respectively)                                                  181,224                        53,023
---------------------------------------------------------------------------------------------------------------------
Total investments (identified cost $38,648,745 and
  $13,704,408, respectively)                                           31,312,752                    11,304,158
Capital shares receivable                                                 184,026                        21,030
Dividends receivable                                                       13,978                         3,537
Receivable for investments sold                                                --                        10,308
---------------------------------------------------------------------------------------------------------------------
Total assets                                                           31,510,756                    11,339,033
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                     24,923                        28,484
Payable for investments purchased                                         150,912                            --
Accrued distribution fees                                                   6,621                         2,310
Accrued transfer agency fees                                                1,589                           554
Accrued administration services fees                                          530                           185
Other accrued expenses                                                     16,461                        15,074
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         201,036                        46,607
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                           $31,309,720                   $11,292,426
---------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                               4,265,349                     1,597,123
---------------------------------------------------------------------------------------------------------------------
Net asset value per share                                             $      7.34                   $      7.07
---------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
40  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

STATEMENTS OF OPERATIONS -------------------------------------------------------


                                                                  DISCIPLINED ASSET         DISCIPLINED ASSET
                                                              ALLOCATION PORTFOLIOS --  ALLOCATION PORTFOLIOS --
                                                                    CONSERVATIVE         MODERATELY CONSERVATIVE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                 $436,525                  $453,340
----------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                         19,209                    24,013
Transfer agency fees                                                       4,610                     5,763
Administrative services fees                                               1,537                     1,921
Custodian fees                                                             5,207                     5,289
Printing and postage                                                      10,517                    10,599
Professional fees                                                         24,445                    24,445
Other                                                                        249                       245
----------------------------------------------------------------------------------------------------------------
Total expenses                                                            65,774                    72,275
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                      (34,269)                  (32,892)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                        31,505                    39,383
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          405,020                   413,957
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                                 (794,729)               (1,420,761)
  Capital gain distributions from underlying affiliated
    funds                                                                100,506                   149,390
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (694,223)               (1,271,371)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                             (1,700,880)               (3,120,403)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       (2,395,103)               (4,391,774)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        $(1,990,083)              $(3,977,817)
----------------------------------------------------------------------------------------------------------------
                                                                  DISCIPLINED ASSET
                                                              ALLOCATION PORTFOLIOS --
                                                                      MODERATE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                 $874,751
--------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                         46,130
Transfer agency fees                                                      11,071
Administrative services fees                                               3,690
Custodian fees                                                             5,494
Printing and postage                                                      10,600
Professional fees                                                         24,445
Other                                                                        246
--------------------------------------------------------------------------------------
Total expenses                                                           101,676
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                      (26,020)
--------------------------------------------------------------------------------------
Total net expenses                                                        75,656
--------------------------------------------------------------------------------------
Investment income (loss) -- net                                          799,095
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                               (1,035,089)
  Capital gain distributions from underlying affiliated
    funds                                                                328,631
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (706,458)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                             (8,694,912)
--------------------------------------------------------------------------------------
Net gain (loss) on investments                                       (9,401,370)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        $(8,602,275)
--------------------------------------------------------------------------------------



(a) Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  41

STATEMENT OF OPERATIONS (continued) --------------------------------------------


                                                                       DISCIPLINED ASSET         DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --  ALLOCATION PORTFOLIOS --
                                                                     MODERATELY AGGRESSIVE          AGGRESSIVE
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                      $639,548                  $209,036
---------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                              35,758                    11,484
Transfer agency fees                                                            8,582                     2,756
Administrative services fees                                                    2,860                       919
Custodian fees                                                                  5,289                     1,784
Printing and postage                                                           10,600                    10,600
Professional fees                                                              24,445                    24,445
Other                                                                             245                       245
---------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 87,779                    52,233
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                               (29,134)                  (33,398)
---------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             58,645                    18,835
---------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               580,903                   190,201
---------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                                      (995,825)                 (483,640)
  Capital gain distributions from underlying affiliated funds                 275,589                   105,659
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (720,236)                 (377,981)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                  (7,336,211)               (2,400,453)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (8,056,447)               (2,778,434)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(7,475,544)              $(2,588,233)
---------------------------------------------------------------------------------------------------------------------



(a) Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
42  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                       DISCIPLINED ASSET          DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                       CONSERVATIVE         MODERATELY CONSERVATIVE
OPERATIONS
Investment income (loss) -- net                                           $   405,020                $   413,957
Net realized gain (loss) on investments                                      (694,223)                (1,271,371)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (1,700,880)                (3,120,403)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (1,990,083)                (3,977,817)
-----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        30,989,340                 33,510,884
Payments for redemptions                                                   (5,732,674)                (6,112,258)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  25,256,666                 27,398,626
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    23,266,583                 23,420,809
Net assets at beginning of period                                             100,224(b)                 100,233(c)
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $23,366,807                $23,521,042
-----------------------------------------------------------------------------------------------------------------------
                                                                       DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                         MODERATE
OPERATIONS
Investment income (loss) -- net                                           $   799,095
Net realized gain (loss) on investments                                      (706,458)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (8,694,912)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (8,602,275)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        58,953,513
Payments for redemptions                                                   (4,771,238)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  54,182,275
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    45,580,000
Net assets at beginning of period                                             100,229(d)
--------------------------------------------------------------------------------------------
Net assets at end of period                                               $45,680,229
--------------------------------------------------------------------------------------------



(a) Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $227, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $236, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(d) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $232, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                       DISCIPLINED ASSET          DISCIPLINED ASSET
                                                                   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO DEC. 31, 2008                  MODERATELY AGGRESSIVE            AGGRESSIVE
OPERATIONS
Investment income (loss) -- net                                           $   580,903                $   190,201
Net realized gain (loss) on investments                                      (720,236)                  (377,981)
Net change in unrealized appreciation (depreciation) on
  affiliated investments                                                   (7,336,211)                (2,400,453)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (7,475,544)                (2,588,233)
-----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                        42,273,098                 15,481,561
Payments for redemptions                                                   (3,588,056)                (1,701,108)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                  38,685,042                 13,780,453
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    31,209,498                 11,192,220
Net assets at beginning of period                                             100,222(b)                 100,206(c)
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $31,309,720                $11,292,426
-----------------------------------------------------------------------------------------------------------------------


(a) Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $225, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $209, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS -----------------------------------------------------------



DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (1.73)
----------------------------------------------------------
Total from investment operations                     (1.59)
----------------------------------------------------------
Net asset value, end of period                       $8.43
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $23
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .86%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         5.27%(d)
----------------------------------------------------------
Portfolio turnover rate                                48%
----------------------------------------------------------
Total return(f)                                    (15.93%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal ended Dec. 31,                             2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.21)
----------------------------------------------------------
Total from investment operations                     (2.07)
----------------------------------------------------------
Net asset value, end of period                       $7.95
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $24
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .75%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.31%(d)
----------------------------------------------------------
Portfolio turnover rate                                51%
----------------------------------------------------------
Total return(f)                                    (20.67%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



--------------------------------------------------------------------------------
44  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13
Net gains (losses) (both realized and
 unrealized)                                         (2.56)
----------------------------------------------------------
Total from investment operations                     (2.43)
----------------------------------------------------------
Net asset value, end of period                       $7.59
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $46
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .55%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.33%(d)
----------------------------------------------------------
Portfolio turnover rate                                24%
----------------------------------------------------------
Total return(f)                                    (24.29%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14
Net gains (losses) (both realized and
 unrealized)                                         (2.82)
----------------------------------------------------------
Total from investment operations                     (2.68)
----------------------------------------------------------
Net asset value, end of period                       $7.34
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $31
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                              .61%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.06%(d)
----------------------------------------------------------
Portfolio turnover rate                                27%
----------------------------------------------------------
Total return(f)                                    (26.76%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.



--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------





DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,                      2008(b)
Net asset value, beginning of period                $10.02
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12
Net gains (losses) (both realized and
 unrealized)                                         (3.07)
----------------------------------------------------------
Total from investment operations                     (2.95)
----------------------------------------------------------
Net asset value, end of period                       $7.07
----------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $11
----------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                             1.14%(d)
----------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                          .41%(d)
----------------------------------------------------------
Net investment income (loss)                         4.14%(d)
----------------------------------------------------------
Portfolio turnover rate                                37%
----------------------------------------------------------
Total return(f)                                    (29.45%)(g)
----------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.





--------------------------------------------------------------------------------
46  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is series of RiverSource Variable Series Trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the Investment Manager for the Funds. For each Fund, on April 28, 2008, the Investment Manager purchased 10,000 shares of capital stock at $10 per share, which represented the initial capital in each Fund.

The primary objectives of each Fund are as follows:

Disciplined Asset Allocation Portfolios - Conservative (Conservative) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Conservative (Moderately Conservative) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderate (Moderate) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Aggressive (Moderately Aggressive) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

Disciplined Asset Allocation Portfolios - Aggressive (Aggressive) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective May 1, 2008, each Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to each Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

Investments in the underlying funds are valued at their net asset value at the close of each business day.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FEDERAL TAXES
Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of each Fund's income and losses. The components of each Fund's net assets are reported at the partner level for tax purposes, and therefore, are not presented on Statements of Assets and Liabilities. For the period ended Dec. 31, 2008, there were no distributions.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENTS
Each Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Dec. 31, 2008, the Funds did not own nor were they a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of Dec. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

OTHER
Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

2. EXPENSES

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

COMPENSATION TO BOARD MEMBERS
Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the underlying funds in which each Fund invests.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all Disciplined Asset Allocation Portfolios at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.25% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
48  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


UNDERLYING FUND FEES
In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests (also referred to as "acquired funds"). Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Dec. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds) were as follows:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
Conservative                                                                     0.41%
Moderately Conservative                                                          0.41%
Moderate                                                                         0.41%
Moderately Aggressive                                                            0.41%
Aggressive                                                                       0.41%


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of underlying funds) will not exceed 0.41% of each Fund's average daily net assets.

CUSTODIAN FEES
Effective Dec. 15, 2008, each Fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, each Fund paid custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for the period from May 1, 2008 (date the Funds became available) to Dec. 31, 2008 for each Fund are as follows:

FUND                                                                  PURCHASES    PROCEEDS
--------------------------------------------------------------------------------------------
Conservative                                                         $31,332,507  $5,567,774
Moderately Conservative                                               35,289,838   7,347,812
Moderate                                                              61,286,347   6,611,794
Moderately Aggressive                                                 45,093,411   5,730,061
Aggressive                                                            16,575,370   2,540,341


Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares for the period from May 1, 2008 (date the Funds became available) to Dec. 31, 2008 are as follows:

                                                                                        NET
FUND                                                          SOLD    REDEEMED  INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------
Conservative                                               3,435,775  (672,447)      2,763,328
Moderately Conservative                                    3,700,841  (752,905)      2,947,936
Moderate                                                   6,595,046  (584,676)      6,010,370
Moderately Aggressive                                      4,697,200  (441,851)      4,255,349
Aggressive                                                 1,803,237  (216,114)      1,587,123


5. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Dec. 31, 2008, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

Moderate

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund                                     10.58%




--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Moderately Aggressive

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund                                     7.70%


6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor

--------------------------------------------------------------------------------
50  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments in funds, of Disciplined Asset Allocation
Portfolios - Conservative, Disciplined Asset Allocation Portfolios - Moderately Conservative, Disciplined Asset Allocation Portfolios - Moderate, Disciplined Asset Allocation Portfolios - Moderately Aggressive, Disciplined Asset Allocation Portfolios - Aggressive (the Funds) (five of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 1, 2008 (date the Funds became available) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2008, and the results of their operations, changes in their net assets and the financial highlights for the period from May 1, 2008, (date the Funds became available) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 20, 2009


--------------------------------------------------------------------------------
52  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 163 funds, which includes 104 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation 1990-1997                  Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 64                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Chief Executive Officer
                                                 and President, RiverSource Fund Distributors, Inc.
                                                 since 2008; Senior Vice President -- Chief Investment
                                                 Officer, Ameriprise Financial, Inc. and Chairman of the
                                                 Board and Chief Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; or contacting your financial institution.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC
100 Park Avenue            Officer since 2009*   since 2009; Chief Compliance Officer for each of the
New York, NY 10017                               investment companies of the Seligman group of funds
Age 57                                           since 2004; Anti Money Laundering Prevention Officer
                                                 and Identity Theft Prevention officer for each of the
                                                 investment companies of the Seligman group of funds
                                                 since 2008; Managing Director,  J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 investment companies of the Seligman group of funds,
                                                 2004-2008.

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006*   RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------


* Effective February 2009, Ms. Lammers no longer serves as the Chief Compliance Officer for the funds and Ms. Hoagland now serves in that capacity.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT  55

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
56  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 ANNUAL REPORT

DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS
734 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's
current prospectus. Distributed by RiverSource Distributors,
Inc., Member FINRA. Insurance and Annuities are issued by
RiverSource Life Insurance Company. RiverSource is part of
Ameriprise Financial, Inc.
(C) 2009 RiverSource Investments, LLC.                           S-6521 A (2/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Variable Series Trust were as follows:

                         2008 - $590,035     2007 - $502,950

(b) Audit - Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Variable Series Trust were as follows:

                          2008 - $21,125     2007 - $18,285

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Variable Series Trust were as follows:

                         2008 - $246,212     2007 - $53,700

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Variable Series Trust were as follows:

                               2008 - $0     2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $849,037     2007 - $693,435

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

* The Funds within the RiverSource Variable Series Trust were registered under a different series for the year ended Dec. 31, 2007. The reorganization of each Fund into the newly-formed RiverSource Variable Series Trust was effective Feb. 1, 2008.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        RiverSource Variable Series Trust


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date March 4, 2009


By /s/ Jeffrey P. Fox
   ---------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date March 4, 2009